UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-08134

Eaton Vance Municipals Trust II

(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110

(Address of Principal Executive Offices)

Maureen A. Gemma

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(617) 482-8260

(Registrant’s Telephone Number)

January 31

Date of Fiscal Year End

January 31, 2018

Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance

High Yield Municipal Income Fund

Annual Report

January 31, 2018

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report January 31, 2018

Eaton Vance

High Yield Municipal Income Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	31

Federal Tax Information	32

Management and Organization	33

Important Notices	35

Eaton Vance

High Yield Municipal Income Fund

January 31, 2018

Management’s Discussion of Fund Performance1

Economic and Market Conditions

The 12-month period that began on February 1, 2017 was characterized by a significant flattening of the municipal bond yield curve and a rally in longer-term bonds that lasted for most of the period.

Long-term interest rates were relatively stable in the opening month of the period, but then drifted downward from March through July 2017 — despite the Federal Reserve Board rate hikes in March and June 2017 that put upward pressure on short-term rates. Mixed U.S. economic data, including anemic inflation, put downward pressure on long-term rates that would increase as the period wore on. In August and early September 2017, increasing geopolitical tension between the U.S. and North Korea led to a “flight to quality” that drove investors toward the perceived safety of U.S. Treasurys. As a result, long-term rates declined further as Treasury prices rallied, and through October 2017, the municipal market rallied along with Treasurys.

In November and December 2017, however, the municipal market experienced considerable volatility after the GOP-controlled House and Senate released and then passed new tax legislation. The most significant change to the municipal market was the elimination of an issuer’s ability to refinance debt prior to its call date through the issuance of advanced refunding bonds — which accounted for just under 20% of new issuance over the past 10 years. As a result, December 2017 witnessed the largest-ever one-month issuance of new municipal debt, as issuers rushed to beat the December 31, 2017 deadline for issuing advanced refunding bonds. Demand, however, outweighed supply as investors sold short-maturity bonds to buy longer maturities in anticipation of significantly lower supply going forward. The net result was rising prices on longer-term debt that drove more dramatic flattening of the yield curve in December 2017.

As the period came to a close, bond prices reversed direction. In January 2018, signs of increasing inflation, higher wage growth, and fears that the new tax legislation might overheat the economy pushed interest rates up and caused longer-term bond prices to decline.

For the 12-month period ended January 31, 2018, the Bloomberg Barclays Municipal Bond Index,2 a broad measure of the asset class, returned 3.52%. For the period as a whole, the municipal bond yield curve flattened significantly. Rates rose for AAA-rated7 bonds with maturities of one-to-11 years and declined for issues with maturities of 12-to-30 years. On a price basis, longer maturities in general outperformed shorter maturities, and lower-rated bonds generally outperformed higher-rated issues. Across the curve, municipal bonds outperformed comparable U.S. Treasurys.

Fund Performance

For the 12-month period ended January 31, 2018, Eaton Vance High Yield Municipal Income Fund (the Fund) had a total return of 6.63% for Class A shares at net asset value (NAV), outperforming the 3.52% return of the Fund’s primary benchmark, the Bloomberg Barclays Municipal Bond Index (the Index), but underperforming the 9.33% return of the Fund’s secondary benchmark, the Bloomberg Barclays High Yield Long (22+) Municipal Bond Index.

The Fund primarily invests in high yield municipal obligations — defined as securities rated BBB or below — whereas the primary Index, reflecting the broad municipal market, had a significantly smaller weight in BBB and below-investment-grade issues throughout the fiscal year. In general, high yield municipal bonds experienced strong investor demand during the period, and high yield municipal funds saw strong inflows. For most of the period, these factors helped drive up prices and put downward pressure on yields.

The Fund seeks to enhance tax-exempt income by entering into residual interest bond transactions6 and investing the proceeds of such transactions in additional municipal securities, which creates leverage in the Fund. Leverage has the effect of magnifying the Fund’s exposure to its underlying investments in both up and down markets. During this period of strong performance by municipal high yield bonds, leverage helped Fund performance relative to the unleveraged Index.

Additional contributors to Fund performance versus the Index during the period included security selection and an overweight, relative to the Index, in Illinois bonds; an overweight and security selection in the industrial development revenue sector; an overweight in bonds with 17 or more years remaining to maturity, which outperformed shorter maturity bonds; and an overweight in zero-coupon bonds, which were the best performing coupon structure in the Index during the period.

In contrast, detractors from performance relative to the Index included an overweight in defensive strategies such as floating-rate notes and security selection in the leasing sector.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

High Yield Municipal Income Fund

January 31, 2018

Performance2,3

Portfolio Manager Cynthia J. Clemson

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	08/07/1995	08/07/1995	6.63%	4.51%	4.23%
Class A with 4.75% Maximum Sales Charge	—	—	1.58	3.50	3.72
Class B at NAV	08/07/1995	08/07/1995	5.85	3.73	3.45
Class B with 5% Maximum Sales Charge	—	—	0.85	3.39	3.45
Class C at NAV	06/18/1997	08/07/1995	5.67	3.71	3.45
Class C with 1% Maximum Sales Charge	—	—	4.67	3.71	3.45
Class I at NAV	05/09/2007	08/07/1995	6.77	4.74	4.49
Bloomberg Barclays Municipal Bond Index	—	—	3.52%	2.69%	4.20%
Bloomberg Barclays High Yield Long (22+) Municipal Bond Index	—	—	9.33	4.98	6.01

% Total Annual Operating Expense Ratios[4]		Class A	Class B	Class C	Class I
Gross		0.89%	1.64%	1.64%	0.64%
Net		0.79	1.54	1.54	0.54

% Distribution Rates/Yields[5]		Class A	Class B	Class C	Class I
Distribution Rate		3.90%	3.17%	3.14%	4.15%
Taxable-Equivalent Distribution Rate		6.59	5.35	5.30	7.01
SEC 30-day Yield		2.59	2.00	1.97	2.96
Taxable-Equivalent SEC 30-day Yield		4.37	3.38	3.33	5.01

% Total Leverage[6]
Residual Interest Bond (RIB) Financing					7.82%

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class B	$10,000	01/31/2008	$14,047	N.A.
Class C	$10,000	01/31/2008	$14,040	N.A.
Class I	$250,000	01/31/2008	$387,832	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

High Yield Municipal Income Fund

January 31, 2018

Fund Profile

Credit Quality (% of total investments)7,8

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

High Yield Municipal Income Fund

January 31, 2018

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

Bloomberg Barclays Municipal Bond Index is an unmanaged index of municipal bonds traded in the U.S. Bloomberg Barclays High Yield Long (22+) Municipal Bond Index is an unmanaged index of high-yield municipal bonds traded in the U.S. with maturities of 22 years or more. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

[4]

Total annual operating expense ratios are as stated in the Fund’s most recent prospectus. Net expense ratio is not a result of a fee waiver or expense reimbursement. Net expense ratio excludes interest expense relating to the Fund’s liability with respect to floating rate notes held by third parties in conjunction with residual interest bond transactions by the Fund. The Fund also records offsetting interest income in an amount equal to this expense relating to the municipal obligations underlying such transactions and, as a result, net asset value and performance have not been affected by this expense. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]

The Distribution Rate is based on the Fund’s last regular distribution per share in the period (annualized) divided by the Fund’s NAV at the end of the period. The Fund’s distributions may be comprised of amounts characterized for federal income tax purposes as tax-exempt income, qualified and non-qualified ordinary dividends, capital gains and nondividend distributions, also known as return of capital. The Fund will determine the federal income tax character of distributions paid to a shareholder after the end of the calendar year. This is reported on the IRS form 1099-DIV and provided to the shareholder shortly after each year-end. The Fund’s distributions are determined by the investment adviser based on its current assessment of the Fund’s long-term return potential. As portfolio and market conditions change, the rate of distributions paid by the Fund could change. Taxable-equivalent performance is based on the highest combined federal and state income tax rates, where applicable. Lower tax rates would result in lower tax-equivalent performance. Actual tax rates will vary depending on your income, exemptions and deductions. Rates do not include local taxes. SEC Yield is a standardized measure based on the estimated yield to maturity of a fund’s investments over a 30-day period and is based on the maximum offer price at the date specified. The SEC Yield is not based on the distributions made by the Fund, which may differ.

[6]

Fund employs RIB financing. The leverage created by RIB investments provides an opportunity for increased income but, at the same time, creates special risks (including the likelihood of greater volatility of NAV). The cost of leverage rises and falls with changes in short-term interest rates. See “Floating Rate Notes Issued in Conjunction with Securities Held” in the notes to the financial statements for more information about RIB financing. RIB leverage represents the amount of Floating Rate Notes outstanding at period end as a percentage of Fund net assets plus Floating Rate Notes.

[7]

Ratings are based on Moody’s, S&P or Fitch, as applicable. If securities are rated differently by the ratings agencies, the highest rating is applied. Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by S&P or Fitch (Baa or higher by Moody’s) are considered to be investment-grade quality. Credit ratings are based largely on the ratings agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. Holdings designated as “Not Rated” are not rated by the national ratings agencies stated above.

[8]	The chart includes the municipal bonds held by a trust that issues residual interest bonds, consistent with the Portfolio of Investments.

Fund profile subject to change due to active management.

5

Eaton Vance

High Yield Municipal Income Fund

January 31, 2018

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2017 – January 31, 2018).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (8/1/17)	Ending Account Value (1/31/18)	Expenses Paid During Period* (8/1/17 – 1/31/18)	Annualized Expense Ratio
Actual
Class A	$1,000.00	$1,018.80	$4.63	0.91%
Class B	$1,000.00	$1,015.00	$8.43	1.66%
Class C	$1,000.00	$1,013.80	$8.43	1.66%
Class I	$1,000.00	$1,019.00	$3.36	0.66%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,020.60	$4.63	0.91%
Class B	$1,000.00	$1,016.80	$8.44	1.66%
Class C	$1,000.00	$1,016.80	$8.44	1.66%
Class I	$1,000.00	$1,021.90	$3.36	0.66%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on July 31, 2017.

6

Eaton Vance

High Yield Municipal Income Fund

January 31, 2018

Portfolio of Investments

Tax-Exempt Municipal Securities — 101.9%

Security	Principal Amount (000’s omitted)	Value

Cogeneration — 1.0%
New York City Industrial Development Agency, NY, (Brooklyn Navy Yard Cogeneration Partners, L.P.), (AMT), 5.65%, 10/1/28	$3,750	$3,736,575
New York City Industrial Development Agency, NY, (Brooklyn Navy Yard Cogeneration Partners, L.P.), (AMT), 5.75%, 10/1/36	8,045	7,971,629
Northampton County Industrial Development Authority, PA, (Northampton Generating), 5.00%, 12/31/23(1)	567	170,156

		$11,878,360

Education — 4.2%
Dutchess County Local Development Corp., NY, (Culinary Institute of America), 5.00%, 7/1/33	$200	$225,110
Dutchess County Local Development Corp., NY, (Culinary Institute of America), 5.00%, 7/1/34	240	269,568
Dutchess County Local Development Corp., NY, (Culinary Institute of America), 5.00%, 7/1/41	400	445,240
Forest Grove, OR, (Pacific University), 5.00%, 5/1/40	1,570	1,655,141
Forest Grove, OR, (Pacific University), 5.25%, 5/1/34	2,055	2,223,715
Massachusetts Development Finance Agency, (Wentworth Institute of Technology), 5.00%, 10/1/46	4,000	4,410,320
New York Dormitory Authority, (Cornell University), 5.00%, 7/1/34(2)	10,000	10,497,800
Oregon Facilities Authority, (Lewis & Clark College), 5.625%, 10/1/36	1,325	1,485,352
Oregon Facilities Authority, (University of Portland), 5.00%, 4/1/31	500	565,390
Oregon Facilities Authority, (University of Portland), 5.00%, 4/1/33	1,000	1,124,600
Oregon Facilities Authority, (University of Portland), 5.00%, 4/1/34	1,000	1,122,550
Oregon Facilities Authority, (University of Portland), 5.00%, 4/1/35	1,000	1,121,180
Romeoville, IL, (Lewis University), 5.00%, 10/1/27	1,000	1,126,650
Romeoville, IL, (Lewis University), 5.00%, 10/1/29	1,000	1,109,870
Romeoville, IL, (Lewis University), 5.00%, 10/1/30	1,000	1,126,560
Romeoville, IL, (Lewis University), 5.00%, 10/1/35	2,000	2,213,500
University of California, 5.00%, 5/15/38(2)	10,000	11,331,000
Westchester County Local Development Corp., NY, (Pace University), 5.00%, 5/1/34	8,135	8,938,494

		$50,992,040

Electric Utilities — 3.2%
Apache County Industrial Development Authority, AZ, (Tucson Electric Power Co.), 4.50%, 3/1/30	$3,845	$4,147,678
Burke County Development Authority, GA, (Oglethorpe Power Corp.), 4.125%, 11/1/45(3)	10,000	10,012,200

Security	Principal Amount (000’s omitted)	Value

Electric Utilities (continued)
Hawaii Department of Budget and Finance, (Hawaiian Electric Co.), 6.50%, 7/1/39	$730	$776,297
Hawaii Department of Budget and Finance, (Hawaiian Electric Co.), (AMT), 4.00%, 3/1/37	7,500	7,761,000
Long Island Power Authority, NY, Electric System Revenue, 5.00%, 9/1/47	2,500	2,846,600
Pima County Industrial Development Authority, AZ, (Tucson Electric Power Co.), 4.00%, 9/1/29	1,520	1,603,585
Pima County Industrial Development Authority, AZ, (Tucson Electric Power Co.), 5.25%, 10/1/40	210	226,420
Public Power Generation Agency, NE, (Whelan Energy Center Unit 2), 5.00%, 1/1/31	9,775	11,026,298
Vernon, CA, Electric System Revenue, 5.125%, 8/1/21	425	446,428

		$38,846,506

Escrowed / Prerefunded — 2.7%
Brooklyn Arena Local Development Corp., NY, (Barclays Center), Prerefunded to 1/15/20, 6.00%, 7/15/30	$1,150	$1,246,657
Brooklyn Arena Local Development Corp., NY, (Barclays Center), Prerefunded to 1/15/20, 6.25%, 7/15/40	1,290	1,404,604
Brooklyn Arena Local Development Corp., NY, (Barclays Center), Prerefunded to 1/15/20, 6.375%, 7/15/43	700	763,861
Dawson Ridge Metropolitan District No. 1, CO, Escrowed to Maturity, 0.00%, 10/1/22	3,500	3,180,940
Illinois Finance Authority, (Provena Healthcare), Prerefunded to 8/15/19, 7.75%, 8/15/34	6,280	6,874,779
Massachusetts Development Finance Agency, (Tufts Medical Center), Prerefunded to 1/1/21, 6.75%, 1/1/36	1,205	1,372,820
Onondaga Civic Development Corp., NY, (St. Joseph’s Hospital Health Center), Prerefunded to 7/1/19, 5.125%, 7/1/31	2,500	2,628,075
Pennsylvania Turnpike Commission, Prerefunded to 12/1/20, 5.35%, 12/1/30	150	164,889
Pennsylvania Turnpike Commission, Prerefunded to 12/1/20, 5.35%, 12/1/30	195	214,356
Pennsylvania Turnpike Commission, Prerefunded to 12/1/20, 5.45%, 12/1/35	1,125	1,239,761
Southwestern Illinois Development Authority, (Memorial Group, Inc.), Prerefunded to 11/1/23, 7.25%, 11/1/33	1,455	1,864,073
Vernon, CA, Electric System Revenue, Prerefunded to 8/1/19, 5.125%, 8/1/21	185	192,824
Washington, Prerefunded to 2/1/21, 5.25%, 2/1/36(2)	10,000	11,057,800

		$32,205,439

General Obligations — 10.4%
Arlington County, VA, 5.00%, 8/15/28	$9,475	$11,590,673
Beaverton School District No. 48J, Washington and Multnomah Counties, OR, 5.00%, (0.00% until 6/15/18), 6/15/36	5,000	5,720,250

7	See Notes to Financial Statements.

Eaton Vance

High Yield Municipal Income Fund

January 31, 2018

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

General Obligations (continued)
California, 5.00%, 8/1/26	$8,440	$10,189,781
California, 5.00%, 12/1/31	5,000	5,747,250
California, 5.00%, 9/1/32	14,255	16,275,789
Centennial Independent School District No. 12, Circle Pines, MN, 0.00%, 2/1/31	1,225	791,399
Centennial Independent School District No. 12, Circle Pines, MN, 0.00%, 2/1/33	1,500	880,440
Chicago Board of Education, IL, 5.00%, 12/1/21	790	835,006
Dallas, TX, 5.00%, 2/15/28	2,000	2,301,260
Dallas, TX, 5.00%, 2/15/29	2,335	2,675,420
Dallas, TX, 5.00%, 2/15/30	1,075	1,228,768
Dallas, TX, 5.00%, 2/15/31	5,065	5,765,185
Dallas, TX, 5.00%, 2/15/34	1,500	1,701,210
Illinois, 5.00%, 11/1/29	9,480	10,112,126
Illinois, 5.00%, 11/1/30	7,200	7,623,000
Illinois, 5.00%, 5/1/35	3,500	3,640,525
Illinois, 5.00%, 12/1/42	8,165	8,632,283
Illinois, 5.25%, 7/1/30	2,800	2,947,868
Leander Independent School District, TX, (PSF Guaranteed), 0.00%, 8/16/30	13,400	9,111,464
Port of Houston Authority of Harris County, TX, (AMT), 5.625%, 10/1/38(2)	6,480	6,657,552
Springfield School District No. 19, Lane County, OR, 0.00%, 6/15/39	5,500	2,475,935
Will and Cook Counties Community High School District No. 210, IL, 5.00%, 1/1/28	3,500	3,464,825
Will County Community Unit School District No. 365-U, IL, (Valley View), 5.75%, 11/1/32	3,855	4,398,247

		$124,766,256

Health Care – Miscellaneous — 0.0%(4)
Illinois Development Finance Authority, (Community Rehabilitation Providers), 5.60%, 7/1/19	$420	$418,681

		$418,681

Hospital — 12.6%
Arkansas Development Finance Authority, (Washington Regional Medical Center), 5.00%, 2/1/33	$2,200	$2,430,538
California Municipal Finance Authority, (NorthBay Healthcare Group), 5.00%, 11/1/35	250	275,348
California Municipal Finance Authority, (NorthBay Healthcare Group), 5.00%, 11/1/40	550	600,551
California Municipal Finance Authority, (NorthBay Healthcare Group), 5.00%, 11/1/44	500	544,700
California Public Finance Authority, (Henry Mayo Newhall Hospital), 5.00%, 10/15/37	1,000	1,105,330

Security	Principal Amount (000’s omitted)	Value

Hospital (continued)
Camden County Improvement Authority, NJ, (Cooper Health System), 5.00%, 2/15/29	$1,000	$1,096,930
Camden County Improvement Authority, NJ, (Cooper Health System), 5.00%, 2/15/32	2,000	2,169,860
Crawford County Hospital Authority, PA, (Meadville Medical Center), 6.00%, 6/1/46	3,175	3,305,492
Cuyahoga County, OH, (The MetroHealth System), 5.00%, 2/15/31	1,500	1,655,865
Cuyahoga County, OH, (The MetroHealth System), 5.00%, 2/15/32	1,500	1,648,590
Decatur Hospital Authority, TX, (Wise Regional Health System), 5.00%, 9/1/34	1,625	1,725,880
Decatur Hospital Authority, TX, (Wise Regional Health System), 5.25%, 9/1/29	1,675	1,821,278
Decatur Hospital Authority, TX, (Wise Regional Health System), 5.25%, 9/1/44	7,000	7,526,750
Hawaii Department of Budget and Finance, (Hawaii Pacific Health Obligated Group), 5.50%, 7/1/40	6,555	7,003,952
Illinois Finance Authority, (Presence Health Network), 3.75%, 2/15/34	5,000	4,887,800
Illinois Finance Authority, (Presence Health Network), 4.00%, 2/15/33	10,000	10,182,300
Illinois Finance Authority, (Presence Health Network), 5.00%, 2/15/36	2,000	2,219,200
Indiana County Hospital Authority, PA, (Indiana Regional Medical Center), 5.50%, 6/1/29	710	757,819
Indiana County Hospital Authority, PA, (Indiana Regional Medical Center), 6.00%, 6/1/39	3,705	4,044,304
Jefferson County Civic Facility Development Corp., NY, (Samaritan Medical Center), 5.00%, 11/1/37	2,860	3,159,299
Johnson City Health & Educational Facilities Board, TN, (Mountain States Health Alliance), 6.00%, 7/1/38	3,335	3,561,380
Martin County Health Facilities Authority, FL, (Martin Memorial Medical Center), 4.25%, 11/15/41	3,940	3,993,151
Massachusetts Development Finance Agency, (Tufts Medical Center), 6.75%, 1/1/36	800	904,592
Massachusetts Development Finance Agency, (UMass Memorial Health Care), 5.00%, 7/1/29	2,000	2,281,080
Muskingum County, OH, (Genesis HealthCare System Obligated Group), 5.00%, 2/15/33	2,775	2,945,884
New Jersey Health Care Facilities Financing Authority, (Barnabas Health Obligated Group), 4.25%, 7/1/44	3,050	3,175,233
New Jersey Health Care Facilities Financing Authority, (Hackensack Meridian Health Obligated Group), 4.00%, 7/1/34	2,000	2,081,200
New Jersey Health Care Facilities Financing Authority, (Princeton HealthCare System), 5.00%, 7/1/39	10,325	11,421,205

8	See Notes to Financial Statements.

Eaton Vance

High Yield Municipal Income Fund

January 31, 2018

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Hospital (continued)
New Jersey Health Care Facilities Financing Authority, (Robert Wood Johnson University Hospital), 5.00%, 7/1/39	$3,500	$3,893,400
New York Dormitory Authority, (Memorial Sloan-Kettering Cancer Center), 5.00%, 7/1/36(2)	7,470	7,566,064
New York Dormitory Authority, (Memorial Sloan-Kettering Cancer Center), 5.00%, 7/1/42	1,155	1,329,601
New York Dormitory Authority, (Orange Regional Medical Center), 5.00%, 12/1/32(5)	1,000	1,101,740
New York Dormitory Authority, (Orange Regional Medical Center), 5.00%, 12/1/33(5)	1,000	1,097,600
New York Dormitory Authority, (Orange Regional Medical Center), 5.00%, 12/1/34(5)	3,900	4,267,770
New York Dormitory Authority, (Orange Regional Medical Center), 5.00%, 12/1/35(5)	1,000	1,091,840
New York Dormitory Authority, (Orange Regional Medical Center), 5.00%, 12/1/40(5)	2,300	2,477,859
New York Dormitory Authority, (Orange Regional Medical Center), Prerefunded to 12/1/18, 6.125%, 12/1/29	3,190	3,313,676
New York Dormitory Authority, (Orange Regional Medical Center), Prerefunded to 12/1/18, 6.25%, 12/1/37	2,000	2,079,600
Palm Beach County Health Facilities Authority, FL, (BRRH Corp. Obligated Group), 5.00%, 12/1/31	6,250	6,854,687
South Lake County Hospital District, FL, (South Lake Hospital), 6.25%, 4/1/39	3,065	3,196,642
Southeastern Ohio Port Authority, (Memorial Health System Obligated Group), 5.00%, 12/1/35	3,100	3,258,875
Southeastern Ohio Port Authority, (Memorial Health System Obligated Group), 5.75%, 12/1/32	4,050	4,406,481
Tarrant County Cultural Education Facilities Finance Corp., TX, (Cook Children’s Medical Center), 5.25%, 12/1/39(2)	7,000	7,826,280
Ward County, ND, (Trinity Obligated Group), 5.00%, 6/1/43	3,000	3,254,280
West Virginia Hospital Finance Authority, (West Virginia United Health System Obligated Group), 5.375%, 6/1/38	2,580	2,868,263
Yavapai County Industrial Development Authority, AZ, (Yavapai Regional Medical Center), 5.25%, 8/1/33	2,500	2,771,100

		$151,181,269

Housing — 1.7%
Centerline Equity Issuer Trust, TN, 6.00%, 10/31/52(5)	$4,000	$4,201,360
East Hempfield Township Industrial Development Authority, PA, (Student Services, Inc.), 5.00%, 7/1/34	750	802,102
East Hempfield Township Industrial Development Authority, PA, (Student Services, Inc.), 5.00%, 7/1/39	1,250	1,328,775
New Hope Cultural Education Facilities Finance Corp., TX, (CHF-Collegiate Housing Corpus Christi II, LLC - Texas A&M University), 5.00%, 4/1/36	490	512,594

Security	Principal Amount (000’s omitted)	Value

Housing (continued)
New Hope Cultural Education Facilities Finance Corp., TX, (CHF-Collegiate Housing Galveston I, LLC - Texas A&M University), 5.00%, 4/1/34	$3,885	$4,230,105
New Hope Cultural Education Facilities Finance Corp., TX, (CHF-Collegiate Housing Galveston I, LLC - Texas A&M University), 5.00%, 4/1/39	3,500	3,798,480
New Hope Cultural Education Facilities Finance Corp., TX, (CHF-Collegiate Housing Island Campus, LLC - Texas A&M University-Corpus Christi), 5.00%, 4/1/37	1,500	1,647,855
New Hope Cultural Education Facilities Finance Corp., TX, (CHF-Collegiate Housing Stephenville III, LLC - Tarleton State University), 5.00%, 4/1/30	800	891,392
New Hope Cultural Education Facilities Finance Corp., TX, (CHF-Collegiate Housing Stephenville III, LLC - Tarleton State University), 5.00%, 4/1/35	1,000	1,086,080
Texas Student Housing Corp., (University of North Texas), 9.375%, 7/1/06(6)	860	713,800
Texas Student Housing Corp., (University of North Texas), 11.00%, 7/1/31(6)	2,000	1,660,000

		$20,872,543

Industrial Development Revenue — 10.2%
Brazos River Harbor Navigation District of Brazoria County, TX, (Dow Chemical Co.), (AMT), 5.95%, 5/15/33	$9,085	$9,396,616
Clayton County Development Authority, GA, (Delta Air Lines, Inc.), 8.75%, 6/1/29	1,180	1,343,583
Denver City and County, CO, (United Airlines), (AMT), 5.00%, 10/1/32	1,890	2,050,593
Essex County Improvement Authority, NJ, (Covanta), (AMT), 5.25%, 7/1/45(5)	7,175	7,211,736
Florida Development Finance Corp., (Waste Pro USA, Inc.), (AMT), 5.00% to 8/1/22 (Put Date), 8/1/29(5)	1,250	1,302,025
Louisiana Public Facilities Authority, (Cleco Power LLC), 4.25%, 12/1/38	8,750	9,048,988
Maine Finance Authority, (Casella Waste Systems, Inc.), (AMT), 5.125% to 8/1/25 (Put Date), 8/1/35(5)	1,880	1,922,845
Maricopa County Pollution Control Corp., AZ, (El Paso Electric Co.), 4.50%, 8/1/42	6,500	6,771,050
Maryland Economic Development Corp., (AFCO Cargo), (AMT), 3.50%, 7/1/24(5)	1,985	1,984,960
Massachusetts Development Finance Agency, (Covanta Energy), 4.875%, 11/1/42(5)	8,875	8,878,018
Massachusetts Development Finance Agency, (Covanta Energy), (AMT), 5.25%, 11/1/42(5)	4,745	4,748,511
Matagorda County Navigation District No. 1, TX, (AEP Texas Central Co.), Series 2008-1, 4.00%, 6/1/30	1,000	1,051,460
Matagorda County Navigation District No. 1, TX, (AEP Texas Central Co.), Series 2008-2, 4.00%, 6/1/30	8,055	8,469,510

9	See Notes to Financial Statements.

Eaton Vance

High Yield Municipal Income Fund

January 31, 2018

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Industrial Development Revenue (continued)
Mississippi Business Finance Corp., (Waste Pro USA, Inc.), (AMT), 5.00% to 8/1/22 (Put Date), 2/1/36(5)	$500	$520,810
New Hampshire Business Finance Authority, (Casella Waste Systems, Inc.), (AMT), 4.00% to 10/1/19 (Put Date), 4/1/29(5)	1,285	1,283,098
New Jersey Economic Development Authority, (Continental Airlines), (AMT), 5.25%, 9/15/29	8,285	9,074,146
New Jersey Economic Development Authority, (Continental Airlines), (AMT), 5.50%, 6/1/33	4,375	4,908,006
New Jersey Economic Development Authority, (Continental Airlines), Series 2000A, (AMT), 5.625%, 11/15/30	760	864,348
New Jersey Economic Development Authority, (Continental Airlines), Series 2000B, (AMT), 5.625%, 11/15/30	1,285	1,461,431
New Jersey Economic Development Authority, (New Jersey-American Water Co., Inc.), (AMT), 5.70%, 10/1/39	6,245	6,597,843
New York Environmental Facilities Corp., (Casella Waste Systems, Inc.), (AMT), 3.125% to 6/1/26 (Put Date), 12/1/44(5)	5,500	4,848,965
New York Liberty Development Corp., (Goldman Sachs Group, Inc.), 5.25%, 10/1/35	920	1,145,980
Ohio Air Quality Development Authority, (Pratt Paper, LLC), (AMT), 4.25%, 1/15/38(5)	1,000	1,014,590
Phenix City Industrial Development Board, AL, (MeadWestvaco Coated Board), (AMT), 4.125%, 5/15/35	13,570	13,808,289
Public Finance Authority, WI, (Celanese Corp.), (AMT), 4.30%, 11/1/30	5,000	5,139,650
Selma Industrial Development Board, AL, (International Paper Co.), 5.80%, 5/1/34	4,230	4,606,766
Washington Economic Development Finance Authority, (Columbia Pulp I, LLC), (AMT), 7.50%, 1/1/32(5)	2,260	2,683,660

		$122,137,477

Insured – Escrowed / Prerefunded — 0.2%
Michigan Finance Authority, (Detroit), (AGC), Prerefunded to 4/1/18, 5.00%, 4/1/20	$2,163	$2,176,352

		$2,176,352

Insured – General Obligations — 1.8%
Atlantic City, NJ, (AGM), 4.00%, 3/1/42	$480	$491,006
Atlantic City, NJ, (BAM), 5.00%, 3/1/32	650	736,080
Atlantic City, NJ, (BAM), 5.00%, 3/1/42	1,250	1,389,612
Detroit, MI, (AGC), 5.00%, 4/1/20	397	398,201
Irvington Township, NJ, (AGM), 5.00%, 7/15/32	1,000	1,124,640
Luzerne County, PA, (AGM), 5.00%, 11/15/29	5,000	5,652,500
McHenry County Community Unit School District No. 12, IL, (Johnsburg), (AGM), 5.00%, 1/1/31	3,175	3,469,894

Security	Principal Amount (000’s omitted)	Value

Insured – General Obligations (continued)
McHenry County Community Unit School District No. 12, IL, (Johnsburg), (AGM), 5.00%, 1/1/32	$1,215	$1,323,074
McHenry County Community Unit School District No. 12, IL, (Johnsburg), (AGM), 5.00%, 1/1/33	1,405	1,524,481
McHenry County Community Unit School District No. 12, IL, (Johnsburg), (AGM), 5.00%, 7/1/34	2,810	3,042,696
Oyster Bay, NY, (AGM), 4.00%, 8/1/31	2,660	2,808,987

		$21,961,171

Insured – Other Revenue — 2.1%
Harris County-Houston Sports Authority, TX, (AGM), (NPFG), 0.00%, 11/15/34	$12,700	$6,354,572
Harris County-Houston Sports Authority, TX, (NPFG), 0.00%, 11/15/26	10,510	7,635,410
Harris County-Houston Sports Authority, TX, (NPFG), 0.00%, 11/15/28	10,000	6,684,100
New York City Industrial Development Agency, NY, (Yankee Stadium), (AGC), 0.00%, 3/1/34	3,500	2,000,180
New York City Industrial Development Agency, NY, (Yankee Stadium), (AGC), 7.00%, 3/1/49	2,150	2,273,131

		$24,947,393

Insured – Special Tax Revenue — 1.6%
Illinois Sports Facilities Authority, (AMBAC), 0.00%, 6/15/25	$355	$265,139
Illinois Sports Facilities Authority, (AMBAC), 0.00%, 6/15/26	1,715	1,221,080
Miami-Dade County, FL, Professional Sports Franchise Facilities, (AGC), 7.00%, (0.00% until 10/1/19), 10/1/39	14,500	18,247,235

		$19,733,454

Insured – Student Loan — 0.2%
Massachusetts Educational Financing Authority, (AGC), (AMT), 6.35%, 1/1/30	$2,605	$2,629,669

		$2,629,669

Insured – Transportation — 4.2%
Chicago, IL, (O’Hare International Airport), (AGM), 5.25%, 1/1/32	$1,500	$1,682,955
Chicago, IL, (O’Hare International Airport), (AGM), 5.25%, 1/1/33	650	728,962
Chicago, IL, (O’Hare International Airport), (AGM), 5.50%, 1/1/43	1,355	1,537,817
E-470 Public Highway Authority, CO, (NPFG), 0.00%, 9/1/33	15,000	6,705,150
E-470 Public Highway Authority, CO, (NPFG), 0.00%, 9/1/34	20,000	8,439,200
E-470 Public Highway Authority, CO, (NPFG), 0.00%, 9/1/37	6,665	2,779,505

10	See Notes to Financial Statements.

Eaton Vance

High Yield Municipal Income Fund

January 31, 2018

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Insured – Transportation (continued)
Foothill/Eastern Transportation Corridor Agency, CA, (AGM), 5.625%, (0.00% until 1/15/24), 1/15/32	$1,955	$1,771,210
New Jersey Economic Development Authority, (The Goethals Bridge Replacement), (AGM), (AMT), 5.125%, 7/1/42	1,805	1,996,962
New York Transportation Development Corp., (LaGuardia Airport Terminal B Redevelopment), (AGM), (AMT), 4.00%, 7/1/37	3,000	3,101,130
North Texas Tollway Authority, (AGC), 6.20%, 1/1/42	10,000	12,144,500
Ohio, (Portsmouth Gateway Group, LLC), (AGM), (AMT), 5.00%, 12/31/27	1,150	1,308,343
Ohio, (Portsmouth Gateway Group, LLC), (AGM), (AMT), 5.00%, 12/31/28	1,600	1,813,456
Texas Turnpike Authority, (AMBAC), 0.00%, 8/15/30	9,440	6,216,712

		$50,225,902

Insured – Water and Sewer — 0.6%
Jefferson County, AL, Sewer Revenue, (AGM), 0.00%, 10/1/27	$2,155	$1,461,844
Jefferson County, AL, Sewer Revenue, (AGM), 0.00%, 10/1/28	3,965	2,512,898
Jefferson County, AL, Sewer Revenue, (AGM), 0.00%, 10/1/29	3,035	1,794,778
Jefferson County, AL, Sewer Revenue, (AGM), 0.00%, 10/1/30	2,580	1,420,135

		$7,189,655

Lease Revenue / Certificates of Participation — 1.7%
Charleston Educational Excellence Financing Corp., SC, (Charleston County School District), 5.00%, 12/1/29(2)	$10,875	$12,404,569
Hudson Yards Infrastructure Corp., NY, 4.00%, 2/15/44	5,000	5,239,600
Hudson Yards Infrastructure Corp., NY, 5.75%, 2/15/47	945	1,038,319
Hudson Yards Infrastructure Corp., NY, Prerefunded to 2/15/21, 5.75%, 2/15/47	1,535	1,718,678

		$20,401,166

Nursing Home — 0.1%
Mississippi Business Finance Corp., (Magnolia Healthcare), 7.99%, 7/1/25	$705	$716,435

		$716,435

Other Revenue — 5.1%
Austin Convention Enterprises, Inc., TX, (Convention Center Hotel), 5.00%, 1/1/31	$500	$577,270
Austin Convention Enterprises, Inc., TX, (Convention Center Hotel), 5.00%, 1/1/32	500	573,900

Security	Principal Amount (000’s omitted)	Value

Other Revenue (continued)
Austin Convention Enterprises, Inc., TX, (Convention Center Hotel), 5.00%, 1/1/33	$600	$687,174
Austin Convention Enterprises, Inc., TX, (Convention Center Hotel), 5.00%, 1/1/34	500	568,475
Brooklyn Arena Local Development Corp., NY, (Barclays Center), 0.00%, 7/15/32	250	145,510
Brooklyn Arena Local Development Corp., NY, (Barclays Center), 0.00%, 7/15/33	3,300	1,833,381
Brooklyn Arena Local Development Corp., NY, (Barclays Center), 0.00%, 7/15/46	8,950	2,804,751
Build NYC Resource Corp., NY, (YMCA of Greater New York), 4.00%, 8/1/31	650	676,930
Build NYC Resource Corp., NY, (YMCA of Greater New York), 4.00%, 8/1/36	875	899,561
Central Falls Detention Facility Corp., RI, 7.25%, 7/15/35(6)	6,250	1,125,000
New York City Transitional Finance Authority, NY, (Building Aid), 5.00%, 7/15/37(2)	10,000	11,462,600
Non-Profit Preferred Funding Trust I, Various States, Series D, 5.17%, 9/15/37(5)	14,000	12,774,860
Salt Verde Financial Corp., AZ, Senior Gas Revenue, 5.00%, 12/1/37	15,105	18,035,521
Texas Municipal Gas Acquisition and Supply Corp. III, Gas Supply Revenue, 5.00%, 12/15/30	1,860	2,040,569
White Earth Band of Chippewa Indians, MN, 6.375%, 12/1/26(5)	6,325	6,351,691
Will and Kankakee Counties Community Unit School District No. 255-U, IL, 4.00%, 6/1/30	700	721,063

		$61,278,256

Senior Living / Life Care — 9.6%
Albemarle County Economic Development Authority, VA, (Westminster-Canterbury of the Blue Ridge), 5.00%, 1/1/42	$1,350	$1,401,097
Atlantic Beach, FL, (Fleet Landing), 5.00%, 11/15/37	7,945	8,456,817
Centerville, OH, (Graceworks Lutheran Services), 5.25%, 11/1/37	3,250	3,496,187
Centerville, OH, (Graceworks Lutheran Services), 5.25%, 11/1/47	3,190	3,384,622
Colorado Health Facilities Authority, (Covenant Retirement Communities, Inc.), 5.00%, 12/1/33	5,000	5,360,300
Colorado Health Facilities Authority, (Frasier Meadows Retirement Community), 5.25%, 5/15/37	750	829,433
Connecticut Health and Educational Facilities Authority, (Church Home of Hartford, Inc.), 5.00%, 9/1/46(5)	1,000	1,029,490
District of Columbia, (Ingleside at Rock Creek), 3.875%, 7/1/24	635	635,235
District of Columbia, (Ingleside at Rock Creek), 5.00%, 7/1/32	575	605,872

11	See Notes to Financial Statements.

Eaton Vance

High Yield Municipal Income Fund

January 31, 2018

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Senior Living / Life Care (continued)
Harris County Cultural Education Facilities Finance Corp., TX, (Brazos Presbyterian Homes, Inc.), 5.75%, 1/1/28	$415	$459,766
Harris County Cultural Education Facilities Finance Corp., TX, (Brazos Presbyterian Homes, Inc.), 6.375%, 1/1/33	655	740,261
Hawaii Department of Budget and Finance, (Kahala Senior Living Community, Inc.), 5.125%, 11/15/32	525	583,028
Hawaii Department of Budget and Finance, (Kahala Senior Living Community, Inc.), 5.25%, 11/15/37	480	532,997
Howard County, MD, (Vantage House), 5.00%, 4/1/36	1,725	1,793,017
Illinois Finance Authority, (Plymouth Place, Inc.), 5.00%, 5/15/37	1,000	1,036,990
Indiana Finance Authority, (Marquette), 5.00%, 3/1/39	1,000	1,044,930
Lancaster County Hospital Authority, PA, (Brethren Village), 5.25%, 7/1/41	1,000	1,101,340
Maryland Health and Higher Educational Facilities Authority, (Edenwald), 5.25%, 1/1/37	2,500	2,795,550
Massachusetts Development Finance Agency, (NewBridge on the Charles, Inc.), 5.00%, 10/1/37(5)	1,000	1,091,380
Massachusetts Development Finance Agency, (NewBridge on the Charles, Inc.), 5.00%, 10/1/47(5)	1,280	1,388,109
Massachusetts Development Finance Agency, (NewBridge on the Charles, Inc.), 5.00%, 10/1/57(5)	2,410	2,593,449
Massachusetts Development Finance Agency, (VOA Concord Assisted Living, Inc.), 5.125%, 11/1/27(5)	1,085	1,085,065
Massachusetts Development Finance Agency, (VOA Concord Assisted Living, Inc.), 5.20%, 11/1/41(5)	2,560	2,466,176
Mesquite Health Facilities Development Corp., TX, (Christian Care Centers), 5.00%, 2/15/36	500	518,695
Mesquite Health Facilities Development Corp., TX, (Christian Care Centers), 5.125%, 2/15/30	750	796,905
Mesquite Health Facilities Development Corp., TX, (Christian Care Centers), 5.125%, 2/15/42	1,500	1,560,300
Missouri Health and Educational Facilities Authority, (Bethesda Health Group, Inc.), 5.00%, 8/1/40	1,150	1,222,669
Multnomah County Hospital Facilities Authority, OR, (Mirabella at South Waterfront), 5.125%, 10/1/34	2,500	2,649,450
Multnomah County Hospital Facilities Authority, OR, (Mirabella at South Waterfront), 5.40%, 10/1/44	1,770	1,898,626
New Hampshire Health and Education Facilities Authority, (Kendal at Hanover), 5.00%, 10/1/40	500	538,175
New Hampshire Health and Education Facilities Authority, (Kendal at Hanover), 5.00%, 10/1/46	1,000	1,071,800
New Hope Cultural Education Facilities Finance Corp., TX, (Longhorn Village), 5.00%, 1/1/37	3,500	3,722,355
New Hope Cultural Education Facilities Finance Corp., TX, (Longhorn Village), 5.00%, 1/1/42	3,000	3,181,380
New Jersey Economic Development Authority, (United Methodist Homes of New Jersey), 5.00%, 7/1/29	1,285	1,390,241

Security	Principal Amount (000’s omitted)	Value

Senior Living / Life Care (continued)
North Carolina Medical Care Commission, (Deerfield Episcopal Retirement Community, Inc.), 5.00%, 11/1/37	$1,675	$1,904,743
North Miami, FL, (Imperial Club), 7.00%, 1/1/42(6)	3,475	173,750
North Miami, FL, (Imperial Club), 7.625%, 1/1/41(6)	7,315	365,750
Palm Beach County Health Facilities Authority, FL, (Sinai Residences of Boca Raton), 7.25%, 6/1/34	75	87,200
Palm Beach County Health Facilities Authority, FL, (Sinai Residences of Boca Raton), 7.25%, 6/1/39	1,190	1,381,995
Palm Beach County Health Facilities Authority, FL, (Sinai Residences of Boca Raton), 7.50%, 6/1/49	6,855	8,014,043
Public Finance Authority, WI, (Church Home of Hartford, Inc.), 5.00%, 9/1/30(5)	770	810,040
Savannah Economic Development Authority, GA, (Marshes Skidaway Island Project), 7.00%, 1/1/34	3,000	3,413,850
Tarrant County Cultural Education Facilities Finance Corp., TX, (Trinity Terrace), 5.00%, 10/1/34	1,980	2,151,409
Tarrant County Cultural Education Facilities Finance Corp., TX, (Trinity Terrace), 5.00%, 10/1/44	5,370	5,755,727
Tempe Industrial Development Authority, AZ, (Friendship Village of Tempe), 6.00%, 12/1/32	450	479,997
Tempe Industrial Development Authority, AZ, (Friendship Village of Tempe), 6.25%, 12/1/42	1,380	1,470,997
Tempe Industrial Development Authority, AZ, (Mirabella at ASU), 6.125%, 10/1/52(5)	2,800	2,872,576
Tompkins County Development Corp., NY, (Kendal at Ithaca, Inc.), 4.25%, 7/1/32	1,270	1,302,855
Tompkins County Development Corp., NY, (Kendal at Ithaca, Inc.), 4.50%, 7/1/42	1,270	1,298,003
Warren County, OH, (Otterbein Homes Obligated Group), 5.00%, 7/1/39	1,975	2,175,996
Warren County, OH, (Otterbein Homes Obligated Group), 5.50%, 7/1/39	500	565,220
Washington Housing Finance Commission, (Bayview Manor Homes), 5.00%, 7/1/36(5)	1,500	1,554,120
Washington Housing Finance Commission, (Bayview Manor Homes), 5.00%, 7/1/46(5)	1,250	1,279,250
Washington Housing Finance Commission, (Horizon House), 5.00%, 1/1/43(5)	4,000	4,367,400
Washington Housing Finance Commission, (Horizon House), 5.00%, 1/1/48(5)	4,815	5,243,439
Washington Housing Finance Commission, (Wesley Homes at Lea Hill), 5.00%, 7/1/31(5)	1,910	2,003,494
Washington Housing Finance Commission, (Wesley Homes at Lea Hill), 5.00%, 7/1/36(5)	1,000	1,036,080
Westchester County Local Development Corp., NY, (Kendal on Hudson), 5.00%, 1/1/34	2,380	2,566,568

		$114,736,209

12	See Notes to Financial Statements.

Eaton Vance

High Yield Municipal Income Fund

January 31, 2018

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Special Tax Revenue — 5.2%
Aliso Viejo Community Facilities District No. 2005-01, CA, (Glenwood at Aliso Viejo), 5.00%, 9/1/38	$7,000	$7,681,870
Bridgeville, DE, (Heritage Shores Special Development District), 5.45%, 7/1/35	4,997	4,996,650
Irvine Community Facilities District No. 2013-3, CA, (Great Park), 5.00%, 9/1/39	2,000	2,170,020
Jurupa Public Financing Authority, CA, 5.00%, 9/1/33	600	674,592
Lakewood Ranch Stewardship District, FL, (Villages of Lakewood Ranch South), 5.00%, 5/1/36	4,810	5,024,430
Michigan Finance Authority, Detroit Financial Recovery Income Tax Revenue, 4.50%, 10/1/29	4,460	4,720,152
New River Community Development District, FL, (Capital Improvements), 5.00%, 5/1/13(6)	1,005	10
New River Community Development District, FL, (Capital Improvements), Series 2010A-1, 5.75%, 5/1/38	490	490,294
New River Community Development District, FL, (Capital Improvements), Series 2010A-2, 5.75%, 5/1/38	1,300	1,299,948
New York Convention Center Development Corp., Hotel Unit Fee, 0.00%, 11/15/29	2,630	1,730,934
New York Dormitory Authority, Personal Income Tax Revenue, 5.00%, 2/15/37(2)	10,000	11,457,900
Regional Transportation District, CO, Special Tax Revenue, 5.00%, 11/1/34	1,500	1,749,330
Regional Transportation District, CO, Special Tax Revenue, 5.00%, 11/1/36	4,710	5,488,940
River Hall Community Development District, FL, (Capital Improvements), 5.45%, 5/1/36	2,680	2,679,893
South Orange County Public Financing Authority, CA, (Ladera Ranch), 5.00%, 8/15/31	1,500	1,639,140
South Orange County Public Financing Authority, CA, (Ladera Ranch), 5.00%, 8/15/33	1,000	1,088,860
South Orange County Public Financing Authority, CA, (Ladera Ranch), 5.00%, 8/15/34	450	489,348
South Village Community Development District, FL, 3.50%, 5/1/32	805	799,011
South Village Community Development District, FL, 3.625%, 5/1/35	500	491,300
South Village Community Development District, FL, 3.75%, 5/1/38	1,020	1,002,884
South Village Community Development District, FL, 4.875%, 5/1/35	500	507,940
South Village Community Development District, FL, 5.00%, 5/1/38	100	101,546
Southern Hills Plantation I Community Development District, FL, Series A1, 5.80%, 5/1/35	1,218	1,217,403
Southern Hills Plantation I Community Development District, FL, Series A2, 5.80%, 5/1/35	890	813,798

Security	Principal Amount (000’s omitted)	Value

Special Tax Revenue (continued)
Sterling Hill Community Development District, FL, 5.50%, 5/1/37(6)	$3,650	$365,000
Winter Garden Village at Fowler Groves Community Development District, FL, 4.125%, 5/1/37	3,425	3,355,678

		$62,036,871

Student Loan — 1.5%
Massachusetts Educational Financing Authority, (AMT), 3.625%, 7/1/32	$5,480	$5,485,809
Massachusetts Educational Financing Authority, (AMT), 5.00%, 7/1/25	2,500	2,838,975
Massachusetts Educational Financing Authority, (AMT), 5.00%, 7/1/26	1,770	2,014,526
New Jersey Higher Education Student Assistance Authority, (AMT), 4.00%, 12/1/30	4,650	4,736,164
New Jersey Higher Education Student Assistance Authority, (AMT), 4.75%, 12/1/43	2,765	2,902,199

		$17,977,673

Transportation — 19.9%
Austin, TX, Airport System Revenue, (AMT), 5.00%, 11/15/41	$2,000	$2,247,660
Central Texas Regional Mobility Authority, 5.00%, 1/1/35	1,100	1,225,895
Central Texas Regional Mobility Authority, Prerefunded to 1/1/21, 5.75%, 1/1/31	565	629,433
Central Texas Regional Mobility Authority, Series 2015A, 5.00%, 1/1/40	13,070	14,466,007
Central Texas Regional Mobility Authority, Series 2016, 5.00%, 1/1/40	2,375	2,634,920
Chesapeake Bay Bridge and Tunnel Commission, VA, 5.00%, 7/1/46	4,000	4,502,200
Chicago, IL, (O’Hare International Airport), 5.00%, 1/1/35	2,500	2,834,775
Chicago, IL, (O’Hare International Airport), 5.00%, 1/1/38	5,000	5,635,850
Chicago, IL, (O’Hare International Airport), (AMT), 4.375%, 1/1/40	2,500	2,568,225
Chicago, IL, (O’Hare International Airport), (AMT), 5.00%, 1/1/25	2,555	2,851,099
Chicago, IL, (O’Hare International Airport), (AMT), 5.00%, 1/1/26	2,170	2,409,807
Colorado High Performance Transportation Enterprise, (C-470 Express Lanes), 5.00%, 12/31/47	1,900	2,073,622
Colorado High Performance Transportation Enterprise, (U.S. 36 and I-25 Managed Lanes), (AMT), 5.75%, 1/1/44	2,500	2,780,450
Dallas and Fort Worth, TX, (Dallas/Fort Worth International Airport), (AMT), 5.00%, 11/1/42	5,255	5,710,188
Dallas and Fort Worth, TX, (Dallas/Fort Worth International Airport), (AMT), 5.25%, 11/1/29	7,000	7,944,090

13	See Notes to Financial Statements.

Eaton Vance

High Yield Municipal Income Fund

January 31, 2018

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Transportation (continued)
Eagle County Air Terminal Corp., CO, (AMT), 5.00%, 5/1/37	$1,000	$1,122,620
Eagle County Air Terminal Corp., CO, (AMT), 5.00%, 5/1/41	4,940	5,516,696
Grand Parkway Transportation Corp., TX, 5.125%, 10/1/43	3,025	3,354,090
Illinois Toll Highway Authority, 5.00%, 1/1/40(2)	15,000	16,863,000
Kentucky Public Transportation Infrastructure Authority, (Downtown Crossing Project), 0.00%, 7/1/28	2,690	1,612,897
Kentucky Public Transportation Infrastructure Authority, (Downtown Crossing Project), 0.00%, 7/1/29	1,135	707,139
Kentucky Public Transportation Infrastructure Authority, (Downtown Crossing Project), 0.00%, 7/1/30	500	290,375
Kentucky Public Transportation Infrastructure Authority, (Downtown Crossing Project), 0.00%, 7/1/31	1,150	620,218
Maryland Economic Development Corp., (Purple Line Light Rail), (AMT), 5.00%, 3/31/36	1,400	1,564,542
Maryland Economic Development Corp., (Transportation Facilities), 5.00%, 6/1/35	450	507,240
Metropolitan Transportation Authority, NY, Green Bonds, 0.00%, 11/15/32	600	367,122
Metropolitan Transportation Authority, NY, Green Bonds, 0.00%, 11/15/33	5,000	2,913,800
Mid-Bay Bridge Authority, FL, 5.00%, 10/1/30	2,050	2,343,868
Mid-Bay Bridge Authority, FL, 5.00%, 10/1/35	5,000	5,596,350
New Jersey Economic Development Authority, (The Goethals Bridge Replacement), (AMT), 5.125%, 1/1/34	5,000	5,528,900
New Orleans Aviation Board, LA, (North Terminal Project), (AMT), 5.00%, 1/1/35	2,000	2,220,340
New Orleans Aviation Board, LA, (North Terminal Project), (AMT), 5.00%, 1/1/43	1,500	1,675,845
New York Transportation Development Corp., (LaGuardia Airport Terminal B Redevelopment), (AMT), 5.00%, 7/1/46	6,345	6,921,634
New York Transportation Development Corp., (Terminal One Group Association, L.P.), (AMT), 5.00%, 1/1/23	3,970	4,418,411
Niagara Frontier Transportation Authority, NY, (Buffalo Niagara International Airport), (AMT), 5.00%, 4/1/28	470	527,016
North East Texas Regional Mobility Authority, 5.00%, 1/1/41	5,250	5,801,565
North Texas Tollway Authority, Prerefunded to 9/1/21, 5.50%, 9/1/41(2)	10,000	11,258,800
Oklahoma Turnpike Authority, 5.00%, 1/1/47	1,100	1,260,743
Pennsylvania Economic Development Financing Authority, (Amtrak), (AMT), 5.00%, 11/1/41	5,495	5,922,126
Pennsylvania Turnpike Commission, Prerefunded to 12/1/20, 5.35%, 12/1/30	215	236,341
Port Authority of New York and New Jersey, (AMT), 4.00%, 9/1/33(2)	12,080	12,561,750
Port Authority of New York and New Jersey, (AMT), 4.50%, 4/1/37(2)	10,000	10,423,300
Port Authority of New York and New Jersey, (AMT), 5.25%, 9/15/23(2)	5,025	5,047,763

Security	Principal Amount (000’s omitted)	Value

Transportation (continued)
Port Authority of New York and New Jersey, (AMT), 5.75%, 3/15/35(2)	$9,990	$10,041,249
Public Finance Authority, WI, (Denver International Airport Great Hall), (AMT), 5.00%, 9/30/37	2,000	2,233,600
San Joaquin Hills Transportation Corridor Agency, CA, 5.00%, 1/15/44	10,000	11,160,200
San Jose, CA, Airport Revenue, (AMT), 5.00%, 3/1/24	2,135	2,324,054
South Jersey Transportation Authority, 5.00%, 11/1/32	2,250	2,491,042
Texas Private Activity Bond Surface Transportation Corp., (LBJ Express Managed Lanes Project), 7.00%, 6/30/34	3,685	4,102,658
Texas Private Activity Bond Surface Transportation Corp., (LBJ IH-635 Managed Lanes Project), 7.00%, 6/30/40	4,460	4,955,461
Texas Private Activity Bond Surface Transportation Corp., (North Tarrant Express Managed Lanes Project), 6.875%, 12/31/39	3,415	3,716,544
Texas Transportation Commission, (Central Texas Turnpike System), 5.00%, 8/15/37	5,000	5,548,750
Texas Transportation Commission, (Central Texas Turnpike System), 5.00%, 8/15/42	11,430	12,634,608
Virginia Small Business Financing Authority, (Transform 66 P3), (AMT), 5.00%, 12/31/52	2,500	2,764,600

		$239,671,478

Water and Sewer — 2.1%
Detroit, MI, Sewage Disposal System, 5.00%, 7/1/32	$3,185	$3,456,044
Detroit, MI, Sewage Disposal System, 5.25%, 7/1/39	3,355	3,650,341
Detroit, MI, Water Supply System, 5.25%, 7/1/41	13,100	14,289,480
Michigan Finance Authority, (Detroit Water and Sewerage Department), 5.00%, 7/1/33	1,905	2,111,673
Michigan Finance Authority, (Detroit Water and Sewerage Department), 5.00%, 7/1/44	1,905	2,081,136

		$25,588,674

Total Tax-Exempt Municipal Securities — 101.9% (identified cost $1,182,285,104)		$1,224,568,929

Taxable Municipal Securities — 6.5%

Security	Principal Amount (000’s omitted)	Value

Cogeneration — 0.0%(4)
Northampton County Industrial Development Authority, PA, (Northampton Generating), 5.00%, 12/31/23(1)	$87	$26,055

		$26,055

14	See Notes to Financial Statements.

Eaton Vance

High Yield Municipal Income Fund

January 31, 2018

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Education — 0.1%
University of Oklahoma Health Sciences Center, 4.029%, 7/1/36	$1,000	$1,020,790

		$1,020,790

Electric Utilities — 0.6%
Vernon, CA, Electric System Revenue, 4.65%, 8/1/25	$7,500	$7,807,875

		$7,807,875

General Obligations — 2.7%
Atlantic City, NJ, 7.50%, 3/1/40	$5,440	$7,015,696
Chicago, IL, 7.517%, 1/1/40(7)	9,825	11,315,256
Chicago, IL, 7.75%, 1/1/42	12,430	13,734,777

		$32,065,729

Hospital — 1.1%
California Statewide Communities Development Authority, (Loma Linda University Medical Center), 6.00%, 12/1/24	$12,750	$13,677,690

		$13,677,690

Insured – General Obligations — 0.7%
Detroit, MI, (AMBAC), 4.96%, 4/1/20	$849	$847,827
Detroit, MI, (AMBAC), 5.15%, 4/1/25	7,679	7,565,554

		$8,413,381

Insured – Special Tax Revenue — 0.2%
Industry, CA, Sales Tax Revenue, (AGM), 4.625%, 1/1/34	$2,500	$2,607,425

		$2,607,425

Other Revenue — 0.0%(4)
Otero County, NM, Jail Project Revenue, 8.75%, 4/1/18	$185	$184,917

		$184,917

Senior Living / Life Care — 0.4%
St. Johns County Industrial Development Authority, FL, (Westminster St. Augustine), 5.50% to 8/1/24 (Put Date), 8/1/44	$4,440	$4,377,352

		$4,377,352

Security	Principal Amount (000’s omitted)	Value

Transportation — 0.7%
New Jersey Transportation Trust Fund Authority, 5.754%, 12/15/28(7)	$7,375	$8,298,571

		$8,298,571

Total Taxable Municipal Securities — 6.5% (identified cost $72,211,374)		$78,479,785

Corporate Bonds & Notes — 0.5%

Security	Principal Amount (000’s omitted)	Value

Hospital — 0.5%
Boston Medical Center Corp., 4.581%, 7/1/47	$4,165	$4,133,897
NYU Hospitals Center, 4.368%, 7/1/47	2,085	2,180,017

Total Corporate Bonds & Notes — 0.5% (identified cost $6,250,000)		$6,313,914

Total Investments — 108.9% (identified cost $1,260,746,478)		$1,309,362,628

Other Assets, Less Liabilities — (8.9)%		$(107,472,657)

Net Assets — 100.0%		$1,201,889,971

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

At January 31, 2018, the concentration of the Fund’s investments in the various states, determined as a percentage of net assets, is as follows:

Texas	19.2%
New York	15.3%
Illinois	12.4%
Others, representing less than 10% individually	62.0%

The Fund invests primarily in debt securities issued by municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at January 31, 2018, 10.7% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution or financial guaranty assurance agency ranged from 0.2% to 3.8% of total investments.

(1)	Represents a payment-in-kind security which may pay interest in additional principal at the issuer’s discretion.

(2)	Security represents the municipal bond held by a trust that issues residual interest bonds (see Note 1H).

(3)	When-issued security.

15	See Notes to Financial Statements.

Eaton Vance

High Yield Municipal Income Fund

January 31, 2018

Portfolio of Investments — continued

(4)	Amount is less than 0.05%.

(5)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At January 31, 2018, the aggregate value of these securities is $98,584,006 or 8.2% of the Fund’s net assets.

(6)	Defaulted security. Issuer has defaulted on the payment of interest and/or principal or has filed for bankruptcy.

(7)

Build America Bond. Represents taxable municipal obligation issued pursuant to the American Recovery and Reinvestment Act of 2009 or other legislation providing for the issuance of taxable municipal debt on which the issuer receives federal support.

Futures Contracts
Description	Number of Contracts	Position	Expiration Month/Year	Notional Amount	Value/Net Unrealized Appreciation

Interest Rate Futures
U.S. 10-Year Treasury Note	175	Short	Mar-18	$(21,276,172)	$497,825
U.S. Long Treasury Bond	112	Short	Mar-18	(16,555,000)	615,789

					$1,113,614

Abbreviations:

AGC	–	Assured Guaranty Corp.
AGM	–	Assured Guaranty Municipal Corp.
AMBAC	–	AMBAC Financial Group, Inc.
AMT	–	Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.
BAM	–	Build America Mutual Assurance Co.
NPFG	–	National Public Finance Guaranty Corp.
PSF	–	Permanent School Fund

16	See Notes to Financial Statements.

Eaton Vance

High Yield Municipal Income Fund

January 31, 2018

Statement of Assets and Liabilities

Assets	January 31, 2018
Unaffiliated investments, at value (identified cost, $1,260,746,478)	$1,309,362,628
Cash	26,936
Deposits for derivatives collateral — financial futures contracts	446,250
Interest receivable	13,464,606
Receivable for Fund shares sold	2,815,353
Total assets	$1,326,115,773

Liabilities
Payable for floating rate notes issued	$102,089,380
Demand note payable	3,500,000
Payable for when-issued securities	10,000,000
Payable for variation margin on open financial futures contracts	38,063
Payable for Fund shares redeemed	6,442,134
Distributions payable	612,240
Payable to affiliates:
Investment adviser fee	444,882
Distribution and service fees	224,821
Interest expense and fees payable	490,999
Accrued expenses	383,283
Total liabilities	$124,225,802
Net Assets	$1,201,889,971

Sources of Net Assets
Paid-in capital	$1,202,899,406
Accumulated undistributed net investment income	2,335,507
Accumulated net realized loss	(53,074,706)
Net unrealized appreciation	49,729,764
Net Assets	$1,201,889,971

Class A Shares
Net Assets	$344,822,020
Shares Outstanding	38,847,233
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$8.88
Maximum Offering Price Per Share
(100 ÷ 95.25 of net asset value per share)	$9.32

Class B Shares
Net Assets	$1,066,638
Shares Outstanding	120,569
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$8.85

Class C Shares
Net Assets	$173,844,169
Shares Outstanding	21,164,066
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$8.21

Class I Shares
Net Assets	$682,157,144
Shares Outstanding	76,788,921
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$8.88

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

17	See Notes to Financial Statements.

Eaton Vance

High Yield Municipal Income Fund

January 31, 2018

Statement of Operations

Investment Income	Year Ended January 31, 2018
Interest	$54,608,606
Total investment income	$54,608,606

Expenses
Investment adviser fee	$4,996,866
Distribution and service fees
Class A	862,678
Class B	17,716
Class C	1,829,279
Trustees’ fees and expenses	56,978
Custodian fee	243,155
Transfer and dividend disbursing agent fees	409,034
Legal and accounting services	118,060
Printing and postage	49,452
Registration fees	106,294
Interest expense and fees	1,618,028
Miscellaneous	115,675
Total expenses	$10,423,215

Net investment income	$44,185,391

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$2,132,980
Financial futures contracts	(844,920)
Net realized gain	$1,288,060
Change in unrealized appreciation (depreciation) —
Investments	$25,571,493
Financial futures contracts	900,962
Net change in unrealized appreciation (depreciation)	$26,472,455

Net realized and unrealized gain	$27,760,515

Net increase in net assets from operations	$71,945,906

18	See Notes to Financial Statements.

Eaton Vance

High Yield Municipal Income Fund

January 31, 2018

Statements of Changes in Net Assets

	Year Ended January 31,
Increase (Decrease) in Net Assets	2018	2017
From operations —
Net investment income	$44,185,391	$44,345,428
Net realized gain	1,288,060	1,892,095
Net change in unrealized appreciation (depreciation)	26,472,455	(45,466,542)
Net increase in net assets from operations	$71,945,906	$770,981
Distributions to shareholders —
From net investment income
Class A	$(13,120,204)	$(16,469,042)
Class B	(54,454)	(89,652)
Class C	(5,587,965)	(6,718,204)
Class I	(25,365,278)	(21,710,175)
Total distributions to shareholders	$(44,127,901)	$(44,987,073)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$69,348,266	$104,711,300
Class B	9,922	44,966
Class C	16,481,193	43,163,955
Class I	310,466,266	376,739,947
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	11,396,337	14,548,210
Class B	44,910	75,055
Class C	4,503,189	5,257,499
Class I	21,224,854	18,240,276
Cost of shares redeemed
Class A	(119,798,317)	(162,266,793)
Class B	(357,064)	(469,581)
Class C	(43,607,197)	(54,239,602)
Class I	(206,907,648)	(297,775,123)
Net asset value of shares exchanged
Class A	1,054,094	500,817
Class B	(1,054,094)	(500,817)
Net increase in net assets from Fund share transactions	$62,804,711	$48,030,109

Net increase in net assets	$90,622,716	$3,814,017

Net Assets
At beginning of year	$1,111,267,255	$1,107,453,238
At end of year	$1,201,889,971	$1,111,267,255

Accumulated undistributed net investment income included in net assets
At end of year	$2,335,507	$2,095,276

19	See Notes to Financial Statements.

Eaton Vance

High Yield Municipal Income Fund

January 31, 2018

Financial Highlights

	Class A
	Year Ended January 31,
	2018	2017	2016	2015	2014
Net asset value — Beginning of year	$8.650	$8.970	$9.020	$8.070	$8.830

Income (Loss) From Operations
Net investment income(1)	$0.337	$0.345	$0.367	$0.378	$0.432
Net realized and unrealized gain (loss)	0.229	(0.315)	(0.053)	0.960	(0.766)

Total income (loss) from operations	$0.566	$0.030	$0.314	$1.338	$(0.334)

Less Distributions
From net investment income	$(0.336)	$(0.350)	$(0.364)	$(0.388)	$(0.426)

Total distributions	$(0.336)	$(0.350)	$(0.364)	$(0.388)	$(0.426)

Net asset value — End of year	$8.880	$8.650	$8.970	$9.020	$8.070

Total Return(2)	6.63%	0.25%	3.64%	16.92%	(3.75)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$344,822	$374,661	$431,777	$452,135	$325,548
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees(3)	0.78%	0.79%	0.81%	0.83%	0.87%
Interest and fee expense(4)	0.14%	0.10%	0.05%	0.06%	0.10%
Total expenses(3)	0.92%	0.89%	0.86%	0.89%	0.97%
Net investment income	3.81%	3.83%	4.18%	4.41%	5.22%
Portfolio Turnover	21%	35%	27%	16%	30%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(4)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with residual interest bond transactions (see Note 1H).

20	See Notes to Financial Statements.

Eaton Vance

High Yield Municipal Income Fund

January 31, 2018

Financial Highlights — continued

	Class B
	Year Ended January 31,
	2018	2017	2016	2015	2014
Net asset value — Beginning of year	$8.620	$8.940	$8.990	$8.040	$8.800

Income (Loss) From Operations
Net investment income(1)	$0.272	$0.277	$0.301	$0.318	$0.369
Net realized and unrealized gain (loss)	0.227	(0.316)	(0.054)	0.955	(0.766)

Total income (loss) from operations	$0.499	$(0.039)	$0.247	$1.273	$(0.397)

Less Distributions
From net investment income	$(0.269)	$(0.281)	$(0.297)	$(0.323)	$(0.363)

Total distributions	$(0.269)	$(0.281)	$(0.297)	$(0.323)	$(0.363)

Net asset value — End of year	$8.850	$8.620	$8.940	$8.990	$8.040

Total Return(2)	5.85%	(0.51)%	2.87%	16.11%	(4.50)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$1,067	$2,365	$3,298	$5,436	$7,633
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees(3)	1.53%	1.54%	1.56%	1.58%	1.62%
Interest and fee expense(4)	0.14%	0.10%	0.05%	0.06%	0.10%
Total expenses(3)	1.67%	1.64%	1.61%	1.64%	1.72%
Net investment income	3.09%	3.09%	3.43%	3.74%	4.45%
Portfolio Turnover	21%	35%	27%	16%	30%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(4)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with residual interest bond transactions (see Note 1H).

21	See Notes to Financial Statements.

Eaton Vance

High Yield Municipal Income Fund

January 31, 2018

Financial Highlights — continued

	Class C
	Year Ended January 31,
	2018	2017	2016	2015	2014
Net asset value — Beginning of year	$8.010	$8.300	$8.340	$7.460	$8.170

Income (Loss) From Operations
Net investment income(1)	$0.251	$0.256	$0.279	$0.290	$0.342
Net realized and unrealized gain (loss)	0.199	(0.285)	(0.043)	0.889	(0.715)

Total income (loss) from operations	$0.450	$(0.029)	$0.236	$1.179	$(0.373)

Less Distributions
From net investment income	$(0.250)	$(0.261)	$(0.276)	$(0.299)	$(0.337)

Total distributions	$(0.250)	$(0.261)	$(0.276)	$(0.299)	$(0.337)

Net asset value — End of year	$8.210	$8.010	$8.300	$8.340	$7.460

Total Return(2)	5.67%	(0.42)%	2.95%	16.08%	(4.55)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$173,844	$191,619	$205,556	$197,655	$129,913
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees(3)	1.53%	1.54%	1.56%	1.58%	1.62%
Interest and fee expense(4)	0.14%	0.10%	0.05%	0.06%	0.10%
Total expenses(3)	1.67%	1.64%	1.61%	1.64%	1.72%
Net investment income	3.06%	3.07%	3.43%	3.65%	4.47%
Portfolio Turnover	21%	35%	27%	16%	30%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(4)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with residual interest bond transactions (see Note 1H).

22	See Notes to Financial Statements.

Eaton Vance

High Yield Municipal Income Fund

January 31, 2018

Financial Highlights — continued

	Class I
	Year Ended January 31,
	2018	2017	2016	2015	2014
Net asset value — Beginning of year	$8.660	$8.980	$9.020	$8.070	$8.840

Income (Loss) From Operations
Net investment income(1)	$0.359	$0.367	$0.388	$0.397	$0.453
Net realized and unrealized gain (loss)	0.220	(0.314)	(0.041)	0.963	(0.776)

Total income (loss) from operations	$0.579	$0.053	$0.347	$1.360	$(0.323)

Less Distributions
From net investment income	$(0.359)	$(0.373)	$(0.387)	$(0.410)	$(0.447)

Total distributions	$(0.359)	$(0.373)	$(0.387)	$(0.410)	$(0.447)

Net asset value — End of year	$8.880	$8.660	$8.980	$9.020	$8.070

Total Return(2)	6.77%	0.51%	4.02%	17.21%	(3.61)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$682,157	$542,623	$466,822	$409,570	$140,885
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees(3)	0.53%	0.54%	0.56%	0.58%	0.62%
Interest and fee expense(4)	0.14%	0.10%	0.05%	0.06%	0.10%
Total expenses(3)	0.67%	0.64%	0.61%	0.64%	0.72%
Net investment income	4.04%	4.06%	4.42%	4.60%	5.48%
Portfolio Turnover	21%	35%	27%	16%	30%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(4)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with residual interest bond transactions (see Note 1H).

23	See Notes to Financial Statements.

Eaton Vance

High Yield Municipal Income Fund

January 31, 2018

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance High Yield Municipal Income Fund (the Fund) is a diversified series of Eaton Vance Municipals Trust II (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund seeks to provide high current income exempt from regular federal income tax. The Fund primarily invests in high yield municipal obligations with maturities of ten years or more. The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Beginning January 1, 2012, Class B shares are only available for purchase upon exchange from another Eaton Vance fund or through reinvestment of distributions. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.

Derivatives. Financial futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions and Related Income — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its taxable, if any, and tax-exempt net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. The Fund intends to satisfy conditions which will enable it to designate distributions from the interest income generated by its investments in non-taxable municipal securities, which are exempt from regular federal income tax when received by the Fund, as exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item to shareholders.

As of January 31, 2018, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Legal Fees — Legal fees and other related expenses incurred as part of negotiations of the terms and requirement of capital infusions, or that are expected to result in the restructuring of, or a plan of reorganization for, an investment are recorded as realized losses. Ongoing expenditures to protect or enhance an investment are treated as operating expenses.

24

Eaton Vance

High Yield Municipal Income Fund

January 31, 2018

Notes to Financial Statements — continued

F  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Floating Rate Notes Issued in Conjunction with Securities Held — The Fund may invest in residual interest bonds, also referred to as inverse floating rate securities, whereby the Fund may sell a variable or fixed rate bond for cash to a Special-Purpose Vehicle (the SPV), (which is generally organized as a trust), while at the same time, buying a residual interest in the assets and cash flows of the SPV. The bond is deposited into the SPV with the same CUSIP number as the bond sold to the SPV by the Fund, and which may have been, but is not required to be, the bond purchased from the Fund (the Bond). The SPV also issues floating rate notes (Floating Rate Notes) which are sold to third-parties. The residual interest bond held by the Fund gives the Fund the right (1) to cause the holders of the Floating Rate Notes to generally tender their notes at par, and (2) to have the Bond held by the SPV transferred to the Fund, thereby terminating the SPV. Should the Fund exercise such right, it would generally pay the SPV the par amount due on the Floating Rate Notes and exchange the residual interest bond for the underlying Bond. Pursuant to generally accepted accounting principles for transfers and servicing of financial assets and extinguishment of liabilities, the Fund accounts for the transaction described above as a secured borrowing by including the Bond in its Portfolio of Investments and the Floating Rate Notes as a liability under the caption “Payable for floating rate notes issued” in its Statement of Assets and Liabilities. The Floating Rate Notes have interest rates that generally reset weekly and their holders have the option to tender their notes to the SPV for redemption at par at each reset date. Accordingly, the fair value of the payable for floating rate notes issued approximates its carrying value. If measured at fair value, the payable for floating rate notes would have been considered as Level 2 in the fair value hierarchy (see Note 10) at January 31, 2018. Interest expense related to the Fund’s liability with respect to Floating Rate Notes is recorded as incurred. The SPV may be terminated by the Fund, as noted above, or by the occurrence of certain termination events as defined in the trust agreement, such as a downgrade in the credit quality of the underlying Bond, bankruptcy of or payment failure by the issuer of the underlying Bond, the inability to remarket Floating Rate Notes that have been tendered due to insufficient buyers in the market, or the failure by the SPV to obtain renewal of the liquidity agreement under which liquidity support is provided for the Floating Rate Notes up to one year. At January 31, 2018, the amount of the Fund’s Floating Rate Notes outstanding and the related collateral were $102,089,380 and $156,457,427, respectively. The range of interest rates on the Floating Rate Notes outstanding at January 31, 2018 was 1.18% to 1.26%. For the year ended January 31, 2018, the Fund’s average Floating Rate Notes outstanding and the average interest rate including fees were $101,915,000 and 1.59%, respectively.

In certain circumstances, the Fund may enter into shortfall and forbearance agreements with brokers by which the Fund agrees to reimburse the broker for the difference between the liquidation value of the Bond held by the SPV and the liquidation value of the Floating Rate Notes, as well as any shortfalls in interest cash flows. The Fund had no shortfalls as of January 31, 2018.

The Fund may also purchase residual interest bonds in a secondary market transaction without first owning the underlying bond. Such transactions are not required to be treated as secured borrowings. Shortfall agreements, if any, related to residual interest bonds purchased in a secondary market transaction are disclosed in the Portfolio of Investments.

The Fund’s investment policies and restrictions expressly permit investments in residual interest bonds. Such bonds typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality and maturity. These securities tend to underperform the market for fixed rate bonds in a rising long-term interest rate environment, but tend to outperform the market for fixed rate bonds when long-term interest rates decline. The value and income of residual interest bonds are generally more volatile than that of a fixed rate bond. The Fund’s investment policies do not allow the Fund to borrow money except as permitted by the 1940 Act. Management believes that the Fund’s restrictions on borrowing money and issuing senior securities (other than as specifically permitted) do not apply to Floating Rate Notes issued by the SPV and included as a liability in the Fund’s Statement of Assets and Liabilities. As secured indebtedness issued by an SPV, Floating Rate Notes are distinct from the borrowings and senior securities to which the Fund’s restrictions apply. Residual interest bonds held by the Fund are securities exempt from registration under Rule 144A of the Securities Act of 1933.

Final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”) prohibit banking entities from engaging in proprietary trading of certain instruments and limit such entities’ investments in, and relationships with, covered funds (such as SPVs), as defined in the rules. The compliance date for the Volcker Rule for certain covered funds was July 21, 2015 while for other covered funds the compliance date was July 21, 2017, as announced on July 7, 2016. The Volcker Rule precludes banking entities and their affiliates from (i) sponsoring residual interest bond programs and (ii) continuing relationships with or services for existing residual interest bond programs. All residual interest bonds held by the Fund during the year ended January 31, 2018 were Volcker Rule compliant. The effects of the Volcker Rule may make it more difficult for the Fund to maintain current or desired levels of income.

25

Eaton Vance

High Yield Municipal Income Fund

January 31, 2018

Notes to Financial Statements — continued

I  Financial Futures Contracts — Upon entering into a financial futures contract, the Fund is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the contract amount (initial margin). Subsequent payments, known as variation margin, are made or received by the Fund each business day, depending on the daily fluctuations in the value of the underlying security, and are recorded as unrealized gains or losses by the Fund. Gains (losses) are realized upon the expiration or closing of the financial futures contracts. Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

J  When-Issued Securities and Delayed Delivery Transactions — The Fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Fund maintains cash and/or security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest on settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

2  Distributions to Shareholders and Income Tax Information

The net investment income of the Fund is determined daily and substantially all of the net investment income so determined is declared as a dividend to shareholders of record at the time of declaration. Distributions are declared separately for each class of shares. Distributions are paid monthly. Distributions of realized capital gains (reduced by available capital loss carryforwards) are made at least annually. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended January 31, 2018 and January 31, 2017 was as follows:

	Year Ended January 31,
	2018	2017

Distributions declared from:
Tax-exempt income	$40,437,408	$40,635,851
Ordinary income	$3,690,493	$4,351,222

During the year ended January 31, 2018, accumulated net realized loss was decreased by $115,608,840, accumulated undistributed net investment income was increased by $182,741 and paid-in capital was decreased by $115,791,581 due to expired capital loss carryforwards and differences between book and tax accounting, primarily for premium amortization, accretion of market discount, defaulted bond interest and investments in partnerships. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of January 31, 2018, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed tax-exempt income	$2,947,747
Capital loss carryforwards and deferred capital losses	$(53,320,240)
Net unrealized appreciation	$49,975,298
Other temporary differences	$(612,240)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, futures contracts, the timing of recognizing distributions to shareholders, premium amortization, accretion of market discount, defaulted bond interest, expenditures on defaulted bonds, residual interest bonds and investments in partnerships.

At January 31, 2018, the Fund, for federal income tax purposes, had capital loss carryforwards of $9,567,013 and deferred capital losses of $43,753,227 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The capital loss carryforwards will expire on January 31, 2019 and their character is short-term. Under tax regulations, capital losses incurred in taxable years beginning after December 2010 are considered deferred capital losses and are treated as arising on the first day of the Fund’s next taxable year, retaining the same short-term or long-term character as when originally deferred. Deferred capital losses are

26

Eaton Vance

High Yield Municipal Income Fund

January 31, 2018

Notes to Financial Statements — continued

required to be used prior to capital loss carryforwards, which carry an expiration date. As a result of this ordering rule, capital loss carryforwards may be more likely to expire unused. Of the deferred capital losses at January 31, 2018, $9,221,513 are short-term and $34,531,714 are long-term.

The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Fund at January 31, 2018, as determined on a federal income tax basis, were as follows:

Aggregate cost	$1,157,297,950

Gross unrealized appreciation	$72,855,754
Gross unrealized depreciation	(22,880,456)

Net unrealized appreciation	$49,975,298

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Fund. Pursuant to the investment advisory agreement and subsequent fee reduction agreements between the Fund and BMR, the fee is based upon a percentage of average daily net assets plus a percentage of gross income (i.e., income other than gains from the sale of securities) as presented in the following table and is payable monthly.

Daily Net Assets	Annual Asset Rate	Daily Income Rate

Up to $500 million	0.3150%	3.1500%
$500 million but less than $750 million	0.2925	2.9250
$750 million but less than $1 billion	0.2700	2.9250
$1 billion but less than $1.5 billion	0.2700	2.7000

On average daily net assets of $1.5 billion or more, the rates are further reduced. The fee reductions cannot be terminated without the consent of a majority of the Trustees and a majority of shareholders. For the year ended January 31, 2018, the investment adviser fee amounted to $4,996,866 or 0.43% of the Fund’s average daily net assets. EVM serves as the administrator of the Fund, but receives no compensation. EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended January 31, 2018, EVM earned $14,097 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $32,548 as its portion of the sales charge on sales of Class A shares for the year ended January 31, 2018. EVD also received distribution and service fees from Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended January 31, 2018, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended January 31, 2018 amounted to $862,678 for Class A shares.

The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class B and Class C Plans, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended January 31, 2018, the Fund paid or accrued to EVD $13,287 and $1,371,959 for Class B and Class C shares, respectively.

Pursuant to the Class B and Class C Plans, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the

27

Eaton Vance

High Yield Municipal Income Fund

January 31, 2018

Notes to Financial Statements — continued

maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended January 31, 2018 amounted to $4,429 and $457,320 for Class B and Class C shares, respectively.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d) and for Class B, are further limited to a 5% maximum sales charge as determined in accordance with such rule.

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within eighteen months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. For the year ended January 31, 2018, the Fund was informed that EVD received approximately $17,000 and $21,000 of CDSCs paid by Class A and Class C shareholders, respectively, and no CDSCs paid by Class B shareholders.

6  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $346,703,626 and $260,156,382, respectively, for the year ended January 31, 2018.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended January 31,
Class A	2018	2017

Sales	7,799,186	11,650,113
Issued to shareholders electing to receive payments of distributions in Fund shares	1,286,789	1,616,584
Redemptions	(13,658,655)	(18,162,498)
Exchange from Class B shares	118,562	55,642

Net decrease	(4,454,118)	(4,840,159)

	Year Ended January 31,
Class B	2018	2017

Sales	1,110	4,972
Issued to shareholders electing to receive payments of distributions in Fund shares	5,097	8,368
Redemptions	(40,889)	(52,263)
Exchange to Class A shares	(118,969)	(55,823)

Net decrease	(153,651)	(94,746)

	Year Ended January 31,
Class C	2018	2017

Sales	2,007,988	5,157,367
Issued to shareholders electing to receive payments of distributions in Fund shares	549,469	631,196
Redemptions	(5,323,504)	(6,623,470)

Net decrease	(2,766,047)	(834,907)

28

Eaton Vance

High Yield Municipal Income Fund

January 31, 2018

Notes to Financial Statements — continued

	Year Ended January 31,
Class I	2018	2017

Sales	35,197,411	42,069,839
Issued to shareholders electing to receive payments of distributions in Fund shares	2,392,122	2,025,768
Redemptions	(23,455,201)	(33,442,603)

Net increase	14,134,332	10,653,004

8  Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in a $625 million unsecured line of credit agreement with a group of banks, which is in effect through October 30, 2018. Borrowings are made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. At January 31, 2018, the Fund had a balance outstanding pursuant to this line of credit of $3,500,000 at an interest rate of 2.42%. Based on the short-term nature of the borrowings under the line of credit and variable interest rate, the carrying value of the borrowings approximated its fair value at January 31, 2018. If measured at fair value, borrowings under the line of credit would have been considered as Level 2 in the fair value hierarchy (see Note 10) at January 31, 2018. The Fund’s average borrowings or allocated fees during the year ended January 31, 2018 were not significant.

9  Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include financial futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at January 31, 2018 is included in the Portfolio of Investments. At January 31, 2018, the Fund had sufficient cash and/or securities to cover commitments under these contracts.

The Fund is subject to interest rate risk in the normal course of pursuing its investment objective. Because the Fund holds fixed-rate bonds, the value of these bonds may decrease if interest rates rise. The Fund enters into U.S. Treasury futures contracts to hedge against changes in interest rates.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is interest rate risk at January 31, 2018 was as follows:

	Fair Value
Derivative	Asset Derivative(1)	Liability Derivative

Futures Contracts	$1,113,614	$—

(1)

Amount represents cumulative unrealized appreciation on futures contracts. Only the current day’s variation margin on open futures contracts is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin on open financial futures contracts, as applicable.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is interest rate risk for the year ended January 31, 2018 was as follows:

Derivative	Realized Gain (Loss) on Derivatives Recognized in Income(1)	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income(2)

Futures Contracts	$(844,920)	$900,962

(1)	Statement of Operations location: Net realized gain (loss) – Financial futures contracts.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Financial futures contracts.

29

Eaton Vance

High Yield Municipal Income Fund

January 31, 2018

Notes to Financial Statements — continued

The average notional cost of futures contracts (short) outstanding during the year ended January 31, 2018, which is indicative of the volume of this derivative type, was approximately $39,054,000.

10  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At January 31, 2018, the hierarchy of inputs used in valuing the Fund’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Tax-Exempt Municipal Securities	$—	$1,224,568,929	$—	$1,224,568,929
Taxable Municipal Securities	—	78,479,785	—	78,479,785
Corporate Bonds & Notes	—	6,313,914	—	6,313,914

Total Investments	$—	$1,309,362,628	$—	$1,309,362,628

Futures Contracts	$1,113,614	$—	$—	$1,113,614

Total	$1,113,614	$1,309,362,628	$—	$1,310,476,242

The Fund held no investments or other financial instruments as of January 31, 2017 whose fair value was determined using Level 3 inputs. At January 31, 2018, there were no investments transferred between Level 1 and Level 2 during the year then ended.

30

Eaton Vance

High Yield Municipal Income Fund

January 31, 2018

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Municipals Trust II and Shareholders of Eaton Vance High Yield Municipal Income Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Eaton Vance High Yield Municipal Income Fund (the “Fund”) (one of the funds constituting Eaton Vance Municipals Trust II), including the portfolio of investments, as of January 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of January 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of January 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

March 21, 2018

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

31

Eaton Vance

High Yield Municipal Income Fund

January 31, 2018

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2019 will show the tax status of all distributions paid to your account in calendar year 2018. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding exempt-interest dividends.

Exempt-Interest Dividends.  For the fiscal year ended January 31, 2018, the Fund designates 91.64% of distributions from net investment income as an exempt-interest dividend.

32

Eaton Vance

High Yield Municipal Income Fund

January 31, 2018

Management and Organization

Fund Management.  The Trustees of Eaton Vance Municipals Trust II (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 177 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 177 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Mark R. Fetting 1954	Trustee	2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Directorships in the Last Five Years. None.

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012); Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000); Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995); Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989); Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

William H. Park 1947	Chairperson of the Board and Trustee	2016 (Chairperson) 2003 (Trustee)

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

33

Eaton Vance

High Yield Municipal Income Fund

January 31, 2018

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) None.

Susan J. Sutherland 1957	Trustee	2015

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Harriett Tee Taggart 1948	Trustee	2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006). Ms. Taggart has apprised the Board of Trustees that she intends to retire as a Trustee of all Eaton Vance Funds in 2018.

Directorships in the Last Five Years.(2) Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009).

Scott E. Wennerholm 1959	Trustee	2016

Trustee at Wheelock College (postsecondary institution) (since 2012). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Directorships in the Last Five Years. None

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust	Officer Since(3)	Principal Occupation(s) During Past Five Years
Payson F. Swaffield 1956	President	2003	Vice President and Chief Income Investment Officer of EVM and BMR. Also Vice President of Calvert Research and Management (“CRM”).

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR. Also Vice President and officer of CRM.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President and officer of CRM.

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

During their respective tenures, the Trustees (except for Mmes. Frost and Sutherland and Messrs. Fetting, Gorman and Wennerholm) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); and eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).

(3)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

34

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

35

This Page Intentionally Left Blank

Investment Adviser

Boston Management and Research

Two International Place

Boston, MA 02110

Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

416    1.31.18

Eaton Vance

TABS Municipal Bond Funds

Annual Report

January 31, 2018

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. Each Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Funds nor the adviser with respect to the operation of the Funds is subject to CFTC regulation. Because of its management of other strategies, each Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report January 31, 2018

Eaton Vance

TABS Municipal Bond Funds

Management’s Discussion of Fund Performance	2

Performance and Fund Profile

TABS Short-Term Municipal Bond Fund	4
TABS Intermediate-Term Municipal Bond Fund	6

Endnotes and Additional Disclosures	8

Fund Expenses	9

Financial Statements	11

Report of Independent Registered Public Accounting Firm	39

Federal Tax Information	40

Management and Organization	41

Important Notices	44

Eaton Vance

TABS Municipal Bond Funds

January 31, 2018

Management’s Discussion of Fund Performance1

Economic and Market Conditions

The 12-month period that began on February 1, 2017 was characterized by a significant flattening of the municipal bond yield curve and a rally in longer-term bonds that lasted for most of the period.

Long-term interest rates were relatively stable in the opening month of the period, but then drifted downward from March through July 2017 — despite the Federal Reserve Board rate hikes in March and June 2017 that put upward pressure on short-term rates. Mixed U.S. economic data, including anemic inflation, put downward pressure on long-term rates that would increase as the period wore on. In August and early September 2017, increasing geopolitical tension between the U.S. and North Korea led to a “flight to quality” that drove investors toward the perceived safety of U.S. Treasurys. As a result, long-term rates declined further as Treasury prices rallied, and through October 2017, the municipal market rallied along with Treasurys.

In November and December 2017, however, the municipal market experienced considerable volatility after the GOP- controlled House and Senate released and then passed new tax legislation. The most significant change to the municipal market was the elimination of an issuer’s ability to refinance debt prior to its call date through the issuance of advanced refunding bonds — which accounted for just under 20% of new issuance over the past 10 years. As a result, December 2017 witnessed the largest-ever one-month issuance of new municipal debt, as issuers rushed to beat the December 31, 2017 deadline for issuing advanced refunding bonds. Demand, however, outweighed supply as investors sold short-maturity bonds to buy longer maturities in anticipation of significantly lower supply going forward. The net result was rising prices on longer-term debt that drove more dramatic flattening of the yield curve in December 2017.

As the period came to a close, bond prices reversed direction. In January 2018, signs of increasing inflation, higher wage growth, and fears that the new tax legislation might overheat the economy pushed interest rates up and caused longer-term bond prices to decline.

For the 12-month period ended January 31, 2018, the Bloomberg Barclays Municipal Bond Index,2 a broad measure of the asset class, returned 3.52%. For the period as a whole, the municipal bond yield curve flattened significantly.

Rates rose for AAA-rated6 bonds with maturities of one- to-11 years and declined for issues with maturities of 12- to-30 years. On a price basis, longer maturities in general outperformed shorter maturities, and lower-rated bonds generally outperformed higher-rated issues. Across the curve, municipal bonds outperformed comparable U.S. Treasurys.

Fund Performance

For the fiscal year ended January 31, 2018, Eaton Vance TABS Short-Term Municipal Bond Fund (the Fund) Class A shares had a total return of 0.71% at net asset value (NAV). By comparison, the Fund’s primary benchmark, the Bloomberg Barclays 5 Year Municipal Bond Index, returned 1.84% for the same period. During the same 12-month period, Eaton Vance TABS Intermediate-Term Municipal Bond Fund Class A shares had a total return of 2.62% at NAV, compared with a 2.80% return during the period for the Fund’s primary benchmark, the Bloomberg Barclays Municipal Managed Money Intermediate 1-17 Year Bond Index. The Indexes are unmanaged and their returns do not reflect the effect of any applicable sales charges, commissions, or expenses.

The TABS Short-Term and Intermediate-Term Funds seek after-tax total return. The Funds generally invest in investment- grade municipal securities of limited or intermediate duration.7 Management pursues after-tax total return through relative value trading to take advantage of inefficiencies within the municipal market. With respect to 20% of each Fund’s net assets, management may also strive to add value by crossing over from tax-free municipals to U.S. government bonds and/or taxable municipal bonds, and vice versa, according to which sector is perceived to be more attractively valued on an after-tax basis.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

TABS Municipal Bond Funds

January 31, 2018

Management’s Discussion of Fund Performance1 — continued

Fund-Specific Results

For the Eaton Vance TABS Short-Term Municipal Bond Fund, yield curve positioning and credit quality were the main detractors from the Fund’s performance versus its benchmark during the fiscal year. With regard to yield curve positioning, the Fund’s benchmark, the Bloomberg Barclays 5 Year Municipal Bond Index, held only bonds with maturities of 4-6 years, whereas the Fund also held bonds in the shorter-maturity 1-4 year area of the yield curve and the longer 7-10 year area of the curve. As the municipal bond yield curve flattened during the period, rates rose and prices fell in the 1-4 year area of the curve, causing the Fund’s holdings in that area to underperform the benchmark’s holdings in the 4-6 area of the curve and thus detracted from relative Fund performance versus the benchmark. To a lesser extent, the Fund’s out-of-benchmark holdings in the 7-10 year area of the curve outperformed the benchmark’s shorter maturity holdings and contributed to results versus the benchmark. For the period as a whole, however, the net effect of the Fund’s yield curve positioning was detrimental to Fund performance versus the benchmark.

The Fund’s higher average credit quality, compared with its benchmark, also detracted from Fund performance versus the benchmark. During the period ended January 31, 2018, when lower-rated bonds outperformed higher-rated issues, the Fund was underweight versus the benchmark in lower-quality, better-performing A- and BBB-rated bonds and overweight in higher-quality AA- and AAA-rated issues.

In contrast, relative value trading was the largest contributor to performance of the Eaton Vance TABS Short-Term Municipal Bond Fund versus its benchmark. Management employed relative value trading to take advantage of its own research, as well as the relatively inefficient nature of the municipal bond market, in order to buy undervalued issues and re-sell them at higher prices.

Fund performance versus the benchmark was also helped by crossover trading between tax-exempt municipal bonds and taxable municipals and U.S. Treasurys. In the second quarter of 2017, when management believed tax-exempt municipals had become overvalued, the Fund sold some tax-exempt municipals and increased its allocation to taxable municipals and U.S. Treasurys. When taxable municipals and U.S. Treasurys outperformed the tax-exempt benchmark during the fourth quarter of 2017, the crossover trades helped Fund performance versus the benchmark. Late in the period, when management believed taxable municipals and U.S. Treasurys were becoming overvalued relative to tax-exempt municipals, much of the crossover trade was reversed. As a result, the Fund had no allocation to U.S. Treasurys as of period end, while the Fund’s allocation to taxable municipals was reduced to about 6%.

For the Eaton Vance TABS Intermediate-Term Municipal Bond Fund, duration, or interest rate sensitivity, was the main detractor from Fund performance versus its benchmark during the fiscal year. For the first 11 months of the period, interest rates generally declined and prices rose for bonds with 5 or more years remaining to maturity. During that time, the Fund had a duration closely matching its 1-17 year benchmark. However, in the final month of the period, the Fund moved to a slightly longer duration than that of its benchmark, but rates rose and bond prices declined, so the Fund’s longer duration position during that time detracted from Fund performance versus the benchmark.

In contrast, relative value trading was the largest contributor to Fund performance versus its benchmark. Yield curve positioning, credit quality and the Fund’s crossover strategy helped performance relative to the benchmark as well. With regard to yield curve positioning, the Fund was overweight versus the 1-17 year benchmark in the 15-17 year area of the curve, the best-performing area of the benchmark. With regard to credit quality, the Fund’s exposure to lower-quality A-rated securities, which are not represented in the high quality benchmark, aided Fund performance versus the benchmark during a period when A-rated bonds outperformed AA- and AAA-rated bonds.

As with the TABS Short-Term Municipal Bond Fund, a crossover trade was initiated in the Eaton Vance TABS Intermediate-Term Municipal Bond Fund in the second quarter of 2017. Management increased the Fund’s allocation to taxable municipals and U.S. Treasurys in the belief that those sectors had become more attractively valued than tax-exempt municipal bonds. This crossover strategy contributed to Fund performance versus the benchmark during the fourth quarter of 2017, when taxable municipals and U.S. Treasurys outperformed the tax-exempt benchmark. The crossover trade was largely reversed late in the period. As a result, the Fund had no allocation to U.S. Treasurys as of period end, while the Fund’s allocation to taxable municipals was reduced to about 2%.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

TABS Short-Term Municipal Bond Fund

January 31, 2018

Performance2,3

Portfolio Managers James H. Evans, CFA, Brian C. Barney, CFA and Devin J. Cooch, CFA

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	03/27/2009	12/31/1998	0.71%	0.76%	2.35%
Class A with 2.25% Maximum Sales Charge	—	—	–1.57	0.29	2.12
Class C at NAV	03/27/2009	12/31/1998	–0.04	–0.01	1.67
Class C with 1% Maximum Sales Charge	—	—	–1.04	–0.01	1.67
Class I at NAV	03/27/2009	12/31/1998	0.96	1.01	2.57
Bloomberg Barclays 5 Year Municipal Bond Index	—	—	1.84%	1.68%	3.26%
Bloomberg Barclays Municipal Managed Money 1-7 Year Bond Index	—	—	1.23	1.28	—

% After-Tax Returns with Maximum Sales Charge	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A After Taxes on Distributions	03/27/2009	12/31/1998	–1.62%	0.18%	—
Class A After Taxes on Distributions and Sale of Fund Shares	—	—	–0.42	0.41	—
Class C After Taxes on Distributions	03/27/2009	12/31/1998	–1.06	–0.11	—
Class C After Taxes on Distributions and Sale of Fund Shares	—	—	–0.38	0.04	—
Class I After Taxes on Distributions	03/27/2009	12/31/1998	0.90	0.89	—
Class I After Taxes on Distributions and Sale of Fund Shares	—	—	1.19	1.03	—

% Total Annual Operating Expense Ratios[4]			Class A	Class C	Class I
			0.90%	1.65%	0.65%

% Distribution Rates/Yields[5]			Class A	Class C	Class I
Distribution Rate			1.44%	0.69%	1.69%
SEC 30-day Yield			1.00	0.28	1.28

Growth of $10,0003

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment[3]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	01/31/2008	$11,808	N.A.
Class I	$250,000	01/31/2008	$322,426	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

4

Eaton Vance

TABS Short-Term Municipal Bond Fund

January 31, 2018

Fund Profile

Credit Quality (% of total investments)6

See Endnotes and Additional Disclosures in this report.

5

Eaton Vance

TABS Intermediate-Term Municipal Bond Fund

January 31, 2018

Performance2,3

Portfolio Managers James H. Evans, CFA, Brian C. Barney, CFA and Christopher J. Harshman, CFA

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Since Inception
Class A at NAV	02/01/2010	02/01/2010	2.62%	2.22%	4.27%
Class A with 2.25% Maximum Sales Charge	—	—	0.29	1.76	3.97
Class C at NAV	02/01/2010	02/01/2010	1.94	1.48	3.50
Class C with 1% Maximum Sales Charge	—	—	0.94	1.48	3.50
Class I at NAV	02/01/2010	02/01/2010	2.87	2.48	4.53
Bloomberg Barclays Municipal Managed Money Intermediate 1-17 Year Bond Index	—	—	2.80%	2.25%	3.56%
Bloomberg Barclays 7 Year Municipal Bond Index	—	—	2.62	2.23	3.64

% After-Tax Returns with Maximum Sales Charge	Class Inception Date	Performance Inception Date	One Year	Five Years	Since Inception
Class A After Taxes on Distributions	02/01/2010	02/01/2010	0.27%	1.72%	3.86%
Class A After Taxes on Distributions and Sale of Fund Shares	—	—	0.90	1.70	3.48
Class C After Taxes on Distributions	02/01/2010	02/01/2010	0.92	1.44	3.39
Class C After Taxes on Distributions and Sale of Fund Shares	—	—	1.00	1.33	2.95
Class I After Taxes on Distributions	02/01/2010	02/01/2010	2.84	2.43	4.42
Class I After Taxes on Distributions and Sale of Fund Shares	—	—	2.55	2.33	4.00

% Total Annual Operating Expense Ratios[4]			Class A	Class C	Class I
Gross			0.97%	1.72%	0.72%
Net			0.90	1.65	0.65

% Distribution Rates/Yields[5]			Class A	Class C	Class I
Distribution Rate			1.89%	1.13%	2.14%
SEC 30-day Yield – Subsidized			1.32	0.60	1.60
SEC 30-day Yield – Unsubsidized			1.26	0.54	1.54

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	02/02/2010	$13,173	N.A.
Class I	$250,000	02/02/2010	$356,651	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

6

Eaton Vance

TABS Intermediate-Term Municipal Bond Fund

January 31, 2018

Fund Profile

Credit Quality (% of total investments)6

See Endnotes and Additional Disclosures in this report.

7

Eaton Vance

TABS Municipal Bond Funds

January 31, 2018

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

Bloomberg Barclays Municipal Bond Index is an unmanaged index of municipal bonds traded in the U.S. Bloomberg Barclays 5 Year Municipal Bond Index is an unmanaged index of municipal bonds traded in the U.S. with maturities ranging from 4-6 years. Bloomberg Barclays Municipal Managed Money 1-7 Year Bond Index is an unmanaged, tax-exempt bond market index that measures the 1-7 year maturity component of the Bloomberg Barclays Municipal Managed Money Bond Index. The Bloomberg Barclays Municipal Managed Money 1-7 Year Bond Index commenced on January 30, 2009; accordingly the Ten Year return is not available and the index has been excluded from the Growth of $10,000 chart. Bloomberg Barclays Municipal Managed Money Intermediate 1-17 Year Bond Index is an unmanaged, tax-exempt bond market index that measures the 1-17 year maturity component of the Bloomberg Barclays Municipal Managed Money Bond Index. Bloomberg Barclays 7 Year Municipal Bond Index is an unmanaged index of municipal bonds traded in the U.S. with maturities ranging from 6-8 years. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable. After-tax returns are calculated using certain assumptions, including using the highest individual federal income tax rates in effect at the time of the distributions and do not reflect the impact of state/ local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or shares held by nontaxable entities. Return After Taxes on Distributions may be the same as Return Before Taxes for the same period because no taxable distributions were made during that period. Return After Taxes on Distributions and Sale of Fund Shares may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

For the TABS Short-Term Municipal Bond Fund, performance prior to the inception date of each share class is that of a private investment partnership (the Predecessor Account). Performance shown prior to the inception of the share class is adjusted for any applicable sales charge, but not adjusted for expense differences between the Predecessor Account and each share class. If adjusted for such differences, the performance would be different.
The Predecessor Account was not a mutual fund registered under the Investment Company Act of 1940, as amended (the 1940 Act) or a regulated investment company under the Internal Revenue Code of 1986, as amended (the Code), and therefore the Predecessor Account was not subject to investment limitations, diversification requirements and other restrictions imposed by the 1940 Act and/or the Code. If such requirements were applicable to the Predecessor Account, the performance shown may have been adversely affected. Performance presented in the Financial Highlights included in the financial statements is not linked.

After-Tax Returns are not shown for the Ten Year period because the Predecessor Account, unlike a registered investment company, was not required to make annual income distributions to its investors.

[4]

Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement for TABS Intermediate-Term Municipal Bond Fund that continues through 5/31/18. Without the reimbursement, performance would have been lower. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]

The Distribution Rate is based on the Fund’s last regular distribution per share in the period (annualized) divided by the Fund’s NAV at the end of the period. The Fund’s distributions may be comprised of amounts characterized for federal income tax purposes as tax-exempt income, qualified and non-qualified ordinary dividends, capital gains and nondividend distributions, also known as return of capital. The Fund will determine the federal income tax character of distributions paid to a shareholder after the end of the calendar year. This is reported on the IRS form 1099-DIV and provided to the shareholder shortly after each year-end. The Fund’s distributions are determined by the investment adviser based on its current assessment of the Fund’s long-term return potential. As portfolio and market conditions change, the rate of distributions paid by the Fund could change. Taxable-equivalent performance is based on the highest combined federal and state income tax rates, where applicable. Lower tax rates would result in lower tax-equivalent performance. Actual tax rates will vary depending on your income, exemptions and deductions. Rates do not include local taxes. SEC Yield is a standardized measure based on the estimated yield to maturity of a fund’s investments over a 30-day period and is based on the maximum offer price at the date specified. The SEC Yield is not based on the distributions made by the Fund, which may differ. Subsidized yield reflects the effect of fee waivers and expense reimbursements.

[6]

Ratings are based on Moody’s, S&P or Fitch, as applicable. If securities are rated differently by the ratings agencies, the highest rating is applied. Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by S&P or Fitch (Baa or higher by Moody’s) are considered to be investment-grade quality. Credit ratings are based largely on the ratings agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. Holdings designated as “Not Rated” are not rated by the national ratings agencies stated above.

[7]

Duration is a measure of the expected change in price of a bond — in percentage terms — given a one percent change in interest rates, all else being constant. Securities with lower durations tend to be less sensitive to interest rate changes.

Fund profile subject to change due to active management.

8

Eaton Vance

TABS Municipal Bond Funds

January 31, 2018

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2017 – January 31, 2018).

Actual Expenses:  The first section of each table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of each table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in each table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

Eaton Vance TABS Short-Term Municipal Bond Fund

	Beginning Account Value (8/1/17)	Ending Account Value (1/31/18)	Expenses Paid During Period* (8/1/17 – 1/31/18)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$987.70	$4.51	0.90%
Class C	$1,000.00	$983.00	$8.25	1.65%
Class I	$1,000.00	$988.00	$3.26	0.65%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,020.70	$4.58	0.90%
Class C	$1,000.00	$1,016.90	$8.39	1.65%
Class I	$1,000.00	$1,021.90	$3.31	0.65%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on July 31, 2017.

9

Eaton Vance

TABS Municipal Bond Funds

January 31, 2018

Fund Expenses — continued

Eaton Vance TABS Intermediate-Term Municipal Bond Fund

	Beginning Account Value (8/1/17)	Ending Account Value (1/31/18)	Expenses Paid During Period* (8/1/17 – 1/31/18)		Annualized Expense Ratio

Actual
Class A	$1,000.00	$989.70	$4.51	**	0.90%
Class C	$1,000.00	$986.80	$8.26	**	1.65%
Class I	$1,000.00	$991.00	$3.26	**	0.65%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,020.70	$4.58	**	0.90%
Class C	$1,000.00	$1,016.90	$8.39	**	1.65%
Class I	$1,000.00	$1,021.90	$3.31	**	0.65%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on July 31, 2017.

**	Absent an allocation of certain expenses to an affiliate, expenses would be higher.

10

Eaton Vance

TABS Short-Term Municipal Bond Fund

January 31, 2018

Portfolio of Investments

Tax-Exempt Municipal Securities — 93.5%

Security	Principal Amount (000’s omitted)	Value

Bond Bank — 0.4%
Massachusetts Clean Water Trust, (Green Bonds), 5.00%, 2/1/25	$1,240	$1,474,645

		$1,474,645

Education — 10.2%
Connecticut State Health and Educational Facility Authority, (Yale University), 5.00% to 2/1/23 (Put Date), 7/1/57	$8,500	$9,720,005
Florida Board of Education, Lottery Revenue, 5.00%, 7/1/18	14,425	14,647,434
New Jersey Educational Facilities Authority, (Princeton University), 5.00%, 7/1/23	2,000	2,324,220
Southwest Higher Education Authority, Inc., TX, (Southern Methodist University), 5.00%, 10/1/23	400	460,476
Texas A&M University, 5.00%, 5/15/24	5,000	5,852,750
University of North Carolina at Chapel Hill, 1.448%, (67% of 1 mo. USD LIBOR + 0.40%), 11/9/22 (Put Date), 12/1/41(1)	1,500	1,517,340
University of Texas, Prerefunded to 2/15/20, 5.00%, 8/15/23	2,975	3,179,918
University of Vermont and State Agricultural College, 5.00%, 10/1/23	415	478,698
University of Vermont and State Agricultural College, 5.00%, 10/1/24	480	562,219
University of Virginia, 2.00%, 8/1/21	175	176,715

		$38,919,775

Electric Utilities — 1.9%
Southern California Public Power Authority, 5.00%, 7/1/20	$5,005	$5,082,377
Southern California Public Power Authority, 5.00%, 7/1/26	1,000	1,111,800
Southern California Public Power Authority, 5.00%, 7/1/27	1,000	1,111,100

		$7,305,277

Escrowed / Prerefunded — 4.4%
American Municipal Power, Inc., OH, (Prairie State Energy Campus), 5.25%, 2/15/25	$120	$120,175
California Department of Water Resources, Prerefunded to 6/1/18, 5.00%, 12/1/24	1,930	1,954,280
Fairfax County, VA, Prerefunded to 4/1/20, 4.00%, 4/1/23	500	524,760
Honolulu City and County, HI, Wastewater System Revenue, Prerefunded to 7/1/19, 5.00%, 7/1/22	280	293,938
Honolulu City and County, HI, Wastewater System Revenue, Prerefunded to 7/1/19, 5.00%, 7/1/22	220	230,952
Leander Independent School District, TX, (PSF Guaranteed), Prerefunded to 8/15/24, 0.00%, 8/15/43	1,935	601,804
New Jersey Turnpike Authority, Prerefunded to 1/1/19, 5.00%, 1/1/22	2,160	2,231,151

Security	Principal Amount (000’s omitted)	Value

Escrowed / Prerefunded (continued)
New Jersey Turnpike Authority, Prerefunded to 1/1/19, 5.00%, 1/1/22	$1,165	$1,202,292
North Penn School District, PA, Prerefunded to 9/1/18, 5.00%, 3/1/21	3,010	3,065,173
St. Mary Hospital Authority, PA, (Catholic Health East), Prerefunded to 5/15/20, 5.00%, 11/15/22	5,000	5,378,850
Wisconsin Health and Educational Facilities Authority, (Ministry Health Care), Escrowed to Maturity, 5.00%, 8/15/18	1,190	1,212,800

		$16,816,175

General Obligations — 42.8%
Barbers Hill Independent School District, TX, 4.00%, 2/15/23	$2,000	$2,044,740
Barbers Hill Independent School District, TX, 4.00%, 2/15/24	4,245	4,336,904
Beaverton School District No. 48J, Washington and Multnomah Counties, OR, 5.00%, (0.00% until 6/15/18), 6/15/26	2,000	2,335,580
Beverly Hills Unified School District, CA, (Election of 2008), 5.00%, 8/1/26	200	245,096
Boulder Valley School District No. Re-2, CO, 4.00%, 12/1/25	6,295	7,105,796
Brown County, WI, 4.00%, 11/1/21	620	659,482
California, 1.795%, (70% of 1 mo. USD LIBOR + 0.70%), 12/1/20 (Put Date), 12/1/28(1)	7,500	7,562,250
Cary, NC, 5.00%, 6/1/18	195	197,387
Chaffey Joint Union High School District, CA, (Election of 2012), 0.00%, 8/1/22	155	141,416
Cleveland Heights-University Heights City School District, OH, 0.00%, 12/1/23	250	216,785
College Station, TX, 5.00%, 2/15/24	1,000	1,093,200
Dallas Independent School District, TX, (PSF Guaranteed), 5.50%, 2/15/18	240	240,367
Eagle Mountain & Saginaw Independent School District, TX, (PSF Guaranteed), 0.00%, 8/15/20	155	148,487
El Dorado Union High School District, CA, 0.00%, 8/1/18	110	109,234
El Dorado Union High School District, CA, 0.00%, 8/1/21	45	42,048
Essex County, NJ, 4.00%, 8/1/24	1,000	1,114,190
Fairfax County, VA, 4.00%, 4/1/23	500	524,865
Florida Board of Education, 2.70%, 6/1/27	2,000	2,022,080
Florida Board of Education, 5.00%, 6/1/22	2,805	3,021,574
Forney Independent School District, TX, (PSF Guaranteed), 4.00%, 8/15/20	150	151,914
Forney Independent School District, TX, (PSF Guaranteed), 4.50%, 8/15/24	500	508,195
Frisco, TX, 4.00%, 2/15/19	155	159,131
Garland Independent School District, TX, (PSF Guaranteed), 3.00%, 2/15/18	300	300,186
Georgia, 5.00%, 7/1/25	5,000	5,975,450

11	See Notes to Financial Statements.

Eaton Vance

TABS Short-Term Municipal Bond Fund

January 31, 2018

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

General Obligations (continued)
Glasscock County Independent School District, TX, (PSF Guaranteed), 5.00%, 2/15/23	$500	$526,785
Guilford County, NC, Series 2010D, 5.00%, 8/1/19	10,190	10,714,479
Hawaii, 5.00%, 1/1/24(2)	2,000	2,314,440
Hutto Independent School District, TX, (PSF Guaranteed), 0.00%, 8/1/22	525	479,630
Karnes City Independent School District, TX, (PSF Guaranteed), 3.50%, 8/15/22	485	490,209
Katy Independent School District, TX, (PSF Guaranteed), 1.595%, (67% of 1 mo. USD LIBOR + 0.55%), 8/15/19 (Put Date), 8/15/36(1)	6,810	6,810,000
Lake County Community College District No. 532, IL, 4.00%, 6/1/21	4,230	4,525,169
Leander Independent School District, TX, (PSF Guaranteed), 0.00%, 8/15/22	700	639,002
Leander Independent School District, TX, Series 2013B, 0.00%, 8/15/20	3,000	2,870,310
Maryland, 4.00%, 6/1/27	5,000	5,497,950
Maryland, 5.00%, 3/1/19	5,465	5,678,190
Massachusetts, 5.00%, 12/1/24	5,000	5,914,550
Minnesota, 4.00%, 8/1/19	3,000	3,114,720
Minnesota, 5.00%, 8/1/18	90	91,663
Minnesota, 5.00%, 8/1/23	5,000	5,796,950
Montgomery County, MD, 4.00%, 11/1/25	3,380	3,816,223
Montgomery County, MD, 5.00%, 11/1/26	5,000	5,880,100
Montgomery County, MD, 5.00%, 12/1/27	5,000	5,872,850
Mountain View-Los Altos Union High School District, CA, 0.00%, 8/1/23	945	839,727
Mountain View-Los Altos Union High School District, CA, 0.00%, 8/1/24	900	775,233
New Hanover County, NC, 5.00%, 12/1/18	430	443,128
Ohio, 5.00%, 3/15/27	5,000	5,812,900
Oregon, 5.00%, 8/1/26	6,950	8,384,897
Osseo Independent School District No. 279, MN, 4.00%, 2/1/20	450	455,733
Peralta Community College District, CA, 5.00%, 8/1/23	140	163,348
Plano Independent School District, TX, (PSF Guaranteed), 5.00%, 2/15/25	5,000	5,886,550
San Diego Community College District, CA, 0.00%, 8/1/18	285	283,113
Seattle, WA, 5.00%, 6/1/26	5,000	5,939,150
Sedgwick County Unified School District No. 259, KS, 4.00%, 10/1/23	1,740	1,920,525
St. Tammany Parish Wide School District No. 12, LA, 4.00%, 3/1/22	100	107,880
Suffolk, VA, 4.00%, 8/1/18	500	506,770
Tennessee, 3.00%, 10/1/26	1,000	1,017,970

Security	Principal Amount (000’s omitted)	Value

General Obligations (continued)
Virginia Beach, VA, 5.00%, 3/15/19	$1,540	$1,601,692
Vistancia Community Facilities District, AZ, 5.00%, 7/15/21	610	656,476
Vistancia Community Facilities District, AZ, 5.00%, 7/15/22	740	795,086
Vistancia Community Facilities District, AZ, 5.00%, 7/15/25	1,550	1,660,360
Washington, 5.00%, 2/1/24	3,390	3,951,655
Washington, 5.00%, 8/1/24	4,395	5,168,256
Washington, 5.00%, 8/1/25	4,000	4,761,080
West Valley-Mission Community College District, CA, 5.00%, 8/1/25	300	362,370

		$162,783,476

Health Care — 0.0%(3)
Connecticut Health and Educational Facilities Authority, (Lawrence & Memorial Hospital), 5.00%, 7/1/18	$85	$86,189

		$86,189

Hospital — 9.8%
Grand Traverse County Hospital Finance Authority, MI, (Munson Healthcare), 5.00%, 7/1/20	$445	$477,908
Indiana Finance Authority, (Community Foundation of Northwest Indiana Obligated Group), 5.00%, 9/1/25	650	757,179
Indiana Finance Authority, (Indiana University Health), 5.00%, 3/1/19	5,000	5,185,700
Indiana Finance Authority, (Indiana University Health), 5.00%, 3/1/20	6,395	6,821,802
Indiana Finance Authority, (Jackson County Schneck Memorial Hospital), 5.00%, 2/15/18	1,250	1,251,587
Massachusetts Development Finance Agency, (Partners HealthCare System), 1.58%, (SIFMA + 0.50%), 1/26/23 (Put Date), 7/1/38(1)	2,500	2,507,350
Massachusetts Development Finance Agency, (Partners HealthCare System), 5.00% to 1/25/24 (Put Date), 7/1/38	5,000	5,726,200
New York Dormitory Authority, (Mount Sinai Hospital), 5.00%, 7/1/22	1,950	2,109,724
Oregon Facilities Authority, (Providence Health System), 5.00%, 10/1/18	785	803,542
Oregon Facilities Authority, (Providence Health System), 5.00%, 10/1/19	575	607,447
Tarrant County Cultural Education Facilities Finance Corp., TX, (Methodist Hospitals of Dallas), 5.00%, 10/1/19	1,250	1,319,475
Wisconsin Health and Educational Facilities Authority, (ProHealth Care, Inc.), 3.00%, 8/15/18	365	367,989
Wisconsin Health and Educational Facilities Authority, (ProHealth Care, Inc.), 5.00%, 8/15/18	1,695	1,726,917
Yavapai County Industrial Development Authority, AZ, (Northern Arizona Healthcare System), 5.00%, 10/1/18	2,185	2,237,484

12	See Notes to Financial Statements.

Eaton Vance

TABS Short-Term Municipal Bond Fund

January 31, 2018

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Hospital (continued)
Yavapai County Industrial Development Authority, AZ, (Northern Arizona Healthcare System), 5.00%, 10/1/19	$3,630	$3,833,607
Yuma Industrial Development Authority, AZ, (Yuma Regional Medical Center), 5.00%, 8/1/19	400	418,948
Yuma Industrial Development Authority, AZ, (Yuma Regional Medical Center), 5.00%, 8/1/20	1,130	1,211,292

		$37,364,151

Housing — 0.1%
Minnesota Housing Finance Agency, 2.35%, 7/1/21	$280	$286,759
Virginia Housing Development Authority, 2.05%, 7/1/18	230	230,660

		$517,419

Industrial Development Revenue — 0.2%
Ohio, 5.00%, 6/1/19	$800	$836,840

		$836,840

Insured – Escrowed / Prerefunded — 0.8%
Cook County Community High School District No. 219, Niles Township, IL, (FGIC), Escrowed to Maturity, 5.50%, 12/1/19	$2,000	$2,087,520
Greenville, NC, Utilities Commission, (AGM), Prerefunded to 11/1/18, 5.00%, 11/1/22	1,060	1,088,408

		$3,175,928

Insured – General Obligations — 0.2%
Long Beach Community College District, CA, (Election of 2002), (NPFG), 0.00%, 5/1/23	$120	$107,095
Washington, (NPFG), 0.00%, 6/1/21	620	582,155

		$689,250

Lease Revenue / Certificates of Participation — 5.4%
California Public Works Board, 5.00%, 10/1/25	$7,500	$8,938,425
Hudson Yards Infrastructure Corp., NY, 5.00%, 2/15/27	2,000	2,416,540
Montgomery County, MD, (Metrorail Garage Projects), 5.00%, 6/1/19	2,420	2,532,095
Montgomery County, MD, (Metrorail Garage Projects), 5.00%, 6/1/20	610	655,500
North Carolina, Capital Improvement Limited Obligation Bonds, 5.00%, 5/1/22	2,115	2,333,120
Orange County School Board, FL, 5.00%, 8/1/18	675	687,170
Virginia College Building Authority, (21st Century College and Equipment Programs), 5.00%, 2/1/22	1,300	1,458,145
Virginia College Building Authority, (21st Century College and Equipment Programs), 5.00%, 2/1/24	1,000	1,163,840
Volusia County School Board, FL, 5.00%, 8/1/21	325	359,632

		$20,544,467

Security	Principal Amount (000’s omitted)	Value

Other Revenue — 2.5%
California Infrastructure and Economic Development Bank, (The J. Paul Getty Trust), 1.556%, (70% of 3 mo. USD LIBOR + 0.37%), 4/1/20 (Put Date), 4/1/38(1)	$6,500	$6,515,990
Michigan, Grant Anticipation Bonds, 5.00%, 3/15/24	2,500	2,895,575

		$9,411,565

Special Tax Revenue — 5.1%
New York Urban Development Corp., Personal Income Tax Revenue, Series 2015A, 5.00%, 3/15/24	$8,800	$10,274,616
New York Urban Development Corp., Personal Income Tax Revenue, Series 2017A, 5.00%, 3/15/24	5,000	5,837,850
Park City, UT, Sales Tax Revenue, 5.00%, 6/15/25	1,060	1,256,906
Pima County Regional Transportation Authority, AZ, Transportation Excise Tax Revenue, 5.00%, 6/1/25	750	891,427
Westminster, CO, Sales & Use Tax, 5.00%, 12/1/19	1,135	1,206,017

		$19,466,816

Transportation — 5.7%
Bay Area Toll Authority, CA, (San Francisco Bay Area), 1.736%, (70% of 3 mo. USD LIBOR + 0.55%), 4/1/21 (Put Date), 4/1/45(1)	$10,000	$10,070,600
Florida Department of Transportation, Series 2013C, 5.00%, 7/1/22	2,500	2,835,675
North Texas Tollway Authority, 1.75%, (SIFMA + 0.67%), 1/1/20 (Put Date), 1/1/38(1)	2,500	2,504,875
Wisconsin, Transportation Revenue, 5.00%, 7/1/27	5,000	6,080,100

		$21,491,250

Water and Sewer — 4.0%
California Department of Water Resources, Prerefunded to 6/1/18, 5.00%, 12/1/24	$35	$35,440
California Department of Water Resources, (Central Valley Project), 1.30%, (SIFMA+ 0.22%), 12/1/20 (Put Date), 12/1/35(1)	4,000	3,985,280
Indiana Finance Authority, 5.00%, 2/1/23	1,000	1,066,160
Jasper Water Works and Sewer Board, Inc., AL, 5.00%, 6/1/22	600	654,660
Ohio Water Development Authority, Water Pollution Control, (Water Quality), 5.00%, 12/1/19	1,020	1,084,199
Seattle, WA, Solid Waste Revenue, 5.00%, 8/1/19	175	184,035
Washington Suburban Sanitary District, MD, 4.00%, 6/1/25	3,720	4,181,652
Washington Suburban Sanitary District, MD, 5.00%, 6/15/25	3,365	4,020,368

		$15,211,794

Total Tax-Exempt Municipal Securities — 93.5% (identified cost $353,399,444)		$356,095,017

13	See Notes to Financial Statements.

Eaton Vance

TABS Short-Term Municipal Bond Fund

January 31, 2018

Portfolio of Investments — continued

Taxable Municipal Securities — 5.6%

Security	Principal Amount (000’s omitted)	Value

Bond Bank — 0.1%
New York Environmental Facilities Corp., NY, 2.42%, 1/15/23	$530	$514,455

		$514,455

Education — 1.3%
University of California, 2.889%, 5/15/25	$5,000	$4,863,500
Virginia Public School Authority, 4.167%, 8/1/18	225	227,617

		$5,091,117

Special Tax Revenue — 3.9%
New York City Transitional Finance Authority, NY, Future Tax Revenue, 1.85%, 5/1/23	$2,000	$1,894,800
New York City Transitional Finance Authority, NY, Future Tax Revenue, 2.53%, 5/1/23	2,000	1,960,480
New York City Transitional Finance Authority, NY, Future Tax Revenue, 2.86%, 8/1/25	7,500	7,385,100
New York City Transitional Finance Authority, NY, Future Tax Revenue, 3.25%, 11/1/22	1,500	1,524,915
New York Urban Development Corp., Personal Income Tax Revenue, 3.20%, 3/15/22	955	964,722
Successor Agency to San Diego Redevelopment Agency, CA, 3.25%, 9/1/22	600	610,602
Successor Agency to San Diego Redevelopment Agency, CA, 3.375%, 9/1/23	450	458,455

		$14,799,074

Water and Sewer — 0.3%
Upper Occoquan Sewage Authority, VA, 2.75%, 7/1/25	$1,000	$971,930

		$971,930

Total Taxable Municipal Securities — 5.6% (identified cost $21,773,019)		$21,376,576

Total Investments — 99.1% (identified cost $375,172,463)		$377,471,593

Other Assets, Less Liabilities — 0.9%		$3,415,309

Net Assets — 100.0%		$380,886,902

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

At January 31, 2018, the concentration of the Fund’s investments in the various states, determined as a percentage of net assets, is as follows:

California	14.5%
Texas	10.7%
Maryland	10.0%
Others, representing less than 10% individually	63.9%

The Fund invests primarily in debt securities issued by municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at January 31, 2018, 1.0% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution or financial guaranty assurance agency ranged from 0.2% to 0.6% of total investments.

(1)	Floating rate security. The stated interest rate represents the rate in effect at January 31, 2018.

(2)	When-issued security.

(3)	Amount is less than 0.05%.

Abbreviations:

AGM	–	Assured Guaranty Municipal Corp.
FGIC	–	Financial Guaranty Insurance Company
LIBOR	–	London Interbank Offered Rate
NPFG	–	National Public Finance Guaranty Corp.
PSF	–	Permanent School Fund
SIFMA	–	Securities Industry and Financial Markets Association Municipal Swap Index
USD	–	United States Dollar

14	See Notes to Financial Statements.

Eaton Vance

TABS Intermediate-Term Municipal Bond Fund

January 31, 2018

Portfolio of Investments

Tax-Exempt Municipal Securities — 95.2%

Security	Principal Amount (000’s omitted)	Value

Bond Bank — 1.3%
Alaska Municipal Bond Bank Authority, 5.00%, 3/1/30	$1,145	$1,302,598
Missouri Environmental Improvement and Energy Resources Authority, (Revolving Fund Program), Water Pollution Control, 5.00%, 1/1/22	120	127,587
Ohio Water Development Authority, Water Pollution Control Loan Fund, 1.30%, (SIFMA + 0.22%), 12/1/20(1)	5,000	4,999,750

		$6,429,935

Education — 4.3%
Connecticut Health and Educational Facilities Authority, (Yale University), 1.65% to 2/3/20 (Put Date), 7/1/29	$5,000	$4,998,050
Madison County Capital Resource Corp., NY, (Colgate University), 5.00%, 7/1/31	300	344,769
Metropolitan State University of Denver, CO, (Aerospace and Engineering Sciences Building), 5.00%, 12/1/26	300	355,137
Nevada System of Higher Education, 5.00%, 7/1/23	500	576,040
New Hampshire Health and Education Facilities Authority, (Dartmouth College), 5.00%, 6/1/28	2,500	3,081,225
New Jersey Educational Facilities Authority, (Princeton University), 4.00%, 7/1/27	590	650,593
New Jersey Educational Facilities Authority, (Princeton University), 5.00%, 7/1/34	1,170	1,397,717
New Jersey Educational Facilities Authority, (Princeton University), Series A, 5.00%, 7/1/26	800	953,048
North Carolina Capital Facilities Finance Agency, (Davidson College), 5.00%, 3/1/27	230	256,905
South Dakota Health and Educational Facilities Authority, (Vocation Education Program), 5.00%, 8/1/27	1,200	1,399,476
Southmont School Building Corp., IN, 5.00%, 7/15/28	565	659,412
University of Colorado, 5.00%, 6/1/18	500	506,055
University of Colorado, 5.00%, 6/1/31	5,000	6,035,500

		$21,213,927

Electric Utilities — 3.7%
Municipal Electric Authority of Georgia, (Combined Cycle Project), 5.00%, 11/1/20	$1,000	$1,082,850
Nebraska Public Power District, 5.00%, 1/1/21	1,405	1,533,305
North Carolina Municipal Power Agency Number 1, (Catawba), 5.00%, 1/1/23	1,485	1,691,742
Omaha Public Power District, NE, Prerefunded to 2/1/22, 5.00%, 2/1/29	810	910,205
Snohomish County Public Utility District No. 1, WA, 5.00%, 12/1/18	1,680	1,729,022
Southern California Public Power Authority, (Southern Transmission Project), 5.00%, 7/1/23	100	103,266

Security	Principal Amount (000’s omitted)	Value

Electric Utilities (continued)
Springfield Electric System Revenue, IL, 5.00%, 3/1/27	$3,000	$3,414,990
Springfield Electric System Revenue, IL, 5.00%, 3/1/28	3,475	3,938,982
Springfield Electric System Revenue, IL, 5.00%, 3/1/29	3,325	3,753,094

		$18,157,456

Escrowed / Prerefunded — 5.0%
Florida Department of Transportation, Prerefunded to 7/1/19, 5.00%, 7/1/25	$900	$952,965
Forsan Independent School District, TX, (PSF Guaranteed), Prerefunded to 2/15/18, 5.00%, 2/15/31	1,460	1,462,000
Honolulu City and County, HI, Wastewater System Revenue, Prerefunded to 7/1/19, 5.00%, 7/1/22	560	587,877
Honolulu City and County, HI, Wastewater System Revenue, Prerefunded to 7/1/19, 5.00%, 7/1/22	440	461,903
Huntsville Electric System Revenue, AL, Prerefunded to 12/1/21, 5.00%, 12/1/24	170	190,245
Leander Independent School District, TX, (PSF Guaranteed), Prerefunded to 8/15/24, 0.00%, 8/15/43	5,000	1,555,050
Massachusetts Development Finance Agency, (Partners HealthCare System), Prerefunded to 7/1/21, 5.00%, 7/1/26	545	603,441
Massachusetts Health and Educational Facilities Authority, (Partners HealthCare System), Prerefunded to 7/1/19, 5.25%, 7/1/29	1,000	1,052,540
Metropolitan Transportation Authority, NY, Prerefunded to 11/15/21, 5.00%, 11/15/28	3,500	3,931,270
Metropolitan Transportation Authority, NY, Prerefunded to 5/15/23, 5.00%, 11/15/32	1,000	1,160,640
Nixa Public Schools, MO, (Refunding & Improvement - Direct Deposit Program), Prerefunded to 3/1/20, 5.00%, 3/1/31	505	539,345
North Carolina Medical Care Commission, (Duke University Health System), Prerefunded to 6/1/19, 5.00%, 6/1/34	1,765	1,845,572
North Carolina, Grant Anticipation Revenue, Prerefunded to 3/1/19, 5.25%, 3/1/20	1,350	1,405,080
North Olmsted City School District, OH, Prerefunded to 12/1/23, 5.00%, 12/1/32	1,000	1,167,900
Revere Local School District, OH, Prerefunded to 6/1/22, 5.00%, 12/1/28	200	227,080
Southern California Public Power Authority, (Southern Transmission Project), Prerefunded to 1/1/19, 5.00%, 7/1/23	900	930,060
Tatum Independent School District, TX, (PSF Guaranteed), Prerefunded to 2/15/19, 5.00%, 2/15/30	515	534,163
University of Colorado, Enterprise Revenue, Prerefunded to 6/1/21, 5.00%, 6/1/26	315	348,620
Wisconsin Department of Transportation, Prerefunded to 7/1/19, 5.00%, 7/1/23	2,000	2,099,560

15	See Notes to Financial Statements.

Eaton Vance

TABS Intermediate-Term Municipal Bond Fund

January 31, 2018

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Escrowed / Prerefunded (continued)
Wisconsin Health and Educational Facilities Authority, (Ministry Health Care), Prerefunded to 8/15/22, 5.00%, 8/15/32	$2,885	$3,293,487

		$24,348,798

General Obligations — 39.3%
Acalanes Union High School District, CA, (Election of 2008), 0.00%, 8/1/29	$2,300	$1,639,831
Adams 12 Five Star Schools, CO, 5.00%, 12/15/28	5,000	5,962,400
Adams 12 Five Star Schools, CO, 5.00%, 12/15/30	5,000	5,888,550
Addison, TX, 5.00%, 2/15/24	160	182,722
Anchorage, AK, 5.00%, 9/1/28	1,835	2,166,640
Anchorage, AK, Series D, 5.00%, 9/1/27	515	608,859
Arkansas, 4.00%, 6/1/28	500	545,175
Arlington County, VA, 2.75%, 8/15/31	5,200	4,968,756
Auburn, AL, 5.00%, 12/1/28	135	156,874
Beaverton School District No. 48J, Washington and Multnomah Counties, OR, 5.00%, (0.00% until 6/15/18), 6/15/35	5,000	5,733,550
Belton School District No. 124, MO, 5.50%, 3/1/34	200	243,926
Bethel, CT, 4.00%, 11/15/28	300	325,533
Bloomfield, CT, 4.00%, 10/15/20	90	95,640
Buffalo County, NE, 4.00%, 12/15/31	360	383,288
Butler County Unified School District No. 385, KS, 5.00%, 9/1/34	5,000	5,849,900
California, 1.795%, (70% of 1 mo. USD LIBOR + 0.70%), 12/1/20 (Put Date), 12/1/28(1)	6,500	6,553,950
California, 5.00%, 8/1/25	10,000	11,956,000
California, 5.00%, 8/1/26	5,000	6,036,600
Campbell Union High School District, CA, (Election of 2016), 5.00%, 8/1/26	450	550,292
Campbell Union High School District, CA, (Election of 2016), 5.00%, 8/1/27	500	613,255
Cleveland Municipal School District, OH, 5.00%, 12/1/23	1,695	1,947,148
Cleveland Municipal School District, OH, 5.00%, 12/1/32	5,000	5,620,050
Columbus City School District, OH, 5.00%, 12/1/27	1,000	1,170,430
Columbus, OH, 4.00%, 4/1/27	7,300	8,191,622
Decatur, IL, 5.00%, 3/1/23	1,030	1,147,441
Douglas County, NE, 3.75%, 12/15/27	1,000	1,054,160
Dublin, OH, 4.00%, 12/1/28	750	833,483
Dublin, OH, 4.00%, 12/1/31	505	554,036
DuPage and Cook Counties Community Consolidated School District No. 181, IL, 4.00%, 1/15/29	1,000	1,089,470
Edgewood City School District, OH, 5.25%, 12/1/33	4,500	5,159,835
Florida Board of Education, 2.70%, 6/1/27	2,760	2,790,470
Florida Board of Education, 4.00%, 6/1/33	5,000	5,395,700

Security	Principal Amount (000’s omitted)	Value

General Obligations (continued)
Florida Board of Education, 5.00%, 6/1/25	$9,500	$10,513,935
Florida, (Department of Transportation), 4.00%, 7/1/32	1,000	1,092,620
Gladstone School District No. 115, Clackamas County, OR, 0.00%, 6/15/26	1,000	795,000
Gladstone School District No. 115, Clackamas County, OR, 0.00%, 6/15/27	2,610	1,987,384
Glendale Unified School District, CA, 0.00%, 9/1/30	5,280	3,379,675
Grand Prairie Independent School District, TX, (PSF Guaranteed), 4.00%, 2/15/22	2,180	2,342,802
Greensboro, NC, 5.00%, 2/1/28	1,790	2,145,816
Groton, CT, 4.00%, 7/15/19	50	51,804
Hawaii, 5.00%, 1/1/27(2)	2,000	2,399,460
Hempfield School District, PA, 5.00%, 10/15/27	1,000	1,067,880
Homewood, AL, 5.00%, 9/1/32	1,190	1,383,506
Houston Community College System, TX, 5.25%, 2/15/25	1,000	1,100,240
Houston Independent School District, TX, (PSF Guaranteed), 5.00%, 2/15/24	2,000	2,324,720
Karnes City Independent School District, TX, (PSF Guaranteed), 3.50%, 8/15/21	905	914,674
Kauai County, HI, 5.00%, 8/1/30	175	209,006
Kauai County, HI, 5.00%, 8/1/31	150	178,593
Lakeland, FL, 5.00%, 10/1/31	1,860	2,129,068
Lakota Local School District, OH, (School Facilities Construction & Improvement), 5.00%, 12/1/28	1,120	1,278,939
Lancaster City School District, OH, 0.00%, 10/1/34	1,000	561,830
Leander Independent School District, TX, 0.00%, 8/15/23	1,000	885,430
Leander Independent School District, TX, (PSF Guaranteed), 0.00%, 8/15/30	3,000	1,926,840
Leander Independent School District, TX, Series 2013B, 0.00%, 8/15/20	1,955	1,870,485
Long Beach Unified School District, CA, (Election of 2008), 0.00%, 8/1/31	1,675	1,022,286
Long Beach Unified School District, CA, (Election of 2008), 0.00%, 8/1/32	1,500	871,455
Loudoun County, VA, 2.75%, 12/1/31	1,000	976,290
Macomb County, MI, 4.00%, 5/1/24	1,000	1,103,890
Mecklenburg County, NC, 5.00%, 3/1/19	50	51,940
Milpitas Unified School District, CA, (Election of 2012), 4.00%, 8/1/32	225	238,876
Minnesota, 5.00%, 8/1/23	5,000	5,796,950
Montgomery County, MD, 5.00%, 12/1/27	5,000	5,872,850
Mountain View-Los Altos Union High School District, CA, 0.00%, 8/1/25	2,115	1,759,468
Neshaminy School District, PA, 4.00%, 11/1/26	850	920,678
New Braunfels Independent School District, TX, (PSF Guaranteed), 5.00%, 2/1/26	120	124,252
New York, 5.00%, 2/15/20	1,210	1,294,603

16	See Notes to Financial Statements.

Eaton Vance

TABS Intermediate-Term Municipal Bond Fund

January 31, 2018

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

General Obligations (continued)
Newton, MA, 4.00%, 9/1/35	$865	$938,802
Nixa Public Schools, MO, (Refunding & Improvement - Direct Deposit Program), 5.00%, 3/1/31	495	526,779
North Charleston Sewer District, SC, 4.00%, 1/1/23	610	647,924
Northwest Local School District Board of Education, OH, 5.00%, 12/1/29	150	172,065
Ohio, 5.00%, 11/1/32	5,490	6,378,611
Onslow County, NC, 5.00%, 6/1/30	550	641,157
Oregon, 5.00%, 8/1/27	1,330	1,622,121
Oregon, 5.00%, 6/1/34	2,000	2,366,240
Owen J. Roberts School District, PA, 5.00%, 5/15/28	250	285,415
Prince William County, VA, 4.00%, 8/1/29	1,045	1,142,404
Richardson, TX, 5.00%, 2/15/20	50	53,403
Rowland Unified School District, CA, (Election of 2012), 0.00%, 8/1/33	2,735	1,443,424
San Francisco Bay Area Rapid Transit District, CA, 4.00%, 8/1/33	1,350	1,454,139
San Mateo-Foster City School District, CA, (Election of 2015), 4.00%, 8/1/32	150	160,524
South Texas Community College District, 5.00%, 8/15/23	1,560	1,797,026
Tennessee, 5.00%, 9/1/29	1,800	2,110,788
Texas, 5.00%, 4/1/21	3,000	3,302,640
Texas, (Texas Water Development Board), 2.00% to 8/1/19 (Put Date), 8/1/25	2,825	2,825,621
Vista Unified School District, CA, 5.00%, 8/1/27	1,280	1,515,776
Weatherford Independent School District, TX, (PSF Guaranteed), 0.00%, 2/15/28	470	348,956
Wisconsin, 5.00%, 11/1/26	2,000	2,413,280
Wylie Independent School District, TX, (PSF Guaranteed), 0.00%, 8/15/34	4,300	2,312,626
Wylie Independent School District, TX, (PSF Guaranteed), 6.50%, 8/15/26	1,100	1,391,071
Zeeland Public Schools, MI, 5.00%, 5/1/24	1,000	1,143,110

		$192,982,733

Hospital — 10.4%
Allegheny County Hospital Development Authority, PA, (UPMC Health System), 5.00%, 10/15/23	$700	$774,879
Allen County, OH, (Catholic Health Partners), 5.00%, 5/1/21	765	838,807
California Health Facilities Financing Authority, (El Camino Hospital), 5.00%, 2/1/33	1,000	1,152,650
California Health Facilities Financing Authority, (Stanford Health Care), 5.00%, 11/15/30	8,785	10,545,602
Carroll City-County Hospital Authority, GA, (Tanner Medical Center, Inc.), 5.00%, 7/1/34	2,660	3,013,115
Carroll City-County Hospital Authority, GA, (Tanner Medical Center, Inc.), 5.00%, 7/1/35	1,000	1,130,620

Security	Principal Amount (000’s omitted)	Value

Hospital (continued)
Colorado Health Facilities Authority, (Vail Valley Medical Center), 5.00%, 1/15/26	$900	$1,050,759
Colorado Health Facilities Authority, (Vail Valley Medical Center), 5.00%, 1/15/27	335	392,687
Colorado Health Facilities Authority, (Vail Valley Medical Center), 5.00%, 1/15/35	3,150	3,583,219
Kansas Development Finance Authority, (Adventist Health System), 5.00%, 11/15/28	5,090	5,660,894
Maricopa County Industrial Development Authority, AZ, (Banner Health), 5.00% to 10/18/24 (Put Date), 1/1/48	5,000	5,814,650
Maryland Health and Higher Educational Facilities Authority, (Johns Hopkins Health Care), 5.00%, 5/15/18	1,000	1,010,680
Massachusetts Development Finance Agency, (Partners HealthCare System), 5.00%, 7/1/24	800	924,656
Massachusetts Development Finance Agency, (Partners HealthCare System), 5.00%, 7/1/26	905	989,753
Michigan Finance Authority, (Sparrow Obligated Group), 5.00%, 11/15/24	500	587,495
Michigan Finance Authority, (Trinity Health Credit Group), 5.00%, 12/1/35	1,000	1,094,580
Monongalia County Building Commission, WV, (Monongalia Health System Obligated Group), 5.00%, 7/1/23	240	271,322
Monongalia County Building Commission, WV, (Monongalia Health System Obligated Group), 5.00%, 7/1/24	215	245,571
Monongalia County Building Commission, WV, (Monongalia Health System Obligated Group), 5.00%, 7/1/27	770	878,470
New Hampshire Health and Education Facilities Authority, (Concord Hospital), 5.00%, 10/1/34	300	339,240
New York Dormitory Authority, (Memorial Sloan Kettering Cancer Center), 4.00%, 7/1/35	1,000	1,075,510
New York Dormitory Authority, (Memorial Sloan Kettering Cancer Center), 5.00%, 7/1/24	50	55,519
New York Dormitory Authority, (Memorial Sloan Kettering Cancer Center), 5.00%, 7/1/31	735	867,315
New York Dormitory Authority, (Memorial Sloan Kettering Cancer Center), 5.00%, 7/1/32	750	882,300
North Carolina Medical Care Commission, (Rex Healthcare, Inc.), 5.00%, 7/1/33	2,055	2,323,856
Pennsylvania Economic Development Financing Authority, (UPMC), 5.00%, 2/1/25	390	453,469
Royal Oak Hospital Finance Authority, MI, (William Beaumont Hospital), 5.00%, 9/1/23	1,000	1,146,840
Royal Oak Hospital Finance Authority, MI, (William Beaumont Hospital), 5.00%, 9/1/24	520	597,964
St. Paul Housing and Redevelopment Authority, MN, (HealthPartners Obligated Group), 5.00%, 7/1/30	600	680,928
Tarrant County Cultural Education Facilities Finance Corp., TX, (Methodist Hospitals of Dallas), 5.00%, 10/1/20	1,500	1,625,730

17	See Notes to Financial Statements.

Eaton Vance

TABS Intermediate-Term Municipal Bond Fund

January 31, 2018

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Hospital (continued)
Yuma Industrial Development Authority, AZ, (Yuma Regional Medical Center), 5.00%, 8/1/22	$1,000	$1,116,540

		$51,125,620

Housing — 0.1%
Virginia Housing Development Authority, 2.45%, 7/1/19	$500	$506,405

		$506,405

Insured – Escrowed / Prerefunded — 0.4%
Cook County Community High School District No. 219, Niles Township, IL, (FGIC), Escrowed to Maturity, 5.50%, 12/1/19	$2,000	$2,087,520
West Virginia, (NPFG), Prerefunded to 11/1/18, 5.20%, 11/1/26	25	26,202

		$2,113,722

Insured – General Obligations — 4.1%
Albertville, AL, (BAM), 4.00%, 6/1/27	$975	$1,034,231
Albertville, AL, (BAM), 4.00%, 6/1/29	1,540	1,624,485
Grossmont Union High School District, CA, (Election of 2008), (AGM), 0.00%, 8/1/33	3,535	1,877,721
Jefferson Union High School District, CA, (BAM), 0.00%, 8/1/32	1,000	587,470
Jefferson Union High School District, CA, (BAM), 0.00%, 8/1/33	1,500	839,415
Rockland County, NY, (Public Improvement), (AGM), 4.00%, 5/1/23	2,010	2,175,865
San Mateo County Community College District, CA, (Election of 2005), (NPFG), 0.00%, 9/1/29	5,000	3,533,600
San Mateo County Community College District, CA, (Election of 2005), (NPFG), 0.00%, 9/1/30	10,960	7,442,827
Sweetwater Union High School District, CA, (BAM), 5.00%, 8/1/23	760	882,428

		$19,998,042

Insured – Lease Revenue / Certificates of Participation — 0.1%
Clyde-Green Springs Exempted Village School District, OH, (BAM), 2.00%, 12/1/26	$375	$348,578

		$348,578

Insured – Special Tax Revenue — 0.3%
Successor Agency to the Rancho Cucamonga Redevelopment Agency, CA, (AGM), 5.00%, 9/1/23	$1,350	$1,568,254

		$1,568,254

Security	Principal Amount (000’s omitted)	Value

Insured – Water and Sewer — 0.5%
Massachusetts Water Resources Authority, (AGM), 5.50%, 8/1/20	$2,000	$2,191,220

		$2,191,220

Lease Revenue / Certificates of Participation — 2.3%
Canadian County Educational Facilities Authority, OK, (Mustang Public Schools), 5.00%, 9/1/27	$1,500	$1,756,365
Cincinnati City School District, OH, 5.00%, 12/15/29	1,505	1,720,666
Costa Mesa Financing Authority, CA, 5.00%, 10/1/34	400	471,816
Eagle County, CO, Certificates of Participation, 5.00%, 12/1/25	250	293,220
Eagle County, CO, Certificates of Participation, 5.00%, 12/1/29	170	197,686
Michigan Strategic Fund, Limited Obligation Revenue, (Facility for Rare Isotope Beams), 5.00%, 3/1/20	650	694,070
Michigan Strategic Fund, Limited Obligation Revenue, (Facility for Rare Isotope Beams), 5.00%, 3/1/22	750	840,233
Monmouth County Improvement Authority, NJ, (Brookdale Community College), 5.00%, 8/1/30	210	245,845
Orange County School Board, FL, 5.00%, 8/1/18	500	509,015
Plymouth Intermediate District No. 287, MN, Certificates of Participation, 5.00%, 2/1/32	855	988,235
South Dakota Building Authority, 5.00%, 6/1/26	1,000	1,151,190
South Dakota Building Authority, 5.00%, 6/1/27	500	571,805
South Dakota Building Authority, 5.00%, 6/1/32	1,500	1,697,610

		$11,137,756

Other Revenue — 1.0%
Bergen County Improvement Authority, NJ, (East Rutherford Refunding Project), 5.00%, 12/15/25	$260	$310,677
Camden County Improvement Authority, NJ, 5.00%, 1/15/25	425	497,743
Massachusetts Development Finance Agency, 5.00%, 5/1/32	1,000	1,117,220
Michigan, Grant Anticipation Bonds, 5.00%, 3/15/24	2,500	2,895,575

		$4,821,215

Public Power / Electric Utilities — 0.2%
Concord, NC, Limited Obligation Bonds, 5.00%, 6/1/26	$990	$1,151,677

		$1,151,677

Senior Living / Life Care — 0.7%
Illinois Finance Authority, (Presbyterian Homes Obligated Group), 5.00%, 11/1/29	$660	$758,129
Illinois Finance Authority, (Presbyterian Homes Obligated Group), 2.445%, (70% of 1 mo. USD LIBOR + 1.35%), 5/1/21 (Put Date), 5/1/36(1)	2,500	2,514,175

		$3,272,304

18	See Notes to Financial Statements.

Eaton Vance

TABS Intermediate-Term Municipal Bond Fund

January 31, 2018

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Special Tax Revenue — 4.5%
Akron, OH, Income Tax Revenue, 5.00%, 12/1/28	$1,330	$1,561,992
Cape Coral, FL, Special Obligation Bonds, 5.00%, 10/1/26	850	994,755
Marana, AZ, Excise Tax Revenue, 4.00%, 7/1/20	765	805,690
Massachusetts School Building Authority, Dedicated Sales Tax Revenue, 5.00%, 5/15/33	2,000	2,265,140
New York City Transitional Finance Authority, NY, Future Tax Revenue, 5.00%, 11/1/31	3,220	3,628,843
New York Urban Development Corp., Personal Income Tax Revenue, Series 2015A, 5.00%, 3/15/24	5,000	5,837,850
San Francisco County Transportation Authority, CA, Sales Tax Revenue, 3.00%, 2/1/30	2,000	2,001,560
San Francisco County Transportation Authority, CA, Sales Tax Revenue, 3.00%, 2/1/31	3,300	3,285,909
Southlake Parks Development Corp., TX, 3.00%, 2/15/21	1,340	1,388,508
Thornton Development Authority, CO, 5.00%, 12/1/24	300	348,042
Thornton Development Authority, CO, 5.00%, 12/1/25	160	183,994

		$22,302,283

Transportation — 9.8%
Chicago, IL, (O’Hare International Airport), 5.00%, 1/1/25	$5,000	$5,844,350
Chicago, IL, (O’Hare International Airport), 5.00%, 1/1/33	1,000	1,126,010
Chicago, IL, (O’Hare International Airport), 5.00%, 1/1/34	1,000	1,123,350
Chicago, IL, (O’Hare International Airport), 5.25%, 1/1/33	3,750	4,434,525
Chicago, IL, (O’Hare International Airport), 5.25%, 1/1/34	3,950	4,657,445
Chicago, IL, (O’Hare International Airport), 5.25%, 1/1/37	1,500	1,757,100
Dallas and Fort Worth, TX, (Dallas/Fort Worth International Airport), 5.00%, 11/1/19	2,500	2,647,150
Dallas and Fort Worth, TX, (Dallas/Fort Worth International Airport), 5.25%, 11/1/32	4,000	4,596,880
Delaware River and Bay Authority, 5.00%, 1/1/21	1,000	1,088,350
Florida Department of Transportation, 5.00%, 7/1/28	2,455	2,938,635
Idaho Housing and Finance Association, Federal Highway Trust Fund, 5.00%, 7/15/25	1,000	1,175,710
Illinois Toll Highway Authority, 5.00%, 1/1/32	1,000	1,141,450
Illinois Toll Highway Authority, 5.00%, 1/1/33	1,775	2,019,364
Louisiana Transportation Authority, 5.00%, 8/15/30	1,885	2,143,924
Louisiana Transportation Authority, 5.00%, 8/15/31	1,230	1,398,264
Louisiana Transportation Authority, 5.00%, 8/15/32	1,090	1,234,883
Virginia Transportation Board, 5.00%, 3/15/20	2,500	2,674,225
Wisconsin, Transportation Revenue, 5.00%, 7/1/27	5,000	6,080,100

		$48,081,715

Water and Sewer — 7.2%
Chino Basin Desalter Authority, CA, 4.00%, 6/1/32	$1,000	$1,069,390
Durham, NC, Utility System Revenue, 4.00%, 8/1/35	1,350	1,459,012

Security	Principal Amount (000’s omitted)	Value

Water and Sewer (continued)
East Bay Municipal Utility District, CA, Water System Revenue, 5.00%, 6/1/30	$3,870	$4,591,136
Greater New Haven Water Pollution Control Authority, CT, 5.00%, 8/15/24	300	351,075
Hamilton County, OH, Sewer System, 5.00%, 12/1/24	1,000	1,163,700
Hamilton County, OH, Sewer System, 5.00%, 12/1/28	2,210	2,545,500
Lakeland, FL, Water and Wastewater Revenue, 5.00%, 10/1/26	470	524,501
Miami Beach, FL, Water and Sewer Revenue, 4.00%, 9/1/31	1,100	1,182,445
Montana, Water Pollution Control Revolving Fund, 5.00%, 7/15/28	240	259,308
New York City Municipal Water Finance Authority, NY, (Water and Sewer System), 5.00%, 6/15/29	3,900	4,141,683
New York City Municipal Water Finance Authority, NY, (Water and Sewer System), 5.00%, 6/15/30	1,000	1,077,510
New York City Municipal Water Finance Authority, NY, (Water and Sewer System), Series DD, 5.00%, 6/15/35	5,500	6,350,355
New York City Municipal Water Finance Authority, NY, (Water and Sewer System), Series EE, 5.00%, 6/15/35	1,155	1,314,771
New York Environmental Facilities Corp., Clean Water and Drinking Water, 4.00%, 6/15/19	50	51,777
Northeast Ohio Regional Sewer District, Prerefunded to 5/15/23, 5.00%, 11/15/38	1,000	1,159,000
Rapid City, SD, Water Revenue, 4.00%, 11/1/30	1,000	1,073,640
Rogers, AR, Water Revenue, 2.75%, 11/1/23	40	41,100
Tallahassee, FL, Consolidated Utility Systems Revenue, 5.00%, 10/1/28	1,100	1,264,406
Tucson, AZ, Water System Revenue, 5.00%, 7/1/29	485	566,223
Union County, NC, Enterprise Systems Revenue, 5.00%, 6/1/29	250	291,675
Washington Suburban Sanitary District, MD, 5.00%, 6/15/27	2,500	3,051,825
Westmoreland County Municipal Authority, PA, Water and Sewer Revenue, Prerefunded to 8/15/23, 5.00%, 8/15/31	1,735	2,015,359

		$35,545,391

Total Tax-Exempt Municipal Securities — 95.2% (identified cost $454,427,731)		$467,297,031

19	See Notes to Financial Statements.

Eaton Vance

TABS Intermediate-Term Municipal Bond Fund

January 31, 2018

Portfolio of Investments — continued

Taxable Municipal Securities — 1.7%

Security	Principal Amount (000’s omitted)	Value

Special Tax Revenue — 1.3%
New York City Transitional Finance Authority, NY, Future Tax Revenue, 2.53%, 5/1/23	$5,000	$4,901,200
Successor Agency to San Diego Redevelopment Agency, CA, 3.625%, 9/1/25	625	641,756
Successor Agency to San Diego Redevelopment Agency, CA, 3.75%, 9/1/26	625	640,094

		$6,183,050

Water and Sewer — 0.4%
Upper Occoquan Sewage Authority, VA, 2.75%, 7/1/25	$2,275	$2,211,141

		$2,211,141

Total Taxable Municipal Securities — 1.7% (identified cost $8,547,569)		$8,394,191

Total Investments — 96.9% (identified cost $462,975,300)		$475,691,222

Other Assets, Less Liabilities — 3.1%		$15,460,032

Net Assets — 100.0%		$491,151,254

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

At January 31, 2018, the concentration of the Fund’s investments in the various states, determined as a percentage of net assets, is as follows:

California	16.6%
Others, representing less than 10% individually	80.3%

The Fund invests primarily in debt securities issued by municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at January 31, 2018, 5.5% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution or financial guaranty assurance agency ranged from 0.4% to 2.3% of total investments.

(1)	Floating rate security. The stated interest rate represents the rate in effect at January 31, 2018.

(2)	When-issued security.

Abbreviations:

AGM	–	Assured Guaranty Municipal Corp.
BAM	–	Build America Mutual Assurance Co.
FGIC	–	Financial Guaranty Insurance Company
LIBOR	–	London Interbank Offered Rate
NPFG	–	National Public Finance Guaranty Corp.
PSF	–	Permanent School Fund
SIFMA	–	Securities Industry and Financial Markets Association Municipal Swap Index
USD	–	United States Dollar

20	See Notes to Financial Statements.

Eaton Vance

TABS Municipal Bond Funds

January 31, 2018

Statements of Assets and Liabilities

	January 31, 2018
Assets	Short-Term Municipal Bond Fund	Intermediate-Term Municipal Bond Fund
Investments —
Identified cost	$375,172,463	$462,975,300
Unrealized appreciation	2,299,130	12,715,922
Investments, at value	$377,471,593	$475,691,222
Cash	$2,744,214	$11,328,367
Interest receivable	3,826,450	4,410,150
Receivable for investments sold	—	900,000
Receivable for Fund shares sold	699,657	2,658,830
Receivable from affiliate	—	27,763
Total assets	$384,741,914	$495,016,332

Liabilities
Payable for when-issued securities	$2,314,420	$2,388,880
Payable for Fund shares redeemed	1,049,608	529,913
Distributions payable	87,130	496,799
Payable to affiliates:
Investment adviser and administration fee	179,759	251,119
Distribution and service fees	77,562	35,532
Accrued expenses	146,533	162,835
Total liabilities	$3,855,012	$3,865,078
Net Assets	$380,886,902	$491,151,254

Sources of Net Assets
Paid-in capital	$378,968,410	$481,856,715
Accumulated distributions in excess of net investment income	(67,306)	(14,459)
Accumulated net realized loss	(313,332)	(3,406,924)
Net unrealized appreciation	2,299,130	12,715,922
Net Assets	$380,886,902	$491,151,254

Class A Shares
Net Assets	$149,651,252	$48,493,629
Shares Outstanding	14,533,262	3,986,673
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$10.30	$12.16
Maximum Offering Price Per Share
(100 ÷ 97.75 of net asset value per share)	$10.54	$12.44

Class C Shares
Net Assets	$52,079,335	$29,221,269
Shares Outstanding	5,069,416	2,403,077
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$10.27	$12.16

Class I Shares
Net Assets	$179,156,315	$413,436,356
Shares Outstanding	17,394,338	33,957,203
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$10.30	$12.18

On sales of $100,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

21	See Notes to Financial Statements.

Eaton Vance

TABS Municipal Bond Funds

January 31, 2018

Statements of Operations

	Year Ended January 31, 2018
Investment Income	Short-Term Municipal Bond Fund	Intermediate-Term Municipal Bond Fund
Interest	$9,923,254	$13,529,599
Total investment income	$9,923,254	$13,529,599

Expenses
Investment adviser and administration fee	$2,383,727	$2,953,381
Distribution and service fees
Class A	433,758	131,635
Class C	616,865	312,963
Trustees’ fees and expenses	20,521	23,765
Custodian fee	108,564	119,089
Transfer and dividend disbursing agent fees	140,774	250,051
Legal and accounting services	56,027	64,323
Printing and postage	19,932	27,005
Registration fees	57,985	87,070
Miscellaneous	29,894	27,541
Total expenses	$3,868,047	$3,996,823
Deduct —
Allocation of expenses to affiliate	$—	$352,785
Total expense reductions	$—	$352,785

Net expenses	$3,868,047	$3,644,038

Net investment income	$6,055,207	$9,885,561

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$3,134,086	$1,152,175
Net realized gain	$3,134,086	$1,152,175
Change in unrealized appreciation (depreciation) —
Investments	$(5,344,574)	$2,803,279
Net change in unrealized appreciation (depreciation)	$(5,344,574)	$2,803,279

Net realized and unrealized gain (loss)	$(2,210,488)	$3,955,454

Net increase in net assets from operations	$3,844,719	$13,841,015

22	See Notes to Financial Statements.

Eaton Vance

TABS Municipal Bond Funds

January 31, 2018

Statements of Changes in Net Assets

	Year Ended January 31, 2018
Increase (Decrease) in Net Assets	Short-Term Municipal Bond Fund	Intermediate-Term Municipal Bond Fund
From operations —
Net investment income	$6,055,207	$9,885,561
Net realized gain	3,134,086	1,152,175
Net change in unrealized appreciation (depreciation)	(5,344,574)	2,803,279
Net increase in net assets from operations	$3,844,719	$13,841,015
Distributions to shareholders —
From net investment income
Class A	$(2,406,880)	$(971,189)
Class C	(393,374)	(343,304)
Class I	(3,241,194)	(8,541,231)
Total distributions to shareholders	$(6,041,448)	$(9,855,724)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$21,676,979	$9,674,400
Class C	2,380,499	4,198,322
Class I	64,582,264	144,938,675
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	2,090,543	621,483
Class C	336,998	164,127
Class I	2,431,631	3,342,186
Cost of shares redeemed
Class A	(73,141,699)	(19,519,307)
Class C	(20,020,992)	(10,376,045)
Class I	(91,037,112)	(173,002,474)
Net decrease in net assets from Fund share transactions	$(90,700,889)	$(39,958,633)

Net decrease in net assets	$(92,897,618)	$(35,973,342)

Net Assets
At beginning of year	$473,784,520	$527,124,596
At end of year	$380,886,902	$491,151,254

Accumulated distributions in excess of net investment income included in net assets
At end of year	$(67,306)	$(14,459)

23	See Notes to Financial Statements.

Eaton Vance

TABS Municipal Bond Funds

January 31, 2018

Statements of Changes in Net Assets — continued

	Year Ended January 31, 2017
Increase (Decrease) in Net Assets	Short-Term Municipal Bond Fund	Intermediate-Term Municipal Bond Fund
From operations —
Net investment income	$6,297,592	$8,808,933
Net realized loss	(1,391,998)	(2,408,652)
Net change in unrealized appreciation (depreciation)	(11,563,371)	(14,698,613)
Net decrease in net assets from operations	$(6,657,777)	$(8,298,332)
Distributions to shareholders —
From net investment income
Class A	$(2,678,767)	$(974,547)
Class C	(363,782)	(319,648)
Class I	(3,256,186)	(7,504,477)
From net realized gain
Class A	(1,433,643)	(38,394)
Class C	(499,175)	(23,398)
Class I	(1,446,101)	(270,644)
Total distributions to shareholders	$(9,677,654)	$(9,131,108)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$78,592,922	$14,347,694
Class C	6,579,502	7,898,584
Class I	96,485,506	276,784,610
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	3,537,543	690,790
Class C	730,099	165,015
Class I	3,372,352	2,499,433
Cost of shares redeemed
Class A	(102,503,246)	(17,107,924)
Class C	(20,367,568)	(10,708,604)
Class I	(106,548,395)	(177,610,354)
Net increase (decrease) in net assets from Fund share transactions	$(40,121,285)	$96,959,244

Net increase (decrease) in net assets	$(56,456,716)	$79,529,804

Net Assets
At beginning of year	$530,241,236	$447,594,792
At end of year	$473,784,520	$527,124,596

Accumulated distributions in excess of net investment income included in net assets
At end of year	$(67,306)	$(14,459)

24	See Notes to Financial Statements.

Eaton Vance

TABS Municipal Bond Funds

January 31, 2018

Financial Highlights

	Short-Term Municipal Bond Fund — Class A
	Year Ended January 31,
	2018	2017	2016		2015		2014
Net asset value — Beginning of year	$10.370	$10.690	$10.740		$10.580		$10.660

Income (Loss) From Operations
Net investment income	$0.149	$0.130	$0.134		$0.122		$0.081
Net realized and unrealized gain (loss)	(0.074)	(0.254)	0.011	(1)	0.173		(0.069)

Total income (loss) from operations	$0.075	$(0.124)	$0.145		$0.295		$0.012

Less Distributions
From net investment income	$(0.145)	$(0.128)	$(0.133)		$(0.119)		$(0.077)
From net realized gain	—	(0.068)	(0.062)		(0.016)		(0.015)

Total distributions	$(0.145)	$(0.196)	$(0.195)		$(0.135)		$(0.092)

Net asset value — End of year	$10.300	$10.370	$10.690		$10.740		$10.580

Total Return(2)	0.71%	(1.18)%	1.38%		2.80%		0.12%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$149,651	$199,916	$227,242		$243,950		$331,625
Ratios (as a percentage of average daily net assets):
Expenses	0.90%	0.90%	0.89	%(3)	0.90	%(3)	0.90	%(3)
Net investment income	1.39%	1.21%	1.26%		1.12%		0.72%
Portfolio Turnover	54%	63%	47%		33%		82%

(1)

The per share amount is not in accord with the net realized and unrealized gain (loss) on investments for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

25	See Notes to Financial Statements.

Eaton Vance

TABS Municipal Bond Funds

January 31, 2018

Financial Highlights — continued

	Short-Term Municipal Bond Fund — Class C
	Year Ended January 31,
	2018	2017	2016		2015		2014
Net asset value — Beginning of year	$10.340	$10.660	$10.720		$10.560		$10.640

Income (Loss) From Operations
Net investment income (loss)	$0.067 (1)	$0.049 (1)	$0.054	(1)	$0.040	(1)	$(0.017)
Net realized and unrealized gain (loss)	(0.071)	(0.253)	0.001	(2)	0.175		(0.048)

Total income (loss) from operations	$(0.004)	$(0.204)	$0.055		$0.215		$(0.065)

Less Distributions
From net investment income	$(0.066)	$(0.048)	$(0.053)		$(0.039)		$(0.000	)(3)
From net realized gain	—	(0.068)	(0.062)		(0.016)		(0.015)

Total distributions	$(0.066)	$(0.116)	$(0.115)		$(0.055)		$(0.015)

Net asset value — End of year	$10.270	$10.340	$10.660		$10.720		$10.560

Total Return(4)	(0.04)%	(1.92)%	0.53%		2.04%		(0.61)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$52,079	$69,622	$85,043		$106,273		$142,087
Ratios (as a percentage of average daily net assets):
Expenses	1.65%	1.65%	1.65	%(5)	1.65	%(5)	1.65	%(5)
Net investment income (loss)	0.64%	0.46%	0.51%		0.37%		(0.03)%
Portfolio Turnover	54%	63%	47%		33%		82%

(1)	Computed using average shares outstanding.

(2)

The per share amount is not in accord with the net realized and unrealized gain (loss) on investments for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.

(3)	Amount is less than $(0.0005).

(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(5)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

26	See Notes to Financial Statements.

Eaton Vance

TABS Municipal Bond Funds

January 31, 2018

Financial Highlights — continued

	Short-Term Municipal Bond Fund — Class I
	Year Ended January 31,
	2018	2017	2016		2015		2014
Net asset value — Beginning of year	$10.370	$10.690	$10.750		$10.590		$10.660

Income (Loss) From Operations
Net investment income	$0.172	$0.156	$0.161		$0.145		$0.107
Net realized and unrealized gain (loss)	(0.071)	(0.253)	0.001	(1)	0.177		(0.059)

Total income (loss) from operations	$0.101	$(0.097)	$0.162		$0.322		$0.048

Less Distributions
From net investment income	$(0.171)	$(0.155)	$(0.160)		$(0.146)		$(0.103)
From net realized gain	—	(0.068)	(0.062)		(0.016)		(0.015)

Total distributions	$(0.171)	$(0.223)	$(0.222)		$(0.162)		$(0.118)

Net asset value — End of year	$10.300	$10.370	$10.690		$10.750		$10.590

Total Return(2)	0.96%	(0.93)%	1.54%		3.06%		0.46%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$179,156	$204,247	$217,956		$242,029		$227,375
Ratios (as a percentage of average daily net assets):
Expenses	0.65%	0.65%	0.64	%(3)	0.65	%(3)	0.65	%(3)
Net investment income	1.64%	1.46%	1.51%		1.37%		0.97%
Portfolio Turnover	54%	63%	47%		33%		82%

(1)

The per share amount is not in accord with the net realized and unrealized gain (loss) on investments for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

27	See Notes to Financial Statements.

Eaton Vance

TABS Municipal Bond Funds

January 31, 2018

Financial Highlights — continued

	Intermediate-Term Municipal Bond Fund — Class A
	Year Ended January 31,
	2018	2017	2016		2015		2014
Net asset value — Beginning of year	$12.070	$12.430	$12.320		$11.600		$11.840

Income (Loss) From Operations
Net investment income	$0.227	$0.197	$0.199		$0.191		$0.141
Net realized and unrealized gain (loss)	0.090	(0.353)	0.110		0.720		(0.197)

Total income (loss) from operations	$0.317	$(0.156)	$0.309		$0.911		$(0.056)

Less Distributions
From net investment income	$(0.227)	$(0.196)	$(0.199)		$(0.191)		$(0.141)
From net realized gain	—	(0.008)	—		—		(0.043)

Total distributions	$(0.227)	$(0.204)	$(0.199)		$(0.191)		$(0.184)

Net asset value — End of year	$12.160	$12.070	$12.430		$12.320		$11.600

Total Return(1)(2)	2.62%	(1.29)%	2.57%		7.91%		(0.44)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$48,494	$57,262	$61,227		$58,616		$68,873
Ratios (as a percentage of average daily net assets):
Expenses(2)	0.90%	0.90%	0.90	%(3)	0.92	%(3)	0.95	%(3)
Net investment income	1.85%	1.57%	1.65%		1.60%		1.16%
Portfolio Turnover	62%	68%	62%		77%		145%

(1)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(2)

The investment adviser and administrator reimbursed certain operating expenses (equal to 0.07%, 0.07%, 0.09%, 0.08% and 0.05% of average daily net assets for the years ended January 31, 2018, 2017, 2016, 2015 and 2014, respectively). Absent these reimbursements, total return would be lower.

(3)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

28	See Notes to Financial Statements.

Eaton Vance

TABS Municipal Bond Funds

January 31, 2018

Financial Highlights — continued

	Intermediate-Term Municipal Bond Fund — Class C
	Year Ended January 31,
	2018	2017	2016		2015		2014
Net asset value — Beginning of year	$12.060	$12.430	$12.310		$11.600		$11.830

Income (Loss) From Operations
Net investment income	$0.134	$0.101	$0.109		$0.102		$0.051
Net realized and unrealized gain (loss)	0.101	(0.361)	0.120		0.709		(0.184)

Total income (loss) from operations	$0.235	$(0.260)	$0.229		$0.811		$(0.133)

Less Distributions
From net investment income	$(0.135)	$(0.102)	$(0.109)		$(0.101)		$(0.054)
From net realized gain	—	(0.008)	—		—		(0.043)

Total distributions	$(0.135)	$(0.110)	$(0.109)		$(0.101)		$(0.097)

Net asset value — End of year	$12.160	$12.060	$12.430		$12.310		$11.600

Total Return(1)(2)	1.94%	(2.11)%	1.88%		7.02%		(1.10)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$29,221	$34,920	$38,737		$37,435		$34,434
Ratios (as a percentage of average daily net assets):
Expenses(2)	1.65%	1.65%	1.65	%(3)	1.67	%(3)	1.70	%(3)
Net investment income	1.10%	0.82%	0.90%		0.85%		0.40%
Portfolio Turnover	62%	68%	62%		77%		145%

(1)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(2)

The investment adviser and administrator reimbursed certain operating expenses (equal to 0.07%, 0.07%, 0.09%, 0.08% and 0.05% of average daily net assets for the years ended January 31, 2018, 2017, 2016, 2015 and 2014, respectively). Absent these reimbursements, total return would be lower.

(3)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

29	See Notes to Financial Statements.

Eaton Vance

TABS Municipal Bond Funds

January 31, 2018

Financial Highlights — continued

	Intermediate-Term Municipal Bond Fund — Class I
	Year Ended January 31,
	2018	2017	2016		2015		2014
Net asset value — Beginning of year	$12.080	$12.440	$12.330		$11.610		$11.850

Income (Loss) From Operations
Net investment income	$0.258	$0.227	$0.230		$0.221		$0.169
Net realized and unrealized gain (loss)	0.100	(0.352)	0.110		0.720		(0.197)

Total income (loss) from operations	$0.358	$(0.125)	$0.340		$0.941		$(0.028)

Less Distributions
From net investment income	$(0.258)	$(0.227)	$(0.230)		$(0.221)		$(0.169)
From net realized gain	—	(0.008)	—		—		(0.043)

Total distributions	$(0.258)	$(0.235)	$(0.230)		$(0.221)		$(0.212)

Net asset value — End of year	$12.180	$12.080	$12.440		$12.330		$11.610

Total Return(1)(2)	2.87%	(1.04)%	2.82%		8.17%		(0.19)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$413,436	$434,942	$347,631		$273,125		$183,648
Ratios (as a percentage of average daily net assets):
Expenses(2)	0.65%	0.65%	0.65	%(3)	0.67	%(3)	0.70	%(3)
Net investment income	2.10%	1.82%	1.90%		1.84%		1.41%
Portfolio Turnover	62%	68%	62%		77%		145%

(1)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(2)

The investment adviser and administrator reimbursed certain operating expenses (equal to 0.07%, 0.07%, 0.09%, 0.08% and 0.05% of average daily net assets for the years ended January 31, 2018, 2017, 2016, 2015 and 2014, respectively). Absent these reimbursements, total return would be lower.

(3)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

30	See Notes to Financial Statements.

Eaton Vance

TABS Municipal Bond Funds

January 31, 2018

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Municipals Trust II (the Trust) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Trust presently consists of six funds, two of which, each diversified, are included in these financial statements. They include Eaton Vance TABS Short-Term Municipal Bond Fund (Short-Term Municipal Bond Fund) and Eaton Vance TABS Intermediate-Term Municipal Bond Fund (Intermediate-Term Municipal Bond Fund), (each individually referred to as the Fund, and collectively, the Funds). The Funds’ investment objective is to seek after-tax total return. The Funds offer three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses.

The following is a summary of significant accounting policies of the Funds. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). Each Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of a Fund in a manner that fairly reflects the security’s value, or the amount that a Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions and Related Income — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

C  Federal Taxes — Each Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its taxable, if any, and tax exempt net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. Each Fund intends to satisfy conditions which will enable it to designate distributions from the interest income generated by its investments in non-taxable municipal securities, which are exempt from regular federal income tax when received by each Fund, as exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item to shareholders.

As of January 31, 2018, the Funds had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Legal Fees — Legal fees and other related expenses incurred as part of negotiations of the terms and requirement of capital infusions, or that are expected to result in the restructuring of, or a plan of reorganization for, an investment are recorded as realized losses. Ongoing expenditures to protect or enhance an investment are treated as operating expenses.

F  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

31

Eaton Vance

TABS Municipal Bond Funds

January 31, 2018

Notes to Financial Statements — continued

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Funds. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, each Fund enters into agreements with service providers that may contain indemnification clauses. Each Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against each Fund that have not yet occurred.

H  When-Issued Securities and Delayed Delivery Transactions — The Funds may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Funds maintain cash and/or security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest on settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

2  Distributions to Shareholders and Income Tax Information

The net investment income of each Fund is determined daily and substantially all of the net investment income so determined is declared as a dividend to shareholders of record at the time of declaration. Distributions are declared separately for each class of shares. Distributions are paid monthly. Distributions of realized capital gains are made at least annually. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of a Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended January 31, 2018 and January 31, 2017 was as follows:

	Year Ended January 31, 2018
	Short-Term Municipal Bond Fund	Intermediate- Term Municipal Bond Fund

Distributions declared from:
Tax-exempt income	$5,515,200	$9,506,428
Ordinary income	$526,248	$349,296

	Year Ended January 31, 2017
	Short-Term Municipal Bond Fund	Intermediate- Term Municipal Bond Fund

Distributions declared from:
Tax-exempt income	$5,772,462	$8,715,885
Ordinary income	$2,618,792	$82,787
Long-term capital gains	$1,286,400	$332,436

32

Eaton Vance

TABS Municipal Bond Funds

January 31, 2018

Notes to Financial Statements — continued

During the year ended January 31, 2018, the following amounts were reclassified due to differences between book and tax accounting, primarily for premium amortization and accretion of market discount.

	Short-Term Municipal Bond Fund	Intermediate- Term Municipal Bond Fund

Change in:
Accumulated net realized loss	$13,759	$29,837
Accumulated distributions in excess of net investment income	$(13,759)	$(29,837)

These reclassifications had no effect on the net assets or net asset value per share of the Funds.

As of January 31, 2018, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

	Short-Term Municipal Bond Fund	Intermediate- Term Municipal Bond Fund

Undistributed tax-exempt income	$19,823	$482,340
Deferred capital losses	$(335,513)	$(3,437,455)
Net unrealized appreciation	$2,321,312	$12,746,453
Other temporary differences	$(87,130)	$(496,799)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statements of Asset and Liabilities are primarily due to the timing of recognizing distributions to shareholders, premium amortization and accretion of market discount.

At January 31, 2018, the Funds, for federal income tax purposes, had deferred capital losses which would reduce the respective Fund’s taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Funds of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Funds’ next taxable year and retain the same short-term or long-term character as when originally deferred. The amounts of the deferred capital losses are as follows:

	Short-Term Municipal Bond Fund	Intermediate- Term Municipal Bond Fund

Deferred capital losses:
Short-term	$335,513	$3,437,455

The cost and unrealized appreciation (depreciation) of investments of each Fund at January 31, 2018, as determined on a federal income tax basis, were as follows:

	Short-Term Municipal Bond Fund	Intermediate- Term Municipal Bond Fund

Aggregate cost	$375,150,281	$462,944,769

Gross unrealized appreciation	$3,528,480	$14,488,263
Gross unrealized depreciation	(1,207,168)	(1,741,810)

Net unrealized appreciation	$2,321,312	$12,746,453

33

Eaton Vance

TABS Municipal Bond Funds

January 31, 2018

Notes to Financial Statements — continued

3  Investment Adviser and Administration Fee and Other Transactions with Affiliates

The investment adviser and administration fee is earned by Eaton Vance Management (EVM) as compensation for investment advisory and administrative services rendered to each Fund. The fee is based upon a percentage of average daily net assets as presented in the following table and is payable monthly.

	Annual Asset Rate
Daily Net Assets	Short-Term Municipal Bond Fund	Intermediate- Term Municipal Bond Fund

Up to $500 million	0.55%	0.60%
$500 million up to $1 billion	0.54%	0.60%

On average daily net assets of $1 billion or more, the rates are reduced. For the year ended January 31, 2018, investment adviser and administration fees incurred by the Funds and the effective annual rates, as a percentage of average daily net assets, were as follows:

	Short-Term Municipal Bond Fund	Intermediate- Term Municipal Bond Fund

Investment Adviser and Administration Fee	$2,383,727	$2,953,381
Effective Annual Rate	0.55%	0.60%

For Intermediate-Term Municipal Bond Fund, EVM has agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only) exceed 0.90%, 1.65% and 0.65% of the Fund’s average daily net assets for Class A, Class C and Class I, respectively. This agreement may be changed or terminated after May 31, 2018. Pursuant to this agreement, EVM was allocated $352,785 of Intermediate-Term Municipal Bond Fund’s operating expenses for the year ended January 31, 2018.

EVM provides sub-transfer agency and related services to the Funds pursuant to a Sub-Transfer Agency Support Services Agreement. Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Funds’ principal underwriter, received a portion of the sales charges on sales of Class A shares of the Funds. EVD also received distribution and service fees from Class A and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5). Sub-transfer agent fees earned by EVM, which are included in transfer and dividend disbursing agent fees on the Statements of Operations, and Class A sales charges that the Funds were informed were received by EVD for the year ended January 31, 2018 were as follows:

	Short-Term Municipal Bond Fund	Intermediate- Term Municipal Bond Fund

EVM’s Sub-Transfer Agent Fees	$4,327	$2,440
EVD’s Class A Sales Charges	$1,117	$6,285

Trustees and officers of the Funds who are members of EVM’s organization receive remuneration for their services to the Funds out of the investment adviser and administration fee. Trustees of the Funds who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended January 31, 2018, no significant amounts have been deferred. Certain officers and Trustees of the Funds are officers of EVM.

4  Distribution Plans

Each Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, each Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution

34

Eaton Vance

TABS Municipal Bond Funds

January 31, 2018

Notes to Financial Statements — continued

services and facilities provided to each Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended January 31, 2018 for Class A shares amounted to the following:

	Short-Term Municipal Bond Fund	Intermediate- Term Municipal Bond Fund

Class A Distribution and Service Fees	$433,758	$131,635

Each Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, each Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Funds. For the year ended January 31, 2018, the Funds paid or accrued to EVD the following distribution fees:

	Short-Term Municipal Bond Fund	Intermediate- Term Municipal Bond Fund

Class C Distribution Fees	$462,649	$234,722

Pursuant to the Class C Plan, the Funds also make payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of the average daily net assets attributable to Class C shares. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended January 31, 2018 amounted to the following:

	Short-Term Municipal Bond Fund	Intermediate- Term Municipal Bond Fund

Class C Service Fees	$154,216	$78,241

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within one year of purchase. Class A shares of Intermediate-Term Municipal Bond Fund may be subject to a 1% CDSC if redeemed within eighteen months of purchase (depending on the circumstances of purchase). Prior to September 30, 2015, Class A shares of Short-Term Municipal Bond Fund may have been subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Effective September 30, 2015, the CDSC on Class A shares of Short-Term Municipal Bond Fund was eliminated for new share purchases. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended January 31, 2018, the Funds were informed that EVD received approximately the following amounts of CDSCs paid by Class A and Class C shareholders:

	Short-Term Municipal Bond Fund	Intermediate- Term Municipal Bond Fund

Class A	$—	$1,000
Class C	$2,000	$9,000

35

Eaton Vance

TABS Municipal Bond Funds

January 31, 2018

Notes to Financial Statements — continued

6  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, for the year ended January 31, 2018 were as follows:

Short-Term Municipal Bond Fund
	Purchases	Sales

Investments (non-U.S. Government)	$204,170,012	$287,944,348
U.S. Government and Agency Securities	28,397,031	28,013,420

	$232,567,043	$315,957,768

Intermediate-Term Municipal Bond Fund
	Purchases	Sales

Investments (non-U.S. Government)	$260,597,304	$274,874,623
U.S. Government and Agency Securities	33,166,266	32,942,040

	$293,763,570	$307,816,663

7  Shares of Beneficial Interest

Each Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Funds) and classes. Transactions in Fund shares were as follows:

Short-Term Municipal Bond Fund
	Year Ended January 31, 2018
	Class A	Class C	Class I

Sales	2,072,785	228,419	6,190,310
Issued to shareholders electing to receive payments of distributions in Fund shares	200,298	32,369	232,921
Redemptions	(7,020,764)	(1,921,389)	(8,722,242)

Net decrease	(4,747,681)	(1,660,601)	(2,299,011)

	Year Ended January 31, 2017
	Class A	Class C	Class I

Sales	7,428,502	622,062	9,112,978
Issued to shareholders electing to receive payments of distributions in Fund shares	335,864	69,669	319,899
Redemptions	(9,744,107)	(1,936,250)	(10,125,748)

Net decrease	(1,979,741)	(1,244,519)	(692,871)

36

Eaton Vance

TABS Municipal Bond Funds

January 31, 2018

Notes to Financial Statements — continued

Intermediate-Term Municipal Bond Fund
	Year Ended January 31, 2018
	Class A	Class C	Class I

Sales	785,707	340,700	11,786,693
Issued to shareholders electing to receive payments of distributions in Fund shares	50,528	13,353	271,605
Redemptions	(1,595,426)	(846,024)	(14,114,765)

Net decrease	(759,191)	(491,971)	(2,056,467)

	Year Ended January 31, 2017
	Class A	Class C	Class I

Sales	1,157,142	632,346	22,352,733
Issued to shareholders electing to receive payments of distributions in Fund shares	55,691	13,336	201,602
Redemptions	(1,391,306)	(867,156)	(14,475,311)

Net increase (decrease)	(178,473)	(221,474)	8,079,024

8  Line of Credit

The Funds participate with other portfolios and funds managed by EVM and its affiliates in a $625 million unsecured line of credit agreement with a group of banks, which is in effect through October 30, 2018. Borrowings are made by the Funds solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Funds, a Fund may be unable to borrow some or all of its requested amounts at any particular time. The Funds did not have any significant borrowings or allocated fees during the year ended January 31, 2018.

9  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

37

Eaton Vance

TABS Municipal Bond Funds

January 31, 2018

Notes to Financial Statements — continued

At January 31, 2018, the hierarchy of inputs used in valuing the Funds’ investments, which are carried at value, were as follows:

Short-Term Municipal Bond Fund
Asset Description	Level 1	Level 2	Level 3	Total

Tax-Exempt Municipal Securities	$—	$356,095,017	$—	$356,095,017
Taxable Municipal Securities	—	21,376,576	—	21,376,576

Total Investments	$—	$377,471,593	$—	$377,471,593

Intermediate-Term Municipal Bond Fund
Asset Description	Level 1	Level 2	Level 3	Total

Tax-Exempt Municipal Securities	$—	$467,297,031	$—	$467,297,031
Taxable Municipal Securities	—	8,394,191	—	8,394,191

Total Investments	$—	$475,691,222	$—	$475,691,222

The Funds held no investments or other financial instruments as of January 31, 2017 whose fair value was determined using Level 3 inputs. At January 31, 2018, there were no investments transferred between Level 1 and Level 2 during the year then ended.

38

Eaton Vance

TABS Municipal Bond Funds

January 31, 2018

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Municipals Trust II and Shareholders of Eaton Vance TABS Short-Term Municipal Bond Fund and Eaton Vance TABS Intermediate-Term Municipal Bond Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of Eaton Vance TABS Short-Term Municipal Bond Fund and Eaton Vance TABS Intermediate-Term Municipal Bond Fund (collectively, the “Funds”) (certain of the funds constituting Eaton Vance Municipals Trust II), including the portfolios of investments, as of January 31, 2018, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of January 31, 2018, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of January 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

March 21, 2018

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

39

Eaton Vance

TABS Municipal Bond Funds

January 31, 2018

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2019 will show the tax status of all distributions paid to your account in calendar year 2018. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Funds. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding exempt-interest dividends.

Exempt-Interest Dividends.  For the fiscal year ended January 31, 2018, the Funds designate the following percentages of distributions from net investment income as exempt-interest dividends:

TABS Short-Term Municipal Bond Fund	91.29%
TABS Intermediate-Term Municipal Bond Fund	96.46%

40

Eaton Vance

TABS Municipal Bond Funds

January 31, 2018

Management and Organization

Fund Management.  The Trustees of Eaton Vance Municipals Trust II (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Funds’ principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 177 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 177 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Mark R. Fetting 1954	Trustee	2011

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Directorships in the Last Five Years. None.

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012); Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000); Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995); Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989); Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

41

Eaton Vance

TABS Municipal Bond Funds

January 31, 2018

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

William H. Park 1947	Chairperson of the Board and Trustee	2016 (Chairperson) 2003 (Trustee)

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) None.

Susan J. Sutherland 1957	Trustee	2015

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Harriett Tee Taggart 1948	Trustee	2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006). Ms. Taggart has apprised the Board of Trustees that she intends to retire as a Trustee of all Eaton Vance Funds in 2018.

Directorships in the Last Five Years.(2) Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009).

Scott E. Wennerholm 1959	Trustee	2016

Trustee at Wheelock College (postsecondary institution) (since 2012). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Directorships in the Last Five Years. None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust	Officer Since(3)	Principal Occupation(s) During Past Five Years
Payson F. Swaffield 1956	President	2003	Vice President and Chief Income Investment Officer of EVM and BMR. Also Vice President of Calvert Research and Management (“CRM”).

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR. Also Vice President and officer of CRM.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President and officer of CRM.

42

Eaton Vance

TABS Municipal Bond Funds

January 31, 2018

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Officer Since(3)	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

During their respective tenures, the Trustees (except for Mmes. Frost and Sutherland and Messrs. Fetting, Gorman and Wennerholm) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); and eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).

(3)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Funds includes additional information about the Trustees and officers of the Funds and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

43

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

44

Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Offices of the Funds

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

6096    1.31.18

Eaton Vance

TABS Laddered Municipal Bond Funds

Annual Report

January 31, 2018

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. Each Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Funds nor the adviser with respect to the operation of the Funds is subject to CFTC regulation. Because of its management of other strategies, each Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report January 31, 2018

Eaton Vance

TABS Laddered Municipal Bond Funds

Management’s Discussion of Fund Performance	2

Performance and Fund Profile

TABS 1-to-10 Year Laddered Municipal Bond Fund	4
TABS 10-to-20 Year Laddered Municipal Bond Fund	6

Endnotes and Additional Disclosures	8

Fund Expenses	9

Financial Statements	11

Report of Independent Registered Public Accounting Firm	37

Federal Tax Information	38

Management and Organization	39

Important Notices	41

Eaton Vance

TABS Laddered Municipal Bond Funds

January 31, 2018

Management’s Discussion of Fund Performance1

Economic and Market Conditions

The 12-month period that began on February 1, 2017 was characterized by a significant flattening of the municipal bond yield curve and a rally in longer-term bonds that lasted for most of the period.

Long-term interest rates were relatively stable in the opening month of the period, but then drifted downward from March through July 2017 — despite the Federal Reserve Board rate hikes in March and June 2017 that put upward pressure on short-term rates. Mixed U.S. economic data, including anemic inflation, put downward pressure on long-term rates that would increase as the period wore on. In August and early September 2017, increasing geopolitical tension between the U.S. and North Korea led to a “flight to quality” that drove investors toward the perceived safety of U.S. Treasurys. As a result, long-term rates declined further as Treasury prices rallied, and through October 2017, the municipal market rallied along with Treasurys.

In November and December 2017, however, the municipal market experienced considerable volatility after the GOP- controlled House and Senate released and then passed new tax legislation. The most significant change to the municipal market was the elimination of an issuer’s ability to refinance debt prior to its call date through the issuance of advanced refunding bonds — which accounted for just under 20% of new issuance over the past 10 years. As a result, December 2017 witnessed the largest-ever one-month issuance of new municipal debt, as issuers rushed to beat the December 31, 2017 deadline for issuing advanced refunding bonds. Demand, however, outweighed supply as investors sold short-maturity bonds to buy longer maturities in anticipation of significantly lower supply going forward. The net result was rising prices on longer-term debt that drove more dramatic flattening of the yield curve in December 2017.

As the period came to a close, bond prices reversed direction. In January 2018, signs of increasing inflation, higher wage growth, and fears that the new tax legislation might overheat the economy pushed interest rates up and caused longer-term bond prices to decline.

For the 12-month period ended January 31, 2018, the Bloomberg Barclays Municipal Bond Index,2 a broad measure of the asset class, returned 3.52%. For the period as a whole, the municipal bond yield curve flattened significantly. Rates rose for AAA-rated6 bonds with maturities of one-to-11 years and declined for issues with maturities of 12-to-30 years. On a price basis, longer maturities in general outperformed shorter maturities, and lower-rated bonds generally outperformed higher-rated issues. Across the curve, municipal bonds outperformed comparable U.S. Treasurys.

Fund Performance

For the fiscal year ended January 31, 2018, Eaton Vance TABS 1-to-10 Year Laddered Municipal Bond Fund Class A shares had a total return of 1.76% at net asset value (NAV), compared with a 1.83% return for the Fund’s benchmark, the Bloomberg Barclays Short-Intermediate 1-10 Year Municipal Bond Index, during the same period. Meanwhile, Eaton Vance TABS 10-to-20 Year Laddered Municipal Bond Fund Class A shares had a total return of 5.14% at NAV during the 12-month period ended January 31, 2018, compared with a 4.51% return for the Fund’s benchmark, the Bloomberg Barclays 15 Year Municipal Bond Index, during the same period. The Indexes are unmanaged and their returns do not reflect the effect of any applicable sales charges, commissions, or expenses.

Each of the TABS Laddered Municipal Bond Funds provides rules-based, approximately equal-weighted exposure across its respective portion of the yield curve, with the objective of seeking current income exempt from regular federal income tax. Management seeks to add incremental return through active security selection and in-depth credit analysis.

During the fiscal year ended January 31, 2018, security selection was the largest contributor to performance versus their respective benchmarks for both of the TABS Laddered Municipal Bond Funds.

Credit quality also contributed to performance relative to their respective benchmarks for both Funds, while yield curve positioning detracted from relative performance for both Funds.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

TABS Laddered Municipal Bond Funds

January 31, 2018

Management’s Discussion of Fund Performance1 — continued

Fund-specific Results

For the Eaton Vance TABS 1-to-10 Year Laddered Municipal Bond Fund, yield curve positioning detracted from Fund performance versus its benchmark during the 12-month period ended January 31, 2018. The Fund, which was approximately equally weighted across the maturity ranges from 1 through 10 years, was overweight versus the benchmark in both the 1–3 year maturity range and the 8–10 year maturity range. As the municipal bond yield curve flattened during the period, rates rose and prices fell throughout the 1–10 year area of the curve, but the price declines were most pronounced in the shortest areas of the curve and less pronounced for longer maturities. The Fund’s overweight position versus the benchmark in the 1–3 year area of the curve, therefore, detracted from Fund performance relative to the benchmark while the Fund’s overweight position in the 8–10 year area of the curve helped relative Fund performance. For the period as a whole, however, the net effect of yield curve positioning was negative for Fund performance versus the benchmark.

In contrast, security selection, as noted earlier, contributed to Fund performance versus the benchmark. Credit quality helped relative performance as well. During the 12-month period ended January 31, 2018, when lower-rated bonds generally outperformed higher-rated issues, the Fund was overweight versus the benchmark in lower-quality A- and BBB-rated bonds and underweight in higher-quality AAA and AA bonds.

For the Eaton Vance TABS 10-to-20 Year Laddered Municipal Bond Fund, security selection helped Fund performance versus the benchmark during the 12-month period ended January 31, 2018. Credit quality also contributed to relative performance, as the Fund was overweight versus its benchmark in lower-quality, better-performing A- and BBB- rated bonds and underweight in weaker-performing AA issues. Duration,7 or interest rate sensitivity, helped relative results as well. The Fund had a slightly longer duration than its benchmark during the 12-month period ended January 31, 2018 when interest rates declined and prices rose for bonds with about 12 to 30 years remaining to maturity — and the Fund’s longer duration amplified exposure to longer maturities with better price performance and higher interest income.

In contrast, yield curve positioning detracted from Fund performance versus the benchmark. The Fund was approximately equally weighted throughout the 10–20 year part of the curve, whereas the benchmark held only bonds with maturities between 12 and 17 years. The Fund’s holdings in maturities shorter than 12 years underperformed the benchmark while the Fund’s holdings in maturities longer than 17 years performed approximately in line with the benchmark. As a result, the net effect of the Fund’s yield curve positioning was negative for Fund performance versus the benchmark.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

TABS 1-to-10 Year Laddered Municipal Bond Fund

January 31, 2018

Performance2,3

Portfolio Managers James H. Evans, CFA, Brian C. Barney, CFA and Devin J. Cooch, CFA

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Since Inception
Class A at NAV	05/04/2015	05/04/2015	1.76%	—	1.76%
Class A with 4.75% Maximum Sales Charge	—	—	–3.03	—	–0.03
Class C at NAV	05/04/2015	05/04/2015	1.00	—	1.00
Class C with 1% Maximum Sales Charge	—	—	0.00	—	1.00
Class I at NAV	05/04/2015	05/04/2015	2.03	—	2.06
Bloomberg Barclays Short-Intermediate 1-10 Year Municipal Bond Index	—	—	1.83%	1.65%	1.50%

% Total Annual Operating Expense Ratios[4]			Class A	Class C	Class I
Gross			0.96%	1.71%	0.71%
Net			0.65	1.40	0.40

% Distribution Rates/Yields[5]			Class A	Class C	Class I
Distribution Rate			1.32%	0.56%	1.57%
SEC 30-day Yield – Subsidized			1.31	0.62	1.62
SEC 30-day Yield – Unsubsidized			0.75	–0.09	0.95

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	05/04/2015	$10,278	N.A.
Class I	$250,000	05/04/2015	$264,375	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

4

Eaton Vance

TABS 1-to-10 Year Laddered Municipal Bond Fund

January 31, 2018

Fund Profile

Credit Quality (% of total investments)6

See Endnotes and Additional Disclosures in this report.

5

Eaton Vance

TABS 10-to-20 Year Laddered Municipal Bond Fund

January 31, 2018

Performance2,3

Portfolio Managers James H. Evans, CFA, Brian C. Barney, CFA and Christopher J. Harshman, CFA

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Since Inception
Class A at NAV	05/04/2015	05/04/2015	5.14%	—	4.46%
Class A with 4.75% Maximum Sales Charge	—	—	0.16	—	2.62
Class C at NAV	05/04/2015	05/04/2015	4.35	—	3.70
Class C with 1% Maximum Sales Charge	—	—	3.35	—	3.70
Class I at NAV	05/04/2015	05/04/2015	5.30	—	4.73
Bloomberg Barclays 15 Year Municipal Bond Index	—	—	4.51%	3.37%	3.40%

% Total Annual Operating Expense Ratios[4]			Class A	Class C	Class I
Gross			2.15%	2.90%	1.90%
Net			0.65	1.40	0.40

% Distribution Rates/Yields[5]			Class A	Class C	Class I
Distribution Rate			2.45%	1.66%	2.70%
SEC 30-day Yield – Subsidized			2.04	1.37	2.40
SEC 30-day Yield – Unsubsidized			0.70	–0.20	0.84

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	05/04/2015	$11,051	N.A.
Class I	$250,000	05/04/2015	$283,839	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

6

Eaton Vance

TABS 10-to-20 Year Laddered Municipal Bond Fund

January 31, 2018

Fund Profile

Credit Quality (% of total investments)6

See Endnotes and Additional Disclosures in this report.

7

Eaton Vance

TABS Laddered Municipal Bond Funds

January 31, 2018

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

Bloomberg Barclays Municipal Bond Index is an unmanaged index of municipal bonds traded in the U.S. Bloomberg Barclays Short- Intermediate 1-10 Year Municipal Bond Index is an unmanaged index of municipal bonds traded in the U.S. with maturities ranging from 1-10 years. Bloomberg Barclays 15 Year Municipal Bond Index is an unmanaged index of municipal bonds traded in the U.S. with maturities ranging from 12-17 years. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charges reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.

[4]

Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 5/31/18. Without the reimbursement, performance would have been lower. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]

The Distribution Rate is based on the Fund’s last regular distribution per share in the period (annualized) divided by the Fund’s NAV at the end of the period. The Fund’s distributions may be comprised of amounts characterized for federal income tax purposes as tax-exempt income, qualified and non-qualified ordinary dividends, capital gains and nondividend distributions, also known as return of capital. The Fund will determine the federal income tax character of distributions paid to a shareholder after the end of the calendar year. This is reported on the IRS form 1099-DIV and provided to the shareholder shortly after each year- end. The Fund’s distributions are determined by the investment adviser based on its current assessment of the Fund’s long-term return potential. As portfolio and market conditions change, the rate of distributions paid by the Fund could change. SEC Yield is a standardized measure based on the estimated yield to maturity of a fund’s investments over a 30-day period and is based on the maximum offer price at the date specified. The SEC Yield is not based on the distributions made by the Fund, which may differ. Subsidized yield reflects the effect of fee waivers and expense reimbursements.

[6]

Ratings are based on Moody’s, S&P or Fitch, as applicable. If securities are rated differently by the ratings agencies, the highest rating is applied. Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by S&P or Fitch (Baa or higher by Moody’s) are considered to be investment- grade quality. Credit ratings are based largely on the ratings agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. Holdings designated as “Not Rated” are not rated by the national ratings agencies stated above.

[7]

Duration is a measure of the expected change in price of a bond — in percentage terms — given a one percent change in interest rates, all else being constant. Securities with lower durations tend to be less sensitive to interest rate changes.

Fund profile subject to change due to active management.

8

Eaton Vance

TABS Laddered Municipal Bond Funds

January 31, 2018

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2017 – January 31, 2018).

Actual Expenses:  The first section of each table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of each table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in each table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

Eaton Vance TABS 1-to-10 Year Laddered Municipal Bond Fund

	Beginning Account Value (8/1/17)	Ending Account Value (1/31/18)	Expenses Paid During Period* (8/1/17 – 1/31/18)		Annualized Expense Ratio

Actual
Class A	$1,000.00	$989.80	$3.26	**	0.65%
Class C	$1,000.00	$986.10	$7.01	**	1.40%
Class I	$1,000.00	$991.10	$2.01	**	0.40%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,021.90	$3.31	**	0.65%
Class C	$1,000.00	$1,018.10	$7.12	**	1.40%
Class I	$1,000.00	$1,023.20	$2.04	**	0.40%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on July 31, 2017.

**	Absent an allocation of certain expenses to an affiliate, expenses would be higher.

9

Eaton Vance

TABS Laddered Municipal Bond Funds

January 31, 2018

Fund Expenses — continued

Eaton Vance TABS 10-to-20 Year Laddered Municipal Bond Fund

	Beginning Account Value (8/1/17)	Ending Account Value (1/31/18)	Expenses Paid During Period* (8/1/17 – 1/31/18)		Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,004.40	$3.28	**	0.65%
Class C	$1,000.00	$1,000.60	$7.06	**	1.40%
Class I	$1,000.00	$1,004.70	$2.02	**	0.40%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,021.90	$3.31	**	0.65%
Class C	$1,000.00	$1,018.10	$7.12	**	1.40%
Class I	$1,000.00	$1,023.20	$2.04	**	0.40%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on July 31, 2017.

**	Absent an allocation of certain expenses to an affiliate, expenses would be higher.

10

Eaton Vance

TABS 1-to-10 Year Laddered Municipal Bond Fund

January 31, 2018

Portfolio of Investments

Tax-Exempt Investments — 95.7%

Security	Principal Amount (000’s omitted)	Value

Bond Bank — 0.5%
Carmel Local Public Improvement Bond Bank, IN, 5.00%, 6/1/23	$200	$228,990
North Dakota Public Finance Authority, 5.00%, 10/1/19	35	36,922
Oklahoma Water Resources Board, 5.00%, 4/1/19	25	26,035

		$291,947

Education — 5.0%
Kershaw County Public Schools Foundation, SC, 5.00%, 12/1/18	$50	$51,291
Kershaw County Public Schools Foundation, SC, 5.00%, 12/1/19	100	106,089
Kershaw County Public Schools Foundation, SC, 5.00%, 12/1/23	250	286,332
New Hope Cultural Education Facilities Finance Corp., TX, (Texas A&M University - Cain Hall Redevelopment), 5.00%, 4/1/26	200	235,256
New York Dormitory Authority, (Icahn School of Medicine at Mount Sinai), 5.00%, 7/1/23	60	68,562
Red River Education Financing Corp., TX, (Texas Christian University), 4.00%, 3/15/18	145	145,465
Red River Education Financing Corp., TX, (Texas Christian University), 5.00%, 3/15/19	145	150,726
Red River Education Financing Corp., TX, (Texas Christian University), 5.00%, 3/15/22	165	184,963
Red River Education Financing Corp., TX, (Texas Christian University), 5.00%, 3/15/25	120	141,162
Red River Education Financing Corp., TX, (Texas Christian University), 5.00%, 3/15/26	150	178,613
Southcentral Pennsylvania General Authority, (York College of Pennsylvania), 5.00%, 11/1/18	200	205,042
Southcentral Pennsylvania General Authority, (York College of Pennsylvania), 5.00%, 11/1/24	250	287,905
UCF Stadium Corp., FL, 5.00%, 3/1/20	150	159,789
UCF Stadium Corp., FL, 5.00%, 3/1/21	150	163,706
UCF Stadium Corp., FL, 5.00%, 3/1/22	250	278,828
UCF Stadium Corp., FL, 5.00%, 3/1/23	250	284,242
West Clark 2000 School Building Corp., IN, 5.00%, 7/15/21	100	110,030
West Clark 2000 School Building Corp., IN, 5.00%, 1/15/23	100	113,020

		$3,151,021

Electric Utilities — 2.4%
Redding Joint Powers Financing Authority, CA, Electric System Revenue, 4.00%, 6/1/23	$175	$190,666
San Antonio, TX, Electric and Gas Systems, 3.00% to 12/1/19 (Put Date), 12/1/45	225	230,287

Security	Principal Amount (000’s omitted)	Value

Electric Utilities (continued)
San Antonio, TX, Electric and Gas Systems, 3.00% to 12/1/20 (Put Date), 12/1/45	$250	$256,495
Springfield, IL, Electric System Revenue, 5.00%, 3/1/19	250	258,710
Springfield, IL, Electric System Revenue, 5.00%, 3/1/20	50	53,105
Springfield, IL, Electric System Revenue, 5.00%, 3/1/21	200	217,398
Springfield, IL, Electric System Revenue, 5.00%, 3/1/25	250	287,000

		$1,493,661

Escrowed / Prerefunded — 0.4%
Revere Local School District, OH, Prerefunded to 6/1/22, 5.00%, 12/1/27	$200	$227,080

		$227,080

General Obligations — 32.4%
Boulder Valley School District No. Re-2, CO, 4.00%, 12/1/23	$250	$278,110
Burleson Independent School District, TX, (PSF Guaranteed), 5.00%, 8/1/26	150	178,225
California, 4.00%, 8/1/27	305	342,061
Campton Township, IL, 5.00%, 12/15/19	75	79,648
Campton Township, IL, 5.00%, 12/15/22	200	224,540
Campton Township, IL, 5.00%, 12/15/23	105	119,552
Cedar Hill Independent School District, TX, (PSF Guaranteed), 0.00%, 8/15/22	100	91,286
Columbus, OH, 4.00%, 8/15/27	500	552,670
Conroe Independent School District, TX, (PSF Guaranteed), 3.00%, 2/15/18	75	75,048
Cook and DuPage Counties Township High School District No. 210, IL, 4.00%, 1/1/20	100	104,081
Cook and DuPage Counties Township High School District No. 210, IL, 4.00%, 1/1/21	250	263,935
Decatur City Board of Education, AL, 4.00%, 2/1/18	50	50,000
Decatur City Board of Education, AL, 5.00%, 2/1/24	50	57,523
Decatur City Board of Education, AL, 5.00%, 2/1/25	50	58,223
Decatur, IL, 5.00%, 3/1/20	100	105,536
Douglas County, NE, 3.75%, 12/15/27	555	585,059
Eagle-Vail Metropolitan District, CO, 3.00%, 12/1/20	75	77,472
Eagle-Vail Metropolitan District, CO, 3.00%, 12/1/21	35	36,376
Eagle-Vail Metropolitan District, CO, 3.00%, 12/1/22	50	52,103
Eagle-Vail Metropolitan District, CO, 4.00%, 12/1/23	50	54,813
Eagle-Vail Metropolitan District, CO, 4.00%, 12/1/24	25	27,605
Eagle-Vail Metropolitan District, CO, 4.00%, 12/1/25	75	83,123
Eagle-Vail Metropolitan District, CO, 4.00%, 12/1/26	100	111,147
Eagle-Vail Metropolitan District, CO, 4.00%, 12/1/27	50	55,715
Eagle-Vail Metropolitan District, CO, 4.00%, 12/1/28	135	149,691
Eaton Community City School District, OH, 4.00%, 12/1/21	100	107,529

11	See Notes to Financial Statements.

Eaton Vance

TABS 1-to-10 Year Laddered Municipal Bond Fund

January 31, 2018

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

General Obligations (continued)
Eaton Community City School District, OH, 4.00%, 12/1/22	$100	$108,826
Elgin, IL, 4.00%, 12/15/18	275	281,130
Grand Blanc Community Schools, MI, 4.00%, 5/1/27	455	483,838
Grosse Pointe Public School System, MI, 5.00%, 5/1/22	500	558,610
Grosse Pointe Public School System, MI, 5.00%, 5/1/23	500	567,945
Harris County Improvement District No. 18, TX, 4.00%, 9/1/21	165	176,345
Johnson County Unified School District No. 233, KS, 5.00%, 9/1/20	250	271,135
Joshua Independent School District, TX, (PSF Guaranteed), 4.00%, 8/15/24	55	61,173
Karnes City Independent School District, TX, (PSF Guaranteed), 3.50%, 8/15/25	200	201,870
Kauai County, HI, 5.00%, 8/1/28	150	180,964
Lake County Community College District No. 532, IL, 4.00%, 6/1/19	35	36,139
Lake County Community Consolidated School District No. 50, IL, 5.00%, 1/1/21	85	92,257
Lake County Community Consolidated School District No. 50, IL, Escrowed to Maturity, 5.00%, 1/1/21	165	180,315
Lake County Forest Preserve District, IL, 3.00%, 12/15/19	55	56,412
Lakeland, FL, 5.00%, 10/1/19	50	52,847
Lakeland, FL, 5.00%, 10/1/21	50	55,497
Lakeland, FL, 5.00%, 10/1/22	100	113,293
Lakeland, FL, 5.00%, 10/1/24	50	58,464
Laredo, TX, 4.00%, 2/15/19	180	184,570
Laredo, TX, 5.00%, 2/15/20	300	319,914
Laredo, TX, 5.00%, 2/15/21	300	328,239
Laredo, TX, 5.00%, 2/15/26	250	294,647
Laredo, TX, 5.00%, 2/15/28	250	295,610
Lewisville Independent School District, TX, (PSF Guaranteed), 4.00%, 8/15/27	500	552,670
Little Rock School District, AR, 3.00%, 2/1/23	100	102,425
Little Rock School District, AR, 3.00%, 2/1/24	250	255,405
Little Rock School District, AR, 3.00%, 2/1/25	250	254,095
Macomb County, MI, 4.00%, 5/1/23	50	54,644
McLean County Public Building Commission, IL, 5.00%, 12/1/22	250	285,105
Mesquite Independent School District, TX, (PSF Guaranteed), 0.00%, 8/15/20	50	47,899
Mesquite Independent School District, TX, (PSF Guaranteed), Series 2015C, 0.00%, 8/15/18	50	49,641
Mesquite Independent School District, TX, (PSF Guaranteed), Series 2015C, 0.00%, 8/15/19	50	48,828
Mesquite Independent School District, TX, (PSF Guaranteed), Series 2017A, 0.00%, 8/15/18	255	252,988
Mesquite Independent School District, TX, (PSF Guaranteed), Series 2017A, 0.00%, 8/15/19	150	146,113

Security	Principal Amount (000’s omitted)	Value

General Obligations (continued)
Miami-Dade County School District, FL, 5.00%, 3/15/18	$150	$150,678
Miami-Dade County School District, FL, 5.00%, 3/15/19	150	156,009
Mobile, AL, 5.00%, 2/15/20	500	532,880
New York, NY, 1.81%, (SIFMA + 0.65%), 2/15/19(1)	100	100,228
New York, NY, 1.86%, (SIFMA + 0.70%), 2/15/20(1)	100	100,406
Novi Community School District, MI, 5.00%, 5/1/19	250	261,180
Novi Community School District, MI, 5.00%, 5/1/20	250	267,765
Novi Community School District, MI, 5.00%, 5/1/21	250	274,867
Oak Ridge, TN, 3.00%, 6/1/28	350	353,675
Palisades School District, PA, 4.00%, 9/1/18	30	30,460
Pendergast Elementary School District No. 92, AZ, 3.00%, 7/1/21	50	51,675
Pflugerville, TX, 5.00%, 8/1/25	120	141,743
Pflugerville, TX, 5.00%, 8/1/28	190	227,449
Pleasant Prairie, WI, 2.00%, 9/1/23	250	244,912
Romulus, MI, 4.00%, 11/1/22	225	243,472
Romulus, MI, 4.00%, 11/1/23	245	267,435
Romulus, MI, 4.00%, 11/1/24	270	296,754
Romulus, MI, 4.00%, 11/1/25	220	242,616
Romulus, MI, 4.00%, 11/1/26	255	279,146
Romulus, MI, 4.00%, 11/1/27	230	250,265
Romulus, MI, 4.00%, 11/1/28	250	270,032
Schaumburg, IL, 4.00%, 12/1/19	40	41,717
Scotts Bluff County School District 0016, NE, (Gering Public Schools), 5.00%, 12/1/24	305	341,801
Scotts Bluff County School District 0016, NE, (Gering Public Schools), 5.00%, 12/1/25	120	134,374
Scotts Bluff County School District 0016, NE, (Gering Public Schools), 5.00%, 12/1/26	115	128,523
Scotts Bluff County School District 0016, NE, (Gering Public Schools), 5.00%, 12/1/27	170	189,841
Somerset County, NJ, 2.00%, 7/15/19	150	151,224
South Carolina, 2.00%, 4/1/24	250	247,700
Spring Independent School District, TX, 5.00%, 8/15/26	535	635,874
Spring Independent School District, TX, 5.00%, 8/15/27	500	589,650
St. Tammany Parish Wide School District No. 12, LA, 3.00%, 3/1/20	150	153,720
St. Tammany Parish Wide School District No. 12, LA, 4.00%, 3/1/21	150	159,519
St. Tammany Parish Wide School District No. 12, LA, 5.00%, 3/1/26	100	118,107
Toms River, NJ, 4.00%, 12/1/20	100	106,100
Toms River, NJ, 4.00%, 12/1/21	200	215,366
Toms River, NJ, 4.00%, 12/1/22	325	353,840
Vistancia Community Facilities District, AZ, 4.00%, 7/15/18	30	30,344
Vistancia Community Facilities District, AZ, 5.00%, 7/15/19	30	31,468

12	See Notes to Financial Statements.

Eaton Vance

TABS 1-to-10 Year Laddered Municipal Bond Fund

January 31, 2018

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

General Obligations (continued)
Vistancia Community Facilities District, AZ, 5.00%, 7/15/20	$30	$32,383
Vistancia Community Facilities District, AZ, 5.00%, 7/15/21	65	69,952
Weatherford Independent School District, TX, (PSF Guaranteed), 0.00%, 2/15/23	400	359,340
Weatherford Independent School District, TX, (PSF Guaranteed), 0.00%, 2/15/24	135	118,016
Weehawken Township Board of Education, NJ, 3.00%, 7/15/25	250	260,352
Will County, IL, 4.00%, 11/15/19	30	31,262
Winnebago County, IL, 5.00%, 12/30/20	100	108,648

		$20,283,692

Hospital — 8.2%
Berks County Industrial Development Authority, PA, (Tower Health), 5.00%, 11/1/23	$100	$113,934
Berks County Industrial Development Authority, PA, (Tower Health), 5.00%, 11/1/24	100	115,162
Berks County Industrial Development Authority, PA, (Tower Health), 5.00%, 11/1/25	100	115,977
Berks County Industrial Development Authority, PA, (Tower Health), 5.00%, 11/1/28	250	288,547
Colorado Health Facilities Authority, (Parkview Medical Center), 3.00%, 9/1/21	100	103,368
Colorado Health Facilities Authority, (Vail Valley Medical Center), 4.00%, 1/15/22	30	32,165
Colorado Health Facilities Authority, (Vail Valley Medical Center), 4.00%, 1/15/25	25	27,443
Colorado Health Facilities Authority, (Vail Valley Medical Center), 5.00%, 1/15/23	25	28,259
Geisinger Authority, PA, (Geisinger Health System), 5.00%, 2/15/27	300	355,314
Lexington County Health Services District, Inc., SC, 5.00%, 11/1/19	250	263,870
Lexington County Health Services District, Inc., SC, 5.00%, 11/1/20	250	270,993
Lexington County Health Services District, Inc., SC, 5.00%, 11/1/21	250	277,130
Lexington County Health Services District, Inc., SC, 5.00%, 11/1/28	500	589,505
Massachusetts Development Finance Agency, (Berkshire Retirement Community, Inc.), 3.00%, 7/1/18	100	100,811
Massachusetts Development Finance Agency, (Berkshire Retirement Community, Inc.), 4.00%, 7/1/19	25	25,978
Monroeville Finance Authority, PA, (UPMC), 5.00%, 2/15/21	50	54,629
New Jersey Health Care Facilities Financing Authority, (Princeton HealthCare System), 5.00%, 7/1/26	250	292,602
Northampton County General Purpose Authority, PA, (St. Luke’s University Health Network), 5.00%, 8/15/23	60	68,275

Security	Principal Amount (000’s omitted)	Value

Hospital (continued)
Northampton County General Purpose Authority, PA, (St. Luke’s University Health Network), 5.00%, 8/15/24	$85	$97,973
Northampton County General Purpose Authority, PA, (St. Luke’s University Health Network), 5.00%, 8/15/25	30	34,876
Northampton County General Purpose Authority, PA, (St. Luke’s University Health Network), 5.00%, 8/15/26	85	99,321
Northampton County General Purpose Authority, PA, (St. Luke’s University Health Network), 5.00%, 8/15/28	250	285,773
Oregon Facilities Authority, (Legacy Health), 4.125%, 5/1/19	30	30,916
Royal Oak Hospital Finance Authority, MI, (William Beaumont Hospital), 5.00%, 9/1/23	35	40,139
San Diego County, CA, (Sanford Burnham Prebys Medical Discovery Institute), 5.00%, 11/1/24	65	76,130
San Diego County, CA, (Sanford Burnham Prebys Medical Discovery Institute), 5.00%, 11/1/25	35	41,397
Southcentral Pennsylvania General Authority, (Hanover Hospital, Inc.), 4.00%, 12/1/18	180	182,693
Southcentral Pennsylvania General Authority, (Hanover Hospital, Inc.), 4.00%, 12/1/19	100	103,119
Southcentral Pennsylvania General Authority, (Hanover Hospital, Inc.), 5.00%, 12/1/20	235	252,016
Southcentral Pennsylvania General Authority, (Hanover Hospital, Inc.), 5.00%, 12/1/21	150	164,072
Southcentral Pennsylvania General Authority, (Hanover Hospital, Inc.), 5.00%, 12/1/22	200	222,130
Vermont Educational and Health Buildings Financing Agency, (University of Vermont Medical Center), 4.00%, 12/1/19	200	207,958
Vermont Educational and Health Buildings Financing Agency, (University of Vermont Medical Center), 5.00%, 12/1/21	150	166,229

		$5,128,704

Housing — 6.7%
New York City Housing Development Corp., NY, 1.40%, 5/1/19	$200	$199,728
New York City Housing Development Corp., NY, 1.55%, 11/1/19	405	404,721
New York City Housing Development Corp., NY, 1.70%, 11/1/20	300	299,757
New York City Housing Development Corp., NY, 1.75%, 5/1/21	135	134,660
New York City Housing Development Corp., NY, 1.80%, 11/1/21	465	463,991
New York City Housing Development Corp., NY, 1.85%, 5/1/22	375	373,777
New York City Housing Development Corp., NY, 1.90%, 11/1/22	430	428,443

13	See Notes to Financial Statements.

Eaton Vance

TABS 1-to-10 Year Laddered Municipal Bond Fund

January 31, 2018

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Housing (continued)
New York City Housing Development Corp., NY, 2.00%, 5/1/23	$370	$367,802
New York City Housing Development Corp., NY, 2.20%, 11/1/24	395	390,584
New York City Housing Development Corp., NY, 2.75%, 11/1/28	1,000	965,790
Virginia Housing Development Authority, 2.40%, 5/1/26	200	202,932

		$4,232,185

Insured – Education — 0.1%
Oil City Area School District, PA, (BAM), 4.00%, 11/15/18	$25	$25,512
Oil City Area School District, PA, (BAM), 5.00%, 11/15/19	25	26,513

		$52,025

Insured – Escrowed / Prerefunded — 0.2%
Rhode Island Economic Development Corp., (Department of Transportation), (AGC), Escrowed to Maturity, 5.25%, 6/15/19	$100	$105,104

		$105,104

Insured – General Obligations — 10.0%
Albertville, AL, (BAM), 4.00%, 6/1/27	$250	$265,187
Albertville, AL, (BAM), 4.00%, 6/1/28	250	263,925
Burlington, VT, (BAM), 2.00%, 11/1/19	200	201,060
Burlington, VT, (BAM), 2.00%, 11/1/20	200	201,066
Burlington, VT, (BAM), 2.00%, 11/1/21	100	100,215
Burlington, VT, (BAM), 5.00%, 11/1/23	100	115,094
Burlington, VT, (BAM), 5.00%, 11/1/24	100	116,782
Cave Creek Unified School District No. 93, Maricopa County, AZ, (BAM), 5.25%, 7/1/23	50	57,826
Central Greene School District, PA, (BAM), 5.00%, 2/15/18	25	25,033
Central Greene School District, PA, (BAM), 5.00%, 2/15/19	200	207,316
Collin County Municipal Utility District No. 1, TX, (AGM), 2.50%, 2/15/27	220	208,437
Collin County Municipal Utility District No. 1, TX, (AGM), 2.75%, 2/15/28	335	319,590
Community College District No. 511, IL, (Rock Valley College), (AGM), 5.00%, 1/1/21	500	541,360
Community College District No. 511, IL, (Rock Valley College), (AGM), 5.00%, 1/1/22	500	552,215
Fort Bend County Municipal Utility District No. 128, TX, (BAM), 2.00%, 9/1/21	375	375,386
Fort Bend County Municipal Utility District No. 128, TX, (BAM), 3.00%, 9/1/23	375	388,271
Fort Bend County Municipal Utility District No. 128, TX, (BAM), 3.00%, 9/1/24	275	283,629

Security	Principal Amount (000’s omitted)	Value

Insured – General Obligations (continued)
Fort Bend County Municipal Utility District No. 128, TX, (BAM), 3.00%, 9/1/26	$375	$378,799
Iredell County, NC, (AGM), 5.00%, 6/1/18	30	30,363
New Britain, CT, (BAM), 5.00%, 3/1/23	150	170,082
New Britain, CT, (BAM), 5.00%, 3/1/24	150	172,489
New Britain, CT, (BAM), 5.00%, 3/1/25	145	168,592
New Britain, CT, (BAM), Escrowed to Maturity, 5.00%, 3/1/25	5	5,957
Peoria Unified School District No. 11, Maricopa County, AZ, (AGM), 5.00%, 7/1/24	85	98,997
Pine-Richland School District, PA, (AGM), 5.00%, 9/1/19	220	231,909
Pocono Mountain School District, PA, (AGM), 4.00%, 9/1/25	250	275,202
Sienna Plantation Levee Improvement District of Fort Bend County, TX, (AGM), 3.00%, 9/1/18	50	50,458
Sienna Plantation Levee Improvement District of Fort Bend County, TX, (AGM), 3.00%, 9/1/19	50	51,009
Sienna Plantation Levee Improvement District of Fort Bend County, TX, (AGM), 3.00%, 9/1/20	50	51,442
Sienna Plantation Levee Improvement District of Fort Bend County, TX, (AGM), 3.00%, 9/1/21	50	51,719
Tunkhannock Area School District, PA, (BAM), 2.00%, 1/15/19	100	100,405
Tunkhannock Area School District, PA, (BAM), 2.00%, 1/15/20	100	100,458
Tunkhannock Area School District, PA, (BAM), 2.00%, 1/15/21	100	100,343

		$6,260,616

Insured – Hospital — 0.5%
Allegheny County Hospital Development Authority, PA, (UPMC Health System), (NPFG), 6.00%, 7/1/26	$250	$312,573

		$312,573

Insured – Lease Revenue / Certificates of Participation — 1.0%
Highlands County School Board, FL, (BAM), 5.00%, 3/1/20	$250	$265,048
Highlands County School Board, FL, (BAM), 5.00%, 3/1/21	70	75,980
Highlands County School Board, FL, (BAM), 5.00%, 3/1/22	100	110,252
Highlands County School Board, FL, (BAM), 5.00%, 3/1/26	180	209,160

		$660,440

Insured – Special Tax Revenue — 1.4%
Denton County Fresh Water Supply District No. 6, TX, Special Tax Revenue, (BAM), 4.00%, 2/15/18	$175	$175,154
Denton County Fresh Water Supply District No. 6, TX, Special Tax Revenue, (BAM), 4.00%, 2/15/19	175	179,170

14	See Notes to Financial Statements.

Eaton Vance

TABS 1-to-10 Year Laddered Municipal Bond Fund

January 31, 2018

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Insured – Special Tax Revenue (continued)
Denton County Fresh Water Supply District No. 6, TX, Special Tax Revenue, (BAM), 4.00%, 2/15/25	$240	$256,375
Denton County Fresh Water Supply District No. 6, TX, Special Tax Revenue, (BAM), 4.00%, 2/15/26	200	211,948
Successor Agency to Riverside County Redevelopment Agency, CA, (AGM), 5.00%, 10/1/24	50	58,972

		$881,619

Insured – Water and Sewer — 1.3%
Beaumont, TX, Waterworks and Sewer System Revenue, (BAM), 2.00%, 9/1/18	$25	$25,072
Beaumont, TX, Waterworks and Sewer System Revenue, (BAM), 3.00%, 9/1/22	25	26,000
Fort Bend County Municipal Utility District No. 35, TX, (AGM), 3.00%, 9/1/18	150	151,242
Fort Bend County Municipal Utility District No. 35, TX, (AGM), 3.00%, 9/1/20	150	153,411
Fort Bend County Municipal Utility District No. 35, TX, (AGM), 3.00%, 9/1/22	150	154,407
Jeffersonville, IN, Sewage Works Revenue, (BAM), 5.00%, 1/1/28	250	295,892

		$806,024

Lease Revenue / Certificates of Participation — 3.0%
Highlands County School Board, FL, 5.00%, 3/1/18	$50	$50,139
Highlands County School Board, FL, 5.00%, 3/1/19	150	155,341
Miami-Dade County School Board, FL, 5.00%, 2/1/20	200	212,622
Miami-Dade County School Board, FL, 5.00%, 2/1/24	300	343,686
Miami-Dade County School Board, FL, 5.00%, 2/1/25	200	232,054
New Jersey Economic Development Authority, (School Facilities Construction), 5.00%, 9/1/23	100	106,509
Ohio Department of Administrative Services, (State Taxation Accounting and Revenue System), 5.00%, 3/1/25	100	111,448
Palm Beach County School Board, FL, 5.00%, 8/1/21	125	138,499
South Dakota Building Authority, 5.00%, 6/1/25	85	100,210
St. Charles County Public Water Supply District No. 2, MO, 3.00%, 12/1/24	150	154,911
St. Charles County Public Water Supply District No. 2, MO, 3.00%, 12/1/25	250	256,337
Thompson School District No. R2-J, Larimer, Weld and Boulder Counties, CO, 5.00%, 12/1/19	25	26,504

		$1,888,260

Other Revenue — 4.2%
Citizens Property Insurance Corp., FL, 5.00%, 6/1/22	$100	$111,437
CIVICVentures, AK, (Anchorage Convention Center), 4.00%, 9/1/20	200	209,700

Security	Principal Amount (000’s omitted)	Value

Other Revenue (continued)
Fulton County Development Authority, GA, (Robert W. Woodruff Arts Center, Inc.), 5.00%, 3/15/24	$150	$171,428
Myrtle Beach, SC, Limited Obligation Bonds, 4.00%, 6/1/19	210	216,972
Myrtle Beach, SC, Limited Obligation Bonds, 5.00%, 4/1/25	235	272,807
Myrtle Beach, SC, Limited Obligation Bonds, 5.00%, 6/1/25	230	267,451
Sampson County, NC, Limited Obligation Bonds, 3.00%, 3/1/18	200	200,256
Sampson County, NC, Limited Obligation Bonds, 3.00%, 9/1/18	395	398,523
Sampson County, NC, Limited Obligation Bonds, 5.00%, 9/1/28	250	297,552
West Virginia School Building Authority, Lottery Revenue, 5.00%, 7/1/22	100	112,883
West Virginia School Building Authority, Lottery Revenue, 5.00%, 7/1/23	100	114,987
West Virginia School Building Authority, Lottery Revenue, 5.00%, 7/1/24	100	116,793
West Virginia School Building Authority, Lottery Revenue, 5.00%, 7/1/25	100	118,081

		$2,608,870

Senior Living / Life Care — 2.7%
Alexandria Industrial Development Authority, VA, (Goodwin House, Inc.), 4.00%, 10/1/19	$50	$51,895
Alexandria Industrial Development Authority, VA, (Goodwin House, Inc.), 4.00%, 10/1/20	50	52,754
Alexandria Industrial Development Authority, VA, (Goodwin House, Inc.), 5.00%, 10/1/22	50	56,266
Buffalo and Erie County Industrial Land Development Corp., NY, (Orchard Park CCRC, Inc.), 5.00%, 11/15/24	60	69,632
Buffalo and Erie County Industrial Land Development Corp., NY, (Orchard Park CCRC, Inc.), 5.00%, 11/15/25	60	69,950
California Statewide Communities Development Authority, (American Baptist Homes of the West), 5.00%, 10/1/21	50	55,516
California Statewide Communities Development Authority, (American Baptist Homes of the West), 5.00%, 10/1/23	100	114,602
Illinois Finance Authority, (Presbyterian Homes Obligated Group), 5.00%, 11/1/24	90	104,371
Multnomah County Hospital Facilities Authority, OR, (Terwilliger Plaza, Inc.), 4.00%, 12/1/23	55	60,325
Multnomah County Hospital Facilities Authority, OR, (Terwilliger Plaza, Inc.), 5.00%, 12/1/24	100	116,493
Multnomah County Hospital Facilities Authority, OR, (Terwilliger Plaza, Inc.), 5.00%, 12/1/26	25	29,426
New Hope Cultural Education Facilities Finance Corp., TX, (Westminster), 3.00%, 11/1/19	50	50,776
New Hope Cultural Education Facilities Finance Corp., TX, (Westminster), 5.00%, 11/1/23	75	84,463

15	See Notes to Financial Statements.

Eaton Vance

TABS 1-to-10 Year Laddered Municipal Bond Fund

January 31, 2018

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Senior Living / Life Care (continued)
New Hope Cultural Education Facilities Finance Corp., TX, (Westminster), 5.00%, 11/1/26	$50	$56,456
North Carolina Medical Care Commission, (United Methodist Retirement Homes), 5.00%, 10/1/22	150	167,880
Orange County, FL, Health Facilities Authority, (Presbyterian Retirement Communities), 4.00%, 8/1/24	50	54,409
Sarasota County Health Facilities Authority, FL, (Village on the Isle), 4.00%, 1/1/19	100	102,039
Sarasota County Health Facilities Authority, FL, (Village on the Isle), 4.00%, 1/1/20	100	103,908
Wisconsin Health and Educational Facilities Authority, (Saint John’s Communities, Inc.), 3.00%, 9/15/18	30	30,274
Wisconsin Health and Educational Facilities Authority, (Saint John’s Communities, Inc.), 4.00%, 9/15/19	100	103,559
Wisconsin Health and Educational Facilities Authority, (Saint John’s Communities, Inc.), 4.00%, 9/15/21	50	53,149
Wisconsin Health and Educational Facilities Authority, (Saint John’s Communities, Inc.), 4.00%, 9/15/23	25	26,626
Wisconsin Health and Educational Facilities Authority, (Saint John’s Communities, Inc.), 4.00%, 9/15/24	50	52,760

		$1,667,529

Special Tax Revenue — 4.4%
Baltimore, MD, Special Tax Obligation, 4.00%, 6/15/18	$50	$50,469
Cuyahoga County, OH, Excise Tax Revenue, 5.00%, 12/1/18	200	205,752
Cuyahoga County, OH, Excise Tax Revenue, 5.00%, 12/1/21	200	222,014
Cuyahoga County, OH, Excise Tax Revenue, 5.00%, 12/1/23	175	201,050
Ernest N. Morial-New Orleans Exhibition Hall Authority, LA, 5.00%, 7/15/20	25	26,911
Fort Smith, AR, Sales and Use Tax Revenue, 4.00%, 5/1/21	50	53,242
Garland, TX, Tax and Electric Utility System Revenue, 5.00%, 2/15/19	30	31,082
Hollywood Community Redevelopment Agency, FL, 5.00%, 3/1/18	45	45,127
Hollywood Community Redevelopment Agency, FL, 5.00%, 3/1/19	70	72,554
Hollywood Community Redevelopment Agency, FL, 5.00%, 3/1/22	35	38,402
New York Urban Development Corp., Personal Income Tax Revenue, 5.00%, 3/15/26	100	114,004
Port St. Lucie, FL, Public Service Tax Revenue, 5.00%, 9/1/27	250	289,675
Southlake Parks Development Corp., TX, 3.00%, 2/15/18	25	25,014
Thornton Development Authority, CO, 2.00%, 12/1/19	200	201,040
Thornton Development Authority, CO, 3.00%, 12/1/21	125	128,235
Thornton Development Authority, CO, 3.00%, 12/1/22	100	102,535
Thornton Development Authority, CO, 4.00%, 12/1/18	245	249,910

Security	Principal Amount (000’s omitted)	Value

Special Tax Revenue (continued)
Thornton Development Authority, CO, 4.00%, 12/1/20	$100	$104,995
Thornton Development Authority, CO, 5.00%, 12/1/23	150	171,799
Thornton Development Authority, CO, 5.00%, 12/1/25	75	86,247
West Palm Beach Community Redevelopment Agency, FL, 5.00%, 3/1/18	100	100,282
West Palm Beach Community Redevelopment Agency, FL, 5.00%, 3/1/20	100	106,082
West Palm Beach Community Redevelopment Agency, FL, 5.00%, 3/1/22	50	55,352
West Palm Beach Community Redevelopment Agency, FL, 5.00%, 3/1/23	60	67,541

		$2,749,314

Transportation — 3.8%
Chicago, IL, (O’Hare International Airport), 5.00%, 1/1/20	$45	$47,802
Chicago, IL, (O’Hare International Airport), 5.00%, 1/1/21	50	54,418
Chicago, IL, (O’Hare International Airport), 5.00%, 1/1/25	25	29,222
Fort Bend County, TX, Toll Road Revenue, 5.00%, 3/1/26	100	115,218
Idaho Housing and Finance Association, Federal Highway Trust Fund, 5.00%, 7/15/18	65	66,025
Idaho Housing and Finance Association, Federal Highway Trust Fund, 5.00%, 7/15/21	50	55,226
Idaho Housing and Finance Association, Federal Highway Trust Fund, 5.00%, 7/15/25	250	293,927
North Carolina, (Federal-Aid Highway Projects), 5.00%, 3/1/20	100	106,738
North Carolina, (Federal-Aid Highway Projects), 5.00%, 3/1/22	100	112,031
North Texas Tollway Authority, 5.00%, 1/1/26	200	228,744
Pennsylvania Turnpike Commission, 5.00%, 12/1/26	500	584,660
Port of Everett, WA, 3.00%, 12/1/18	200	202,464
Port of Everett, WA, 4.00%, 12/1/20	200	211,800
Rhode Island Commerce Corp., 5.00%, 6/15/25	250	295,695

		$2,403,970

Water and Sewer — 7.5%
Arizona Water Infrastructure Finance Authority, 5.00%, 10/1/25	$55	$65,132
Bakersfield, CA, Water Revenue, 2.25%, 9/15/25	175	175,068
Brushy Creek Regional Utility Authority, Inc., TX, 5.00%, 8/1/24	500	582,025
Brushy Creek Regional Utility Authority, Inc., TX, 5.00%, 8/1/25	160	187,789
Brushy Creek Regional Utility Authority, Inc., TX, 5.00%, 8/1/26	500	593,055

16	See Notes to Financial Statements.

Eaton Vance

TABS 1-to-10 Year Laddered Municipal Bond Fund

January 31, 2018

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Water and Sewer (continued)
Brushy Creek Regional Utility Authority, Inc., TX, 5.00%, 8/1/27	$500	$590,125
Buffalo Municipal Water Finance Authority, NY, 5.00%, 7/1/21	50	54,995
Clear Lake City Water Authority, TX, 4.00%, 3/1/18	95	95,205
DeKalb County, GA, Water and Sewerage Revenue, 5.00%, 10/1/18	100	102,409
DeKalb County, GA, Water and Sewerage Revenue, 5.00%, 10/1/19	75	79,271
DeKalb County, GA, Water and Sewerage Revenue, 5.00%, 10/1/24	335	393,290
Indianapolis, IN, Water System Revenue, 5.00%, 10/1/22	210	237,716
Indianapolis, IN, Water System Revenue, 5.00%, 10/1/25	100	117,716
Indianapolis, IN, Water System Revenue, 5.00%, 10/1/26	125	148,667
Miami-Dade County, FL, Water and Sewer System Revenue, 5.00%, 10/1/20	100	108,393
Texas Water Development Board, 5.00%, 10/15/28	250	293,727
Travis County Water Control and Improvement District No. 17, TX, 4.00%, 11/1/24	130	143,675
Travis County Water Control and Improvement District No. 17, TX, 4.00%, 11/1/25	185	202,880
Travis County Water Control and Improvement District No. 17, TX, 4.00%, 11/1/26	220	239,774
Washington Suburban Sanitary District, MD, 5.00%, 6/1/21	250	277,027

		$4,687,939

Total Tax-Exempt Investments — 95.7% (identified cost $60,166,090)		$59,892,573

Short-Term Investments — 3.2%

Description	Units	Value
Eaton Vance Cash Reserves Fund, LLC, 1.65%(2)	2,010,288	$2,010,489

Total Short-Term Investments (identified cost $2,010,283)		$2,010,489

Total Investments — 98.9% (identified cost $62,176,373)		$61,903,062

Other Assets, Less Liabilities — 1.1%		$718,086

Net Assets — 100.0%		$62,621,148

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

At January 31, 2018, the concentration of the Fund’s investments in the various states, determined as a percentage of net assets, is as follows:

Texas	22.2%
Others, representing less than 10% individually	73.5%

The Fund invests primarily in debt securities issued by municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at January 31, 2018, 14.7% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution or financial guaranty assurance agency ranged from 0.2% to 9.2% of total investments.

(1)	Floating rate security. The stated interest rate represents the rate in effect at January 31, 2018.

(2)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of January 31, 2018.

Abbreviations:

AGC	–	Assured Guaranty Corp.
AGM	–	Assured Guaranty Municipal Corp.
BAM	–	Build America Mutual Assurance Co.
NPFG	–	National Public Finance Guaranty Corp.
PSF	–	Permanent School Fund
SIFMA	–	Securities Industry and Financial Markets Association Municipal Swap Index

17	See Notes to Financial Statements.

Eaton Vance

TABS 10-to-20 Year Laddered Municipal Bond Fund

January 31, 2018

Portfolio of Investments

Tax-Exempt Investments — 96.0%

Security	Principal Amount (000’s omitted)	Value

Education — 2.4%
Colorado Educational and Cultural Facilities Authority, (University of Denver), 4.00%, 3/1/35	$100	$105,693
Madison County Capital Resource Corp., NY, (Colgate University), 5.00%, 7/1/31	100	114,923

		$220,616

Electric Utilities — 0.6%
Missouri Joint Municipal Electric Utility Commission, (Prairie State Energy Campus), 4.00%, 12/1/35	$50	$52,791

		$52,791

General Obligations — 40.0%
Ada and Canyon Counties Joint School District No. 3, ID, 5.00%, 9/15/32	$100	$118,036
California, 4.00%, 9/1/32	225	243,499
Cascade School District No. 228, Chelan County, WA, 4.00%, 12/1/26	100	110,623
Colonial School District, PA, 5.00%, 2/15/34	100	116,254
Colonial School District, PA, 5.00%, 2/15/35	75	87,079
Colonial School District, PA, 5.00%, 2/15/36	100	115,957
Cook County School District No. 25, (Arlington Heights), IL, 5.00%, 12/15/29	125	144,549
Cook County School District No. 25, (Arlington Heights), IL, 5.00%, 12/15/30	165	189,832
DuPage and Cook Counties Community Consolidated School District No. 181, IL, 4.00%, 1/15/29	50	54,474
Flower Mound, TX, 4.00%, 3/1/34	100	105,728
Flower Mound, TX, 4.00%, 3/1/35	100	105,509
Kauai County, HI, 5.00%, 8/1/37	150	176,122
Lakeland, FL, 5.00%, 10/1/29	100	115,450
Lakeland, FL, 5.00%, 10/1/31	100	114,466
Lakewood City School District, OH, 4.00%, 11/1/37	100	105,363
Lakewood City School District, OH, 4.00%, 11/1/38	100	105,108
Lewis and Thurston Counties Centralia School District No. 401, WA, 5.00%, 12/1/37	145	167,588
Los Angeles Community College District, CA, (Election of 2008), 4.00%, 8/1/33	125	134,801
Monterey Peninsula Community College District, CA, 4.00%, 8/1/33	100	105,968
Rowland Unified School District, CA, (Election of 2012), 0.00%, 8/1/34	400	200,208
Sugar Land, TX, 4.00%, 2/15/36	100	106,476
Sugar Land, TX, 4.00%, 2/15/38	350	371,535
Texas, (Texas Transportation Commission), 5.00%, 10/1/33	100	119,070

Security	Principal Amount (000’s omitted)	Value

General Obligations (continued)
Williamson County, TX, 4.00%, 2/15/29	$150	$163,121
Williamson County, TX, 4.00%, 2/15/30	100	108,346
Williamson County, TX, 5.00%, 2/15/28	125	146,898

		$3,632,060

Hospital — 8.3%
California Health Facilities Financing Authority, (Sutter Health), 5.00%, 11/15/36	$75	$87,636
Lexington County Health Services District, Inc., SC, 4.00%, 11/1/33	150	155,139
Massachusetts Development Finance Agency, (Berkshire Retirement Community, Inc.), 5.00%, 7/1/25	50	59,227
Massachusetts Development Finance Agency, (Berkshire Retirement Community, Inc.), 5.00%, 7/1/31	50	57,174
New Hampshire Health and Education Facilities Authority, (Concord Hospital), 5.00%, 10/1/32	150	171,213
North Carolina Medical Care Commission, (Rex Healthcare, Inc.), 5.00%, 7/1/32	100	113,368
North Carolina Medical Care Commission, (Rex Healthcare, Inc.), 5.00%, 7/1/33	100	113,083

		$756,840

Insured – General Obligations — 8.0%
Cave Creek Unified School District No. 93, Maricopa County, AZ, (BAM), 4.00%, 7/1/29	$100	$107,289
Fort Bend County Municipal Utility District No. 128, TX, (BAM), 3.00%, 9/1/29	100	98,171
Fort Bend County Municipal Utility District No. 128, TX, (BAM), 3.00%, 9/1/30	100	97,030
Grossmont Union High School District, CA, (Election of 2008), (AGM), 0.00%, 8/1/33	100	53,118
Grossmont Union High School District, CA, (Election of 2008), (AGM), 0.00%, 8/1/35	200	95,948
Sienna Plantation Levee Improvement District of Fort Bend County, TX, (AGM), 4.00%, 9/1/31	150	157,181
Zeeland Public Schools, MI, (AGM), 5.00%, 5/1/28	100	115,399

		$724,136

Insured – Special Tax Revenue — 2.0%
Garden State Preservation Trust, NJ, (AGM), 5.75%, 11/1/28	$150	$179,312

		$179,312

Lease Revenue / Certificates of Participation — 4.4%
New Jersey Economic Development Authority, (School Facilities Construction), 5.00%, 6/15/33	$150	$159,220

18	See Notes to Financial Statements.

Eaton Vance

TABS 10-to-20 Year Laddered Municipal Bond Fund

January 31, 2018

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Lease Revenue / Certificates of Participation (continued)
Riverside County Public Financing Authority, CA, 5.00%, 11/1/27	$150	$176,373
Riverside County Public Financing Authority, CA, 5.00%, 11/1/28	50	58,446

		$394,039

Other Revenue — 3.2%
Wisconsin, Environmental Improvement Fund Revenue, 5.00%, 6/1/34	$50	$58,324
Wisconsin, Environmental Improvement Fund Revenue, 5.00%, 6/1/35	200	233,002

		$291,326

Senior Living / Life Care — 9.2%
Alexandria Industrial Development Authority, VA, (Goodwin House, Inc.), 5.00%, 10/1/30	$250	$282,352
Missouri Health and Educational Facilities Authority, (Lutheran Senior Services), 5.00%, 2/1/28	150	167,796
Missouri Health and Educational Facilities Authority, (Lutheran Senior Services), 5.00%, 2/1/31	100	110,679
Orange County Health Facilities Authority, FL, (Presbyterian Retirement Communities), 5.00%, 8/1/35	150	165,348
Westchester County Local Development Corp., NY, (Kendal on Hudson), 5.00%, 1/1/34	100	107,839

		$834,014

Special Tax Revenue — 4.6%
Atlanta Development Authority, GA, (New Downtown Atlanta Stadium), 5.00%, 7/1/34	$225	$257,281
Baltimore, MD, Special Tax Obligation, 5.00%, 6/15/29	50	55,818
San Francisco County Transportation Authority, CA, Sales Tax Revenue, 3.00%, 2/1/30	50	50,039
San Francisco County Transportation Authority, CA, Sales Tax Revenue, 3.00%, 2/1/31	55	54,765

		$417,903

Transportation — 9.6%
Chicago, IL, (O’Hare International Airport), 5.00%, 1/1/37	$250	$285,902
New Jersey Turnpike Authority, 5.00%, 1/1/31	100	117,884
New Jersey Turnpike Authority, 5.00%, 1/1/32	100	117,226
New Orleans Aviation Board, LA, 5.00%, 1/1/36	125	143,056
New Orleans Aviation Board, LA, 5.00%, 1/1/37	50	57,097
Pennsylvania Turnpike Commission, 4.00%, 12/1/36	150	153,674

		$874,839

Security	Principal Amount (000’s omitted)	Value

Water and Sewer — 3.7%
Buffalo Municipal Water Finance Authority, NY, 5.00%, 7/1/30	$50	$57,461
Metropolitan St. Louis Sewer District, MO, 5.00%, 5/1/35	50	58,816
Metropolitan St. Louis Sewer District, MO, 5.00%, 5/1/36	125	146,706
Tucson, AZ, Water System Revenue, 5.00%, 7/1/32	60	69,346

		$332,329

Total Tax-Exempt Investments — 96.0% (identified cost $8,560,896)		$8,710,205

Short-Term Investments — 3.9%

Description	Units	Value
Eaton Vance Cash Reserves Fund, LLC, 1.65%(1)	352,477	$352,512

Total Short-Term Investments (identified cost $352,467)		$352,512

Total Investments — 99.9% (identified cost $8,913,363)		$9,062,717

Other Assets, Less Liabilities — 0.1%		$11,335

Net Assets — 100.0%		$9,074,052

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

At January 31, 2018, the concentration of the Fund’s investments in the various states, determined as a percentage of net assets, is as follows:

Texas	17.4%
California	13.9%
Others, representing less than 10% individually	64.7%

The Fund invests primarily in debt securities issued by municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at January 31, 2018, 10.0% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution or financial guaranty assurance agency ranged from 3.4% to 6.6% of total investments.

(1)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of January 31, 2018.

Abbreviations:

AGM	–	Assured Guaranty Municipal Corp.
BAM	–	Build America Mutual Assurance Co.

19	See Notes to Financial Statements.

Eaton Vance

TABS Laddered Municipal Bond Funds

January 31, 2018

Statements of Assets and Liabilities

	January 31, 2018
Assets	1-to-10 Year Laddered Fund	10-to-20 Year Laddered Fund
Unaffiliated investments, at value (identified cost, $60,166,090 and $8,560,896, respectively)	$59,892,573	$8,710,205
Affiliated investment, at value (identified cost, $2,010,283 and $352,467, respectively)	2,010,489	352,512
Interest receivable	609,131	90,258
Dividends receivable from affiliated investment	3,308	381
Receivable for investments sold	38,155	—
Receivable for Fund shares sold	136,545	100
Receivable from affiliate	35,339	11,985
Total assets	$62,725,540	$9,165,441

Liabilities
Payable for Fund shares redeemed	$14,756	$32,186
Distributions payable	809	—
Payable to affiliates:
Investment adviser and administration fee	17,320	2,491
Distribution and service fees	6,578	389
Accrued expenses	64,929	56,323
Total liabilities	$104,392	$91,389
Net Assets	$62,621,148	$9,074,052

Sources of Net Assets
Paid-in capital	$62,952,263	$8,889,270
Accumulated undistributed (distributions in excess of) net investment income	(678)	2,349
Accumulated net realized gain (loss)	(57,126)	33,079
Net unrealized appreciation (depreciation)	(273,311)	149,354
Net Assets	$62,621,148	$9,074,052

Class A Shares
Net Assets	$16,877,041	$335,983
Shares Outstanding	1,659,941	31,913
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$10.17	$10.53
Maximum Offering Price Per Share
(100 ÷ 95.25 of net asset value per share)	$10.68	$11.06

Class C Shares
Net Assets	$3,638,214	$380,085
Shares Outstanding	357,898	36,069
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$10.17	$10.54

Class I Shares
Net Assets	$42,105,893	$8,357,984
Shares Outstanding	4,137,034	793,558
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$10.18	$10.53

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

20	See Notes to Financial Statements.

Eaton Vance

TABS Laddered Municipal Bond Funds

January 31, 2018

Statements of Operations

	Year Ended January 31, 2018
Investment Income	1-to-10 Year Laddered Fund	10-to-20 Year Laddered Fund
Interest	$975,419	$251,107
Dividends from affiliated investment	65,383	7,585
Total investment income	$1,040,802	$258,692

Expenses
Investment adviser and administration fee	$174,438	$27,077
Distribution and service fees
Class A	22,402	1,027
Class C	35,201	3,915
Trustees’ fees and expenses	3,213	913
Custodian fee	27,040	17,920
Transfer and dividend disbursing agent fees	9,057	1,738
Legal and accounting services	40,443	36,578
Printing and postage	9,920	5,765
Registration fees	69,914	51,512
Miscellaneous	14,227	12,226
Total expenses	$405,855	$158,671
Deduct —
Allocation of expenses to affiliate	$130,203	$119,884
Total expense reductions	$130,203	$119,884

Net expenses	$275,652	$38,787

Net investment income	$765,150	$219,905

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$(55,143)	$34,367
Investment transactions — affiliated investment	(947)	(77)
Net realized gain (loss)	$(56,090)	$34,290
Change in unrealized appreciation (depreciation) —
Investments	$43,827	$149,220
Investments — affiliated investment	928	45
Net change in unrealized appreciation (depreciation)	$44,755	$149,265

Net realized and unrealized gain (loss)	$(11,335)	$183,555

Net increase in net assets from operations	$753,815	$403,460

21	See Notes to Financial Statements.

Eaton Vance

TABS Laddered Municipal Bond Funds

January 31, 2018

Statements of Changes in Net Assets

	Year Ended January 31, 2018
Increase (Decrease) in Net Assets	1-to-10 Year Laddered Fund	10-to-20 Year Laddered Fund
From operations —
Net investment income	$765,150	$219,905
Net realized gain (loss)	(56,090)	34,290
Net change in unrealized appreciation (depreciation)	44,755	149,265
Net increase in net assets from operations	$753,815	$403,460
Distributions to shareholders —
From net investment income
Class A	$(112,233)	$(10,003)
Class C	(17,652)	(6,500)
Class I	(635,003)	(203,421)
Total distributions to shareholders	$(764,888)	$(219,924)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$13,204,984	$98,309
Class C	1,812,341	181,074
Class I	15,601,136	1,946,982
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	104,229	10,003
Class C	17,652	6,500
Class I	634,090	203,421
Cost of shares redeemed
Class A	(1,301,887)	(358,312)
Class C	(863,649)	(202,440)
Class I	(13,343,325)	(419,810)
Net increase in net assets from Fund share transactions	$15,865,571	$1,465,727

Net increase in net assets	$15,854,498	$1,649,263

Net Assets
At beginning of year	$46,766,650	$7,424,789
At end of year	$62,621,148	$9,074,052

Accumulated undistributed (distributions in excess of) net investment income included in net assets
At end of year	$(678)	$2,349

22	See Notes to Financial Statements.

Eaton Vance

TABS Laddered Municipal Bond Funds

January 31, 2018

Statements of Changes in Net Assets — continued

	Year Ended January 31, 2017
Increase (Decrease) in Net Assets	1-to-10 Year Laddered Fund	10-to-20 Year Laddered Fund
From operations —
Net investment income	$480,626	$189,238
Net realized gain (loss)	(12,867)	12,899
Net change in unrealized appreciation (depreciation)	(881,655)	(319,871)
Net decrease in net assets from operations	$(413,896)	$(117,734)
Distributions to shareholders —
From net investment income
Class A	$(34,528)	$(12,672)
Class C	(3,234)	(5,775)
Class I	(442,515)	(170,772)
From net realized gain
Class A	—	(798)
Class C	—	(551)
Class I	—	(9,413)
Total distributions to shareholders	$(480,277)	$(199,981)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$5,059,721	$799,712
Class C	2,699,496	324,245
Class I	15,539,046	1,739,943
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	27,896	13,371
Class C	3,234	6,326
Class I	442,143	180,182
Cost of shares redeemed
Class A	(1,812,325)	(549,296)
Class C	(23,736)	(119,005)
Class I	(3,596,039)	(729,209)
Net increase in net assets from Fund share transactions	$18,339,436	$1,666,269

Net increase in net assets	$17,445,263	$1,348,554

Net Assets
At beginning of year	$29,321,387	$6,076,235
At end of year	$46,766,650	$7,424,789

Accumulated undistributed (distributions in excess of) net investment income included in net assets
At end of year	$(516)	$1,979

23	See Notes to Financial Statements.

Eaton Vance

TABS Laddered Municipal Bond Funds

January 31, 2018

Financial Highlights

	1-to-10 Year Laddered Fund — Class A
	Year Ended January 31,		Period Ended January 31, 2016(1)
	2018	2017
Net asset value — Beginning of period	$10.120	$10.340	$10.000

Income (Loss) From Operations
Net investment income	$0.129	$0.120	$0.070
Net realized and unrealized gain (loss)	0.050	(0.220)	0.340

Total income (loss) from operations	$0.179	$(0.100)	$0.410

Less Distributions
From net investment income	$(0.129)	$(0.120)	$(0.070)

Total distributions	$(0.129)	$(0.120)	$(0.070)

Net asset value — End of period	$10.170	$10.120	$10.340

Total Return(2)(3)	1.76%	(0.99)%	4.12	%(4)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$16,877	$5,031	$1,838
Ratios (as a percentage of average daily net assets):
Expenses(3)	0.65%	0.65%	0.65	%(5)
Net investment income	1.25%	1.14%	0.89	%(5)
Portfolio Turnover	19%	4%	0%

(1)	For the period from the start of business, May 4, 2015, to January 31, 2016.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

The investment adviser and administrator reimbursed certain operating expenses (equal to 0.24%, 0.31% and 1.45% of average daily net assets for the years ended January 31, 2018 and 2017 and the period ended January 31, 2016, respectively). Absent this reimbursement, total return would be lower.

(4)	Not annualized.

(5)	Annualized.

24	See Notes to Financial Statements.

Eaton Vance

TABS Laddered Municipal Bond Funds

January 31, 2018

Financial Highlights — continued

	1-to-10 Year Laddered Fund — Class C
	Year Ended January 31,		Period Ended January 31, 2016(1)
	2018	2017
Net asset value — Beginning of period	$10.120	$10.340	$10.000

Income (Loss) From Operations
Net investment income	$0.052	$0.041	$0.015
Net realized and unrealized gain (loss)	0.050	(0.220)	0.340

Total income (loss) from operations	$0.102	$(0.179)	$0.355

Less Distributions
From net investment income	$(0.052)	$(0.041)	$(0.015)

Total distributions	$(0.052)	$(0.041)	$(0.015)

Net asset value — End of period	$10.170	$10.120	$10.340

Total Return(2)(3)	1.00%	(1.73)%	3.55	%(4)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$3,638	$2,665	$27
Ratios (as a percentage of average daily net assets):
Expenses(3)	1.40%	1.40%	1.40	%(5)
Net investment income	0.50%	0.34%	0.19	%(5)
Portfolio Turnover	19%	4%	0%

(1)	For the period from the start of business, May 4, 2015, to January 31, 2016.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

The investment adviser and administrator reimbursed certain operating expenses (equal to 0.24%, 0.31% and 1.45% of average daily net assets for the years ended January 31, 2018 and 2017 and the period ended January 31, 2016, respectively). Absent this reimbursement, total return would be lower.

(4)	Not annualized.

(5)	Annualized.

25	See Notes to Financial Statements.

Eaton Vance

TABS Laddered Municipal Bond Funds

January 31, 2018

Financial Highlights — continued

	1-to-10 Year Laddered Fund — Class I
	Year Ended January 31,		Period Ended January 31, 2016(1)
	2018	2017
Net asset value — Beginning of period	$10.130	$10.350	$10.000

Income (Loss) From Operations
Net investment income	$0.156	$0.146	$0.090
Net realized and unrealized gain (loss)	0.050	(0.220)	0.350

Total income (loss) from operations	$0.206	$(0.074)	$0.440

Less Distributions
From net investment income	$(0.156)	$(0.146)	$(0.090)

Total distributions	$(0.156)	$(0.146)	$(0.090)

Net asset value — End of period	$10.180	$10.130	$10.350

Total Return(2)(3)	2.03%	(0.74)%	4.42	%(4)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$42,106	$39,070	$27,456
Ratios (as a percentage of average daily net assets):
Expenses(3)	0.40%	0.40%	0.40	%(5)
Net investment income	1.51%	1.40%	1.14	%(5)
Portfolio Turnover	19%	4%	0%

(1)	For the period from the start of business, May 4, 2015, to January 31, 2016.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)

The investment adviser and administrator reimbursed certain operating expenses (equal to 0.24%, 0.31% and 1.45% of average daily net assets for the years ended January 31, 2018 and 2017 and the period ended January 31, 2016, respectively). Absent this reimbursement, total return would be lower.

(4)	Not annualized.

(5)	Annualized.

26	See Notes to Financial Statements.

Eaton Vance

TABS Laddered Municipal Bond Funds

January 31, 2018

Financial Highlights — continued

	10-to-20 Year Laddered Fund — Class A
	Year Ended January 31,		Period Ended January 31, 2016(1)
	2018	2017
Net asset value — Beginning of period	$10.260	$10.610	$10.000

Income (Loss) From Operations
Net investment income	$0.255	$0.255	$0.192
Net realized and unrealized gain (loss)	0.270	(0.336)	0.610

Total income (loss) from operations	$0.525	$(0.081)	$0.802

Less Distributions
From net investment income	$(0.255)	$(0.254)	$(0.192)
From net realized gain	—	(0.015)	—

Total distributions	$(0.255)	$(0.269)	$(0.192)

Net asset value — End of period	$10.530	$10.260	$10.610

Total Return(2)(3)	5.14%	(0.82)%	8.11	%(4)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$336	$574	$345
Ratios (as a percentage of average daily net assets):
Expenses(3)	0.65%	0.65%	0.65	%(5)
Net investment income	2.44%	2.35%	2.28	%(5)
Portfolio Turnover	53%	16%	0%

(1)	For the period from the start of business, May 4, 2015, to January 31, 2016.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

The investment adviser and administrator reimbursed certain operating expenses (equal to 1.42%, 1.50% and 3.35% of average daily net assets for the years ended January 31, 2018 and 2017 and the period ended January 31, 2016, respectively). Absent this reimbursement, total return would be lower.

(4)	Not annualized.

(5)	Annualized.

27	See Notes to Financial Statements.

Eaton Vance

TABS Laddered Municipal Bond Funds

January 31, 2018

Financial Highlights — continued

	10-to-20 Year Laddered Fund — Class C
	Year Ended January 31,		Period Ended January 31, 2016(1)
	2018	2017
Net asset value — Beginning of period	$10.270	$10.620	$10.000

Income (Loss) From Operations
Net investment income	$0.176	$0.174	$0.134
Net realized and unrealized gain (loss)	0.270	(0.335)	0.619

Total income (loss) from operations	$0.446	$(0.161)	$0.753

Less Distributions
From net investment income	$(0.176)	$(0.174)	$(0.133)
From net realized gain	—	(0.015)	—

Total distributions	$(0.176)	$(0.189)	$(0.133)

Net asset value — End of period	$10.540	$10.270	$10.620

Total Return(2)(3)	4.35%	(1.56)%	7.58	%(4)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$380	$385	$192
Ratios (as a percentage of average daily net assets):
Expenses(3)	1.40%	1.40%	1.40	%(5)
Net investment income	1.66%	1.59%	1.59	%(5)
Portfolio Turnover	53%	16%	0%

(1)	For the period from the start of business, May 4, 2015, to January 31, 2016.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

The investment adviser and administrator reimbursed certain operating expenses (equal to 1.42%, 1.50% and 3.35% of average daily net assets for the years ended January 31, 2018 and 2017 and the period ended January 31, 2016, respectively). Absent this reimbursement, total return would be lower.

(4)	Not annualized.

(5)	Annualized.

28	See Notes to Financial Statements.

Eaton Vance

TABS Laddered Municipal Bond Funds

January 31, 2018

Financial Highlights — continued

	10-to-20 Year Laddered Fund — Class I
	Year Ended January 31,		Period Ended January 31, 2016(1)
	2018	2017
Net asset value — Beginning of period	$10.270	$10.610	$10.000

Income (Loss) From Operations
Net investment income	$0.281	$0.281	$0.217
Net realized and unrealized gain (loss)	0.261	(0.325)	0.607

Total income (loss) from operations	$0.542	$(0.044)	$0.824

Less Distributions
From net investment income	$(0.282)	$(0.281)	$(0.214)
From net realized gain	—	(0.015)	—

Total distributions	$(0.282)	$(0.296)	$(0.214)

Net asset value — End of period	$10.530	$10.270	$10.610

Total Return(2)(3)	5.30%	(0.47)%	8.33	%(4)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$8,358	$6,465	$5,540
Ratios (as a percentage of average daily net assets):
Expenses(3)	0.40%	0.40%	0.40	%(5)
Net investment income	2.65%	2.61%	2.81	%(5)
Portfolio Turnover	53%	16%	0%

(1)	For the period from the start of business, May 4, 2015, to January 31, 2016.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)

The investment adviser and administrator reimbursed certain operating expenses (equal to 1.42%, 1.50% and 3.35% of average daily net assets for the years ended January 31, 2018 and 2017 and the period ended January 31, 2016, respectively). Absent this reimbursement, total return would be lower.

(4)	Not annualized.

(5)	Annualized.

29	See Notes to Financial Statements.

Eaton Vance

TABS Laddered Municipal Bond Funds

January 31, 2018

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Municipals Trust II (the Trust) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Trust presently consists of six funds, two of which, each diversified, are included in these financial statements. They include Eaton Vance TABS 1-to-10 Year Laddered Municipal Bond Fund (1-to-10 Year Laddered Fund) and Eaton Vance TABS 10-to-20 Year Laddered Municipal Bond Fund (10-to-20 Year Laddered Fund), (each individually referred to as the Fund, and collectively, the Funds). The Funds’ investment objective is to provide current income exempt from regular federal income tax. The Funds offer three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses.

The following is a summary of significant accounting policies of the Funds. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). Each Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.

Affiliated Fund. The Funds may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of a Fund in a manner that fairly reflects the security’s value, or the amount that a Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions and Related Income — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities.

C  Federal Taxes — Each Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its taxable, if any, and tax-exempt net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. Each Fund intends to satisfy conditions which will enable it to designate distributions from the interest income generated by its investments in municipal obligations, which are exempt from regular federal income tax when received by each Fund, as exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item to shareholders.

As of January 31, 2018, the Funds had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

30

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TABS Laddered Municipal Bond Funds

January 31, 2018

Notes to Financial Statements — continued

E  Legal Fees — Legal fees and other related expenses incurred as part of negotiations of the terms and requirement of capital infusions, or that are expected to result in the restructuring of, or a plan of reorganization for, an investment are recorded as realized losses. Ongoing expenditures to protect or enhance an investment are treated as operating expenses.

F  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Funds. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, each Fund enters into agreements with service providers that may contain indemnification clauses. Each Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against each Fund that have not yet occurred.

H  When-Issued Securities and Delayed Delivery Transactions — The Funds may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Funds maintain cash and/or security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest on settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

2  Distributions to Shareholders and Income Tax Information

The net investment income of each Fund is determined daily and substantially all of the net investment income so determined is declared as a dividend to shareholders of record at the time of declaration. Distributions are declared separately for each class of shares. Distributions are paid monthly. Distributions of realized capital gains are made at least annually. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of a Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended January 31, 2018 and January 31, 2017 was as follows:

	Year Ended January 31, 2018
	1-to-10 Year Laddered Fund	10-to-20 Year Laddered Fund

Distributions declared from:
Tax-exempt income	$699,505	$212,339
Ordinary income	$65,383	$7,585

	Year Ended January 31, 2017
	1-to-10 Year Laddered Fund	10-to-20 Year Laddered Fund

Distributions declared from:
Tax-exempt income	$469,110	$184,565
Ordinary income	$11,167	$3,730
Long-term capital gains	$—	$11,686

31

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TABS Laddered Municipal Bond Funds

January 31, 2018

Notes to Financial Statements — continued

During the year ended January 31, 2018, the following amounts were reclassified due to differences between book and tax accounting, primarily for premium amortization, accretion of market discount, investments in partnerships and for the 10-to-20 Year Laddered Fund, its use of equalization accounting.

	1-to-10 Year Laddered Fund	10-to-20 Year Laddered Fund

Change in:
Paid-in capital	$1,832	$1,888
Accumulated net realized gain (loss)	$(1,408)	$(2,277)
Accumulated undistributed (distributions in excess of) net investment income	$(424)	$389

Tax equalization accounting allows the Funds to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Funds.

As of January 31, 2018, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

	1-to-10 Year Laddered Fund	10-to-20 Year Laddered Fund

Undistributed tax-exempt income	$131	$2,349
Undistributed long-term capital gains	$—	$32,471
Deferred capital losses	$(68,876)	$—
Net unrealized appreciation (depreciation)	$(261,561)	$149,962
Other temporary differences	$(809)	$—

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statements of Asset and Liabilities are primarily due to wash sales, investments in partnerships, the timing of recognizing distributions to shareholders, premium amortization and accretion of market discount.

At January 31, 2018, the 1-to-10 Year Laddered Fund, for federal income tax purposes, had deferred capital losses of $68,876 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at January 31, 2018, $36,039 are short-term and $32,837 are long-term.

The cost and unrealized appreciation (depreciation) of investments of each Fund at January 31, 2018, as determined on a federal income tax basis, were as follows:

	1-to-10 Year Laddered Fund	10-to-20 Year Laddered Fund

Aggregate cost	$62,164,623	$8,912,755

Gross unrealized appreciation	$223,343	$204,560
Gross unrealized depreciation	(484,904)	(54,598)

Net unrealized appreciation (depreciation)	$(261,561)	$149,962

32

Eaton Vance

TABS Laddered Municipal Bond Funds

January 31, 2018

Notes to Financial Statements — continued

3  Investment Adviser and Administration Fee and Other Transactions with Affiliates

The investment adviser and administration fee is earned by EVM as compensation for investment advisory and administrative services rendered to each Fund. The fee is based upon a percentage of average daily net assets as presented in the following table and is payable monthly.

	Annual Asset Rate
Daily Net Assets	1-to-10 Year Laddered Fund	10-to-20 Year Laddered Fund

Up to $1 billion	0.32%	0.32%

On average daily net assets of $1 billion or more, the rates are reduced. The Funds invest their cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund. For the year ended January 31, 2018, investment adviser and administration fees incurred by the Funds and the effective annual rates, as a percentage of average daily net assets, were as follows:

	1-to-10 Year Laddered Fund	10-to-20 Year Laddered Fund

Investment Adviser and Administration Fee	$174,438	$27,077
Effective Annual Rate	0.32%	0.32%

EVM has agreed to reimburse each Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only) exceed 0.65%, 1.40% and 0.40% of each Fund’s average daily net assets for Class A, Class C and Class I, respectively. These agreements may be changed or terminated after May 31, 2018. Pursuant to these agreements, EVM was allocated $130,203 and $119,884 of operating expenses of the 1-to-10 Year Laddered Fund and the 10-to-20 Year Laddered Fund, respectively, for the year ended January 31, 2018.

EVM provides sub-transfer agency and related services to the Funds pursuant to a Sub-Transfer Agency Support Services Agreement. Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Funds’ principal underwriter, received a portion of the sales charge on sales of Class A shares of the Funds. EVD also received distribution and service fees from Class A and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5). Sub-transfer agent fees earned by EVM, which are included in transfer and dividend disbursing agent fees on the Statements of Operations, and Class A sales charges that the Funds were informed were received by EVD for the year ended January 31, 2018 were as follows:

	1-to-10 Year Laddered Fund	10-to-20 Year Laddered Fund

EVM’s Sub-Transfer Agent Fees	$763	$456
EVD’s Class A Sales Charges	$390	$49

Trustees and officers of the Funds who are members of EVM’s organization receive remuneration for their services to the Funds out of the investment adviser and administration fee. Trustees of the Funds who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended January 31, 2018, no significant amounts have been deferred. Certain officers and Trustees of the Funds are officers of EVM.

4  Distribution Plans

Each Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, each Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to each Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended January 31, 2018 for Class A shares amounted to the following:

	1-to-10 Year Laddered Fund	10-to-20 Year Laddered Fund

Class A Distribution and Service Fees	$22,402	$1,027

33

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TABS Laddered Municipal Bond Funds

January 31, 2018

Notes to Financial Statements — continued

Each Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, each Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Funds. For the year ended January 31, 2018, the Funds paid or accrued to EVD the following distribution fees:

	1-to-10 Year Laddered Fund	10-to-20 Year Laddered Fund

Class C Distribution Fees	$26,401	$2,936

Pursuant to the Class C Plan, the Funds also make payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of the average daily net assets attributable to Class C shares. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended January 31, 2018 amounted to the following:

	1-to-10 Year Laddered Fund	10-to-20 Year Laddered Fund

Class C Service Fees	$8,800	$979

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within eighteen months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended January 31, 2018, the Funds were informed that EVD received approximately the following amounts of CDSCs paid by Class A and Class C shareholders:

	1-to-10 Year Laddered Fund	10-to-20 Year Laddered Fund

Class A	$1,000	$—
Class C	$—	$100

6  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, for the year ended January 31, 2018 were as follows:

	1-to-10 Year Laddered Fund	10-to-20 Year Laddered Fund

Purchases	$29,659,150	$5,999,015
Sales	$9,485,003	$4,210,941

34

Eaton Vance

TABS Laddered Municipal Bond Funds

January 31, 2018

Notes to Financial Statements — continued

7  Shares of Beneficial Interest

Each Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Funds) and classes. Transactions in Fund shares were as follows:

1-to-10 Year Laddered Fund
	Year Ended January 31, 2018
	Class A	Class C	Class I

Sales	1,279,086	176,932	1,516,813
Issued to shareholders electing to receive payments of distributions in Fund shares	10,162	1,718	61,687
Redemptions	(126,453)	(84,160)	(1,297,360)

Net increase	1,162,795	94,490	281,140

	Year Ended January 31, 2017
	Class A	Class C	Class I

Sales	494,557	262,779	1,512,667
Issued to shareholders electing to receive payments of distributions in Fund shares	2,712	316	42,889
Redemptions	(177,995)	(2,326)	(353,106)

Net increase	319,274	260,769	1,202,450

10-to-20 Year Laddered Fund
	Year Ended January 31, 2018
	Class A	Class C	Class I

Sales	9,223	17,004	183,796
Issued to shareholders electing to receive payments of distributions in Fund shares	949	615	19,236
Redemptions	(34,229)	(19,059)	(39,210)

Net increase (decrease)	(24,057)	(1,440)	163,822

	Year Ended January 31, 2017
	Class A	Class C	Class I

Sales	73,877	29,984	159,927
Issued to shareholders electing to receive payments of distributions in Fund shares	1,263	597	16,964
Redemptions	(51,637)	(11,130)	(69,133)

Net increase	23,503	19,451	107,758

At January 31, 2018, EVM owned 30.2% and 62.6% of the value of the outstanding shares of the 1-to-10 Year Laddered Fund and the 10-to-20 Year Laddered Fund, respectively.

8  Line of Credit

The Funds participate with other portfolios and funds managed by EVM and its affiliates in a $625 million unsecured line of credit agreement with a group of banks, which is in effect through October 30, 2018. Borrowings are made by the Funds solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds

35

Eaton Vance

TABS Laddered Municipal Bond Funds

January 31, 2018

Notes to Financial Statements — continued

rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Funds, a Fund may be unable to borrow some or all of its requested amounts at any particular time. The Funds did not have any significant borrowings or allocated fees during the year ended January 31, 2018.

9  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At January 31, 2018, the hierarchy of inputs used in valuing the Funds’ investments, which are carried at value, were as follows:

1-to-10 Year Laddered Fund
Asset Description	Level 1	Level 2	Level 3	Total

Tax-Exempt Investments	$—	$59,892,573	$—	$59,892,573
Short-Term Investments	—	2,010,489	—	2,010,489

Total Investments	$—	$61,903,062	$—	$61,903,062

10-to-20 Year Laddered Fund
Asset Description	Level 1	Level 2	Level 3	Total

Tax-Exempt Investments	$—	$8,710,205	$—	$8,710,205
Short-Term Investments	—	352,512	—	352,512

Total Investments	$—	$9,062,717	$—	$9,062,717

The Funds held no investments or other financial instruments as of January 31, 2017 whose fair value was determined using Level 3 inputs. At January 31, 2018, there were no investments transferred between Level 1 and Level 2 during the year then ended.

36

Eaton Vance

TABS Laddered Municipal Bond Funds

January 31, 2018

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Municipals Trust II and Shareholders of Eaton Vance TABS 1-to-10 Year Laddered Municipal Bond Fund and Eaton Vance

TABS 10-to-20 Year Laddered Municipal Bond Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of Eaton Vance TABS 1-to-10 Year Laddered Municipal Bond Fund and Eaton Vance TABS 10-to-20 Year Laddered Municipal Bond Fund (collectively, the “Funds”) (certain of the funds constituting Eaton Vance Municipals Trust II), including the portfolios of investments, as of January 31, 2018, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the periods presented, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of January 31, 2018, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of January 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

March 21, 2018

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

37

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Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2019 will show the tax status of all distributions paid to your account in calendar year 2018. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in a Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding exempt-interest dividends and capital gains dividends.

Exempt-Interest Dividends.  For the fiscal year ended January 31, 2018, the Funds designate the following percentages of distributions from net investment income as exempt-interest dividends:

TABS 1-to-10 Year Laddered Municipal Bond Fund	91.45%
TABS 10-to-20 Year Laddered Municipal Bond Fund	96.55%

Capital Gains Dividends.  The TABS 10-to-20 Year Laddered Municipal Bond Fund hereby designates as a capital gain dividend with respect to the taxable year ended January 31, 2018, $34,205 or, if subsequently determined to be different, the net capital gain of such year.

38

Eaton Vance

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January 31, 2018

Management and Organization

Fund Management.  The Trustees of Eaton Vance Municipals Trust II (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Funds’ principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 177 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 177 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Mark R. Fetting 1954	Trustee	2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Directorships in the Last Five Years. None.

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012); Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000); Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995); Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989); Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

William H. Park 1947	Chairperson of the Board and Trustee	2016 (Chairperson) 2003 (Trustee)

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

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TABS Laddered Municipal Bond Funds

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Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) None.

Susan J. Sutherland 1957	Trustee	2015

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Harriett Tee Taggart 1948	Trustee	2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006). Ms. Taggart has apprised the Board of Trustees that she intends to retire as a Trustee of all Eaton Vance Funds in 2018.

Directorships in the Last Five Years.(2) Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009).

Scott E. Wennerholm 1959	Trustee	2016

Trustee at Wheelock College (postsecondary institution) (since 2012). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Directorships in the Last Five Years. None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust	Officer Since(3)	Principal Occupation(s) During Past Five Years
Payson F. Swaffield 1956	President	2003	Vice President and Chief Income Investment Officer of EVM and BMR. Also Vice President of Calvert Research and Management (“CRM”).

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR. Also Vice President and officer of CRM.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President and officer of CRM.

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

During their respective tenures, the Trustees (except for Mmes. Frost and Sutherland and Messrs. Fetting, Gorman and Wennerholm) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); and eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).

(3)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Funds includes additional information about the Trustees and officers of the Funds and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

40

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

41

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Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

21124    1.31.18

Eaton Vance

TABS 5-to-15 Year Laddered Municipal Bond Fund

Annual Report

January 31, 2018

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report January 31, 2018

Eaton Vance

TABS 5-to-15 Year Laddered Municipal Bond Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	17 and 41

Federal Tax Information	18

Management and Organization	42

Important Notices	45

Eaton Vance

TABS 5-to-15 Year Laddered Municipal Bond Fund

January 31, 2018

Management’s Discussion of Fund Performance1

Economic and Market Conditions

The 12-month period that began on February 1, 2017 was characterized by a significant flattening of the municipal bond yield curve and a rally in longer-term bonds that lasted for most of the period.

Long-term interest rates were relatively stable in the opening month of the period, but then drifted downward from March through July 2017 — despite the Federal Reserve Board rate hikes in March and June 2017 that put upward pressure on short-term rates. Mixed U.S. economic data, including anemic inflation, put downward pressure on long-term rates that would increase as the period wore on. In August and early September 2017, increasing geopolitical tension between the U.S. and North Korea led to a “flight to quality” that drove investors toward the perceived safety of U.S. Treasurys. As a result, long-term rates declined further as Treasury prices rallied, and through October 2017, the municipal market rallied along with Treasurys.

In November and December 2017, however, the municipal market experienced considerable volatility after the GOP-controlled House and Senate released and then passed new tax legislation. The most significant change to the municipal market was the elimination of an issuer’s ability to refinance debt prior to its call date through the issuance of advanced refunding bonds — which accounted for just under 20% of new issuance over the past 10 years. As a result, December 2017 witnessed the largest-ever one-month issuance of new municipal debt, as issuers rushed to beat the December 31, 2017 deadline for issuing advanced refunding bonds. Demand, however, outweighed supply as investors sold short-maturity bonds to buy longer maturities in anticipation of significantly lower supply going forward. The net result was rising prices on longer-term debt that drove more dramatic flattening of the yield curve in December 2017.

As the period came to a close, bond prices reversed direction. In January 2018, signs of increasing inflation, higher wage growth, and fears that the new tax legislation might overheat the economy pushed interest rates up and caused longer-term bond prices to decline.

For the 12-month period ended January 31, 2018, the Bloomberg Barclays Municipal Bond Index,2 a broad measure of the asset class, returned 3.52%. For the period as a whole, the municipal bond yield curve flattened significantly. Rates rose for AAA-rated7 bonds with maturities of one-to-11 years and declined for issues with maturities of 12-to-30 years. On a price basis, longer maturities in general outperformed shorter maturities, and lower-rated bonds generally outperformed higher-rated issues. Across the curve, municipal bonds outperformed comparable U.S. Treasurys.

Fund Performance

For the fiscal year ended January 31, 2018, Eaton Vance TABS 5-to-15 Year Laddered Municipal Bond Fund (the Fund) Class A shares had a total return of 3.53% at net asset value (NAV), compared with a 3.45% return for the Fund’s primary benchmark, the Bloomberg Barclays 10 Year Municipal Bond Index (the Index), during the same period. The Index is unmanaged and its returns do not reflect the effect of any applicable sales charges, commissions, or expenses.

The Fund provides rules-based, approximately equal-weighted exposure in each year across the 5-to-15 year maturity portion of the yield curve, with the objective of seeking current income exempt from regular federal income tax. Management seeks to add incremental return through active security selection and in-depth credit analysis.

During the 12-month period ended January 31, 2018, security selection was the largest contributor to Fund performance versus the Index. Credit quality helped Fund performance relative to the Index as well. During the period when lower-rated bonds in general outperformed higher-rated issues, the Fund was overweight versus the Index in lower-quality A- and BBB-rated bonds and underweight in higher-quality AA bonds. Duration,8 or interest rate sensitivity, helped relative results as well. The Fund had a longer duration than the Index during the period when interest rates declined and prices rose for bonds with about 12 years or more remaining to maturity — and the Fund’s longer duration amplified exposure to longer maturities with better price performance and higher interest income.

The Fund’s yield curve positioning, although it differed from that of the Index, was not a significant factor in Fund performance versus the Index during the period. While the Fund was approximately equally weighted across the yield curve from 5 through 15 years, the Index was entirely positioned in the 8–11 year area of the curve. During the period ended January 31, 2018, the Fund’s out-of-Index bonds in the 5–7 year part of the curve generally underperformed the Index — but the Fund’s out-of-Index bonds in the 12–15 year part of the curve generally outperformed the Index. For the 12-month period as a whole, the net effect of yield curve positioning was approximately neutral.

The Fund’s lack of exposure to AMT (alternative minimum tax) bonds, an Index sector that performed strongly during the period, detracted from Fund performance versus the Index. AMT bonds comprised approximately 3.59% of the Index during the period; however, the Fund does not invest in AMT bonds.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

TABS 5-to-15 Year Laddered Municipal Bond Fund

January 31, 2018

Performance2,3

Portfolio Managers James H. Evans, CFA, Brian C. Barney, CFA and Christopher J. Harshman, CFA

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Since Inception

Class A at NAV	02/01/2010	02/01/2010	3.53%	3.65%	6.14%
Class A with 4.75% Maximum Sales Charge	—	—	–1.37	2.64	5.50
Class C at NAV	02/01/2010	02/01/2010	2.75	2.88	5.34
Class C with 1% Maximum Sales Charge	—	—	1.75	2.88	5.34
Class I at NAV	02/01/2010	02/01/2010	3.79	3.91	6.40
Bloomberg Barclays 10 Year Municipal Bond Index	—	—	3.45%	2.77%	4.37%
Bloomberg Barclays 15 Year Municipal Bond Index	—	—	4.51	3.37	4.96

% Total Annual Operating Expense Ratios[4]			Class A	Class C	Class I
Gross			0.72%	1.47%	0.47%
Net			0.65	1.40	0.40

% Distribution Rates/Yields[5]			Class A	Class C	Class I
Distribution Rate			1.71%	0.94%	1.96%
SEC 30-day Yield – Subsidized			1.61	0.94	1.94
SEC 30-day Yield – Unsubsidized			1.55	0.88	1.88

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	02/01/2010	$15,176	N.A.
Class I	$250,000	02/01/2010	$410,801	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

TABS 5-to-15 Year Laddered Municipal Bond Fund

January 31, 2018

Fund Profile6

Credit Quality (% of total investments)7

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

TABS 5-to-15 Year Laddered Municipal Bond Fund

January 31, 2018

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

Bloomberg Barclays Municipal Bond Index is an unmanaged index of municipal bonds traded in the U.S. Bloomberg Barclays 10 Year Municipal Bond Index is an unmanaged index of municipal bonds traded in the U.S. with maturities ranging from 8-12 years. Bloomberg Barclays 15 Year Municipal Bond Index is an unmanaged index of municipal bonds traded in the U.S. with maturities ranging from 12-17 years. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charges reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.

Effective April 15, 2015, the Fund changed its investment objective and investment strategy. Performance prior to April 15, 2015 reflects the Fund’s performance under its former investment objective and policies.

[4]

Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 5/31/18. Without the reimbursement, performance would have been lower. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]

The Distribution Rate is based on the Fund’s last regular distribution per share in the period (annualized) divided by the Fund’s NAV at the end of the period. The Fund’s distributions may be comprised of amounts characterized for federal income tax purposes as tax-exempt income, qualified and non-qualified ordinary dividends, capital gains and nondividend distributions, also known as return of capital. The Fund will determine the federal income tax character of distributions paid to a shareholder after the end of the calendar year. This is reported on the IRS form 1099-DIV and provided to the shareholder shortly after each year end. The Fund’s distributions are determined by the investment adviser based on its current assessment of the Fund’s long-term return potential. As portfolio and market conditions change, the rate of distributions paid by the Fund could change. SEC Yield is a standardized measure based on the estimated yield to maturity of a fund’s investments over a 30-day period and is based on the maximum offer price at the date specified. The SEC Yield is not based on the distributions made by the Fund, which may differ. Subsidized yield reflects the effect of fee waivers and expense reimbursements.

[6]

Fund primarily invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund and may also invest directly. Unless otherwise noted, references to investments are to the aggregate holdings of the Fund and the Portfolio.

[7]

Ratings are based on Moody’s, S&P or Fitch, as applicable. If securities are rated differently by the ratings agencies, the highest rating is applied. Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by S&P or Fitch (Baa or higher by Moody’s) are considered to be investment-grade quality. Credit ratings are based largely on the ratings agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. Holdings designated as “Not Rated” are not rated by the national ratings agencies stated above.

[8]

Duration is a measure of the expected change in price of a bond — in percentage terms — given a one percent change in interest rates, all else being constant. Securities with lower durations tend to be less sensitive to interest rate changes.

Fund profile subject to change due to active management.

5

Eaton Vance

TABS 5-to-15 Year Laddered Municipal Bond Fund

January 31, 2018

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2017 – January 31, 2018).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (8/1/17)	Ending Account Value (1/31/18)	Expenses Paid During Period* (8/1/17 – 1/31/18)		Annualized Expense Ratio
Actual
Class A	$1,000.00	$992.00	$3.26	**	0.65%
Class C	$1,000.00	$987.40	$7.01	**	1.40%
Class I	$1,000.00	$993.20	$2.01	**	0.40%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,021.90	$3.31	**	0.65%
Class C	$1,000.00	$1,018.10	$7.12	**	1.40%
Class I	$1,000.00	$1,023.20	$2.04	**	0.40%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on July 31, 2017. The Example reflects the expenses of both the Fund and the Portfolio.

**	Absent an allocation of certain expenses to an affiliate, expenses would be higher.

6

Eaton Vance

TABS 5-to-15 Year Laddered Municipal Bond Fund

January 31, 2018

Statement of Assets and Liabilities

Assets	January 31, 2018
Investment in 5-to-15 Year Laddered Municipal Bond Portfolio, at value (identified cost, $671,037,030)	$669,236,254
Receivable for Fund shares sold	3,489,980
Receivable from affiliate	25,027
Total assets	$672,751,261

Liabilities
Payable for Fund shares redeemed	$2,296,850
Distributions payable	181,200
Payable to affiliates:
Distribution and service fees	71,235
Accrued expenses	108,830
Total liabilities	$2,658,115
Net Assets	$670,093,146

Sources of Net Assets
Paid-in capital	$679,530,842
Accumulated undistributed net investment income	3,675
Accumulated net realized loss	(7,640,595)
Net unrealized depreciation from Portfolio	(1,800,776)
Total	$670,093,146

Class A Shares
Net Assets	$104,397,106
Shares Outstanding	8,621,156
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$12.11
Maximum Offering Price Per Share
(100 ÷ 95.25 of net asset value per share)	$12.71

Class C Shares
Net Assets	$55,476,491
Shares Outstanding	4,583,458
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$12.10

Class I Shares
Net Assets	$510,219,549
Shares Outstanding	42,165,582
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$12.10

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

7	See Notes to Financial Statements.

Eaton Vance

TABS 5-to-15 Year Laddered Municipal Bond Fund

January 31, 2018

Statement of Operations

Investment Income	Year Ended January 31, 2018
Interest allocated from Portfolio	$13,429,030
Expenses allocated from Portfolio	(1,997,352)
Total investment income from Portfolio	$11,431,678

Expenses
Distribution and service fees
Class A	$275,101
Class C	546,663
Trustees’ fees and expenses	500
Custodian fee	35,855
Transfer and dividend disbursing agent fees	219,673
Legal and accounting services	32,651
Printing and postage	37,744
Registration fees	146,098
Miscellaneous	17,656
Total expenses	$1,311,941
Deduct —
Allocation of expenses to affiliate	$203,820
Total expense reductions	$203,820

Net expenses	$1,108,121

Net investment income	$10,323,557

Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) —
Investment transactions	$(1,604,889)
Net realized loss	$(1,604,889)
Change in unrealized appreciation (depreciation) —
Investments	$7,218,825
Net change in unrealized appreciation (depreciation)	$7,218,825

Net realized and unrealized gain	$5,613,936

Net increase in net assets from operations	$15,937,493

8	See Notes to Financial Statements.

Eaton Vance

TABS 5-to-15 Year Laddered Municipal Bond Fund

January 31, 2018

Statements of Changes in Net Assets

	Year Ended January 31,
Increase (Decrease) in Net Assets	2018	2017
From operations —
Net investment income	$10,323,557	$6,041,848
Net realized loss	(1,604,889)	(6,007,974)
Net change in unrealized appreciation (depreciation)	7,218,825	(14,170,259)
Net increase (decrease) in net assets from operations	$15,937,493	$(14,136,385)
Distributions to shareholders —
From net investment income
Class A	$(1,893,427)	$(1,779,787)
Class C	(526,058)	(298,853)
Class I	(7,932,977)	(3,961,804)
Total distributions to shareholders	$(10,352,462)	$(6,040,444)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$51,288,825	$157,170,043
Class C	18,200,493	48,021,203
Class I	355,261,229	350,732,286
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	1,721,320	1,677,831
Class C	399,198	226,624
Class I	6,242,212	3,269,229
Cost of shares redeemed
Class A	(94,933,889)	(59,449,705)
Class C	(17,298,833)	(11,393,519)
Class I	(138,679,053)	(152,930,282)
Net increase in net assets from Fund share transactions	$182,201,502	$337,323,710
Other capital —
Portfolio transaction fee contributed to Portfolio	$(421,341)	$(642,954)
Portfolio transaction fee allocated from Portfolio	421,040	655,213
Net increase (decrease) in net assets from other capital	$(301)	$12,259

Net increase in net assets	$187,786,232	$317,159,140

Net Assets
At beginning of year	$482,306,914	$165,147,774
At end of year	$670,093,146	$482,306,914

Accumulated undistributed net investment income included in net assets
At end of year	$3,675	$3,674

9	See Notes to Financial Statements.

Eaton Vance

TABS 5-to-15 Year Laddered Municipal Bond Fund

January 31, 2018

Financial Highlights

	Class A
	Year Ended January 31,
	2018	2017		2016		2015		2014
Net asset value — Beginning of year	$11.900	$12.220		$12.080		$10.800		$11.560

Income (Loss) From Operations
Net investment income	$0.210	$0.175		$0.240		$0.293		$0.235
Net realized and unrealized gain (loss)	0.210	(0.320)		0.140		1.280		(0.407)

Total income (loss) from operations	$0.420	$(0.145)		$0.380		$1.573		$(0.172)

Less Distributions
From net investment income	$(0.210)	$(0.175)		$(0.240)		$(0.293)		$(0.235)
From net realized gain	—	—		—		—		(0.353)

Total distributions	$(0.210)	$(0.175)		$(0.240)		$(0.293)		$(0.588)

Net asset value — End of year	$12.110	$11.900		$12.220		$12.080		$10.800

Total Return(1)(2)	3.53%	(1.21)%		3.23%		14.75%		(1.25)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$104,397	$144,984		$51,806		$7,909		$5,362
Ratios (as a percentage of average daily net assets):(3)
Expenses(2)	0.65%	0.65%		0.67	%(4)	0.92	%(4)	0.96	%(5)
Net investment income	1.72%	1.41%		1.93%		2.59%		1.89%
Portfolio Turnover of the Portfolio(6)	35%	30	%(7)	—		—		—
Portfolio Turnover of the Fund	—	6	%(7)(8)	41%		122%		280%

(1)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(2)

The investment adviser and administrator of the Fund and the investment adviser of the Portfolio reimbursed certain operating expenses (equal to 0.05%, 0.07%, 0.18%, 0.56% and 0.49% of average daily net assets for the years ended January 31, 2018, 2017, 2016, 2015 and 2014, respectively). Absent this reimbursement, total return would be lower.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses for the period while the Fund was investing in the Portfolio.

(4)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(5)	Expenses after custodian fee reduction were 0.95%.

(6)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was investing in the Portfolio.

(7)	Not annualized.

(8)	For the period from February 1, 2016 through March 27, 2016 when the Fund was making investments directly in securities.

10	See Notes to Financial Statements.

Eaton Vance

TABS 5-to-15 Year Laddered Municipal Bond Fund

January 31, 2018

Financial Highlights — continued

	Class C
	Year Ended January 31,
	2018	2017		2016		2015		2014
Net asset value — Beginning of year	$11.890	$12.210		$12.070		$10.790		$11.550

Income (Loss) From Operations
Net investment income	$0.118	$0.082		$0.152		$0.208		$0.152
Net realized and unrealized gain (loss)	0.210	(0.320)		0.138		1.280		(0.406)

Total income (loss) from operations	$0.328	$(0.238)		$0.290		$1.488		$(0.254)

Less Distributions
From net investment income	$(0.118)	$(0.082)		$(0.150)		$(0.208)		$(0.153)
From net realized gain	—	—		—		—		(0.353)

Total distributions	$(0.118)	$(0.082)		$(0.150)		$(0.208)		$(0.506)

Net asset value — End of year	$12.100	$11.890		$12.210		$12.070		$10.790

Total Return(1)(2)	2.75%	(1.96)%		2.45%		13.92%		(1.99)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$55,476	$53,321		$18,594		$2,390		$2,132
Ratios (as a percentage of average daily net assets):(3)
Expenses(2)	1.40%	1.40%		1.42	%(4)	1.67	%(4)	1.71	%(5)
Net investment income	0.96%	0.66%		1.17%		1.85%		1.22%
Portfolio Turnover of the Portfolio(6)	35%	30	%(7)	—		—		—
Portfolio Turnover of the Fund	—	6	%(7)(8)	41%		122%		280%

(1)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(2)

The investment adviser and administrator of the Fund and the investment adviser of the Portfolio reimbursed certain operating expenses (equal to 0.05%, 0.07%, 0.18%, 0.56% and 0.49% of average daily net assets for the years ended January 31, 2018, 2017, 2016, 2015 and 2014, respectively). Absent this reimbursement, total return would be lower.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses for the period while the Fund was investing in the Portfolio.

(4)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(5)	Expenses after custodian fee reduction were 1.70%.

(6)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was investing in the Portfolio.

(7)	Not annualized.

(8)	For the period from February 1, 2016 through March 27, 2016 when the Fund was making investments directly in securities.

11	See Notes to Financial Statements.

Eaton Vance

TABS 5-to-15 Year Laddered Municipal Bond Fund

January 31, 2018

Financial Highlights — continued

	Class I
	Year Ended January 31,
	2018	2017		2016		2015		2014
Net asset value — Beginning of year	$11.890	$12.210		$12.070		$10.790		$11.550

Income (Loss) From Operations
Net investment income	$0.240	$0.206		$0.270		$0.322		$0.262
Net realized and unrealized gain (loss)	0.210	(0.320)		0.140		1.280		(0.407)

Total income (loss) from operations	$0.450	$(0.114)		$0.410		$1.602		$(0.145)

Less Distributions
From net investment income	$(0.240)	$(0.206)		$(0.270)		$(0.322)		$(0.262)
From net realized gain	—	—		—		—		(0.353)

Total distributions	$(0.240)	$(0.206)		$(0.270)		$(0.322)		$(0.615)

Net asset value — End of year	$12.100	$11.890		$12.210		$12.070		$10.790

Total Return(1)(2)	3.79%	(0.97)%		3.49%		15.05%		(1.02)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$510,220	$284,003		$94,748		$15,344		$9,690
Ratios (as a percentage of average daily net assets):(3)
Expenses(2)	0.40%	0.40%		0.42	%(4)	0.67	%(4)	0.71	%(5)
Net investment income	1.94%	1.66%		2.21%		2.83%		2.41%
Portfolio Turnover of the Portfolio(6)	35%	30	%(7)	—		—		—
Portfolio Turnover of the Fund	—	6	%(7)(8)	41%		122%		280%

(1)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(2)

The investment adviser and administrator of the Fund and the investment adviser of the Portfolio reimbursed certain operating expenses (equal to 0.05%, 0.07%, 0.18%, 0.56% and 0.49% of average daily net assets for the years ended January 31, 2018, 2017, 2016, 2015 and 2014, respectively). Absent this reimbursement, total return would be lower.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses for the period while the Fund was investing in the Portfolio.

(4)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(5)	Expenses after custodian fee reduction were 0.70%.

(6)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was investing in the Portfolio.

(7)	Not annualized.

(8)	For the period from February 1, 2016 through March 27, 2016 when the Fund was making investments directly in securities.

12	See Notes to Financial Statements.

Eaton Vance

TABS 5-to-15 Year Laddered Municipal Bond Fund

January 31, 2018

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance TABS 5-to-15 Year Laddered Municipal Bond Fund (the Fund) is a diversified series of Eaton Vance Municipals Trust II (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in 5-to-15 Year Laddered Municipal Bond Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (99.0% at January 31, 2018). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its taxable, if any, and tax-exempt net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. The Fund intends to satisfy conditions which will enable it to designate distributions from the interest income generated by the Portfolio’s investments in municipal obligations, which are exempt from regular federal income tax when received by the Portfolio, as exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item to shareholders.

As of January 31, 2018, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

F  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

G  Other — Investment transactions are accounted for on a trade date basis.

2  Distributions to Shareholders and Income Tax Information

The Fund declares dividends daily to shareholders of record at the time of declaration. Distributions are generally paid monthly. Distributions of realized capital gains are made at least annually. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP.

13

Eaton Vance

TABS 5-to-15 Year Laddered Municipal Bond Fund

January 31, 2018

Notes to Financial Statements — continued

As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended January 31, 2018 and January 31, 2017 was as follows:

	Year Ended January 31,
	2018	2017

Distributions declared from:
Tax-exempt income	$10,352,462	$6,040,444

During the year ended January 31, 2018, accumulated net realized loss was increased by $28,901, accumulated distributions in excess of net investment income was decreased by $28,906 and paid-in capital was decreased by $5 due to differences between book and tax accounting for the Fund’s investment in the Portfolio. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of January 31, 2018, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed tax-exempt income	$184,875
Deferred capital losses	$(7,556,929)
Net unrealized depreciation	$(1,884,442)
Other temporary differences	$(181,200)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to the Fund’s investment in the Portfolio and the timing of recognizing distributions to shareholders.

At January 31, 2018, the Fund, for federal income tax purposes, had deferred capital losses of $7,556,929 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at January 31, 2018, $7,556,929 are short-term.

3  Investment Adviser and Administration Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Eaton Vance Management (EVM) as compensation for investment advisory services rendered to the Fund. The fee is computed at an annual rate of 0.32% of the Fund’s average daily net assets that are not invested in other investment companies for which EVM or its affiliates serve as investment adviser and receive an advisory fee (“Direct Assets”) up to $1 billion and is payable monthly. On Direct Assets of $1 billion and over, the annual fee is reduced. For the year ended January 31, 2018, the Fund incurred no investment adviser fee on Direct Assets. To the extent the Fund’s assets are invested in the Portfolio, the Fund is allocated its share of the Portfolio’s investment adviser fee. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report. EVM also serves as the administrator of the Fund, but receives no compensation.

EVM has agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only) exceed 0.65%, 1.40% and 0.40% of the Fund’s average daily net assets for Class A, Class C and Class I, respectively. This agreement may be changed or terminated after May 31, 2018. Pursuant to this agreement, EVM was allocated $203,820 of the Fund’s operating expenses for the year ended January 31, 2018.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended January 31, 2018, EVM earned $3,173 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $53,560 as its portion of the sales charge on sales of Class A shares for the year ended January 31, 2018. EVD also received distribution and service fees from Class A and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund are officers of the above organizations.

14

Eaton Vance

TABS 5-to-15 Year Laddered Municipal Bond Fund

January 31, 2018

Notes to Financial Statements — continued

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended January 31, 2018 amounted to $275,101 for Class A shares.

The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended January 31, 2018, the Fund paid or accrued to EVD $409,997 for Class C shares.

Pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended January 31, 2018 amounted to $136,666 for Class C shares.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended January 31, 2018, the Fund was informed that EVD received approximately $37,000 and $20,000 of CDSCs paid by Class A and Class C shareholders, respectively.

6  Investment Transactions

For the year ended January 31, 2018, increases and decreases in the Fund’s investment in the Portfolio aggregated $210,592,729 and $38,444,617, respectively. In addition, a Portfolio transaction fee is imposed by the Portfolio on the combined daily inflows or outflows of the Fund and the Portfolio’s other investors as more fully described at Note 1H of the Portfolio’s Notes to Financial Statements included herein. Such fee is allocated to the Fund based on its pro-rata interest in the Portfolio. The amount of the Portfolio transaction fee imposed on the Fund, if any, and the allocation of such fee are presented as Other capital on the Statements of Changes in Net Assets.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended January 31,
Class A	2018	2017

Sales	4,186,392	12,740,940
Issued to shareholders electing to receive payments of distributions in Fund shares	141,070	137,317
Redemptions	(7,891,006)	(4,933,018)

Net increase (decrease)	(3,563,544)	7,945,239

	Year Ended January 31,
Class C	2018	2017

Sales	1,485,759	3,895,068
Issued to shareholders electing to receive payments of distributions in Fund shares	32,714	18,614
Redemptions	(1,417,974)	(953,318)

Net increase	100,499	2,960,364

15

Eaton Vance

TABS 5-to-15 Year Laddered Municipal Bond Fund

January 31, 2018

Notes to Financial Statements — continued

	Year Ended January 31,
Class I	2018	2017

Sales	29,164,225	28,596,918
Issued to shareholders electing to receive payments of distributions in Fund shares	510,962	267,417
Redemptions	(11,399,214)	(12,733,028)

Net increase	18,275,973	16,131,307

16

Eaton Vance

TABS 5-to-15 Year Laddered Municipal Bond Fund

January 31, 2018

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Municipals Trust II and Shareholders of Eaton Vance TABS 5-to-15 Year Laddered Municipal Bond Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Eaton Vance TABS 5-to-15 Year Laddered Municipal Bond Fund (the “Fund”) (one of the funds constituting Eaton Vance Municipals Trust II), as of January 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of January 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

March 21, 2018

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

17

Eaton Vance

TABS 5-to-15 Year Laddered Municipal Bond Fund

January 31, 2018

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2019 will show the tax status of all distributions paid to your account in calendar year 2018. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding exempt-interest dividends.

Exempt-Interest Dividends.  For the fiscal year ended January 31, 2018, the Fund designates 100.00% of distributions from net investment income as an exempt-interest dividend.

18

5-to-15 Year Laddered Municipal Bond Portfolio

January 31, 2018

Portfolio of Investments

Tax-Exempt Investments — 93.7%

Security	Principal Amount (000’s omitted)	Value

Bond Bank — 0.1%
New York Environmental Facilities Corp., Revolving Fund Revenue, 5.00%, 6/15/29	$50	$52,369
Oklahoma Water Resources Board, 4.00%, 10/1/31	795	874,556

		$926,925

Education — 5.0%
Alabama Public School and College Authority, 5.00%, 5/1/23	$500	$575,160
Alabama Public School and College Authority, 5.00%, 5/1/24	500	585,100
Brownsburg 1999 School Building Corp., IN, 5.00%, 2/5/24	235	272,273
Brownsburg 1999 School Building Corp., IN, 5.00%, 2/5/25	200	234,486
Brownsburg 1999 School Building Corp., IN, 5.00%, 2/5/26	565	668,288
Colorado Educational and Cultural Facilities Authority, (University of Denver), 4.00%, 3/1/30	150	161,967
Colorado Educational and Cultural Facilities Authority, (University of Denver), 4.00%, 3/1/31	260	278,603
Colorado Educational and Cultural Facilities Authority, (University of Denver), 4.00%, 3/1/32	2,205	2,353,771
Colorado School of Mines, 5.00%, 12/1/30	340	399,724
Colorado School of Mines, 5.00%, 12/1/31	360	421,895
Colorado State University, 4.00%, 3/1/33	2,000	2,156,780
Florida Higher Educational Facilities Financing Authority, (Nova Southeastern University), 5.00%, 4/1/28	400	456,908
Florida Higher Educational Facilities Financing Authority, (Nova Southeastern University), 5.00%, 4/1/29	1,000	1,136,850
Florida Higher Educational Facilities Financing Authority, (Nova Southeastern University), 5.00%, 4/1/30	750	848,010
Florida Higher Educational Facilities Financing Authority, (Nova Southeastern University), 5.00%, 4/1/31	250	281,523
Harris County Cultural Education Facilities Finance Corp., TX, (Baylor College of Medicine), 5.00%, 11/15/22	650	737,925
Kokomo-Center Schools Building Corp., IN, 5.00%, 1/15/23	430	485,986
Kokomo-Center Schools Building Corp., IN, 5.00%, 7/15/23	235	268,245
Kokomo-Center Schools Building Corp., IN, 5.00%, 1/15/24	450	515,880
Kokomo-Center Schools Building Corp., IN, 5.00%, 7/15/24	385	445,252
Kokomo-Center Schools Building Corp., IN, 5.00%, 7/15/25	540	630,472
Kokomo-Center Schools Building Corp., IN, 5.00%, 1/15/26	555	649,700
Kokomo-Center Schools Building Corp., IN, 5.00%, 7/15/26	500	588,870
Louisiana Public Facilities Authority, (Tulane University), 5.00%, 12/15/27	1,105	1,289,999
Lycoming County Authority, PA, (Pennsylvania College of Technology), 5.00%, 10/1/23	300	339,540
Lycoming County Authority, PA, (Pennsylvania College of Technology), 5.00%, 10/1/24	250	286,485
Metropolitan State University of Denver, CO, (Aerospace and Engineering Sciences Building), 4.00%, 12/1/28	715	779,665

Security	Principal Amount (000’s omitted)	Value

Education (continued)
Metropolitan State University of Denver, CO, (Aerospace and Engineering Sciences Building), 4.00%, 12/1/29	$400	$432,944
Metropolitan State University of Denver, CO, (Aerospace and Engineering Sciences Building), 4.00%, 12/1/30	225	241,729
Metropolitan State University of Denver, CO, (Aerospace and Engineering Sciences Building), 4.00%, 12/1/31	300	320,355
Metropolitan State University of Denver, CO, (Aerospace and Engineering Sciences Building), 5.00%, 12/1/27	625	737,912
New Hope Cultural Education Facilities Finance Corp., TX, (Texas A&M University - Cain Hall Redevelopment), 5.00%, 4/1/24	220	253,948
New Jersey Educational Facilities Authority, (Princeton University), 5.00%, 7/1/33	2,700	3,235,464
North Carolina Capital Facilities Finance Agency, (Davidson College), 5.00%, 3/1/29	200	223,146
Oregon Facilities Authority, (Linfield College), 5.00%, 10/1/23	100	113,973
Oregon Facilities Authority, (Linfield College), 5.00%, 10/1/26	150	171,503
Oregon Facilities Authority, (Linfield College), 5.00%, 10/1/27	425	481,253
Oregon Facilities Authority, (Reed College), 4.00%, 7/1/31	300	327,528
Oregon Facilities Authority, (Reed College), 4.00%, 7/1/32	250	271,435
Red River Education Financing Corp., TX, (Texas Christian University), 5.00%, 3/15/23	120	137,056
Red River Education Financing Corp., TX, (Texas Christian University), 5.00%, 3/15/24	100	116,133
Red River Education Financing Corp., TX, (Texas Christian University), 5.00%, 3/15/31	375	433,650
S.M. Educational Building Corp., MS, 5.00%, 9/1/25	250	294,613
Saginaw Valley State University, MI, 5.00%, 7/1/26	750	881,512
Saginaw Valley State University, MI, 5.00%, 7/1/27	750	873,517
Saginaw Valley State University, MI, 5.00%, 7/1/28	1,000	1,158,190
Tarrant County Cultural Education Facilities Finance Corp., TX, (Hendrick Medical Center), 5.00%, 9/1/22	520	582,889
Tarrant County Cultural Education Facilities Finance Corp., TX, (Hendrick Medical Center), 5.00%, 9/1/23	250	285,008
University of North Carolina at Charlotte, 4.00%, 10/1/33	500	538,180
University of Washington, 5.00%, 4/1/25(1)	2,500	2,966,650
Western Michigan University, 5.00%, 11/15/24	500	580,945

		$33,508,890

Electric Utilities — 2.0%
Brownsville, TX, Utilities System Revenue, 5.00%, 9/1/29	$1,000	$1,158,180
Energy Northwest, WA, Wind Project Revenue, 5.00%, 7/1/25	500	581,900
Energy Northwest, WA, Wind Project Revenue, 5.00%, 7/1/26	1,000	1,155,760
Fayetteville Public Works Commission, NC, 5.00%, 3/1/25	1,000	1,181,200
Garland, TX, Electric Utility System Revenue, 5.00%, 3/1/32	250	284,100
Lower Colorado River Authority, TX, (LCRA Transmission Services Corp.), 5.00%, 5/15/24	100	115,842

19	See Notes to Financial Statements.

5-to-15 Year Laddered Municipal Bond Portfolio

January 31, 2018

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Electric Utilities (continued)
Marquette Board of Light and Power, MI, 5.00%, 7/1/22	$230	$257,561
Marquette Board of Light and Power, MI, 5.00%, 7/1/23	450	510,525
Marquette Board of Light and Power, MI, 5.00%, 7/1/24	475	546,782
Marquette Board of Light and Power, MI, 5.00%, 7/1/25	345	399,741
Marquette Board of Light and Power, MI, 5.00%, 7/1/27	735	849,491
Minnesota Municipal Power Agency, 5.00%, 10/1/23	230	264,509
North Carolina Municipal Power Agency No. 1, (Catawba), 5.00%, 1/1/29	500	584,800
North Carolina Municipal Power Agency No. 1, (Catawba), 5.00%, 1/1/30	1,000	1,163,060
Public Power Generation Agency, NE, (Whelan Energy Center Unit 2), 5.00%, 1/1/23	1,325	1,497,541
Public Power Generation Agency, NE, (Whelan Energy Center Unit 2), 5.00%, 1/1/25	500	580,625
Redding Joint Powers Financing Authority, CA, Electric System Revenue, 4.00%, 6/1/23	125	136,190
Redding Joint Powers Financing Authority, CA, Electric System Revenue, 5.00%, 6/1/24	300	347,265
Redding Joint Powers Financing Authority, CA, Electric System Revenue, 5.00%, 6/1/26	250	291,675
Springfield Electric System Revenue, IL, 5.00%, 3/1/22	500	553,520
Springfield Electric System Revenue, IL, 5.00%, 3/1/27	250	284,583
Springfield Electric System Revenue, IL, 5.00%, 3/1/28	250	283,380
Springfield Electric System Revenue, IL, 5.00%, 3/1/29	250	282,188
Walnut Energy Center Authority, CA, 5.00%, 1/1/33	250	288,422

		$13,598,840

Escrowed / Prerefunded — 0.1%
Metropolitan Transportation Authority, NY, Prerefunded to 11/15/22, 5.00%, 11/15/41	$85	$97,670
Wisconsin Health and Educational Facilities Authority, (Ministry Health Care), Prerefunded to 8/15/22, 5.00%, 8/15/32	500	570,795

		$668,465

General Obligations — 30.6%
Adams 12 Five Star Schools, CO, 5.00%, 12/15/32	$2,500	$2,929,250
Addison, TX, 5.00%, 2/15/26	270	306,401
Agua Fria Union High School District No. 216, AZ, 4.00%, 7/1/29	175	191,466
Anchorage, AK, 5.00%, 9/1/23	750	862,252
Anchorage, AK, 5.00%, 9/1/24	250	291,830
Anchorage, AK, 5.00%, 9/1/25	750	882,697
Anchorage, AK, 5.00%, 9/1/27	780	922,155
Anne Arundel County, MD, 5.00%, 10/1/26	1,325	1,582,209
Arkansas, 4.00%, 6/1/28	500	545,175

Security	Principal Amount (000’s omitted)	Value

General Obligations (continued)
Avon, OH, 4.00%, 12/1/31	$590	$634,297
Bayfield School District No. 10 JT-R, CO, 5.00%, 12/1/32	1,250	1,451,050
Belding Area Schools, MI, 5.00%, 5/1/28	250	293,258
Belding Area Schools, MI, 5.00%, 5/1/30	250	290,643
Belton School District No. 124, MO, 5.50%, 3/1/32	500	612,515
Birmingham Public Schools, MI, 4.00%, 11/1/22	300	329,463
Boston, MA, 4.00%, 4/1/30	1,500	1,663,755
Boston, MA, 4.00%, 4/1/31	1,500	1,656,045
Brookline, MA, 4.00%, 3/1/30	185	204,616
Bryant School District No. 25, AR, 3.00%, 2/1/24	1,035	1,062,210
Bryant School District No. 25, AR, 3.00%, 2/1/25	1,065	1,084,788
Bryant School District No. 25, AR, 3.00%, 2/1/26	800	809,080
Burlington, VT, 5.00%, 11/1/23	450	514,003
Burlington, VT, 5.00%, 11/1/24	400	463,064
Burlington, VT, 5.00%, 11/1/25	400	464,820
Burlington, VT, 5.00%, 11/1/26	250	292,823
Burlington, VT, 5.00%, 11/1/27	225	261,830
Burlington, VT, 5.00%, 11/1/28	370	428,397
California, 4.00%, 9/1/26	750	846,892
California, 4.00%, 9/1/27	240	269,218
California, 4.00%, 9/1/28	150	164,844
California, 4.00%, 9/1/31	400	434,788
California, 5.00%, 8/1/24	1,500	1,769,895
California, 5.00%, 8/1/26	2,010	2,392,443
California, 5.00%, 8/1/32	1,590	1,869,983
California, 5.25%, 9/1/23	500	563,440
Central Dauphin School District, PA, 5.00%, 2/1/29	500	583,495
Chester County, PA, 4.00%, 11/15/33	2,100	2,291,772
Colonial School District, PA, 5.00%, 2/15/29	100	117,524
Colonial School District, PA, 5.00%, 2/15/31	100	116,775
Colonial School District, PA, 5.00%, 2/15/32	100	116,700
Colonial School District, PA, 5.00%, 2/15/33	200	232,804
Cook County School District No. 25, (Arlington Heights), IL, 5.00%, 12/15/29	1,000	1,156,390
Cook County School District No. 25, (Arlington Heights), IL, 5.00%, 12/15/30	2,000	2,301,000
Cook County School District No. 25, (Arlington Heights), IL, 5.00%, 12/15/31	1,000	1,147,990
Cook County School District No. 25, (Arlington Heights), IL, 5.00%, 12/15/32	630	720,607
Cuyahoga Community College District, OH, 4.00%, 2/1/27	1,000	1,088,440
Cuyahoga Community College District, OH, 4.00%, 2/1/28	750	809,062
Dare County, NC, Limited Obligation Bonds, 4.00%, 6/1/31	125	132,823
Deer Valley Unified School District No. 97, AZ, 5.00%, 7/1/23	250	288,298
Delaware County, OH, 4.00%, 12/1/27	150	164,900

20	See Notes to Financial Statements.

5-to-15 Year Laddered Municipal Bond Portfolio

January 31, 2018

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

General Obligations (continued)
Delaware County, OH, 4.00%, 12/1/28	$255	$276,749
Delaware County, OH, 4.00%, 12/1/29	175	188,647
Dowagiac Union School District, MI, 4.00%, 5/1/23	350	383,232
Dowagiac Union School District, MI, 4.00%, 5/1/24	250	275,358
Dowagiac Union School District, MI, 4.00%, 5/1/25	630	696,226
Dowagiac Union School District, MI, 4.00%, 5/1/26	350	385,878
DuPage and Cook Counties Community Consolidated School District No. 181, IL, 4.00%, 1/15/29	315	343,183
DuPage County Community Unit School District No. 200, IL, 4.00%, 11/1/22	1,500	1,630,215
Eagle-Vail Metropolitan District, CO, 4.00%, 12/1/29	75	82,754
Eagle-Vail Metropolitan District, CO, 4.00%, 12/1/30	175	192,143
Eagle-Vail Metropolitan District, CO, 4.00%, 12/1/32	210	229,253
Edgewood City School District, OH, 5.25%, 12/1/33	500	573,315
Edinburg, TX, 5.00%, 3/1/22	1,215	1,352,076
Edinburg, TX, 5.00%, 3/1/23	1,235	1,399,712
Edinburg, TX, 5.00%, 3/1/24	315	362,036
Edinburg, TX, 5.00%, 3/1/25	310	360,220
Ennis Independent School District, TX, (PSF Guaranteed), 5.00%, 8/15/22	500	567,990
Florida Board of Education, 2.70%, 6/1/27	1,800	1,819,872
Florida Board of Education, 4.00%, 6/1/31	1,210	1,314,992
Florida Board of Education, 4.00%, 6/1/33	2,905	3,134,902
Florida, (Department of Transportation), 5.00%, 7/1/28	2,945	3,586,715
Florida, (Department of Transportation), 5.00%, 7/1/29	2,500	3,025,975
Flower Mound, TX, 4.00%, 3/1/24	700	774,697
Flower Mound, TX, 4.00%, 3/1/27	1,000	1,092,700
Flower Mound, TX, 4.00%, 3/1/32	390	415,198
Flower Mound, TX, 4.00%, 3/1/33	350	371,329
Flower Mound, TX, 5.00%, 3/1/25	715	841,483
Flower Mound, TX, 5.00%, 3/1/26	960	1,142,333
Flower Mound, TX, 5.00%, 3/1/27	510	605,217
Frenship Independent School District, TX, 5.00%, 2/15/32	2,000	2,287,440
Frisco Independent School District, TX, (PSF Guaranteed), 4.00%, 8/15/30	400	432,848
Georgia, 5.00%, 2/1/32	1,000	1,189,670
Germantown, TN, 4.00%, 8/1/31	1,030	1,154,342
Germantown, TN, 4.00%, 8/1/33	290	322,683
Gladstone School District No. 115, Clackamas County, OR, 0.00%, 6/15/27	1,500	1,142,175
Glen Rock Board of Education, NJ, 5.00%, 9/1/30	250	292,280
Glen Rock Board of Education, NJ, 5.00%, 9/1/31	345	400,893
Granville Exempted Village School District, OH, 5.00%, 12/1/26	500	591,110
Harlandale Independent School District, TX, 5.00%, 8/1/29	845	986,808
Hawaii County, HI, 4.00%, 9/1/31	2,955	3,183,421

Security	Principal Amount (000’s omitted)	Value

General Obligations (continued)
Homewood, AL, 5.00%, 9/1/28	$2,000	$2,356,880
Homewood, AL, 5.00%, 9/1/29	2,000	2,346,840
Jourdanton Independent School District, TX, (PSF Guaranteed), 4.00%, 2/15/23	340	372,249
Jourdanton Independent School District, TX, (PSF Guaranteed), 4.00%, 2/15/24	340	376,237
Jourdanton Independent School District, TX, (PSF Guaranteed), 4.00%, 2/15/25	555	616,344
Jourdanton Independent School District, TX, (PSF Guaranteed), 4.00%, 2/15/26	500	557,760
Kane and DeKalb Counties Community Unit School District No. 301, IL, 3.00%, 1/1/22	195	199,271
Kane and DeKalb Counties Community Unit School District No. 301, IL, 3.00%, 1/1/23	200	204,036
Kane, Cook and DuPage Counties School District No. 46, IL, 5.00%, 1/1/29	1,000	1,136,620
Kane, McHenry, Cook and DeKalb Counties Community Unit School District No. 300, IL, 5.00%, 1/1/28	2,370	2,781,669
Kauai County, HI, 4.00%, 8/1/33	125	134,194
Kauai County, HI, 5.00%, 8/1/25	100	119,103
Kauai County, HI, 5.00%, 8/1/26	150	180,713
Kendall, Kane and Will Counties Community Unit School District No. 308, IL, 5.00%, 10/1/23	250	284,933
Kent, WA, 4.00%, 12/1/30	1,000	1,082,400
Lakeland, FL, 5.00%, 10/1/25	635	743,509
Lakeland, FL, 5.00%, 10/1/28	1,500	1,738,125
Lakeland, FL, 5.00%, 10/1/30	1,000	1,149,570
Lakewood, OH, 4.00%, 12/1/30	400	431,136
Lancaster City School District, OH, 0.00%, 10/1/33	1,000	587,910
Laredo Community College District, TX, 4.00%, 8/1/22	240	260,117
Laredo Community College District, TX, 5.00%, 8/1/23	165	188,983
Laredo Community College District, TX, 5.00%, 8/1/24	140	162,326
Laredo Community College District, TX, 5.00%, 8/1/25	110	128,449
Laredo Community College District, TX, 5.00%, 8/1/26	320	377,414
Leander Independent School District, TX, (PSF Guaranteed), 0.00%, 8/15/31	850	513,119
Lewisville Independent School District, TX, (PSF Guaranteed), 4.00%, 8/15/27	1,600	1,768,544
Little Rock School District, AR, 3.00%, 2/1/23	400	409,700
Los Angeles Community College District, CA, (Election of 2008), 4.00%, 8/1/33	2,000	2,164,220
Loudoun County, VA, 2.75%, 12/1/31	780	761,506
Lubbock, TX, 4.00%, 2/15/31	300	320,394
Marin Community College District, CA, 4.00%, 8/1/33	500	545,375
McKinney, TX, 5.00%, 8/15/23	2,000	2,316,360
McLean County Public Building Commission, IL, 5.00%, 12/1/28	200	231,892

21	See Notes to Financial Statements.

5-to-15 Year Laddered Municipal Bond Portfolio

January 31, 2018

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

General Obligations (continued)
Miami-Dade County School District, FL, 5.00%, 3/15/28	$300	$346,092
Miami-Dade County, FL, 5.00%, 7/1/29	1,000	1,168,210
Miamisburg City School District, OH, 4.00%, 12/1/31	300	319,710
Milpitas Unified School District, CA, (Election of 2012), 4.00%, 8/1/32	560	594,535
Minneapolis Special School District No. 1, MN, 3.00%, 2/1/23	250	260,500
Minneapolis-St. Paul Metropolitan Council, 4.00%, 3/1/28	2,000	2,257,920
Minnesota, 5.00%, 10/1/33	1,535	1,830,610
Monroe, NC, Limited Obligation Bonds, 3.00%, 3/1/23	500	520,590
Montgomery County, PA, 4.00%, 7/1/27	1,110	1,229,947
Mountain View-Los Altos Union High School District, CA, 0.00%, 8/1/27	175	134,510
New York, NY, 5.00%, 8/1/25	2,000	2,369,920
Newberry County, SC, 5.00%, 5/1/22	1,500	1,692,105
Newton, MA, 4.00%, 9/1/33	1,260	1,386,265
North Fond du Lac School District, WI, 4.00%, 4/1/25	1,240	1,368,117
North Royalton City School District, OH, 4.00%, 12/1/32	600	640,422
Oak Ridge, TN, 3.00%, 6/1/28	1,515	1,530,907
Oakland Schools Intermediate School District, MI, 5.00%, 5/1/25	920	1,086,262
Olentangy Local School District, OH, 4.00%, 12/1/27	415	453,699
Oregon, 1.65%, 6/1/23	185	179,848
Oregon, 1.70%, 12/1/23	260	251,573
Oregon, 1.85%, 6/1/24	155	150,800
Oregon, 1.90%, 12/1/24	365	353,820
Oregon, 2.05%, 6/1/25	300	294,765
Oregon, 2.15%, 12/1/23	735	737,800
Oregon, 2.20%, 6/1/24	1,565	1,569,585
Oregon, 2.25%, 12/1/24	1,000	1,004,410
Oregon, 2.35%, 6/1/25	365	367,201
Oregon, 2.40%, 12/1/25	1,050	1,045,516
Oregon, 2.50%, 6/1/26	1,625	1,604,460
Oregon, 2.55%, 12/1/26	980	967,740
Oregon, 2.55%, 6/1/28	425	425,327
Oregon, 2.60%, 12/1/28	175	174,340
Oregon, 3.10%, 12/1/33	2,500	2,426,625
Oregon, 5.00%, 6/1/27	310	374,331
Oregon, 5.00%, 12/1/27	325	391,011
Owen J. Roberts School District, PA, 4.00%, 5/15/29	750	790,140
Pasadena, TX, 4.00%, 2/15/28	500	542,730
Pasadena, TX, 4.00%, 2/15/29	250	269,700
Pasadena, TX, 4.00%, 2/15/30	500	537,410
Pasadena, TX, 4.00%, 2/15/31	750	803,640
Pendleton School District No. 16R, Umatilla County, OR, 0.00%, 6/15/27	1,060	806,395

Security	Principal Amount (000’s omitted)	Value

General Obligations (continued)
Penn Hills, PA, 5.00%, 12/1/27	$1,000	$1,174,450
Pennsylvania, 4.00%, 6/15/31	235	247,967
Pennsylvania, 5.00%, 7/1/24	650	747,812
Peoria, IL, 5.00%, 1/1/27	500	573,000
Pflugerville, TX, 5.00%, 8/1/26	100	119,200
Pflugerville, TX, 5.00%, 8/1/27	150	180,404
Pflugerville, TX, 5.00%, 8/1/29	100	119,062
Pflugerville, TX, 5.00%, 8/1/30	185	219,244
Pflugerville, TX, 5.00%, 8/1/31	245	289,453
Pflugerville, TX, 5.00%, 8/1/32	100	117,779
Pflugerville, TX, 5.00%, 8/1/33	150	175,986
Pittsburg Unified School District, CA, 5.00%, 8/1/28	1,095	1,326,187
Pittsburg Unified School District, CA, 5.00%, 8/1/29	1,150	1,383,093
Pittsburg Unified School District, CA, 5.00%, 8/1/30	1,160	1,385,411
Pittsburg Unified School District, CA, (Election of 2014), 5.00%, 8/1/30	420	501,614
Pittsburg Unified School District, CA, (Election of 2014), 5.00%, 8/1/31	370	439,508
Pittsburg Unified School District, CA, (Election of 2014), 5.00%, 8/1/32	670	792,174
Pleasant Prairie, WI, 2.00%, 9/1/23	1,000	979,650
Prosper Independent School District, TX, (PSF Guaranteed), 5.00%, 2/15/24	1,020	1,183,098
Ravenswood City School District, CA, (Election of 2016), 5.00%, 8/1/22	430	492,591
Ravenswood City School District, CA, (Election of 2016), 5.00%, 8/1/23	445	520,485
Ravenswood City School District, CA, (Election of 2016), 5.00%, 8/1/24	465	553,657
Ravenswood City School District, CA, (Election of 2016), 5.00%, 8/1/25	485	585,831
Ravenswood City School District, CA, (Election of 2016), 5.00%, 8/1/26	505	617,549
Ravenswood City School District, CA, (Election of 2016), 5.00%, 8/1/27	530	643,982
Ravenswood City School District, CA, (Election of 2016), 5.00%, 8/1/28	555	669,585
Ravenswood City School District, CA, (Election of 2016), 5.00%, 8/1/29	575	688,810
Rhode Island Health and Educational Building Corp., (Tiverton Public Schools), 5.00%, 5/15/26	1,000	1,179,460
Romeo Community Schools, MI, 5.00%, 5/1/25	1,000	1,171,250
Romeo Community Schools, MI, 5.00%, 5/1/26	1,270	1,493,863
Romeo Community Schools, MI, 5.00%, 5/1/29	1,000	1,167,380
Romeo Community Schools, MI, 5.00%, 5/1/30	700	813,799
Romulus, MI, 4.00%, 11/1/23	100	109,157
Romulus, MI, 4.00%, 11/1/24	400	439,636

22	See Notes to Financial Statements.

5-to-15 Year Laddered Municipal Bond Portfolio

January 31, 2018

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

General Obligations (continued)
Romulus, MI, 4.00%, 11/1/25	$400	$441,120
Romulus, MI, 4.00%, 11/1/26	500	547,345
Romulus, MI, 4.00%, 11/1/27	500	544,055
Romulus, MI, 4.00%, 11/1/28	500	540,065
Romulus, MI, 4.00%, 11/1/29	240	257,330
Romulus, MI, 4.00%, 11/1/30	250	266,980
Romulus, MI, 4.00%, 11/1/31	250	266,268
Romulus, MI, 4.00%, 11/1/32	300	318,882
Romulus, MI, 4.00%, 11/1/33	250	264,850
SCAGO Educational Facilities Corp. for Cherokee School District, SC, 5.00%, 12/1/22	500	568,480
SCAGO Educational Facilities Corp. for Cherokee School District, SC, 5.00%, 12/1/23	500	578,275
School District 27J, Adams and Weld Counties and City and County of Broomfield, CO, 4.00%, 12/1/30	750	811,222
School District 27J, Adams and Weld Counties and City and County of Broomfield, CO, 4.00%, 12/1/31	250	269,678
Seguin Independent School District, TX, (PSF Guaranteed), 4.00%, 8/15/29	400	436,380
Seguin Independent School District, TX, (PSF Guaranteed), 4.00%, 8/15/30	300	325,152
Seguin Independent School District, TX, (PSF Guaranteed), 4.00%, 8/15/31	200	215,920
Seward County Unified School District No. 480, KS, 5.00%, 9/1/29	2,000	2,303,020
Sherwood School District No. 88J, Washington, Clackamas and Yamhill Counties, OR, 0.00%, 6/15/33(1)	3,500	1,981,595
South Carolina, 2.00%, 4/1/24	1,000	990,800
South Texas College District, 5.00%, 8/15/30	1,295	1,480,107
Southfield Public Schools, MI, 5.00%, 5/1/25	1,100	1,288,375
Southfield Public Schools, MI, 5.00%, 5/1/27	1,000	1,187,060
Southwestern Community College District, CA, (Election of 2016), 4.00%, 8/1/31	500	546,240
Southwestern Community College District, CA, (Election of 2016), 4.00%, 8/1/33	575	621,719
Spring Independent School District, TX, (PSF Guaranteed), 5.00%, 8/15/24	500	587,120
Spring Independent School District, TX, (PSF Guaranteed), 5.00%, 8/15/26	735	882,955
St. Vrain Valley School District RE-1J, CO, 5.00%, 12/15/28	1,700	2,030,191
St. Vrain Valley School District RE-1J, CO, 5.00%, 12/15/29	1,000	1,187,240
Stamford, CT, 4.00%, 8/1/27	750	836,797
Sugar Land, TX, 5.00%, 2/15/26	555	660,333
Torrance Unified School District, CA, (Election of 2014), 5.00%, 8/1/30	515	610,847
Torrance Unified School District, CA, (Election of 2014), 5.00%, 8/1/31	450	531,864

Security	Principal Amount (000’s omitted)	Value

General Obligations (continued)
Trussville, AL, 5.00%, 10/1/31	$250	$283,655
Tuloso-Midway Independent School District, TX, (PSF Guaranteed), 4.00%, 8/15/27	510	565,575
Tuloso-Midway Independent School District, TX, (PSF Guaranteed), 4.00%, 8/15/28	530	585,062
Tuloso-Midway Independent School District, TX, (PSF Guaranteed), 4.00%, 8/15/29	545	598,083
Tuloso-Midway Independent School District, TX, (PSF Guaranteed), 4.00%, 8/15/30	570	622,252
Tuloso-Midway Independent School District, TX, (PSF Guaranteed), 5.00%, 8/15/22	395	448,341
Tuloso-Midway Independent School District, TX, (PSF Guaranteed), 5.00%, 8/15/23	415	479,230
Tuloso-Midway Independent School District, TX, (PSF Guaranteed), 5.00%, 8/15/24	435	510,216
Tuloso-Midway Independent School District, TX, (PSF Guaranteed), 5.00%, 8/15/25	460	544,783
Tuloso-Midway Independent School District, TX, (PSF Guaranteed), 5.00%, 8/15/26	485	570,724
Upper Merion Area School District, PA, 5.00%, 1/15/32	125	145,160
Virginia Resources Authority, (Pooled Financing Program), 5.00%, 11/1/25	600	717,156
Waupun School District, WI, 4.00%, 4/1/24	105	115,012
Waupun School District, WI, 4.00%, 4/1/26	400	436,104
Weatherford Independent School District, TX, (PSF Guaranteed), 0.00%, 2/15/23	150	134,753
Weatherford Independent School District, TX, (PSF Guaranteed), 0.00%, 2/15/24	150	131,129
Weatherford Independent School District, TX, (PSF Guaranteed), 0.00%, 2/15/25	750	634,102
Weatherford Independent School District, TX, (PSF Guaranteed), 0.00%, 2/15/29	250	177,453
Webster Groves School District, MO, 4.00%, 3/1/28	1,050	1,151,682
Webster Groves School District, MO, 4.00%, 3/1/30	500	543,110
West Chester Township, OH, 4.00%, 12/1/27	400	440,624
Will County Community Unit School District No. 365-U, IL, 4.00%, 1/1/30	750	794,332
Will County Community Unit School District No. 365-U, IL, 4.00%, 1/1/31	750	792,180
Williamson County, TX, 5.00%, 2/15/28	300	346,869
Wisconsin, 5.00%, 11/1/26	3,050	3,680,252
York County, PA, 5.00%, 6/1/27	1,225	1,427,039

		$207,180,901

Hospital — 11.0%
Berks County Industrial Development Authority, PA, (Tower Health), 4.00%, 11/1/33	$500	$512,985
Berks County Industrial Development Authority, PA, (Tower Health), 5.00%, 11/1/23	400	455,736

23	See Notes to Financial Statements.

5-to-15 Year Laddered Municipal Bond Portfolio

January 31, 2018

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Hospital (continued)
Berks County Industrial Development Authority, PA, (Tower Health), 5.00%, 11/1/24	$400	$460,648
Berks County Industrial Development Authority, PA, (Tower Health), 5.00%, 11/1/25	400	463,908
Berks County Industrial Development Authority, PA, (Tower Health), 5.00%, 11/1/28	750	865,642
Buffalo and Erie County Industrial Land Development Corp., NY, (Catholic Health System, Inc.), 5.00%, 7/1/25	250	290,950
California Health Facilities Financing Authority, (Adventist Health System/West), 4.00%, 3/1/27	100	106,611
California Health Facilities Financing Authority, (El Camino Hospital), 5.00%, 2/1/29	750	879,585
California Health Facilities Financing Authority, (Stanford Health Care), 5.00%, 11/15/33	2,000	2,366,760
Carroll City-County Hospital Authority, GA, (Tanner Medical Center, Inc.), 4.00%, 7/1/30	400	424,344
Carroll City-County Hospital Authority, GA, (Tanner Medical Center, Inc.), 4.00%, 7/1/31	450	475,682
Charlotte-Mecklenburg Hospital Authority, NC, 5.125%, 1/15/37	40	43,446
Clarke County Hospital Authority, GA, (Piedmont Healthcare, Inc.), 4.00%, 7/1/33	415	436,244
Colorado Health Facilities Authority, (Parkview Medical Center), 5.00%, 9/1/23	270	308,275
Colorado Health Facilities Authority, (Parkview Medical Center), 5.00%, 9/1/25	260	303,261
Colorado Health Facilities Authority, (Parkview Medical Center), 5.00%, 9/1/28	800	930,904
Idaho Health Facilities Authority, (Trinity Health Credit Group), 5.00%, 12/1/30	750	835,282
Illinois Finance Authority, (Mercy Health Corp.), 5.00%, 12/1/29	590	663,425
Illinois Finance Authority, (Riverside Health System), 5.00%, 11/15/24	1,070	1,231,645
Illinois Finance Authority, (Riverside Health System), 5.00%, 11/15/25	400	463,896
Illinois Finance Authority, (Riverside Health System), 5.00%, 11/15/26	500	582,170
Illinois Finance Authority, (Riverside Health System), 5.00%, 11/15/27	500	576,710
Illinois Finance Authority, (Rush University Medical Center), 5.00%, 11/15/31	1,000	1,127,190
Illinois Finance Authority, (Rush University Medical Center), 5.00%, 11/15/32	1,000	1,125,100
Indiana Finance Authority, (Community Foundation of Northwest Indiana Obligated Group), 5.00%, 9/1/24	500	577,370
Indiana Finance Authority, (Parkview Health), 5.00%, 11/1/23	1,000	1,163,260
Indiana Finance Authority, (Parkview Health), 5.00%, 11/1/24	500	583,500

Security	Principal Amount (000’s omitted)	Value

Hospital (continued)
Indiana Finance Authority, (Parkview Health), 5.00%, 11/1/26	$300	$359,109
Knox County Health, Educational and Housing Facility Board, TN, (University Health System, Inc.), 5.00%, 9/1/24	175	198,664
Knox County Health, Educational and Housing Facility Board, TN, (University Health System, Inc.), 5.00%, 9/1/30	1,000	1,130,100
Lehigh County General Purpose Authority, PA, (Lehigh Valley Health Network), 4.00%, 7/1/23	400	434,424
Lehigh County General Purpose Authority, PA, (Lehigh Valley Health Network), 5.00%, 7/1/22	350	391,314
Lehigh County General Purpose Authority, PA, (Lehigh Valley Health Network), 5.00%, 7/1/27	450	520,952
Louisiana Public Facilities Authority, (Ochsner Clinic Foundation), 5.00%, 5/15/23	150	170,847
Louisiana Public Facilities Authority, (Ochsner Clinic Foundation), 5.00%, 5/15/25	250	291,750
Louisiana Public Facilities Authority, (Ochsner Clinic Foundation), 5.00%, 5/15/26	250	288,880
Louisiana Public Facilities Authority, (Ochsner Clinic Foundation), 5.00%, 5/15/27	250	287,025
Louisville/Jefferson County Metro Government, KY, (Norton Healthcare, Inc.), 5.00%, 10/1/30	2,000	2,285,940
Louisville/Jefferson County Metro Government, KY, (Norton Healthcare, Inc.), 5.00%, 10/1/31	1,500	1,710,480
Louisville/Jefferson County Metro Government, KY, (Norton Healthcare, Inc.), 5.00%, 10/1/32	2,000	2,274,100
Maryland Health and Higher Educational Facilities Authority, (MedStar Health, Inc.), 5.00%, 8/15/31	1,000	1,125,330
Massachusetts Development Finance Agency, (Berkshire Retirement Community, Inc.), 5.00%, 7/1/25	595	704,807
Massachusetts Development Finance Agency, (South Shore Hospital), 5.00%, 7/1/24	550	632,060
Massachusetts Development Finance Agency, (South Shore Hospital), 5.00%, 7/1/26	500	585,620
Massachusetts Development Finance Agency, (South Shore Hospital), 5.00%, 7/1/27	500	577,885
Massachusetts Development Finance Agency, (South Shore Hospital), 5.00%, 7/1/28	500	575,065
Massachusetts Development Finance Agency, (South Shore Hospital), 5.00%, 7/1/29	210	240,349
Massachusetts Development Finance Agency, (South Shore Hospital), 5.00%, 7/1/30	330	375,854
Massachusetts Development Finance Agency, (South Shore Hospital), 5.00%, 7/1/31	250	283,748
Michigan Finance Authority, (Henry Ford Health System), 5.00%, 11/15/27	2,500	2,900,300
Michigan Finance Authority, (Sparrow Obligated Group), 5.00%, 11/15/24	500	587,495
Michigan Finance Authority, (Trinity Health Credit Group), 5.00%, 12/1/35	500	547,290

24	See Notes to Financial Statements.

5-to-15 Year Laddered Municipal Bond Portfolio

January 31, 2018

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Hospital (continued)
Missouri Health and Educational Facilities Authority, (CoxHealth), 5.00%, 11/15/31	$490	$554,048
Missouri Health and Educational Facilities Authority, (Saint Luke’s Health System), 5.00%, 11/15/31	1,000	1,134,950
Monongalia County Building Commission, WV, (Monongalia Health System Obligated Group), 5.00%, 7/1/23	500	565,255
Monongalia County Building Commission, WV, (Monongalia Health System Obligated Group), 5.00%, 7/1/24	500	571,095
New Hampshire Health and Education Facilities Authority, (Concord Hospital), 5.00%, 10/1/33	400	454,440
New Hanover County, NC, (New Hanover Regional Medical Center), 5.00%, 10/1/24	2,000	2,326,440
New Hanover County, NC, (New Hanover Regional Medical Center), 5.00%, 10/1/26	500	591,685
New Hanover County, NC, (New Hanover Regional Medical Center), 5.00%, 10/1/29	1,000	1,174,000
New Jersey Health Care Facilities Financing Authority, (Princeton HealthCare System), 5.00%, 7/1/22	800	891,576
New Jersey Health Care Facilities Financing Authority, (Princeton HealthCare System), 5.00%, 7/1/25	1,000	1,160,870
New Jersey Health Care Facilities Financing Authority, (Princeton HealthCare System), 5.00%, 7/1/26	550	643,726
New Jersey Health Care Facilities Financing Authority, (Princeton HealthCare System), 5.00%, 7/1/27	700	815,857
New Jersey Health Care Facilities Financing Authority, (Princeton HealthCare System), 5.00%, 7/1/28	700	811,846
New Jersey Health Care Facilities Financing Authority, (Princeton HealthCare System), 5.00%, 7/1/30	520	596,398
New Jersey Health Care Facilities Financing Authority, (Princeton HealthCare System), 5.00%, 7/1/31	700	798,931
New Mexico Hospital Equipment Loan Council, (Presbyterian Healthcare Services), 5.00%, 8/1/24	100	116,143
New York Dormitory Authority, (Memorial Sloan Kettering Cancer Center), 4.00%, 7/1/33	1,000	1,084,880
Norman Regional Hospital Authority, OK, 5.00%, 9/1/25	1,000	1,150,780
Norman Regional Hospital Authority, OK, 5.00%, 9/1/29	1,000	1,147,850
Northampton County General Purpose Authority, PA, (St. Luke’s University Health Network), 5.00%, 8/15/27	115	132,122
Northampton County General Purpose Authority, PA, (St. Luke’s University Health Network), 5.00%, 8/15/28	500	571,545
Ohio, (Cleveland Clinic Health System Obligated Group), 5.00%, 1/1/33	1,750	2,053,100
Ohio, (University Hospitals Health System, Inc.), 5.00%, 1/15/27	535	613,458
Ohio, (University Hospitals Health System, Inc.), 5.00%, 1/15/28	1,000	1,141,320
Ohio, (University Hospitals Health System, Inc.), 5.00%, 1/15/29	1,000	1,136,010

Security	Principal Amount (000’s omitted)	Value

Hospital (continued)
Ohio, (University Hospitals Health System, Inc.), 5.00%, 1/15/30	$1,000	$1,130,740
Ohio, (University Hospitals Health System, Inc.), 5.00%, 1/15/31	1,000	1,124,000
Richmond County Hospital Authority, GA, (University Health Services, Inc.), 5.00%, 1/1/24	630	725,420
Richmond County Hospital Authority, GA, (University Health Services, Inc.), 5.00%, 1/1/27	600	701,760
Richmond County Hospital Authority, GA, (University Health Services, Inc.), 5.00%, 1/1/28	1,000	1,163,060
Royal Oak Hospital Finance Authority, MI, (William Beaumont Hospital), 5.00%, 9/1/29	250	278,540
Southcentral Pennsylvania General Authority, (Hanover Hospital, Inc.), 4.00%, 12/1/30	150	150,998
Southcentral Pennsylvania General Authority, (Hanover Hospital, Inc.), 5.00%, 12/1/22	225	249,896
Southcentral Pennsylvania General Authority, (Hanover Hospital, Inc.), 5.00%, 12/1/24	300	339,765
St. Paul Housing and Redevelopment Authority, MN, (Fairview Health Services), 5.00%, 11/15/25	500	590,250
St. Paul Housing and Redevelopment Authority, MN, (Fairview Health Services), 5.00%, 11/15/33	800	928,160
St. Paul Housing and Redevelopment Authority, MN, (HealthPartners Obligated Group), 5.00%, 7/1/30	625	709,300
Stafford County Economic Development Authority, VA, (Mary Washington Healthcare Obligated Group), 5.00%, 6/15/21	100	108,873
Stafford County Economic Development Authority, VA, (Mary Washington Healthcare Obligated Group), 5.00%, 6/15/22	200	221,442
Stafford County Economic Development Authority, VA, (Mary Washington Healthcare Obligated Group), 5.00%, 6/15/23	300	336,816
Stafford County Economic Development Authority, VA, (Mary Washington Healthcare Obligated Group), 5.00%, 6/15/24	500	567,495
Vermont Educational and Health Buildings Financing Agency, (University of Vermont Medical Center), 5.00%, 12/1/23	55	63,071
Vermont Educational and Health Buildings Financing Agency, (University of Vermont Medical Center), 5.00%, 12/1/24	350	405,094
Vermont Educational and Health Buildings Financing Agency, (University of Vermont Medical Center), 5.00%, 12/1/25	335	391,360
Vermont Educational and Health Buildings Financing Agency, (University of Vermont Medical Center), 5.00%, 12/1/26	400	467,884
Vermont Educational and Health Buildings Financing Agency, (University of Vermont Medical Center), 5.00%, 12/1/27	305	354,538
Vermont Educational and Health Buildings Financing Agency, (University of Vermont Medical Center), 5.00%, 12/1/28	500	578,795
Vermont Educational and Health Buildings Financing Agency, (University of Vermont Medical Center), 5.00%, 12/1/30	400	459,204
Vermont Educational and Health Buildings Financing Agency, (University of Vermont Medical Center), 5.00%, 12/1/31	400	457,932

25	See Notes to Financial Statements.

5-to-15 Year Laddered Municipal Bond Portfolio

January 31, 2018

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Hospital (continued)
Wisconsin Health and Educational Facilities Authority, (Agnesian HealthCare, Inc.), 5.00%, 7/1/22	$220	$245,513
Wisconsin Health and Educational Facilities Authority, (Agnesian HealthCare, Inc.), 5.00%, 7/1/23	215	243,995
Wisconsin Health and Educational Facilities Authority, (Agnesian HealthCare, Inc.), 5.00%, 7/1/24	200	229,458
Wisconsin Health and Educational Facilities Authority, (Agnesian HealthCare, Inc.), 5.00%, 7/1/25	250	289,383
Wisconsin Health and Educational Facilities Authority, (Agnesian HealthCare, Inc.), 5.00%, 7/1/26	400	466,476
Wisconsin Health and Educational Facilities Authority, (Ascension Health Senior Credit Group), 5.00%, 11/15/33	650	680,868

		$74,632,328

Housing — 4.3%
Connecticut Housing Finance Authority, 3.60%, 11/15/30	$145	$145,622
Georgia Housing & Finance Authority, 3.65%, 12/1/32	1,000	1,026,750
Maine Housing Authority, 3.25%, 11/15/33	1,000	971,020
New York City Housing Development Corp., NY, 1.95%, 11/1/23	985	964,364
New York City Housing Development Corp., NY, 2.00%, 5/1/23	500	497,030
New York City Housing Development Corp., NY, 2.05%, 11/1/23	880	873,365
New York City Housing Development Corp., NY, 2.15%, 5/1/24	1,180	1,167,704
New York City Housing Development Corp., NY, 2.20%, 11/1/24	500	494,410
New York City Housing Development Corp., NY, 2.30%, 5/1/25	1,110	1,092,451
New York City Housing Development Corp., NY, 2.35%, 11/1/25	915	899,655
New York City Housing Development Corp., NY, 2.45%, 5/1/26	1,545	1,497,800
New York City Housing Development Corp., NY, 2.50%, 11/1/26	945	914,854
New York City Housing Development Corp., NY, 2.60%, 5/1/27	1,910	1,844,793
New York City Housing Development Corp., NY, 2.65%, 11/1/27	970	936,739
New York City Housing Development Corp., NY, 2.70%, 5/1/28	1,755	1,711,845
New York City Housing Development Corp., NY, 2.80%, 5/1/29	795	773,956
New York City Housing Development Corp., NY, 2.85%, 11/1/29	425	413,776
New York City Housing Development Corp., NY, 3.10%, 11/1/32	1,000	976,760
New York Housing Finance Agency, (FHLMC), (FNMA), (GNMA), 1.90%, 5/1/23	165	163,447
New York Housing Finance Agency, (FHLMC), (FNMA), (GNMA), 2.05%, 5/1/24	175	172,666
New York Housing Finance Agency, (FHLMC), (FNMA), (GNMA), 2.10%, 11/1/24	125	123,136
New York Housing Finance Agency, (FHLMC), (FNMA), (GNMA), 2.20%, 5/1/25	290	285,206
New York Housing Finance Agency, (FHLMC), (FNMA), (GNMA), 2.25%, 11/1/25	225	220,070
New York Housing Finance Agency, (FHLMC), (FNMA), (GNMA), 2.35%, 5/1/26	200	193,846
New York Housing Finance Agency, (FHLMC), (FNMA), (GNMA), 2.40%, 11/1/26	225	217,769

Security	Principal Amount (000’s omitted)	Value

Housing (continued)
New York Housing Finance Agency, (FHLMC), (FNMA), (GNMA), 2.45%, 5/1/27	$185	$179,012
New York Housing Finance Agency, (FHLMC), (FNMA), (GNMA), 2.50%, 11/1/27	140	135,139
New York Housing Finance Agency, (FHLMC), (FNMA), (GNMA), 2.60%, 5/1/28	110	107,377
New York Mortgage Agency, 1.75%, 4/1/24	250	244,112
New York Mortgage Agency, 1.95%, 10/1/25	650	627,848
Seattle Housing Authority, WA, 2.625%, 12/1/23(1)	610	615,411
Seattle Housing Authority, WA, 2.75%, 12/1/24(1)	780	786,763
Seattle Housing Authority, WA, 2.875%, 12/1/25(1)	900	907,209
Seattle Housing Authority, WA, 3.00%, 12/1/26(1)	920	926,376
Seattle Housing Authority, WA, 3.125%, 12/1/27(1)	935	940,881
Seattle Housing Authority, WA, 3.25%, 12/1/28(1)	715	722,186
Virginia Housing Development Authority, 1.70%, 5/1/22	845	832,342
Virginia Housing Development Authority, 1.85%, 5/1/23	820	815,916
Virginia Housing Development Authority, 1.95%, 11/1/23	295	292,613
Virginia Housing Development Authority, 2.25%, 5/1/25	170	169,432
Virginia Housing Development Authority, 2.40%, 5/1/26	420	426,157
Virginia Housing Development Authority, 2.55%, 5/1/27	730	724,627
Washington Housing Finance Commission, 2.05%, 6/1/24	310	312,387
Washington Housing Finance Commission, 2.25%, 6/1/25	355	359,562
Washington Housing Finance Commission, 2.30%, 12/1/25	130	131,585
Washington Housing Finance Commission, 2.40%, 6/1/26	105	105,446

		$28,941,415

Insured – Education — 0.0%(2)
Glendale Union High School District No. 205, AZ, (AGM), 3.00%, 7/1/23	$175	$182,380
Glendale Union High School District No. 205, AZ, (AGM), 3.00%, 7/1/24	115	119,913

		$302,293

Insured – Electric Utilities — 0.1%
Sienna Plantation Municipal Utility District No. 3, TX, (AGM), 5.00%, 3/1/30	$500	$560,805

		$560,805

Insured – General Obligations — 3.4%
Albertville, AL, (BAM), 4.00%, 6/1/28	$1,230	$1,298,511
Albertville, AL, (BAM), Series A, 4.00%, 6/1/30	1,605	1,687,674
Albertville, AL, (BAM), Series C, 4.00%, 6/1/30	610	641,421
Bellwood, IL, (AGM), 5.00%, 12/1/22	500	556,770
Bellwood, IL, (AGM), 5.00%, 12/1/23	1,000	1,129,030

26	See Notes to Financial Statements.

5-to-15 Year Laddered Municipal Bond Portfolio

January 31, 2018

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Insured – General Obligations (continued)
Collin County Municipal Utility District No. 1, TX, (AGM), 2.50%, 2/15/27	$300	$284,232
Collin County Municipal Utility District No. 1, TX, (AGM), 2.75%, 2/15/28	200	190,800
Collin County Municipal Utility District No. 1, TX, (AGM), 3.00%, 2/15/29	550	529,298
Collin County Municipal Utility District No. 1, TX, (AGM), 3.00%, 2/15/30	565	544,993
Collin County Municipal Utility District No. 1, TX, (AGM), 3.00%, 2/15/31	585	558,734
Crawford County Unified School District No. 250, KS, (BAM), 5.00%, 9/1/26	250	295,030
Fort Bend County Municipal Utility District No. 128, TX, (BAM), 3.00%, 9/1/29	650	638,111
Fort Bend County Municipal Utility District No. 128, TX, (BAM), 3.00%, 9/1/30	650	630,695
Fort Bend County Municipal Utility District No. 128, TX, (BAM), 3.125%, 9/1/31	750	730,897
Fort Bend County Municipal Utility District No. 128, TX, (BAM), 3.25%, 9/1/32	750	736,290
Fort Bend County Municipal Utility District No. 128, TX, (BAM), 3.25%, 9/1/33	750	728,490
Lakewood Township, NJ, (AGM), 4.00%, 11/1/24	1,155	1,270,962
Lakewood Township, NJ, (AGM), 4.00%, 11/1/25	1,175	1,298,398
Lakewood Township, NJ, (AGM), 4.00%, 11/1/26	1,250	1,386,087
New Britain, CT, (AGM), 5.00%, 3/1/32	1,000	1,132,430
New Britain, CT, (BAM), 5.00%, 3/1/23	550	623,634
New Britain, CT, (BAM), 5.00%, 3/1/24	550	632,462
New Britain, CT, (BAM), 5.00%, 3/1/25	395	459,267
New Britain, CT, (BAM), Escrowed to Maturity, 5.00%, 3/1/25	5	5,957
Northern Palm Beach County Improvement District, FL, (AGM), 5.00%, 8/1/23	250	283,840
Ogle and Winnebago Counties Community Unit School District No. 223, IL, (BAM), 4.00%, 12/1/25	470	502,416
Ogle and Winnebago Counties Community Unit School District No. 223, IL, (BAM), 5.00%, 12/1/21	190	209,656
Ogle and Winnebago Counties Community Unit School District No. 223, IL, (BAM), 5.00%, 12/1/22	320	358,656
Ogle and Winnebago Counties Community Unit School District No. 223, IL, (BAM), 5.00%, 12/1/23	400	453,232
Ogle and Winnebago Counties Community Unit School District No. 223, IL, (BAM), 5.00%, 12/1/24	325	371,329
Pocono Mountain School District, PA, (AGM), 4.00%, 9/1/25	1,720	1,893,393
Pocono Mountain School District, PA, (AGM), 4.00%, 9/1/27	690	753,307

		$22,816,002

Security	Principal Amount (000’s omitted)	Value

Insured – Hospital — 0.1%
Allegheny County Hospital Development Authority, PA, (UPMC Health System), (NPFG), 6.00%, 7/1/26	$500	$625,145

		$625,145

Insured – Lease Revenue / Certificates of Participation — 1.5%
Biloxi Public School District, MS, (BAM), 5.00%, 4/1/23	$1,000	$1,138,560
Biloxi Public School District, MS, (BAM), 5.00%, 4/1/25	1,500	1,756,320
Biloxi Public School District, MS, (BAM), 5.00%, 4/1/26	250	295,685
Biloxi Public School District, MS, (BAM), 5.00%, 4/1/28	500	580,950
Biloxi Public School District, MS, (BAM), 5.00%, 4/1/29	1,235	1,423,251
Clermont County Port Authority, OH, (West Clermont Local School District), (BAM), 5.00%, 12/1/26	250	289,947
Clermont County Port Authority, OH, (West Clermont Local School District), (BAM), 5.00%, 12/1/29	100	115,446
Highlands County School Board, FL, (BAM), 5.00%, 3/1/23	500	564,885
Highlands County School Board, FL, (BAM), 5.00%, 3/1/26	400	464,800
Highlands County School Board, FL, (BAM), 5.00%, 3/1/27	200	231,556
Pasco County School Board, FL, (BAM), 5.00%, 8/1/23	255	291,213
Pasco County School Board, FL, (BAM), 5.00%, 8/1/24	410	473,775
Pasco County School Board, FL, (BAM), 5.00%, 8/1/25	305	356,155
Pasco County School Board, FL, (BAM), 5.00%, 8/1/26	355	418,694
Pasco County School Board, FL, (BAM), 5.00%, 8/1/27	605	707,523
Pasco County School Board, FL, (BAM), 5.00%, 8/1/28	410	476,445
Pasco County School Board, FL, (BAM), 5.00%, 8/1/29	510	587,658

		$10,172,863

Insured – Special Tax Revenue — 0.1%
Successor Agency to Yuba City Redevelopment Agency, CA, (AGM), 5.00%, 9/1/24	$115	$134,625
Successor Agency to Yuba City Redevelopment Agency, CA, (AGM), 5.00%, 9/1/25	420	496,545

		$631,170

Insured – Transportation — 0.5%
New Brunswick Parking Authority, NJ, (BAM), 5.00%, 9/1/22	$840	$944,278
New Brunswick Parking Authority, NJ, (BAM), 5.00%, 9/1/23	440	502,374
New Brunswick Parking Authority, NJ, (BAM), 5.00%, 9/1/24	350	404,621
New Brunswick Parking Authority, NJ, (BAM), 5.00%, 9/1/25	500	583,195
New Brunswick Parking Authority, NJ, (BAM), 5.00%, 9/1/26	320	373,005
New Brunswick Parking Authority, NJ, (BAM), 5.00%, 9/1/27	375	435,994

		$3,243,467

27	See Notes to Financial Statements.

5-to-15 Year Laddered Municipal Bond Portfolio

January 31, 2018

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Insured – Water and Sewer — 0.1%
Gulf Coast Waste Disposal Authority, TX, (AGM), 5.00%, 10/1/22	$250	$281,570
Gulf Coast Waste Disposal Authority, TX, (AGM), 5.00%, 10/1/24	150	173,981
Gulf Coast Waste Disposal Authority, TX, (AGM), 5.00%, 10/1/30	250	288,810
Weatherford, TX, Utility System Revenue, (AGM), 5.00%, 9/1/22	100	112,740

		$857,101

Lease Revenue / Certificates of Participation — 8.4%
Adams County, CO, Certificates of Participation, 4.00%, 12/1/28	$1,000	$1,083,090
Broward County School Board, FL, 5.00%, 7/1/25	500	589,660
Broward County School Board, FL, 5.00%, 7/1/27	500	594,725
Broward County School Board, FL, 5.00%, 7/1/29	500	589,325
Broward County School Board, FL, 5.00%, 7/1/30	400	463,600
Broward County School Board, FL, 5.00%, 7/1/31	600	694,914
Broward County School Board, FL, 5.00%, 7/1/33	2,500	2,889,600
Broward County School Board, FL, Series A, 5.00%, 7/1/23	500	574,655
Broward County School Board, FL, Series A, 5.00%, 7/1/24	1,250	1,459,912
Broward County School Board, FL, Series C, 5.00%, 7/1/23	2,500	2,873,275
Broward County School Board, FL, Series C, 5.00%, 7/1/24	2,000	2,335,860
California Public Works Board, 4.00%, 12/1/31	1,000	1,071,460
California Public Works Board, 5.00%, 11/1/27	1,000	1,197,900
California Public Works Board, 5.00%, 11/1/28	1,000	1,191,830
California Public Works Board, 5.00%, 11/1/29	1,000	1,184,930
Canadian County Educational Facilities Authority, OK, (Mustang Public Schools), 5.00%, 9/1/26	500	588,800
Canadian County Educational Facilities Authority, OK, (Mustang Public Schools), 5.00%, 9/1/27	500	585,455
Charleston Educational Excellence Financing Corp., SC, (Charleston County School District), 5.00%, 12/1/30	2,250	2,572,267
Cleveland County Educational Facilities Authority, OK, (Noble Public Schools), 5.00%, 9/1/25	300	349,467
Colorado Department of Transportation, 5.00%, 6/15/30	350	408,223
Colorado Department of Transportation, 5.00%, 6/15/31	310	360,310
Costa Mesa Financing Authority, CA, 5.00%, 10/1/30	165	198,485
Costa Mesa Financing Authority, CA, 5.00%, 10/1/31	185	221,147
Costa Mesa Financing Authority, CA, 5.00%, 10/1/32	155	184,414
Costa Mesa Financing Authority, CA, 5.00%, 10/1/33	150	177,626
Cuyahoga County, OH, (Convention Hotel), 5.00%, 12/1/26	250	283,400
Eagle County, CO, Certificates of Participation, 5.00%, 12/1/26	200	234,886
Fountain Valley Public Financing Authority, CA, 4.00%, 11/1/22	515	568,545
Fountain Valley Public Financing Authority, CA, 4.00%, 11/1/23	135	150,831
Fountain Valley Public Financing Authority, CA, 4.00%, 11/1/24	550	620,576

Security	Principal Amount (000’s omitted)	Value

Lease Revenue / Certificates of Participation (continued)
Fountain Valley Public Financing Authority, CA, 4.00%, 11/1/25	$570	$647,047
Fountain Valley Public Financing Authority, CA, 4.00%, 11/1/26	595	666,775
Fountain Valley Public Financing Authority, CA, 4.00%, 11/1/27	620	687,927
Fountain Valley Public Financing Authority, CA, 4.00%, 11/1/28	645	709,610
Fountain Valley Public Financing Authority, CA, 4.00%, 11/1/29	675	736,857
Fountain Valley Public Financing Authority, CA, 4.00%, 11/1/30	700	759,304
Kentucky Property and Buildings Commission, 5.00%, 4/1/27	1,710	1,992,612
Lee County School Board, FL, Certificates of Participation, 5.00%, 8/1/32	1,495	1,708,172
Medina City School District, OH, 5.00%, 12/1/23	350	402,101
Medina City School District, OH, 5.00%, 12/1/24	400	464,876
Oklahoma Development Finance Authority, (State System of Higher Education), 4.00%, 6/1/29	855	918,886
Orange County School Board, FL, 5.00%, 8/1/26	2,000	2,387,400
Orange County School Board, FL, 5.00%, 8/1/32	1,935	2,228,152
Pennington County, SD, Certificates of Participation, 5.00%, 6/1/26	1,235	1,444,197
Pennington County, SD, Certificates of Participation, 5.00%, 6/1/27	1,300	1,512,628
Pinellas County School Board, FL, 5.00%, 7/1/33	500	578,805
Plymouth Intermediate District No. 287, MN, Certificates of Participation, 5.00%, 2/1/30	885	1,028,972
Public Finance Authority, WI, (KU Campus Development Corp.), 5.00%, 3/1/29	500	573,980
Riverside County Public Financing Authority, CA, 5.00%, 11/1/27	850	999,447
Riverside County Public Financing Authority, CA, 5.00%, 11/1/28	950	1,110,465
San Francisco City and County, CA, (City Office Buildings), 4.00%, 9/1/29	1,075	1,162,569
South Dakota Building Authority, 5.00%, 6/1/26	500	594,705
South Dakota Building Authority, 5.00%, 6/1/27	635	726,192
South Dakota Building Authority, 5.00%, 6/1/28	210	243,283
South Dakota Building Authority, Series 2015B, 5.00%, 6/1/30	200	230,400
South Dakota Building Authority, Series 2017A, 5.00%, 6/1/30	900	1,059,939
St. Charles County Public Water Supply District No. 2, MO, 3.00%, 12/1/24	650	671,281
Tulsa County Industrial Authority, OK, (Broken Arrow Public Schools), 5.00%, 9/1/23	500	576,825
Washington, Certificates of Participation, 5.00%, 7/1/32	2,875	3,351,157

		$56,473,732

Other Revenue — 2.7%
Citizens Property Insurance Corp., FL, 5.00%, 6/1/22	$300	$334,311
District of Columbia, (National Public Radio, Inc.), 5.00%, 4/1/28	1,000	1,157,160

28	See Notes to Financial Statements.

5-to-15 Year Laddered Municipal Bond Portfolio

January 31, 2018

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Other Revenue (continued)
District of Columbia, (National Public Radio, Inc.), 5.00%, 4/1/29	$1,000	$1,150,080
District of Columbia, (National Public Radio, Inc.), 5.00%, 4/1/30	1,000	1,143,830
Fulton County Development Authority, GA, (Robert W. Woodruff Arts Center, Inc.), 5.00%, 3/15/24	600	685,710
Hyland Hills Park & Recreation District, CO, 5.00%, 12/15/24	150	173,838
Hyland Hills Park & Recreation District, CO, 5.00%, 12/15/25	155	181,314
Hyland Hills Park & Recreation District, CO, 5.00%, 12/15/26	150	176,916
Louisiana Local Government Environmental Facilities and Community Development Authority, (Jefferson Parish), 5.00%, 4/1/27	500	582,140
Louisiana Local Government Environmental Facilities and Community Development Authority, (Jefferson Parish), 5.00%, 4/1/29	500	575,825
Metro, OR, (Oregon Convention Center Hotel), 5.00%, 6/15/23	250	286,763
Metro, OR, (Oregon Convention Center Hotel), 5.00%, 6/15/24	335	390,238
Metro, OR, (Oregon Convention Center Hotel), 5.00%, 6/15/26	195	231,765
Metro, OR, (Oregon Convention Center Hotel), 5.00%, 6/15/27	210	251,664
Mississippi Development Bank, Special Obligation Bond, (Jackson Public School District), 5.00%, 4/1/25	1,270	1,473,416
Rhode Island Health and Educational Building Corp., (Barrington), 4.00%, 5/15/32	1,000	1,077,970
Rhode Island Health and Educational Building Corp., (Barrington), 5.00%, 5/15/28	1,060	1,281,286
Scotland County, NC, Limited Obligation Bonds, 5.00%, 12/1/23	570	655,859
Scotland County, NC, Limited Obligation Bonds, 5.00%, 12/1/24	155	180,350
Scotland County, NC, Limited Obligation Bonds, 5.00%, 12/1/25	270	317,096
Scotland County, NC, Limited Obligation Bonds, 5.00%, 12/1/28	505	600,359
Scotland County, NC, Limited Obligation Bonds, 5.00%, 12/1/29	255	301,706
Scotland County, NC, Limited Obligation Bonds, 5.00%, 12/1/31	425	499,260
Spartanburg County School District No. 7, SC, Special Obligation Bonds, 5.00%, 12/1/24	500	584,525
Wisconsin, Environmental Improvement Fund Revenue, 5.00%, 6/1/31	2,500	2,932,625
Wisconsin, Environmental Improvement Fund Revenue, 5.00%, 6/1/32	1,000	1,170,120

		$18,396,126

Senior Living / Life Care — 3.4%
Buffalo and Erie County Industrial Land Development Corp., NY, (Orchard Park CCRC, Inc.), 5.00%, 11/15/28	$50	$56,673

Security	Principal Amount (000’s omitted)	Value

Senior Living / Life Care (continued)
Buffalo and Erie County Industrial Land Development Corp., NY, (Orchard Park CCRC, Inc.), 5.00%, 11/15/30	$100	$112,314
California Statewide Communities Development Authority, (American Baptist Homes of the West), 5.00%, 10/1/22	250	283,352
California Statewide Communities Development Authority, (American Baptist Homes of the West), 5.00%, 10/1/25	100	116,576
Cumberland County Municipal Authority, PA, (Diakon Lutheran Social Ministries), 2.50%, 1/1/26	640	620,678
Cumberland County Municipal Authority, PA, (Diakon Lutheran Social Ministries), 5.00%, 1/1/25	1,175	1,332,485
Cumberland County Municipal Authority, PA, (Diakon Lutheran Social Ministries), 5.00%, 1/1/27	1,035	1,176,712
Cumberland County Municipal Authority, PA, (Diakon Lutheran Social Ministries), 5.00%, 1/1/30	645	722,716
Cumberland County Municipal Authority, PA, (Diakon Lutheran Social Ministries), 5.00%, 1/1/31	500	558,395
East Hempfield Township Industrial Development Authority, PA, (Willow Valley Communities), 5.00%, 12/1/21	250	281,652
East Hempfield Township Industrial Development Authority, PA, (Willow Valley Communities), 5.00%, 12/1/31	250	284,840
Fulton County Residential Care Facilities for the Elderly Authority, GA, (Lenbrook Square Foundation, Inc.), 4.00%, 7/1/24	630	685,673
Fulton County Residential Care Facilities for the Elderly Authority, GA, (Lenbrook Square Foundation, Inc.), 4.00%, 7/1/26	500	540,460
Glendale Industrial Development Authority, AZ, (Royal Oaks Life Care Community), 4.00%, 5/15/24	675	743,033
Glendale Industrial Development Authority, AZ, (Royal Oaks Life Care Community), 4.00%, 5/15/25	500	549,660
Illinois Finance Authority, (Presbyterian Homes Obligated Group), 5.00%, 5/1/21	325	356,356
Illinois Finance Authority, (Presbyterian Homes Obligated Group), 5.00%, 5/1/22	225	251,276
Illinois Finance Authority, (Presbyterian Homes Obligated Group), 5.00%, 5/1/23	225	255,695
Illinois Finance Authority, (Presbyterian Homes Obligated Group), 5.00%, 5/1/24	480	551,386
Illinois Finance Authority, (Presbyterian Homes Obligated Group), 5.00%, 11/1/24	200	231,936
Illinois Finance Authority, (Presbyterian Homes Obligated Group), 5.00%, 11/1/27	250	291,132
Illinois Finance Authority, (Presbyterian Homes Obligated Group), 5.00%, 11/1/28	250	289,040
Illinois Finance Authority, (Presbyterian Homes Obligated Group), 5.00%, 11/1/31	250	284,700
Missouri Health and Educational Facilities Authority, (Lutheran Senior Services), 3.00%, 2/1/27	1,000	985,240

29	See Notes to Financial Statements.

5-to-15 Year Laddered Municipal Bond Portfolio

January 31, 2018

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Senior Living / Life Care (continued)
Missouri Health and Educational Facilities Authority, (Lutheran Senior Services), 5.00%, 2/1/23	$600	$663,516
Missouri Health and Educational Facilities Authority, (Lutheran Senior Services), 5.00%, 2/1/24	440	492,584
Missouri Health and Educational Facilities Authority, (Lutheran Senior Services), 5.00%, 2/1/26	385	437,044
Missouri Health and Educational Facilities Authority, (Lutheran Senior Services), 5.00%, 2/1/28	250	279,660
Missouri Health and Educational Facilities Authority, (Lutheran Senior Services), 5.00%, 2/1/29	600	668,508
Missouri Health and Educational Facilities Authority, (Lutheran Senior Services), 5.00%, 2/1/30	200	222,094
Missouri Health and Educational Facilities Authority, (Lutheran Senior Services), 5.00%, 2/1/31	250	276,697
New Hope Cultural Education Facilities Finance Corp., TX, (Westminster), 5.00%, 11/1/22	175	194,628
New Hope Cultural Education Facilities Finance Corp., TX, (Westminster), 5.00%, 11/1/23	200	225,236
New Hope Cultural Education Facilities Finance Corp., TX, (Westminster), 5.00%, 11/1/28	590	653,968
New Hope Cultural Education Facilities Finance Corp., TX, (Westminster), 5.00%, 11/1/31	410	448,983
North Carolina Medical Care Commission, (United Methodist Retirement Homes), 3.00%, 10/1/28	150	148,913
North Carolina Medical Care Commission, (United Methodist Retirement Homes), 5.00%, 10/1/23	150	170,279
North Carolina Medical Care Commission, (United Methodist Retirement Homes), 5.00%, 10/1/24	150	171,695
North Carolina Medical Care Commission, (United Methodist Retirement Homes), 5.00%, 10/1/25	100	114,293
North Carolina Medical Care Commission, (United Methodist Retirement Homes), 5.00%, 10/1/26	100	113,441
North Carolina Medical Care Commission, (United Methodist Retirement Homes), 5.00%, 10/1/27	50	56,467
North Carolina Medical Care Commission, (United Methodist Retirement Homes), 5.00%, 10/1/29	125	139,908
North Carolina Medical Care Commission, (United Methodist Retirement Homes), 5.00%, 10/1/32	225	249,467
North Carolina Medical Care Commission, (United Methodist Retirement Homes), Series 2016A, 5.00%, 10/1/30	200	226,558
North Carolina Medical Care Commission, (United Methodist Retirement Homes), Series 2016A, 5.00%, 10/1/31	675	760,826
North Carolina Medical Care Commission, (United Methodist Retirement Homes), Series 2017A, 5.00%, 10/1/30	250	278,980
North Carolina Medical Care Commission, (United Methodist Retirement Homes), Series 2017A, 5.00%, 10/1/31	175	194,609
Sarasota County Health Facilities Authority, FL, (Village on the Isle), 5.00%, 1/1/22	375	412,830

Security	Principal Amount (000’s omitted)	Value

Senior Living / Life Care (continued)
Sarasota County Health Facilities Authority, FL, (Village on the Isle), 5.00%, 1/1/23	$865	$968,644
Sarasota County Health Facilities Authority, FL, (Village on the Isle), 5.00%, 1/1/25	750	848,512
Warren County, OH, (Otterbein Homes Obligated Group), 5.00%, 7/1/23	200	228,322
Warren County, OH, (Otterbein Homes Obligated Group), 5.00%, 7/1/27	250	292,602
Warren County, OH, (Otterbein Homes Obligated Group), 5.00%, 7/1/29	440	508,539
Warren County, OH, (Otterbein Homes Obligated Group), 5.00%, 7/1/30	475	546,692
Warren County, OH, (Otterbein Homes Obligated Group), 5.00%, 7/1/31	470	539,052

		$23,095,527

Special Tax Revenue — 6.4%
Atlanta Development Authority, GA, (New Downtown Atlanta Stadium), 5.00%, 7/1/26	$100	$116,968
Atlanta, GA, (Atlantic Station), Tax Allocation Increments, 5.00%, 12/1/23	1,000	1,135,980
Atlanta, GA, (Atlantic Station), Tax Allocation Increments, 5.00%, 12/1/24	880	1,010,777
Atlanta, GA, Tax Allocation Increments, 5.00%, 1/1/23	260	292,050
Atlanta, GA, Tax Allocation Increments, 5.00%, 1/1/24	115	130,779
Atlanta, GA, Tax Allocation Increments, 5.00%, 1/1/25	150	171,929
Atlanta, GA, Tax Allocation Increments, 5.00%, 1/1/27	300	345,861
Atlanta, GA, Tax Allocation Increments, 5.00%, 1/1/28	300	344,256
Atlanta, GA, Tax Allocation Increments, 5.00%, 1/1/29	100	114,221
Cape Coral, FL, Special Obligation Bonds, 5.00%, 10/1/22	500	566,940
Cape Coral, FL, Special Obligation Bonds, 5.00%, 10/1/23	500	577,615
Cleveland, OH, Income Tax Revenue, (Bridges and Roadways Improvements), 4.00%, 10/1/23	125	136,430
Cleveland, OH, Income Tax Revenue, (Bridges and Roadways Improvements), 4.00%, 10/1/24	200	218,434
Cleveland, OH, Income Tax Revenue, (Bridges and Roadways Improvements), 4.00%, 10/1/25	225	245,772
Cleveland, OH, Income Tax Revenue, (Bridges and Roadways Improvements), 4.00%, 10/1/26	250	272,930
Cleveland, OH, Income Tax Revenue, (Bridges and Roadways Improvements), 4.00%, 10/1/27	465	507,417
Cleveland, OH, Income Tax Revenue, (Bridges and Roadways Improvements), 4.00%, 10/1/28	400	432,280
Cleveland, OH, Income Tax Revenue, (Bridges and Roadways Improvements), 4.00%, 10/1/29	250	268,873
Cleveland, OH, Income Tax Revenue, (Parks and Recreation Facilities Improvements), 4.00%, 10/1/24	420	458,711

30	See Notes to Financial Statements.

5-to-15 Year Laddered Municipal Bond Portfolio

January 31, 2018

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Special Tax Revenue (continued)
Cleveland, OH, Income Tax Revenue, (Parks and Recreation Facilities Improvements), 4.00%, 10/1/25	$435	$475,159
Cleveland, OH, Income Tax Revenue, (Parks and Recreation Facilities Improvements), 4.00%, 10/1/27	785	856,608
Cleveland, OH, Income Tax Revenue, (Parks and Recreation Facilities Improvements), 4.00%, 10/1/29	500	537,745
Cleveland, OH, Income Tax Revenue, (Public Facilities Improvements), 4.00%, 10/1/24	200	218,434
Cleveland, OH, Income Tax Revenue, (Public Facilities Improvements), 4.00%, 10/1/25	200	218,464
Cleveland, OH, Income Tax Revenue, (Public Facilities Improvements), 4.00%, 10/1/26	150	163,758
Cleveland, OH, Income Tax Revenue, (Public Facilities Improvements), 4.00%, 10/1/27	240	261,893
Connecticut, Special Tax Obligation, (Transportation Infrastructure), 5.00%, 9/1/32	2,040	2,303,772
Cuyahoga County, OH, Excise Tax Revenue, 5.00%, 12/1/22	500	565,770
Cuyahoga County, OH, Excise Tax Revenue, 5.00%, 12/1/23	500	574,430
Escambia County School Board, FL, Sales Tax Revenue, 5.00%, 9/1/26	450	533,713
Escambia County School Board, FL, Sales Tax Revenue, 5.00%, 9/1/27	650	765,440
Lafayette, LA, Sales Tax Revenue, 5.00%, 3/1/31	1,400	1,617,476
Los Angeles County Metropolitan Transportation Authority, CA, Sales Tax Revenue, 5.00%, 6/1/31	1,000	1,195,230
Los Angeles County Metropolitan Transportation Authority, CA, Sales Tax Revenue, 5.00%, 6/1/32	500	595,535
Miami Beach, FL, Resort Tax Revenue, 5.00%, 9/1/23	500	574,550
Miami-Dade County, FL, Special Obligation Bonds, 5.00%, 4/1/25	250	294,883
Miami-Dade County, FL, Special Obligation Bonds, 5.00%, 4/1/26	1,025	1,215,629
Miami-Dade County, FL, Special Obligation Bonds, 5.00%, 4/1/29	900	1,049,292
Miami-Dade County, FL, Special Obligation Bonds, 5.00%, 4/1/30	950	1,103,054
Miami-Dade County, FL, Special Obligation Bonds, 5.00%, 4/1/31	895	1,034,244
Miami-Dade County, FL, Special Obligation Bonds, 5.00%, 4/1/32	735	846,463
Mississippi Development Bank, Special Obligation Bonds, (Hinds County School District), 4.00%, 3/1/23(1)	250	269,658
Mississippi Development Bank, Special Obligation Bonds, (Hinds County School District), 4.00%, 3/1/25(1)	470	513,028
Mississippi Development Bank, Special Obligation Bonds, (Hinds County School District), 4.00%, 3/1/27(1)	500	548,195
Mississippi Development Bank, Special Obligation Bonds, (Hinds County School District), 4.00%, 3/1/28(1)	350	383,481

Security	Principal Amount (000’s omitted)	Value

Special Tax Revenue (continued)
Mississippi Development Bank, Special Obligation Bonds, (Hinds County School District), 4.00%, 3/1/29(1)	$720	$781,070
New York City Transitional Finance Authority, NY, Future Tax Revenue, 5.00%, 11/1/30	1,500	1,773,855
New York Dormitory Authority, Sales Tax Revenue, 5.00%, 3/15/32	1,800	2,103,588
San Francisco County Transportation Authority, CA, Sales Tax Revenue, 3.00%, 2/1/30	2,870	2,872,239
Scottsdale Municipal Property Corp., AZ, Excise Tax Revenue, 5.00%, 7/1/32	2,500	2,986,575
St. Lucie County, FL, Special Tax Revenue, 5.00%, 10/1/29	1,445	1,701,762
St. Lucie County, FL, Special Tax Revenue, 5.00%, 10/1/30	1,000	1,174,000
St. Lucie County, FL, Special Tax Revenue, 5.00%, 10/1/32	1,000	1,168,490
Successor Agency to San Mateo Redevelopment Agency, CA, 5.00%, 8/1/26	100	115,884
Successor Agency to San Mateo Redevelopment Agency, CA, 5.00%, 8/1/29	140	159,986
Tri-County Metropolitan Transportation District, OR, Payroll Tax Revenue, 4.00%, 9/1/31	1,000	1,093,350
Tri-County Metropolitan Transportation District, OR, Payroll Tax Revenue, 5.00%, 9/1/32	1,000	1,178,440
Tustin Community Facilities District No. 06-1, CA, (Tustin Legacy/Columbus Villages), 5.00%, 9/1/28	250	286,958

		$43,460,324

Transportation — 10.5%
Alameda Corridor Transportation Authority, CA, 4.00%, 10/1/23	$250	$274,255
Alameda Corridor Transportation Authority, CA, 5.00%, 10/1/24	250	291,308
Bay Area Toll Authority, CA, (San Francisco Bay Area), 2.10% to 4/1/22 (Put Date), 4/1/45	2,000	2,009,840
Bay Area Toll Authority, CA, (San Francisco Bay Area), 2.95% to 4/1/26 (Put Date), 4/1/47	1,800	1,849,806
Bay Area Toll Authority, CA, (San Francisco Bay Area), 4.00%, 4/1/33	1,500	1,618,110
Brazoria County Toll Road Authority, TX, 5.00%, 3/1/29	1,580	1,866,691
Brazoria County Toll Road Authority, TX, 5.00%, 3/1/33	1,985	2,308,753
Chicago, IL, (O’Hare International Airport), 5.00%, 1/1/22	150	167,037
Chicago, IL, (O’Hare International Airport), 5.00%, 1/1/26	1,000	1,180,840
Chicago, IL, (O’Hare International Airport), 5.00%, 1/1/28	150	172,133
Chicago, IL, (O’Hare International Airport), 5.00%, 1/1/29	150	171,420
Chicago, IL, (O’Hare International Airport), 5.00%, 1/1/30	500	569,370
Chicago, IL, (O’Hare International Airport), 5.00%, 1/1/31	1,000	1,134,030
Chicago, IL, (O’Hare International Airport), 5.00%, 1/1/33	500	563,005
Chicago, IL, (O’Hare International Airport), 5.25%, 1/1/28	2,905	3,495,964
Chicago, IL, (O’Hare International Airport), 5.25%, 1/1/29	3,060	3,669,062
Chicago, IL, (O’Hare International Airport), 5.25%, 1/1/30	1,000	1,196,420

31	See Notes to Financial Statements.

5-to-15 Year Laddered Municipal Bond Portfolio

January 31, 2018

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Transportation (continued)
Chicago, IL, (O’Hare International Airport), 5.25%, 1/1/31	$1,000	$1,191,190
Chicago, IL, (O’Hare International Airport), 5.25%, 1/1/32	2,565	3,044,296
Chicago, IL, (O’Hare International Airport), Series 2015B, 5.00%, 1/1/24	200	230,892
Chicago, IL, (O’Hare International Airport), Series 2015B, 5.00%, 1/1/25	100	116,887
Chicago, IL, (O’Hare International Airport), Series 2016B, 5.00%, 1/1/24	500	577,230
Chicago, IL, (O’Hare International Airport), Series 2016B, 5.00%, 1/1/25	1,000	1,168,870
Commonwealth Transportation Board, VA, 5.00%, 9/15/30	1,240	1,467,391
Denver City and County, CO, Airport System Revenue, 5.00%, 11/15/23	1,000	1,160,740
Denver City and County, CO, Airport System Revenue, 5.00%, 11/15/24	650	765,472
Denver City and County, CO, Airport System Revenue, 5.00%, 11/15/25	625	743,175
Denver City and County, CO, Airport System Revenue, 5.00%, 11/15/31	1,650	1,926,738
Denver City and County, CO, Airport System Revenue, 5.00%, 11/15/32	2,200	2,563,396
Fort Bend County, TX, Toll Road Revenue, 5.00%, 3/1/22	100	111,614
Fort Bend County, TX, Toll Road Revenue, 5.00%, 3/1/23	150	170,006
Fort Bend County, TX, Toll Road Revenue, 5.00%, 3/1/24	195	224,474
Fort Bend County, TX, Toll Road Revenue, 5.00%, 3/1/28	500	570,195
Fort Bend County, TX, Toll Road Revenue, 5.00%, 3/1/29	1,000	1,135,580
Fort Bend County, TX, Toll Road Revenue, 5.00%, 3/1/30	750	849,630
Georgia State Road and Tollway Authority, 5.00%, 6/1/26	250	296,730
Idaho Housing and Finance Association, Federal Highway Trust Fund, 5.00%, 7/15/25	650	764,211
Illinois Toll Highway Authority, 5.00%, 1/1/29	175	202,020
Illinois Toll Highway Authority, 5.00%, 12/1/32	350	399,508
Kentucky Asset/Liability Commission, 2014 Federal Highway Trust Fund, 5.00%, 9/1/24	1,200	1,397,592
Kentucky Asset/Liability Commission, 2015 Federal Highway Trust Fund, 5.00%, 9/1/24	250	291,165
Kentucky Turnpike Authority, 5.00%, 7/1/33	500	562,375
Massachusetts, (Rail Enhancement & Accelerated Bridge Programs), 5.00%, 6/1/30	1,500	1,733,460
Massachusetts, (Rail Enhancement & Accelerated Bridge Programs), 5.00%, 6/1/33	2,000	2,299,840
Metropolitan Transportation Authority, NY, 5.00%, 11/15/23	500	578,895
Metropolitan Transportation Authority, NY, 5.00%, 11/15/24	500	585,385
Metropolitan Transportation Authority, NY, 5.00%, 11/15/25	500	590,640
Metropolitan Transportation Authority, NY, 5.00%, 11/15/26	1,000	1,190,860
Metropolitan Transportation Authority, NY, 5.00%, 11/15/41	415	463,098

Security	Principal Amount (000’s omitted)	Value

Transportation (continued)
Metropolitan Transportation Authority, NY, Prerefunded to 11/15/22, 5.00%, 11/15/41	$250	$287,265
Miami-Dade County, FL, Seaport Revenue, 5.00%, 10/1/23	130	146,402
New Brunswick Parking Authority, NJ, 5.00%, 9/1/22	500	561,835
New Jersey Turnpike Authority, 5.00%, 1/1/33	500	583,795
New Orleans Aviation Board, LA, 5.00%, 1/1/28	150	177,558
New Orleans Aviation Board, LA, 5.00%, 1/1/31	190	221,301
North Carolina, (Federal-Aid Highway Projects), 5.00%, 3/1/23	750	856,612
North Carolina, (Federal-Aid Highway Projects), 5.00%, 3/1/29	550	635,618
North Carolina, (Federal-Aid Highway Projects), 5.00%, 3/1/30	400	460,592
Oklahoma Capitol Improvement Authority, 5.00%, 7/1/29	1,000	1,175,350
Pennsylvania Turnpike Commission, 5.00%, 12/1/31	1,500	1,712,535
Pennsylvania Turnpike Commission, 5.00%, 12/1/32	1,000	1,137,190
Pennsylvania Turnpike Commission, 5.00%, 12/1/33	1,000	1,131,810
Port of Seattle, WA, 5.00%, 3/1/24	250	290,405
Port of Seattle, WA, 5.00%, 3/1/25	150	174,998
Port of Seattle, WA, 5.00%, 3/1/27	250	289,675
Port of Seattle, WA, 5.00%, 3/1/29	250	288,193
Salt Lake City, UT, (Salt Lake City International Airport), 5.00%, 7/1/27	300	361,440
Salt Lake City, UT, (Salt Lake City International Airport), 5.00%, 7/1/28	1,370	1,632,876
Salt Lake City, UT, (Salt Lake City International Airport), 5.00%, 7/1/32	600	702,060
Texas Transportation Commission, 5.00%, 4/1/33	50	57,592
Tri-County Metropolitan Transportation District, OR, 5.00%, 10/1/24	500	579,935
Tri-County Metropolitan Transportation District, OR, 5.00%, 10/1/26	500	589,560
Wisconsin, Transportation Revenue, 5.00%, 7/1/31	3,450	3,991,339
Wisconsin, Transportation Revenue, 5.00%, 7/1/32	700	807,583

		$70,765,118

Water and Sewer — 3.4%
Boston Water and Sewer Commission, MA, 5.00%, 11/1/31	$450	$523,467
Buffalo Municipal Water Finance Authority, NY, 5.00%, 7/1/25	300	351,570
Buffalo Municipal Water Finance Authority, NY, 5.00%, 7/1/29	115	132,828
Buffalo Municipal Water Finance Authority, NY, 5.00%, 7/1/30	100	114,923
Chino Basin Desalter Authority, CA, 4.00%, 6/1/32	1,235	1,320,697
East Bay Municipal Utility District, CA, Wastewater System Revenue, 4.00%, 6/1/31	170	185,914
Jacksonville, NC, Enterprise Systems Revenue, 5.00%, 5/1/27	700	834,736
Jacksonville, NC, Enterprise Systems Revenue, 5.25%, 5/1/28	250	306,223
Jacksonville, NC, Enterprise Systems Revenue, 5.25%, 5/1/31	160	199,904
Kentucky Infrastructure Authority, Wastewater and Drinking Water Revolving Fund Revenue, 5.00%, 2/1/28	500	592,485

32	See Notes to Financial Statements.

5-to-15 Year Laddered Municipal Bond Portfolio

January 31, 2018

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Water and Sewer (continued)
Lancaster, OH, Wastewater System Revenue, 4.00%, 12/1/26	$205	$227,355
Lancaster, OH, Wastewater System Revenue, 4.00%, 12/1/27	250	274,275
Lancaster, OH, Wastewater System Revenue, 4.00%, 12/1/28	670	726,655
Marin Public Financing Authority, CA, (Sausalito-Marin City Sanitary District), 4.00%, 4/1/31	780	851,869
Marin Public Financing Authority, CA, (Sausalito-Marin City Sanitary District), 4.00%, 4/1/32	875	948,272
Marysville, OH, Water System Revenue, 4.00%, 12/1/25	250	278,018
Marysville, OH, Water System Revenue, 4.00%, 12/1/27	180	197,744
Mesa, AZ, Utility Systems Revenue, 5.00%, 7/1/27	600	714,678
Mesa, AZ, Utility Systems Revenue, 5.00%, 7/1/29	500	590,150
Mesa, AZ, Utility Systems Revenue, 5.00%, 7/1/30	600	705,210
Metropolitan St. Louis Sewer District, MO, 5.00%, 5/1/33	1,000	1,182,570
Miami Beach, FL, Water and Sewer Revenue, 4.00%, 9/1/32	350	374,731
Phoenix Civic Improvement Corp., AZ, Water System Revenue, 5.00%, 7/1/25	1,250	1,465,625
Port St. Lucie, FL, Utility System Revenue, 5.00%, 9/1/23	300	342,864
Rapid City, SD, Water Revenue, 4.00%, 11/1/29	600	646,776
Rapid City, SD, Water Revenue, 4.00%, 11/1/30	670	719,339
Rapid City, SD, Water Revenue, 5.00%, 11/1/26	1,000	1,175,820
Rapid City, SD, Water Revenue, 5.00%, 11/1/27	515	602,385
Rock Hill, SC, Combined Utility System Revenue, 5.00%, 1/1/23	300	340,263
Rock Hill, SC, Combined Utility System Revenue, 5.00%, 1/1/26	1,000	1,176,910
Santa Fe, NM, Water Utility System Revenue, 4.00%, 6/1/30	365	397,051
Santa Fe, NM, Water Utility System Revenue, 4.00%, 6/1/31	450	486,041
St. Joseph Industrial Development Authority, MO, (Sewerage System Improvements), 5.00%, 4/1/26	500	581,505
Tallahassee, FL, Consolidated Utility Systems Revenue, 5.00%, 10/1/33	1,000	1,153,880
West Goshen Sewer Authority, PA, 4.00%, 5/1/29	325	346,453
Wyoming, MI, Water Supply System Revenue, 4.00%, 6/1/29	135	144,162
Wyoming, MI, Water Supply System Revenue, 4.00%, 6/1/30	105	111,650
Wyoming, MI, Water Supply System Revenue, 5.00%, 6/1/25	210	244,501
Wyoming, MI, Water Supply System Revenue, 5.00%, 6/1/27	505	587,840
Wyoming, MI, Water Supply System Revenue, 5.00%, 6/1/28	550	636,234

		$22,793,573

Total Tax-Exempt Investments — 93.7% (identified cost $635,367,594)		$633,651,010

Other Assets, Less Liabilities — 6.3%		$42,648,814

Net Assets — 100.0%		$676,299,824

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

At January 31, 2018, the concentration of the Portfolio’s investments in the various states, determined as a percentage of net assets, is less than 10% individually.

The Portfolio invests primarily in debt securities issued by municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at January 31, 2018, 6.2% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution or financial guaranty assurance agency ranged from 0.1% to 3.9% of total investments.

(1)	When-issued security.

(2)	Amount is less than 0.05%.

Abbreviations:

AGM	–	Assured Guaranty Municipal Corp.
BAM	–	Build America Mutual Assurance Co.
FHLMC	–	Federal Home Loan Mortgage Corp.
FNMA	–	Federal National Mortgage Association
GNMA	–	Government National Mortgage Association
NPFG	–	National Public Finance Guaranty Corp.
PSF	–	Permanent School Fund

33	See Notes to Financial Statements.

5-to-15 Year Laddered Municipal Bond Portfolio

January 31, 2018

Statement of Assets and Liabilities

Assets	January 31, 2018
Unaffiliated investments, at value (identified cost, $635,367,594)	$633,651,010
Cash	52,065,080
Interest receivable	6,166,486
Receivable for investments sold	619,588
Receivable from affiliate	9,137
Total assets	$692,511,301

Liabilities
Payable for investments purchased	$3,503,064
Payable for when-issued securities	12,407,535
Payable to affiliates:
Investment adviser fee	181,135
Accrued expenses	119,743
Total liabilities	$16,211,477
Net Assets applicable to investors’ interest in Portfolio	$676,299,824

Sources of Net Assets
Investors’ capital	$678,016,408
Net unrealized depreciation	(1,716,584)
Total	$676,299,824

34	See Notes to Financial Statements.

5-to-15 Year Laddered Municipal Bond Portfolio

January 31, 2018

Statement of Operations

Investment Income	Year Ended January 31, 2018
Interest	$13,799,088
Total investment income	$13,799,088

Expenses
Investment adviser fee	$1,871,187
Trustees’ fees and expenses	29,753
Custodian fee	138,394
Legal and accounting services	54,159
Miscellaneous	18,708
Total expenses	$2,112,201
Deduct —
Allocation of expenses to affiliate	$65,579
Total expense reductions	$65,579

Net expenses	$2,046,622

Net investment income	$11,752,466

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$(1,636,424)
Net realized loss	$(1,636,424)
Change in unrealized appreciation (depreciation) —
Investments	$7,838,450
Net change in unrealized appreciation (depreciation)	$7,838,450

Net realized and unrealized gain	$6,202,026

Net increase in net assets from operations	$17,954,492

35	See Notes to Financial Statements.

5-to-15 Year Laddered Municipal Bond Portfolio

January 31, 2018

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended January 31, 2018	Period Ended January 31, 2017(1)
From operations —
Net investment income	$11,752,466	$6,604,848
Net realized loss	(1,636,424)	(5,856,593)
Net change in unrealized appreciation (depreciation)	7,838,450	(14,144,548)
Net increase (decrease) in net assets from operations	$17,954,492	$(13,396,293)
Capital transactions —
Contributions	$211,735,515	$364,959,593
Withdrawals	(55,926,844)	(83,807,353)
Portfolio transaction fee	432,365	671,446
Assets contributed by Eaton Vance TABS 5-to-15 Year Laddered Municipal Bond Fund	—	233,676,903
Net increase in net assets from capital transactions	$156,241,036	$515,500,589

Net increase in net assets	$174,195,528	$502,104,296

Net Assets
At beginning of period	$502,104,296	$—
At end of period	$676,299,824	$502,104,296

(1)	For the period from the start of business, March 28, 2016, to January 31, 2017.

36	See Notes to Financial Statements.

5-to-15 Year Laddered Municipal Bond Portfolio

January 31, 2018

Financial Highlights

Ratios/Supplemental Data	Year Ended January 31, 2018	Period Ended January 31, 2017(1)
Ratios (as a percentage of average daily net assets):
Expenses(2)	0.35%	0.35	%(3)
Net investment income	2.01%	1.71	%(3)
Portfolio Turnover	35%	30	%(4)

Total Return(2)	3.83%	(0.80	)%(4)

Net assets, end of period (000’s omitted)	$676,300	$502,104

(1)	For the period from the start of business, March 28, 2016, to January 31, 2017.

(2)

The investment adviser reimbursed certain operating expenses (equal to 0.01% and 0.02% of average daily net assets for the year ended January 31, 2018 and the period ended January 31, 2017, respectively). Absent this reimbursement, total return would be lower.

(3)	Annualized.

(4)	Not annualized.

37	See Notes to Financial Statements.

5-to-15 Year Laddered Municipal Bond Portfolio

January 31, 2018

Notes to Financial Statements

1  Significant Accounting Policies

5-to-15 Year Laddered Municipal Bond Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to seek current income exempt from regular federal income tax. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At January 31, 2018, Eaton Vance TABS 5-to-15 Year Laddered Municipal Bond Fund and Eaton Vance TABS 5-to-15 Year Laddered Municipal Bond NextShares held an interest of 99.0% and 1.0%, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and losses and any other items of income, gain, loss, deduction or credit.

As of January 31, 2018, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

F  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

G  When-Issued Securities and Delayed Delivery Transactions — The Portfolio may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Portfolio maintains cash and/or security positions for these commitments such that sufficient liquid assets will

38

5-to-15 Year Laddered Municipal Bond Portfolio

January 31, 2018

Notes to Financial Statements — continued

be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest on settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

H  Capital Transactions — To seek to protect the Portfolio (and, indirectly, other investors in the Portfolio) against the costs of accommodating investor inflows and outflows, the Portfolio imposes a fee (“Portfolio transaction fee”) on inflows and outflows by Portfolio investors. The Portfolio transaction fee is sized to cover the estimated cost to the Portfolio of, in connection with issuing interests, converting the cash and/or other instruments it receives to the desired composition and, in connection with redeeming its interests, converting Portfolio holdings to cash and/or other instruments to be distributed. Such fee, which may vary over time, is limited to amounts that have been authorized by the Board of Trustees and determined by Eaton Vance Management (EVM) to be appropriate. The maximum Portfolio transaction fee is 2% of the amount of net contributions or withdrawals. The Portfolio transaction fee is recorded as a component of capital transactions on the Statements of Changes in Net Assets.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio. The fee is computed at an annual rate of 0.32% of the Portfolio’s average daily net assets up to $1 billion and at reduced rates on average daily net assets of $1 billion or more, and is payable monthly. For the year ended January 31, 2018, the Portfolio’s investment adviser fee amounted to $1,871,187 or 0.32% of the Portfolio’s average daily net assets. Pursuant to a voluntary expense reimbursement, BMR was allocated $65,579 of the Portfolio’s operating expenses for the year ended January 31, 2018.

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended January 31, 2018, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Transfer of Assets

Investment operations began on March 28, 2016 with the transfer of investments and related assets by Eaton Vance TABS 5-to-15 Year Laddered Municipal Bond Fund of $233,676,903, including net unrealized appreciation of $4,589,514, in exchange for an interest in the Portfolio. The transaction was structured for tax purposes as a tax-free exchange under the Internal Revenue Code.

4  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $350,253,439 and $194,613,875, respectively, for the year ended January 31, 2018.

5  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at January 31, 2018, as determined on a federal income tax basis, were as follows:

Aggregate cost	$635,363,324

Gross unrealized appreciation	$5,898,678
Gross unrealized depreciation	(7,610,992)

Net unrealized depreciation	$(1,712,314)

6  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $625 million unsecured line of credit agreement with a group of banks, which is in effect through October 30, 2018. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended January 31, 2018.

39

5-to-15 Year Laddered Municipal Bond Portfolio

January 31, 2018

Notes to Financial Statements — continued

7  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At January 31, 2018, the hierarchy of inputs used in valuing the Portfolio’s investments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total
Tax-Exempt Investments	$—	$633,651,010	$—	$633,651,010

Total Investments	$—	$633,651,010	$—	$633,651,010

The Portfolio held no investments or other financial instruments as of January 31, 2017 whose fair value was determined using Level 3 inputs. At January 31, 2018, there were no investments transferred between Level 1 and Level 2 during the year then ended.

40

5-to-15 Year Laddered Municipal Bond Portfolio

January 31, 2018

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of 5-to-15 Year Laddered Municipal Bond Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of 5-to-15 Year Laddered Municipal Bond Portfolio (the “Portfolio”), including the portfolio of investments, as of January 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for the year ended January 31, 2018 and for the period from the start of business, March 28, 2016 to January 31, 2017, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolio as of January 31, 2018, and the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year ended January 31, 2018 and for the period from the start of business, March 28, 2016 to January 31, 2017, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of January 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

March 21, 2018

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

41

Eaton Vance

TABS 5-to-15 Year Laddered Municipal Bond Fund

January 31, 2018

Management and Organization

Fund Management.  The Trustees of Eaton Vance Municipals Trust II (the Trust) and 5-to-15 Year Laddered Municipal Bond Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 177 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 177 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and the Portfolio.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Mark R. Fetting 1954	Trustee	2011

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Directorships in the Last Five Years. None.

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012); Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000); Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995); Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989); Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

42

Eaton Vance

TABS 5-to-15 Year Laddered Municipal Bond Fund

January 31, 2018

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

William H. Park 1947	Chairperson of the Board and Trustee	2016 (Chairperson) 2003 (Trustee)

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) None.

Susan J. Sutherland 1957	Trustee	2015

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Harriett Tee Taggart 1948	Trustee	2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006). Ms. Taggart has apprised the Board of Trustees that she intends to retire as a Trustee of all Eaton Vance Funds in 2018.

Directorships in the Last Five Years.(2) Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009).

Scott E. Wennerholm 1959	Trustee	2016

Trustee at Wheelock College (postsecondary institution) (since 2012). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Directorships in the Last Five Years. None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust and the Portfolio	Officer Since(3)	Principal Occupation(s) During Past Five Years
Payson F. Swaffield 1956	President	2003	Vice President and Chief Income Investment Officer of EVM and BMR. Also Vice President of Calvert Research and Management (“CRM”).

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR. Also Vice President and officer of CRM.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President and officer of CRM.

43

Eaton Vance

TABS 5-to-15 Year Laddered Municipal Bond Fund

January 31, 2018

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Officer Since(3)	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

During their respective tenures, the Trustees (except for Mmes. Frost and Sutherland and Messrs. Fetting, Gorman and Wennerholm) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); and eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).

(3)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

44

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

45

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Investment Adviser of 5-to-15 Year Laddered

Municipal Bond Portfolio

Boston Management and Research

Two International Place

Boston, MA 02110

Investment Adviser and Administrator of Eaton Vance

TABS 5-to-15 Year Laddered Municipal Bond Fund

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

22626    1.31.18

Item 2. Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122. The registrant has not amended the code of ethics as described in Form N-CSR during the period covered by this report. The registrant has not granted any waiver, including an implicit waiver, from a provision of the code of ethics as described in Form N-CSR during the period covered by this report.

Item 3. Audit Committee Financial Expert

The registrant’s Board has designated William H. Park, an independent trustee, as its audit committee financial expert. Mr. Park is a certified public accountant who is a private investor. Previously, he served as a consultant, as the Chief Financial Officer of Aveon Group, L.P. (an investment management firm), as the Vice Chairman of Commercial Industrial Finance Corp. (specialty finance company), as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm), as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (an institutional investment management firm) and as a Senior Manager at Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm).

Item 4. Principal Accountant Fees and Services

Eaton Vance High Yield Municipal Income Fund, Eaton Vance TABS Intermediate-Term Municipal Bond Fund, Eaton Vance TABS Short-Term Municipal Bond Fund, Eaton Vance TABS 5-to-15 Year Laddered Municipal Bond Fund, Eaton Vance TABS 1-to-10 Year Laddered Municipal Bond Fund and Eaton Vance TABS 10-to-20 Year Laddered Municipal Bond Fund (the “Fund(s)”) are series of Eaton Vance Municipals Trust II (the “Trust”), a Massachusetts business trust, which, including the Funds, contains a total of 6 series (the “Series”). The Trust is registered under the Investment Company Act of 1940 as an open-end management investment company. This Form N-CSR relates to the Funds’ annual reports.

Rule 2-01(c)(1)(ii)(A) of Regulation S-X (the “Loan Rule”) prohibits an accounting firm, such as the Trust’s principal accountant, Deloitte & Touche LLP (“D&T”), from having certain financial relationships with their audit clients and affiliated entities. Specifically, the Loan Rule provides, in relevant part, that an accounting firm generally would not be independent if it or a “covered person” of the accounting firm (within the meaning of applicable SEC rules relating to auditor independence) receives a loan from a lender that is a “record or beneficial owner of more than ten percent of the audit client’s equity securities.” Based on information provided to the Audit Committee of the Board of Trustees (the “Audit Committee”) of the Eaton Vance family of funds by D&T, certain relationships between D&T and its affiliates (“Deloitte Entities”) and one or more lenders who are record owners of shares of one or more funds within the Eaton Vance family of funds (the “Funds”) implicate the Loan Rule, calling into question D&T’s independence with respect to the Funds. The Funds are providing this disclosure to explain the facts and circumstances as well as D&T’s conclusions concerning D&T’s objectivity and impartiality with respect to the audits of the Funds notwithstanding the existence of one or more breaches of the Loan Rule.

On June 20, 2016, the U.S. Securities and Exchange Commission (the “SEC”) issued no-action relief to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter (June 20, 2016) (the “No-Action Letter”)) related to an auditor independence issue arising under the Loan Rule. In the No-Action Letter, the SEC indicated that it would not recommend enforcement action against the fund group if the auditor is not in compliance with the Loan Rule provided that: (1) the auditor has complied with PCAOB Rule 3526(b)(1) and 3526(b)(2); (2) the auditor’s non-compliance under the Loan Rule is with respect to certain lending relationships; and (3) notwithstanding such non-compliance, the auditor has concluded that it is objective and impartial with respect to the issues encompassed within its engagement as auditor of the funds.

Based on information provided by D&T to the Audit Committee, the requirements of the No-Action Letter appear to be met with respect to D&T’s lending relationships described above. Among other things, D&T has advised the Audit Committee of its conclusion that the consequences of the breach of the Loan Rule have been satisfactorily addressed, that D&T’s objectivity and impartiality in the planning and conduct of the audits of the Fund’s financial statements has not been compromised and that, notwithstanding the breach, D&T is in a position to continue as the auditor for the Funds and D&T does not believe any actions need to be taken with respect to previously issued reports by D&T. D&T has advised the Audit Committee that these conclusions were based in part on its consideration of the No-Action Letter and other relevant information communicated to the Audit Committee.

(a)-(d)

The following tables present the aggregate fees billed to each Fund for the Fund’s fiscal years ended January 31, 2017 and January 31, 2018 by D&T for professional services rendered for the audit of the Fund’s annual financial statements and fees billed for other services rendered by D&T during such periods.

Eaton Vance High Yield Municipal Income Fund

Fiscal Years Ended	1/31/17	1/31/18
Audit Fees	$79,820	$80,270
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$15,626	$15,860
All Other Fees(3)	$0	$0

Total	$95,446	$96,130

Eaton Vance TABS Intermediate-Term Municipal Bond Fund

Fiscal Years Ended	1/31/17	1/31/18
Audit Fees	$41,020	$41,020
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$9,311	$10,701
All Other Fees(3)	$0	$0

Total	$50,331	$51,721

Eaton Vance TABS 5-to-15 Year Laddered Municipal Bond Fund

Fiscal Years Ended	1/31/17	1/31/18
Audit Fees	$15,000	$15,000
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$9,311	$9,451
All Other Fees(3)	$0	$0

Total	$24,311	$24,451

Eaton Vance TABS Short-Term Municipal Bond Fund

Fiscal Years Ended	1/31/17	1/31/18
Audit Fees	$40,040	$40,040
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$11,061	$10,701
All Other Fees(3)	$0	$0

Total	$51,101	$50,741

Eaton Vance TABS 1-to-10 Year Laddered Municipal Bond Fund

Fiscal Years Ended	1/31/17	1/31/18
Audit Fees	$24,250	$29,250
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$9,494	$9,636
All Other Fees(3)	$0	$0

Total	$33,744	$38,886

Eaton Vance TABS 10-to-20 Year Laddered Municipal Bond Fund

Fiscal Years Ended	1/31/17	1/31/18
Audit Fees	$24,250	$24,250
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$9,494	$10,886
All Other Fees(3)	$0	$0

Total	$33,744	$35,136

(1)	Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.
(2)	Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.
(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

The Funds comprised all of the Series of the Trust at January 31, 2017, and have the same fiscal year end (January 31). The following table presents the aggregate audit, audit-related, tax, and other fees billed to all of the Series in the Trust by D&T for the last two fiscal years of each Series.

Fiscal Years Ended	1/31/17	1/31/18
Audit Fees	$224,380	$229,830
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$64,297	$67,235
All Other Fees(3)	$0	$0

Total	$288,677	$297,065

(1)	Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.
(2)	Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.
(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to all of the Series in the Trust by D&T for the last two fiscal years of each Series; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by D&T for the last two fiscal years of each Series.

Fiscal Years Ended	1/31/17	1/31/18
Registrant(1)	$64,297	$67,235
Eaton Vance(2)	$46,000	$148,018

(1)	Includes all of the Series of the Trust.
(2)	The investment adviser to the Series, as well as any of its affiliates that provide ongoing services to the Series, are subsidiaries of Eaton Vance Corp.

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrant

Not applicable.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

No material changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Municipals Trust II

By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President

Date:	March 27, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Treasurer

Date:	March 27, 2018

By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President

Date:	March 27, 2018